UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Funds
•	PIMCO Equity Series RealPath® Blend Funds
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO Equity Series®

Annual Report

June 30, 2018

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equites then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a

2	PIMCO EQUITY SERIES

barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series August 23, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO EQUITY SERIES

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Class A**	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/27/2018	04/30/12	04/30/12	Non-diversified

*	On February 13, 2018, the Board approved a proposal to change the name of Class P for all Funds of the Trust that offer such class to I-2. The name change occurred on April 27, 2018.
**	Effective March 23, 2018, Class D shares were automatically converted into Class A shares of the same Fund.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

ANNUAL REPORT	JUNE 30, 2018	5

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	6.89%	5.35%	7.46%
PIMCO Dividend and Income Fund I-2	6.80%	5.25%	7.39%
PIMCO Dividend and Income Fund Class A	6.60%	4.98%	7.10%
PIMCO Dividend and Income Fund Class A (adjusted)	0.78%	3.79%	6.19%
PIMCO Dividend and Income Fund Class C	5.72%	4.18%	6.29%
PIMCO Dividend and Income Fund Class C (adjusted)	4.72%	4.18%	6.29%
MSCI World Index±	11.09%	9.94%	11.96%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	8.64%	7.87%	9.27%

All Fund returns are net of fees and expenses.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate USD Unhedged Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, was 0.81% for the Institutional Class shares, 0.91% for the I-2 shares, 1.16% for the Class A shares, and 1.91% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX	Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of 06/30/20181§

United States	55.4%
Japan	9.8%
United Kingdom	8.0%
France	4.7%
Germany	3.6%
Australia	2.7%
Netherlands	2.1%
Spain	2.0%
Switzerland	2.0%
Canada	1.4%
Italy	1.3%
Cayman Islands	1.1%
Other	5.1%

Sector Breakdown as of 06/30/20181§

Financials	21.0%
Energy	8.7%
Industrials	8.4%
U.S. Treasury Obligations	8.3%
Consumer Discretionary	7.6%
Health Care	7.2%
Utilities	5.7%
Information Technology	5.1%
Telecommunication Services	4.9%
Consumer Staples	4.5%
Asset-Backed Securities	4.3%
Non-Agency Mortgage-Backed Securities	3.3%
U.S. Government Agencies	3.3%
Materials	3.1%
Other	3.9%

1  % of Investments, at value.

§ Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Holdings of non-agency mortgage-backed securities contributed to absolute returns, as the securities appreciated.

»

Equity holdings in Caesars Entertainment Corporation contributed to absolute returns, as the securities appreciated. After buying Caesar’s distressed debt at a discount, PIMCO received cash and securities, including dividend-paying stocks after the company was restructured.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	U.S. interest rate strategies detracted from performance, as U.S. Treasury yields increased.

ANNUAL REPORT	JUNE 30, 2018	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018*
	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	2.03%	4.98%	5.91%	10.64%
PIMCO EqS® Long/Short Fund I-2	1.96%	4.88%	5.85%	10.60%
PIMCO EqS® Long/Short Fund I-3	1.90%	4.82%	5.80%	10.56%
PIMCO EqS® Long/Short Fund Class A	1.64%	4.60%	5.67%	10.47%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(3.94)%	3.43%	5.07%	10.07%
PIMCO EqS® Long/Short Fund Class C	0.99%	3.83%	5.19%	10.15%
PIMCO EqS® Long/Short Fund Class C (adjusted)	0.03%	3.83%	5.19%	10.15%
3 Month USD LIBOR Index±	1.67%	0.71%	0.73%	1.66%

All Fund returns are net of fees and expenses.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. For periods prior to the inception date of each of the I-2, I-3, Class A and C shares’ performance is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.87% for the Institutional Class shares, 1.97% for the I-2 shares, 2.07% for the I-3 shares, 2.22% for the Class A shares, and 2.97% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	I-2 - PMHBX	Class A - PMHAX	I-3 - PMHNX	Class C - PMHCX

Top 10 Long Exposure Holdings as of 06/30/20181§

Norfolk Southern Corp.	5.8%
Union Pacific Corp.	5.5%
Berkshire Hathaway, Inc. ‘B’	4.7%
SPDR S&P Oil & Gas Exploration & Production ETF	4.0%
SPDR S&P Regional Banking ETF	3.9%
ONEOK, Inc.	3.6%
JPMorgan Chase & Co.	3.3%
Samsung Electronics Co. Ltd.	3.1%
Las Vegas Sands Corp.	3.1%
Deutsche Boerse AG	3.0%

Long Exposure Sector Breakdown as of 06/30/20181§

Financials	21.1%
Energy	16.5%
Health Care	14.9%
Consumer Discretionary	14.3%
Industrials	14.1%
Information Technology	10.9%

Top 10 Short Exposure Holdings as of 06/30/20181§

iShares MSCI Emerging Markets ETF	(2.2)%
Clorox Co.	(2.1)%
Brink’s Co.	(1.8)%
Affiliated Managers Group, Inc.	(1.6)%
Amgen, Inc.	(1.5)%
Iron Mountain, Inc.	(1.4)%
Walmart, Inc.	(1.4)%
TransCanada Corp.	(1.4)%
Franklin Resources, Inc.	(1.3)%
T Rowe Price Group, Inc.	(1.3)%

Short Exposure Sector Breakdown as of 06/30/20181§

Financials	(10.5)%
Industrials	(6.9)%
Consumer Discretionary	(5.5)%
Consumer Staples	(4.2)%
Health Care	(3.6)%
Energy	(3.4)%
Real Estate	(1.4)%
Information Technology	(1.3)%

1 % of net exposure (Investments, at value net Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s long position in ONEOK, Inc. contributed to absolute returns, as the price of the security rose.

»	The Fund’s long position in SPDR S&P Oil & Gas Exploration and Production ETF contributed to absolute returns, as the price of the security rose.

»	The Fund’s long position in Union Pacific Corporation contributed to absolute returns, as the price of the security rose.

»	The Fund’s short equity positions detracted from absolute returns, as the prices of these securities generally rose.

»	The Fund’s long position in Vulcan Materials Company detracted from absolute returns, as the price of the security fell.

»	The Fund’s long position in Newell Brands Inc. detracted from absolute returns, as the price of the security fell.

ANNUAL REPORT	JUNE 30, 2018	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$978.00	$4.22	$1,000.00	$1,020.64	$4.31	0.86
I-2	1,000.00	977.90	4.71	1,000.00	1,020.14	4.81	0.96
Class A	1,000.00	977.00	5.93	1,000.00	1,018.90	6.06	1.21
Class C	1,000.00	973.00	9.64	1,000.00	1,015.16	9.84	1.97
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,006.80	$10.80	$1,000.00	$1,014.21	$10.84	2.17
I-2	1,000.00	1,006.80	11.25	1,000.00	1,013.71	11.28	2.26
I-3(a)	1,000.00	1,001.70	4.06	1,000.00	1,004.57	4.07	2.35
Class A	1,000.00	1,004.30	12.52	1,000.00	1,012.47	12.57	2.52
Class C	1,000.00	1,001.80	16.23	1,000.00	1,008.73	16.29	3.27

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 04/27/18 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 63/365 for the I-3 shares of the PIMCO EqS® Long/Short Fund to reflect the period since the inception date of 04/27/18).

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2018	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dividend and Income Fund
Institutional Class
06/30/2018	$11.09	$0.36	$0.41	$0.77	$(0.32)	$0.00	$0.00	$(0.32)
06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	0.00	(0.23)
06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	0.00	(0.46)
I-2
06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	0.00	(0.31)
06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	0.00	(0.45)
Class A
06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	0.00	(0.28)
06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	0.00	(0.42)
Class C
06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	0.00	(0.22)
06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	0.00	(0.33)

PIMCO EqS® Long/Short Fund
Institutional Class
06/30/2018	$12.26	$(0.01)	$0.25	$0.24	$0.00	$(0.64)	$0.00	$(0.64)
06/30/2017	11.69	(0.04)	1.20	1.16	(0.36)	(0.23)	0.00	(0.59)
06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	0.00	(0.67)
I-2
06/30/2018	12.19	(0.03)	0.26	0.23	0.00	(0.64)	0.00	(0.64)
06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	0.00	(0.58)
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	0.00	(0.68)
I-3
04/27/2018 - 06/30/2018	11.76	0.01	0.01	0.02	0.00	0.00	0.00	0.00
Class A
06/30/2018	12.05	(0.05)	0.24	0.19	0.00	(0.64)	0.00	(0.64)
06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	0.00	(0.57)
06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.54	6.89%	$23,027	0.85%		0.86%		0.80%		0.81%		3.04%	80%
11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93
9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.03	114
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80
11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93
9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80
11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93
9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80
11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93
9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79

$11.86	2.03%	$174,777	2.05%		2.06%		1.50%		1.51%		(0.11)%	276%
12.26	10.38	188,022	1.86		1.87		1.49		1.50		(0.32)	251
11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522

11.78	1.96	115,469	2.15		2.16		1.60		1.61		(0.22)	276
12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251
11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522

11.78	0.17	18	2.25	*	2.26	*	1.70	*	1.71	*	0.41 *	276

11.60	1.64	113,499	2.40		2.41		1.85		1.86		(0.41)	276
12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251
11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522

ANNUAL REPORT	JUNE 30, 2018	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO EqS® Long/Short Fund (Cont.)
Class C
06/30/2018	$11.65	$(0.14)	$0.25	$0.11	$0.00	$(0.64)	$0.00	$(0.64)
06/30/2017	11.20	(0.16)	1.13	0.97	(0.29)	(0.23)	0.00	(0.52)
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.12	0.99%	$71,218	3.15%	3.16%	2.60%	2.61%	(1.23)%	276%
11.65	9.07	91,557	2.96	2.97	2.59	2.60	(1.41)	251
11.20	(3.03)	145,358	3.54	3.55	2.60	2.61	(2.52)	672
11.69	0.66	140,719	3.01	3.02	2.59	2.60	(0.95)	450
11.67	12.26	214,485	3.00	3.02	2.58	2.60	(1.71)	522

ANNUAL REPORT	JUNE 30, 2018	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$320,099	$335,729
Investments in Affiliates	2,007	141,419
Financial Derivative Instruments
Exchange-traded or centrally cleared	38	71
Over the counter	275	814
Cash	0	1
Deposits with counterparty	1,138	130,959
Foreign currency, at value	1,669	756
Receivable for investments sold	15,649	336
Receivable for TBA investments sold	14,228	0
Receivable for Fund shares sold	191	269
Interest and/or dividends receivable	1,749	404
Dividends receivable from Affiliates	1	269
Reimbursement receivable from PIMCO	5	8
Other assets	1	1
Total Assets	357,050	611,036

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,225	$0
Payable for sale-buyback transactions	857	0
Payable for short sales	0	128,390
Financial Derivative Instruments
Exchange-traded or centrally cleared	24	167
Over the counter	445	302
Payable for investments purchased	15,594	4,863
Payable for investments in Affiliates purchased	1	269
Payable for TBA investments purchased	24,687	0
Payable for unfunded loan commitments	50	0
Deposits from counterparty	40	871
Payable for Fund shares redeemed	521	467
Overdraft due to custodian	185	0
Accrued investment advisory fees	130	429
Accrued supervisory and administrative fees	104	211
Accrued distribution fees	75	46
Accrued servicing fees	55	40
Total Liabilities	52,993	136,055

Net Assets	$304,057	$474,981

Net Assets Consist of:
Paid in capital	$386,124	$442,143
Undistributed (overdistributed) net investment income	2,916	(473)
Accumulated undistributed net realized gain (loss)	(104,106)	11,840
Net unrealized appreciation (depreciation)	19,123	21,471

Net Assets	$304,057	$474,981

Cost of investments in securities	$300,964	$317,047
Cost of investments in Affiliates	$2,007	$141,380
Cost of foreign currency held	$1,679	$770
Proceeds received on short sales	$0	$130,003
Cost or premiums of financial derivative instruments, net	$(155)	$(3,368)

* Includes repurchase agreements of:	$1,419	$549

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$23,027	$174,777
I-2	27,286	115,469
I-3	N/A	18
Class A	138,561	113,499
Class C	115,183	71,218

Shares Issued and Outstanding:
Institutional Class	1,995	14,737
I-2	2,360	9,805
I-3	N/A	2
Class A	12,021	9,781
Class C	10,030	6,406

Net Asset Value Per Share Outstanding:
Institutional Class	$11.54	$11.86
I-2	11.56	11.78
I-3	N/A	11.78
Class A	11.53	11.60
Class C	11.48	11.12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	17

Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$4,063	$1,491
Dividends, net of foreign taxes*	8,811	6,194
Dividends from Investments in Affiliates	16	2,367
Total Income	12,890	10,052

Expenses:
Investment advisory fees	1,633	5,443
Supervisory and administrative fees	1,309	2,688
Distribution and/or servicing fees - Class D	15 (a)	89 (a)
Distribution fees - Class C	985	606
Servicing fees - Class A	361	234
Servicing fees - Class C	328	202
Dividends on short sales	0	2,603
Trustee fees	24	38
Interest expense	165	235
Miscellaneous expense	21	33
Total Expenses	4,841	12,171
Waiver and/or Reimbursement by PIMCO	(24)	(38)
Net Expenses	4,817	12,133

Net Investment Income (Loss)	8,073	(2,081)

Net Realized Gain (Loss):
Investments in securities	17,279	31,226
Investments in Affiliates	2	(50)
Exchange-traded or centrally cleared financial derivative instruments	(453)	(5,818)
Over the counter financial derivative instruments	56	(1,756)
Short sales	0	(8,875)
Foreign currency	(122)	38

Net Realized Gain (Loss)	16,762	14,765

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,607)	(7,738)
Investments in Affiliates	0	35
Exchange-traded or centrally cleared financial derivative instruments	56	1,087
Over the counter financial derivative instruments	32	1,625
Short sales	0	2,520
Foreign currency assets and liabilities	(34)	(503)

Net Change in Unrealized Appreciation (Depreciation)	(3,553)	(2,974)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,282	$9,710

* Foreign tax withholdings - Dividends	$572	$110

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund			PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018		Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$8,073		$8,411	$(2,081)		$(4,055)
Net realized gain (loss)	16,762		10,969	14,765		77,048
Net change in unrealized appreciation (depreciation)	(3,553)		27,793	(2,974)		(15,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,282		47,173	9,710		57,732

Distributions to Shareholders:
From net investment income
Institutional Class	(650)		(525)	0		(5,009)
I-2	(724)		(468)	0		(4,762)
I-3	0		0	0		0
Class D	(152	)(a)	(156)	0	(a)	(1,056)
Class A	(3,458)		(2,620)	0		(3,239)
Class C	(2,417)		(1,732)	0		(2,934)
From net realized capital gains
Institutional Class	0		0	(9,995)		(3,352)
I-2	0		0	(6,284)		(3,145)
I-3	0		0	0		0
Class D	0	(a)	0	(2,640	)(a)	(852)
Class A	0		0	(4,412)		(2,245)
Class C	0		0	(4,484)		(2,370)

Total Distributions(b)	(7,401)		(5,501)	(27,815)		(28,964)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(51,381)		(139,948)	(60,493)		(323,573)

Total Increase (Decrease) in Net Assets	(37,500)		(98,276)	(78,598)		(294,805)

Net Assets:
Beginning of year	341,557		439,833	553,579		848,384
End of year*	$304,057		$341,557	$474,981		$553,579

* Including undistributed (overdistributed) net investment income of:	$2,916		$1,723	$(473)		$1,167

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2018	19

Statement of Cash Flows

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$9,710

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(945,582)
Proceeds from sales of long-term securities	1,008,662
(Purchases) Proceeds from sales of short-term portfolio investments, net	33,884
(Increase) decrease in deposits with counterparty	(31,173)
(Increase) decrease in receivable for investments sold	15,963
(Increase) decrease in interest and/or dividends receivable	346
(Increase) decrease in dividends receivable from Affiliates	(77)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(4,704)
Proceeds from (Payments on) over the counter financial derivative instruments	(1,756)
Increase (decrease) in reimbursement receivable from PIMCO	(5)
Increase (decrease) in payable for investments purchased	(8,146)
Increase (decrease) in deposits from counterparty	871
Increase (decrease) in accrued investment advisory fees	(75)
Increase (decrease) in accrued supervisory and administrative fees	(38)
Increase (decrease) in accrued distribution fees	(24)
Increase (decrease) in accrued servicing fees	1
Proceeds from (Payments on) short sales transactions, net	24,276
Proceeds from (Payments on) foreign currency transactions	(465)
Increase (decrease) in other liabilities	(52)
Net Realized (Gain) Loss
Investments in securities	(31,226)
Investments in Affiliates	50
Exchange-traded or centrally cleared financial derivative instruments	5,818
Over the counter financial derivative instruments	1,756
Short sales	8,875
Foreign currency	(38)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,738
Investments in Affiliates	(35)
Exchange-traded or centrally cleared financial derivative instruments	(1,087)
Over the counter financial derivative instruments	(1,625)
Short sales	(2,520)
Foreign currency assets and liabilities	503
Net amortization (accretion) on investments	(461)

Net Cash Provided by (Used for) Operating Activities	89,364

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	142,631
Payments on shares redeemed	(231,427)
Cash distributions paid*	(47)

Net Cash Received from (Used for) Financing Activities	(88,843)

Net Increase (Decrease) in Cash and Foreign Currency	521

Cash and Foreign Currency:
Beginning of year	236
End of year	$757

* Reinvestment of distributions	$27,768

Supplemental Disclosure of Cash Flow Information:
Dividends on short sales paid during the year	$2,523
Interest expense paid during the year	$142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

ASSET-BACKED SECURITIES 4.5%

CAYMAN ISLANDS 0.8%
Evans Grove CLO Ltd.
3.239% due 05/28/2028 ~		$800	$800
NewMark Capital Funding CLO Ltd.
3.441% (US0003M + 1.120%) due 06/02/2025 ~		465	466
Palmer Square CLO Ltd.
3.573% (US0003M + 1.220%) due 10/17/2027 ~		700	701
TruPS Financials Note Securitization Ltd.
3.895% due 09/20/2039 ~		575	569

Total Cayman Islands			2,536

NETHERLANDS 0.1%
Pallas CDO BV
0.000% (EUR006M + 0.258%) due 07/16/2082 ~	EUR	296	348

Total Netherlands			348

UNITED STATES 3.6%
Conseco Finance Corp.
6.280% due 09/01/2030		$432	464
Credit Suisse First Boston Mortgage Securities Corp.
2.711% (US0001M + 0.620%) due 01/25/2032 ~		1,376	1,353
EMC Mortgage Loan Trust
3.391% (LIBOR01M + 1.300%) due 02/25/2041 ~		36	36
Legacy Mortgage Asset Trust
3.852% (US0001M + 1.750%) due 01/28/2070 ~		1,475	1,509
Morgan Stanley Home Equity Loan Trust
2.191% (US0001M + 0.100%) due 12/25/2036 ~		1,907	1,172
Navient Student Loan Trust
3.141% (US0001M + 1.050%) due 12/27/2066 ~		670	681
Progress Residential Trust
3.585% (LIBOR01M + 1.500%) due 09/17/2033 ~		988	990
Residential Asset Securities Corp. Trust
2.976% (US0001M + 0.885%) due 01/25/2034 ~		1,628	1,626
Structured Asset Investment Loan Trust
2.241% (US0001M + 0.150%) due 09/25/2036 ~		3,091	2,998

Total United States			10,829

Total Asset-Backed Securities (Cost $12,701)			13,713

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

CANADA 0.0%
B.C. Unlimited Liability Co.
4.344% due 02/16/2024		10	10
Valeant Pharmaceuticals International, Inc.
4.982% due 06/02/2025		5	5

Total Canada			15

UNITED ARAB EMIRATES 0.0%
Dubai World
TBD% - 2.000% due 09/30/2022		100	95

Total United Arab Emirates			95

UNITED STATES 0.5%
Avolon Holdings Ltd.
4.088% due 01/15/2025		39	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beacon Roofing Supply, Inc.
TBD% - 6.250% due 01/02/2025	$10	$10
BWAY Holding Co.
TBD% - 7.250% due 04/03/2024	10	10
Caesars Resort Collection LLC
4.844% due 12/22/2024	100	99
Community Health Systems, Inc.
5.307% due 12/31/2019	10	10
5.557% due 01/27/2021	53	52
Core & Main LP
TBD% - 5.300% due 08/01/2024	10	10
Diamond Resorts Corp.
TBD% - 6.084% due 09/02/2023	98	96
Drillship Kithira Owners, Inc.
TBD% due 09/20/2024 «	6	6
Financial & Risk U.S. Holdings
TBD% due 05/31/2019 «∎	50	50
Hilton Worldwide Finance LLC
3.841% due 10/25/2023	252	252
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(c)	310	237
Las Vegas Sands LLC
3.844% due 03/27/2025	393	391
MH Sub LLC
5.835% due 09/13/2024	20	20
Multi Color Corp.
4.344% due 10/31/2024	2	2
PetSmart, Inc.
5.010% due 03/11/2022	20	17
Post Holdings, Inc.
4.100% due 05/24/2024	10	10
Sprint Communications, Inc.
4.625% due 02/02/2024	99	98
TEX Operations Co. LLC
4.094% due 08/04/2023	23	23
West Corp.
6.094% due 10/10/2024	9	9

Total United States		1,440

Total Loan Participations and Assignments (Cost $1,624)		1,550

	SHARES
COMMON STOCKS 73.3%

AUSTRALIA 2.7%

CONSUMER DISCRETIONARY 0.0%
Crown Resorts Ltd.	2,223	22
Myer Holdings Ltd.	81,363	22
Tabcorp Holdings Ltd.	13,219	44

		88

CONSUMER STAPLES 0.6%
Coca-Cola Amatil Ltd.	19,622	134
Metcash Ltd.	37,507	72
Wesfarmers Ltd.	12,668	462
Woolworths Ltd.	46,429	1,049

		1,717

ENERGY 0.2%
Woodside Petroleum Ltd.	8,864	232
WorleyParsons Ltd.	24,013	310

		542

FINANCIALS 1.1%
AMP Ltd.	86,737	228
Australia & New Zealand Banking Group Ltd.	61,614	1,290

	SHARES	MARKET VALUE (000S)
Genworth Mortgage Insurance Australia Ltd.	47,832	$91
National Australia Bank Ltd.	41,857	850
Suncorp Group Ltd.	64,293	693
Westpac Banking Corp.	16,124	350

		3,502

HEALTH CARE 0.1%
Primary Health Care Ltd.	63,754	164
Sonic Healthcare Ltd.	3,674	67

		231

INDUSTRIALS 0.0%
Downer EDI Ltd.	27,559	138

MATERIALS 0.5%
BHP Billiton Ltd.	53,264	1,333
Incitec Pivot Ltd.	28,945	77
OZ Minerals Ltd.	5,575	39

		1,449

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	270,814	524

Total Australia		8,191

AUSTRIA 0.3%

ENERGY 0.1%
OMV AG	6,110	346

FINANCIALS 0.2%
Raiffeisen Bank International AG	10,221	313
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,148	59

		372

INDUSTRIALS 0.0%
Oesterreichische Post AG	528	24

MATERIALS 0.0%
voestalpine AG	1,422	65

Total Austria		807

BELGIUM 0.1%

FINANCIALS 0.1%
Ageas	4,024	203

INDUSTRIALS 0.0%
bpost S.A.	3,463	55

TELECOMMUNICATION SERVICES 0.0%
Proximus S.A.	7,527	169

Total Belgium		427

BRAZIL 0.0%

ENERGY 0.0%
Dommo Energia S.A. «(d)(k)	347,361	95
Dommo Energia S.A. SP - ADR «	63	2

		97

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%
Eneva S.A. (d)(k)	239	$1

Total Brazil		98

CANADA 1.3%

CONSUMER DISCRETIONARY 0.0%
Hudson’s Bay Co.	2,993	26
Shaw Communications, Inc. ‘B’	4,947	101

		127

ENERGY 0.2%
Baytex Energy Corp. (d)	12,646	42
Crescent Point Energy Corp.	37,690	277
Husky Energy, Inc.	21,484	335
Obsidian Energy Ltd. (d)	42,171	48

		702

FINANCIALS 0.8%
Bank of Montreal	7,001	541
Canadian Imperial Bank of Commerce	10,060	875
Home Capital Group, Inc.	6,410	73
IGM Financial, Inc.	3,010	87
National Bank of Canada	7,416	356
Power Corp. of Canada	14,351	322
Power Financial Corp.	4,575	107

		2,361

INDUSTRIALS 0.0%
WestJet Airlines Ltd.	9,950	137

MATERIALS 0.1%
Nutrien Ltd.	4,845	264

UTILITIES 0.2%
Atco Ltd. ‘I’	7,548	233
Capital Power Corp.	4,349	83
Just Energy Group, Inc.	5,497	20
TransAlta Corp.	24,291	122

		458

Total Canada		4,049

DENMARK 0.1%

INDUSTRIALS 0.1%
AP Moller - Maersk A/S ‘B’	174	215

Total Denmark		215

FINLAND 0.2%

MATERIALS 0.1%
Stora Enso Oyj ‘R’	18,162	354

UTILITIES 0.1%
Fortum Oyj	13,031	310

Total Finland		664

FRANCE 4.7%

CONSUMER DISCRETIONARY 0.5%
Cie Generale des Etablissements Michelin S.C.A.	3,924	475
Eutelsat Communications S.A.	1,116	23

	SHARES	MARKET VALUE (000S)
Lagardere S.C.A.	17,215	$453
Television Francaise	8,089	85
Vivendi S.A.	24,389	597

		1,633

CONSUMER STAPLES 0.4%
Carrefour S.A.	44,292	715
Casino Guichard Perrachon S.A.	11,634	450

		1,165

ENERGY 0.3%
Total S.A.	13,493	819

FINANCIALS 1.1%
BNP Paribas S.A.	23,061	1,426
Eurazeo S.A.	2,653	201
Natixis S.A.	11,465	81
Societe Generale S.A.	39,088	1,643

		3,351

HEALTH CARE 0.9%
Sanofi	33,412	2,682

INDUSTRIALS 0.5%
Alstom S.A.	3,999	183
Bouygues S.A.	14,773	635
Cie de Saint-Gobain	12,028	536
Rexel S.A.	12,721	183

		1,537

TELECOMMUNICATION SERVICES 0.4%
Orange S.A.	78,718	1,314

UTILITIES 0.6%
Electricite de France S.A.	82,387	1,130
Engie S.A.	41,370	633

		1,763

Total France		14,264

GERMANY 3.1%

CONSUMER DISCRETIONARY 0.7%
Bayerische Motoren Werke AG	11,760	1,063
Ceconomy AG	13,993	117
Daimler AG	14,176	908
Hugo Boss AG	500	45

		2,133

CONSUMER STAPLES 0.0%
Suedzucker AG	1,510	24

FINANCIALS 0.5%
Aareal Bank AG	523	23
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,077	1,278
Talanx AG (d)	4,011	146

		1,447

HEALTH CARE 0.3%
Bayer AG	9,357	1,027

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%
Bilfinger SE	2,259	$115
Deutsche Lufthansa AG	39,740	952
Deutsche Post AG	5,974	194

		1,261

MATERIALS 0.7%
BASF SE	15,319	1,462
Evonik Industries AG	5,379	184
K+S AG	12,811	315

		1,961

UTILITIES 0.5%
E.ON SE	36,556	390
Innogy SE	3,024	129
RWE AG	44,447	1,010

		1,529

Total Germany		9,382

HONG KONG 0.7%

CONSUMER DISCRETIONARY 0.2%
Li & Fung Ltd.	516,000	189
SJM Holdings Ltd.	294,000	365

		554

INFORMATION TECHNOLOGY 0.0%
Kingboard Chemical Holdings Ltd.	15,000	55

REAL ESTATE 0.5%
China South City Holdings Ltd.	278,000	54
Kerry Properties Ltd.	55,500	265
New World Development Co. Ltd.	61,000	85
Shimao Property Holdings Ltd.	133,000	347
Swire Pacific Ltd. ‘A’	49,000	518
Wheelock & Co. Ltd.	23,000	160

		1,429

Total Hong Kong		2,038

ISRAEL 0.1%

MATERIALS 0.1%
Israel Chemicals Ltd.	47,612	218

TELECOMMUNICATION SERVICES 0.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	172,980	195

Total Israel		413

ITALY 1.4%

ENERGY 0.5%
Eni SpA	74,162	1,375
Snam SpA	5,466	23

		1,398

FINANCIALS 0.4%
Assicurazioni Generali SpA	11,733	196
Poste Italiane SpA	106,398	888
Unipol Gruppo Finanziario SpA	29,459	114

		1,198

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%
Societa Iniziative Autostradali e Servizi SpA	6,700	$100

UTILITIES 0.5%
Enel SpA	289,140	1,602

Total Italy		4,298

JAPAN 10.3%

CONSUMER DISCRETIONARY 1.9%
Aisin Seiki Co. Ltd.	2,600	118
Aoyama Trading Co. Ltd.	1,200	40
Benesse Holdings, Inc.	1,000	35
Bridgestone Corp.	12,100	473
DCM Holdings Co. Ltd.	2,300	22
EDION Corp.	3,600	36
Fuji Media Holdings, Inc.	6,400	109
Geo Holdings Corp.	5,500	74
Honda Motor Co. Ltd.	37,400	1,097
Isuzu Motors Ltd.	10,000	133
Kohnan Shoji Co. Ltd.	1,200	28
Mazda Motor Corp.	15,400	189
Mitsubishi Motors Corp.	7,000	56
Nikon Corp.	3,600	57
Nissan Motor Co. Ltd.	109,500	1,065
Showa Corp.	2,100	35
Skylark Co. Ltd.	5,600	83
Subaru Corp.	4,300	125
Sumitomo Rubber Industries Ltd.	13,700	217
Toyota Motor Corp.	26,400	1,707
Yokohama Rubber Co. Ltd.	5,700	118

		5,817

CONSUMER STAPLES 0.3%
Japan Tobacco, Inc.	12,200	341
Kirin Holdings Co. Ltd.	23,000	616
Seven & i Holdings Co. Ltd.	1,600	70

		1,027

ENERGY 0.3%
Cosmo Energy Holdings Co. Ltd.	1,500	52
Inpex Corp.	49,300	512
Japan Petroleum Exploration Co. Ltd.	4,900	128
JXTG Holdings, Inc.	43,100	299

		991

FINANCIALS 2.3%
Chiba Bank Ltd.	10,800	76
Concordia Financial Group Ltd.	4,500	23
Daiwa Securities Group, Inc.	57,000	330
Fukuoka Financial Group, Inc.	15,000	75
Gunma Bank Ltd.	18,900	99
Hachijuni Bank Ltd.	4,100	18
Hokuhoku Financial Group, Inc.	10,200	135
Iyo Bank Ltd.	6,100	40
Mitsubishi UFJ Financial Group, Inc.	306,100	1,734
Mizuho Financial Group, Inc.	869,700	1,465
North Pacific Bank Ltd.	14,800	49
ORIX Corp.	10,900	172
Resona Holdings, Inc.	56,000	299
SBI Holdings, Inc.	7,800	200

	SHARES	MARKET VALUE (000S)
Sumitomo Mitsui Financial Group, Inc.	39,200	$1,529
Sumitomo Mitsui Trust Holdings, Inc.	13,600	537
T&D Holdings, Inc.	14,300	215
Yamaguchi Financial Group, Inc.	8,000	90

		7,086

HEALTH CARE 0.3%
Daiichi Sankyo Co. Ltd.	14,700	561
Takeda Pharmaceutical Co. Ltd.	6,600	278

		839

INDUSTRIALS 2.0%
Asahi Glass Co. Ltd.	7,100	276
Dai Nippon Printing Co. Ltd.	11,900	266
Hitachi Construction Machinery Co. Ltd.	1,100	35
Hitachi Zosen Corp.	19,700	93
ITOCHU Corp.	34,900	631
Japan Airlines Co. Ltd.	12,100	429
Kanematsu Corp.	9,200	133
Kawasaki Heavy Industries Ltd.	7,200	212
Komatsu Ltd.	4,800	136
Marubeni Corp.	65,700	500
Mitsubishi Corp.	20,400	566
Mitsubishi Heavy Industries Ltd.	19,200	698
Mitsui & Co. Ltd.	42,400	706
Mitsui E&S Holdings Co. Ltd. (d)	7,000	91
Nippon Yusen KK	11,300	224
Sumitomo Corp.	38,700	635
Toppan Printing Co. Ltd.	16,000	125
Toyota Tsusho Corp.	5,200	174

		5,930

INFORMATION TECHNOLOGY 1.8%
Anritsu Corp.	2,300	31
Canon, Inc.	31,300	1,026
Fujitsu Ltd.	124,000	750
Gree, Inc. (d)	17,500	94
GungHo Online Entertainment, Inc.	6,900	18
Hitachi Ltd.	296,000	2,085
Ibiden Co. Ltd.	6,600	105
Konica Minolta, Inc.	24,500	227
Nippon Electric Glass Co. Ltd.	3,700	103
Oki Electric Industry Co. Ltd.	11,800	132
Ricoh Co. Ltd.	82,400	755

		5,326

MATERIALS 0.4%
Asahi Kasei Corp.	4,900	62
Denka Co. Ltd.	2,300	77
DIC Corp.	2,300	72
Kobe Steel Ltd.	17,300	158
Kuraray Co. Ltd.	4,700	65
Mitsubishi Materials Corp.	7,000	192
Nippon Paper Industries Co. Ltd.	6,200	99
Oji Holdings Corp.	38,000	235
Showa Denko KK	3,400	150
Ube Industries Ltd.	2,800	73

		1,183

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
Nomura Real Estate Holdings, Inc.	6,500	$144

TELECOMMUNICATION SERVICES 0.6%
Nippon Telegraph & Telephone Corp.	34,800	1,581
NTT DOCOMO, Inc.	4,500	115

		1,696

UTILITIES 0.4%
Chugoku Electric Power Co., Inc.	26,800	346
Electric Power Development Co. Ltd.	8,600	222
Hokuriku Electric Power Co.	28,100	282
Osaka Gas Co. Ltd.	1,000	21
Tohoku Electric Power Co., Inc.	16,500	202
Tokyo Gas Co. Ltd.	7,500	199

		1,272

Total Japan		31,311

LUXEMBOURG 0.0%

CONSUMER DISCRETIONARY 0.0%
RTL Group S.A.	1,850	126

Total Luxembourg		126

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Wynn Macau Ltd.	16,800	54

Total Macau		54

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (d)	41,996	0

Total Mexico		0

NETHERLANDS 2.0%

CONSUMER STAPLES 0.1%
Heineken Holding NV	883	84
Koninklijke Ahold Delhaize NV	11,540	276

		360

ENERGY 1.2%
Fugro NV (d)	5,236	76
Royal Dutch Shell PLC ‘A’	99,742	3,461

		3,537

FINANCIALS 0.2%
Aegon NV	90,085	538
ASR Nederland NV	2,712	110

		648

HEALTH CARE 0.3%
Koninklijke Philips NV	22,691	961

INDUSTRIALS 0.1%
Arcadis NV	1,299	23
Boskalis Westminster	777	23
PostNL NV	19,369	73

		119

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	55,167	$150
VEON Ltd. ADR	106,585	254

		404

Total Netherlands		6,029

NEW ZEALAND 0.0%

INDUSTRIALS 0.0%
Air New Zealand Ltd.	9,922	21

MATERIALS 0.0%
Fletcher Building Ltd.	8,935	42

Total New Zealand		63

NORWAY 0.6%

ENERGY 0.3%
Equinor ASA	37,573	994

FINANCIALS 0.1%
DNB ASA	8,932	174

MATERIALS 0.1%
Yara International ASA	8,320	344

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	11,141	228

Total Norway		1,740

PORTUGAL 0.2%

CONSUMER STAPLES 0.0%
Sonae SGPS S.A.	68,855	82

MATERIALS 0.0%
Navigator Co. S.A.	8,072	48

UTILITIES 0.2%
EDP - Energias de Portugal S.A.	132,878	527

Total Portugal		657

SINGAPORE 0.2%

INDUSTRIALS 0.2%
Keppel Corp. Ltd.	84,800	444

INFORMATION TECHNOLOGY 0.0%
Venture Corp. Ltd.	2,900	38

Total Singapore		482

SOUTH AFRICA 0.2%

FINANCIALS 0.2%
Old Mutual Ltd. (d)	286,939	567

Total South Africa		567

SPAIN 1.9%

CONSUMER STAPLES 0.0%
Distribuidora Internacional de Alimentacion S.A.	11,348	33

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%
Banco Santander S.A.	561,325	$3,000
Mapfre S.A.	37,914	114

		3,114

INDUSTRIALS 0.3%
ACS Actividades de Construccion y Servicios S.A.	17,535	708
Obrascon Huarte Lain S.A.	47,093	150

		858

TELECOMMUNICATION SERVICES 0.4%
Telefonica S.A.	127,990	1,086

UTILITIES 0.2%
Endesa S.A.	28,382	624

Total Spain		5,715

SWEDEN 0.5%

FINANCIALS 0.2%
Nordea Bank AB	43,920	421
Ratos AB ‘B’	12,523	42

		463

HEALTH CARE 0.0%
Arjo AB ‘B’	7,782	28
Getinge AB ‘B’	9,973	90

		118

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	30,406	356
Telia Co. AB	100,664	459

		815

Total Sweden		1,396

SWITZERLAND 2.1%

CONSUMER DISCRETIONARY 0.0%
Garmin Ltd.	1,051	64

ENERGY 0.2%
Transocean Ltd.	45,087	606

FINANCIALS 1.1%
Baloise Holding AG	912	132
Swiss Life Holding AG	1,983	688
Swiss Re AG	12,990	1,134
Zurich Insurance Group AG	4,858	1,437

		3,391

HEALTH CARE 0.6%
Roche Holding AG	7,814	1,734

INDUSTRIALS 0.0%
ABB Ltd.	2,925	64

INFORMATION TECHNOLOGY 0.1%
TE Connectivity Ltd.	2,803	252

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	391	$174

Total Switzerland		6,285

UNITED KINGDOM 6.0%

CONSUMER DISCRETIONARY 0.5%
Berkeley Group Holdings PLC	1,979	99
InterContinental Hotels Group PLC	388	24
Kingfisher PLC	36,920	144
Marks & Spencer Group PLC	148,248	576
Next PLC	4,061	323
Pearson PLC	28,213	329

		1,495

CONSUMER STAPLES 0.3%
J Sainsbury PLC	147,206	623
Tate & Lyle PLC	2,675	23
WM Morrison Supermarkets PLC	114,581	380

		1,026

ENERGY 0.9%
BP PLC	346,700	2,638

FINANCIALS 2.3%
Barclays PLC	223,953	553
Direct Line Insurance Group PLC	74,460	336
HSBC Holdings PLC	525,962	4,915
Intermediate Capital Group PLC	1,503	22
Legal & General Group PLC	11,534	40
Quilter PLC (d)	95,646	183
Standard Chartered PLC	93,139	846

		6,895

HEALTH CARE 0.4%
GlaxoSmithKline PLC	69,024	1,392

INDUSTRIALS 0.6%
Aggreko PLC	5,168	46
BAE Systems PLC	18,896	161
Capita PLC	24,675	52
easyJet PLC	14,710	324
Firstgroup PLC (d)	58,804	64
Rolls-Royce Holdings PLC	29,695	387
Royal Mail PLC	91,010	605
Stagecoach Group PLC	38,954	72

		1,711

MATERIALS 0.1%
Rio Tinto PLC	5,767	318

TELECOMMUNICATION SERVICES 0.6%
BT Group PLC	38,082	109
Vodafone Group PLC	672,482	1,629

		1,738

UTILITIES 0.3%
Centrica PLC	354,037	735
Drax Group PLC	12,474	54
National Grid PLC	22,202	245

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Severn Trent PLC	2,378	$62

		1,096

Total United Kingdom		18,309

UNITED STATES 34.6%

CONSUMER DISCRETIONARY 4.0%
Abercrombie & Fitch Co. ‘A’	30,613	749
American Eagle Outfitters, Inc.	9,578	223
Bed Bath & Beyond, Inc.	20,701	412
Caesars Entertainment Corp. (d)	18,339	196
Dillard’s, Inc. ‘A’	4,941	467
Ford Motor Co.	69,387	768
GameStop Corp. ‘A’	29,187	425
Gap, Inc.	21,137	685
General Motors Co.	18,259	719
GNC Holdings, Inc. ‘A’ (d)	70,642	249
Goodyear Tire & Rubber Co.	7,224	168
H&R Block, Inc.	2,699	62
Kohl’s Corp.	21,903	1,597
L Brands, Inc.	7,141	263
Macy’s, Inc.	30,408	1,138
Mattel, Inc.	13,372	220
Nordstrom, Inc.	9,546	494
Tapestry, Inc.	3,040	142
Target Corp.	15,312	1,166
Tribune Media Co. ‘A’	1,359	52
Tupperware Brands Corp.	3,197	132
Viacom, Inc. ‘B’	43,441	1,310
Visteon Corp. (d)	1,433	185
Weight Watchers International, Inc. (d)	3,536	358
Wyndham Destinations, Inc.	502	22
Wynn Resorts Ltd.	328	55

		12,257

CONSUMER STAPLES 3.0%
Altria Group, Inc.	1,302	74
Archer-Daniels-Midland Co.	13,777	631
Bunge Ltd.	3,216	224
General Mills, Inc.	1,768	78
Herbalife Nutrition Ltd. (d)	8,925	480
Kroger Co.	30,710	874
Nu Skin Enterprises, Inc. ‘A’	756	59
Philip Morris International, Inc.	17,829	1,440
Procter & Gamble Co.	22,277	1,739
Wal-Mart Stores, Inc.	41,660	3,568

		9,167

ENERGY 5.1%
Andeavor	2,328	305
Chevron Corp.	23,330	2,950
ConocoPhillips	19,527	1,359
CVR Energy, Inc.	2,528	94
Diamond Offshore Drilling, Inc. (d)	13,926	291
Exxon Mobil Corp.	61,631	5,099
Helmerich & Payne, Inc.	349	22
Hess Corp.	6,545	438
HollyFrontier Corp.	11,606	794
Marathon Oil Corp.	13,304	278
Marathon Petroleum Corp.	13,065	917
Murphy Oil Corp.	8,294	280
National Oilwell Varco, Inc.	7,474	324
Occidental Petroleum Corp.	2,784	233

	SHARES	MARKET VALUE (000S)
Oceaneering International, Inc.	4,968	$126
Phillips 66	1,160	130
Rowan Cos. PLC ‘A’ (d)	8,075	131
Valero Energy Corp.	14,064	1,559
Williams Cos., Inc.	5,070	137

		15,467

FINANCIALS 6.5%
Aflac, Inc.	11,954	514
Ally Financial, Inc.	27,689	727
American Express Co.	16,432	1,610
American International Group, Inc.	66,270	3,514
Assurant, Inc.	1,599	166
Capital One Financial Corp.	16,628	1,528
CNO Financial Group, Inc.	5,389	103
Discover Financial Services	12,912	909
Fifth Third Bancorp	14,045	403
Franklin Resources, Inc.	7,376	236
Goldman Sachs Group, Inc.	729	161
JPMorgan Chase & Co.	31,038	3,234
Loews Corp.	2,741	132
LPL Financial Holdings, Inc.	2,026	133
Navient Corp.	44,788	584
New York Community Bancorp, Inc.	7,328	81
PNC Financial Services Group, Inc.	2,133	288
Progressive Corp.	444	26
Santander Consumer USA Holdings, Inc.	19,823	378
SLM Corp. (d)	4,798	55
T Rowe Price Group, Inc.	2,181	253
Travelers Cos., Inc.	12,936	1,583
U.S. Bancorp	10,667	534
Voya Financial, Inc.	14,552	684
Wells Fargo & Co.	32,579	1,806

		19,642

HEALTH CARE 4.6%
Anthem, Inc.	8,328	1,982
Community Health Systems, Inc. (d)	49,780	165
CVS Health Corp.	9,422	606
Encompass Health Corp.	336	23
Gilead Sciences, Inc.	16,207	1,148
HCA Healthcare, Inc.	15,705	1,612
Merck & Co., Inc.	45,091	2,737
Pfizer, Inc.	149,474	5,423
Quest Diagnostics, Inc.	3,347	368

		14,064

INDUSTRIALS 2.1%
AGCO Corp.	2,432	148
American Airlines Group, Inc.	14,115	536
Caterpillar, Inc.	7,225	980
CSX Corp.	5,245	335
Cummins, Inc.	1,090	145
Deere & Co.	8,335	1,165
Delta Air Lines, Inc.	1,845	91
Emerson Electric Co.	13,171	911
Fluor Corp.	6,219	303
ManpowerGroup, Inc.	397	34
Norfolk Southern Corp.	3,193	482
Pitney Bowes, Inc.	30,777	264
Ryder System, Inc.	3,013	216

	SHARES	MARKET VALUE (000S)
Trinity Industries, Inc.	5,610	$192
United Technologies Corp.	2,981	373
WW Grainger, Inc.	386	119

		6,294

INFORMATION TECHNOLOGY 3.6%
Avnet, Inc.	5,894	253
Booz Allen Hamilton Holding Corp.	8,422	368
CA, Inc.	10,483	374
Corning, Inc.	32,922	906
Intel Corp.	22,094	1,098
International Business Machines Corp.	34,358	4,800
Jabil, Inc.	7,167	198
KLA-Tencor Corp.	2,290	235
Seagate Technology PLC	27,690	1,563
Symantec Corp.	14,601	301
Western Union Co.	20,448	416
Xerox Corp.	16,120	387

		10,899

MATERIALS 1.2%
CF Industries Holdings, Inc.	6,387	284
Cleveland-Cliffs, Inc. (d)	3,827	32
Domtar Corp.	8,389	401
DowDuPont, Inc.	1,334	88
Eastman Chemical Co.	228	23
Huntsman Corp.	1,131	33
International Paper Co.	5,998	312
LyondellBasell Industries NV ‘A’	15,341	1,685
Mosaic Co.	29,569	829

		3,687

TELECOMMUNICATION SERVICES 2.5%
AT&T, Inc.	71,186	2,286
CenturyLink, Inc.	63,291	1,180
Frontier Communications Corp.	71,798	385
Telephone & Data Systems, Inc.	6,259	172
Verizon Communications, Inc.	68,885	3,465
Windstream Holdings, Inc.	13,671	72

		7,560

UTILITIES 2.0%
American Electric Power Co., Inc.	7,703	534
CenterPoint Energy, Inc.	13,319	369
Consolidated Edison, Inc.	8,246	643
Entergy Corp.	12,460	1,007
Exelon Corp.	32,051	1,365
FirstEnergy Corp.	18,083	649
Pinnacle West Capital Corp.	2,211	178
PPL Corp.	11,180	319
Public Service Enterprise Group, Inc.	12,744	690
SCANA Corp.	3,860	149
Vistra Energy Corp. (d)	10,892	258

		6,161

Total United States		105,198

Total Common Stocks (Cost $203,238)		222,778

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024		$9	$15

Total Convertible Bonds & Notes (Cost $17)			15

CORPORATE BONDS & NOTES 7.3%

AUSTRALIA 0.1%

BANKING & FINANCE 0.1%
National Australia Bank Ltd.
1.375% due 07/12/2019		400	394

Total Australia			394

BERMUDA 0.0%

BANKING & FINANCE 0.0%
Athene Holding Ltd.
4.125% due 01/12/2028		6	6

INDUSTRIALS 0.0%
VOC Escrow Ltd.
5.000% due 02/15/2028		10	9

Total Bermuda			15

BRAZIL 0.3%

INDUSTRIALS 0.0%
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (f)(i)		46	1

UTILITIES 0.3%
Petrobras Global Finance BV
6.125% due 01/17/2022		23	23
5.299% due 01/27/2025		50	46
5.999% due 01/27/2028		587	532
6.250% due 12/14/2026	GBP	100	134

			735

Total Brazil			736

CANADA 0.0%

BANKING & FINANCE 0.0%
Brookfield Finance, Inc.
4.700% due 09/20/2047		$28	27
3.900% due 01/25/2028		12	11
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		8	8

			46

INDUSTRIALS 0.0%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4
BC Unlimited Liability Co.
4.250% due 05/15/2024		38	36
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		13	14
7.000% due 03/15/2024		25	26

			80

Total Canada			126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.4%

BANKING & FINANCE 0.3%
Ambac LSNI LLC
7.337% due 02/12/2023 ~		$55	$56
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		20	20
U.S. Capital Funding Ltd.
2.617% (US0003M + 0.280%) due 07/10/2043 ~		1,013	891

			967

INDUSTRIALS 0.0%
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		27	27
5.500% due 02/15/2024		13	13
4.500% due 03/15/2023		23	22
3.625% due 03/15/2021		13	12
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		6	6

			80

UTILITIES 0.1%
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		49	46
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (b)		85	42
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2	2
Transocean Phoenix Ltd.
7.750% due 10/15/2024		4	5

			95

Total Cayman Islands			1,142

FINLAND 0.0%

INDUSTRIALS 0.0%
Nokia Oyj
4.375% due 06/12/2027		6	6

Total Finland			6

FRANCE 0.2%

INDUSTRIALS 0.2%
Altice France S.A.
7.375% due 05/01/2026		700	687

Total France			687

GERMANY 0.2%

BANKING & FINANCE 0.2%
Deutsche Bank AG
2.700% due 07/13/2020		26	25
3.312% (US0003M + 0.970%) due 07/13/2020 ~		28	28
4.250% due 10/14/2021		590	581

			634

Total Germany			634

IRELAND 0.2%

INDUSTRIALS 0.2%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	497

Total Ireland			497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.7%

BANKING & FINANCE 0.2%
Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4	$4
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019		200	240
6.125% due 02/07/2022		$400	419

			663

INDUSTRIALS 0.1%
Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025		18	19
7.250% due 10/15/2020		186	186
7.500% due 04/01/2021		22	22
5.500% due 08/01/2023		28	25

			252

UTILITIES 0.4%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	294
6.000% due 11/27/2023		300	313
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	627
5.999% due 01/23/2021		30	31

			1,265

Total Luxembourg			2,180

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(c)		100	0
8.875% due 03/27/2022 ^(c)		300	0
Petroleos Mexicanos
6.750% due 09/21/2047		10	9
6.500% due 03/13/2027		40	41

			50

Total Mexico			50

NETHERLANDS 0.1%

BANKING & FINANCE 0.1%
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	200	263
Stichting AK Rabobank Certificaten
6.500% (i)		25	35

			298

Total Netherlands			298

NORWAY 0.0%

INDUSTRIALS 0.0%
Yara International ASA
4.750% due 06/01/2028		$20	20

Total Norway			20

SPAIN 0.2%

BANKING & FINANCE 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	400	487
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		100	123

			610

Total Spain			610

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 1.7%

BANKING & FINANCE 1.4%
Barclays Bank PLC
7.625% due 11/21/2022 (j)		$430	$464
14.000% due 06/15/2019 •(i)	GBP	300	439
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	320	419
3.600% due 05/25/2023		$200	198
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	200	289
7.875% due 06/27/2029 •(i)(j)		200	307
Nationwide Building Society
10.250% ~(i)		1	227
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	350	431
7.500% due 08/10/2020 •(i)(j)		$360	368
Santander UK Group Holdings PLC
4.750% due 09/15/2025		460	450
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	405	633

			4,225

INDUSTRIALS 0.3%
EI Group PLC
6.875% due 02/15/2021		200	287
Marston’s Issuer PLC
5.641% due 07/15/2035 •		200	239
Mitchells & Butlers Finance PLC
1.081% (BP0003M + 0.450%) due 12/15/2030 ~		134	168
Spirit Issuer PLC
6.582% due 12/28/2027		138	187
3.368% (BP0003M + 2.700%) due 12/28/2031 ~		22	29
Unique Pub Finance Co. PLC
5.659% due 06/30/2027		44	64

			974

UTILITIES 0.0%
Vodafone Group PLC
3.750% due 01/16/2024		$22	22
4.125% due 05/30/2025		10	10
4.375% due 05/30/2028		20	19
3.290% due 01/16/2024 ~		16	16

			67

Total United Kingdom			5,266

UNITED STATES 3.2%

BANKING & FINANCE 1.7%
American International Group, Inc.
4.200% due 04/01/2028		6	6
5.750% due 04/01/2048 •		18	18
American Tower Corp.
3.000% due 06/15/2023		16	15
Assurant, Inc.
4.200% due 09/27/2023		8	8
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		2	2
4.350% due 04/20/2028		18	17
5.000% due 04/20/2048		10	9
Bank of America Corp.
5.875% due 03/15/2028 •(i)		428	419
Boston Properties LP
3.200% due 01/15/2025		8	8
Brighthouse Financial, Inc.
3.700% due 06/22/2027		12	11
Cantor Fitzgerald LP
7.875% due 10/15/2019		280	293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
4.125% due 03/09/2021	$8	$8
5.250% due 03/07/2025	8	8
Crown Castle International Corp.
4.000% due 03/01/2027	8	8
3.200% due 09/01/2024	10	9
3.650% due 09/01/2027	44	41
CTR Partnership LP
5.250% due 06/01/2025	12	11
Digital Realty Trust LP
3.700% due 08/15/2027	2	2
ERP Operating LP
3.250% due 08/01/2027	4	4
3.500% due 03/01/2028	6	6
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	16	16
Freedom Mortgage Corp.
8.250% due 04/15/2025	14	14
Howard Hughes Corp.
5.375% due 03/15/2025	27	26
Hudson Pacific Properties LP
3.950% due 11/01/2027	5	5
Hunt Cos., Inc.
6.250% due 02/15/2026	2	2
International Lease Finance Corp.
7.125% due 09/01/2018	325	327
6.250% due 05/15/2019	1,110	1,138
iStar, Inc.
4.625% due 09/15/2020	2	2
5.250% due 09/15/2022	7	7
Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	10
Life Storage LP
3.875% due 12/15/2027	4	4
MetLife, Inc.
5.875% due 03/15/2028 •(i)	20	20
Navient Corp.
6.500% due 06/15/2022	66	68
8.000% due 03/25/2020	600	634
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	6	6
Physicians Realty LP
3.950% due 01/15/2028	8	7
Provident Funding Associates LP
6.375% due 06/15/2025	4	4
Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	7
3.400% due 01/18/2023	8	8
3.700% due 03/28/2022	6	6
SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2
Springleaf Finance Corp.
6.125% due 05/15/2022	292	299
5.625% due 03/15/2023	200	199
6.875% due 03/15/2025	48	48
7.125% due 03/15/2026	74	74
8.250% due 12/15/2020	980	1,061
Starwood Property Trust, Inc.
4.750% due 03/15/2025	10	10
STORE Capital Corp.
4.500% due 03/15/2028	6	6
UDR, Inc.
4.625% due 01/10/2022	2	2
3.500% due 01/15/2028	6	6
VEREIT Operating Partnership LP
3.950% due 08/15/2027	8	7
Vornado Realty LP
3.500% due 01/15/2025	4	4
Welltower, Inc.
4.250% due 04/15/2028	4	4
WeWork Cos., Inc.
7.875% due 05/01/2025	10	10

		4,946

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.2%
American Airlines Pass-Through Trust
3.350% due 04/15/2031	$10	$10
Andeavor Logistics LP
3.500% due 12/01/2022	2	2
4.250% due 12/01/2027	2	2
Anthem, Inc.
4.101% due 03/01/2028	4	4
Arrow Electronics, Inc.
3.250% due 09/08/2024	6	6
BMC Software Finance, Inc.
8.125% due 07/15/2021	78	80
Booking Holdings, Inc.
3.550% due 03/15/2028	8	8
Broadcom Corp.
3.000% due 01/15/2022	68	66
3.625% due 01/15/2024	6	6
3.875% due 01/15/2027	20	19
Campbell Soup Co.
2.835% due 03/16/2020 ~	20	20
2.971% due 03/15/2021 ~	10	10
3.300% due 03/15/2021	8	8
3.650% due 03/15/2023	20	20
3.950% due 03/15/2025	20	19
4.150% due 03/15/2028	20	19
Centene Escrow Corp.
5.375% due 06/01/2026	26	26
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	10	10
Charles River Laboratories International, Inc.
5.500% due 04/01/2026	4	4
Charter Communications Operating LLC
4.200% due 03/15/2028	19	18
4.043% due 02/01/2024 ~(a)	18	18
4.500% due 02/01/2024 (a)	10	10
Cheniere Energy Partners LP
5.250% due 10/01/2025	2	2
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	10	10
6.500% due 11/15/2022	3	3
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	4	4
Community Health Systems, Inc.
6.250% due 03/31/2023	88	81
5.125% due 08/01/2021	80	74
8.625% due 01/15/2024 (a)	50	50
CVS Health Corp.
3.700% due 03/09/2023	28	28
4.300% due 03/25/2028	60	59
CVS Pass-Through Trust
8.353% due 07/10/2031	500	605
DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	22	21
4.000% due 08/01/2020	10	10
Diamond Resorts International, Inc.
7.750% due 09/01/2023	103	108
Discovery Communications LLC
2.950% due 03/20/2023	5	5
3.950% due 03/20/2028	6	6
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (a)	2	2
Energy Transfer Partners LP
4.200% due 09/15/2023	8	8
6.000% due 06/15/2048	6	6
4.950% due 06/15/2028	12	12
EQT Corp.
3.107% due 10/01/2020 ~	15	15
Equifax, Inc.
3.600% due 08/15/2021	4	4
3.200% due 08/15/2021 ~	12	12
Exela Intermediate LLC
10.000% due 07/15/2023	16	16

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Electric Co.
5.000% due 01/21/2021 •(i)	$176	$174
General Mills, Inc.
2.893% due 04/16/2021 ~	17	17
3.200% due 04/16/2021	3	3
4.200% due 04/17/2028	4	4
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026	10	10
Harland Clarke Holdings Corp.
8.375% due 08/15/2022	6	6
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	16	16
iHeartCommunications, Inc.
10.625% due 03/15/2023 ^(c)	4	3
11.250% due 03/01/2021 ^(c)	60	45
9.000% due 03/01/2021 ^(c)	19	14
9.000% due 12/15/2019 ^(c)	80	61
9.000% due 09/15/2022 ^(c)	403	308
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	10	10
Live Nation Entertainment, Inc.
5.625% due 03/15/2026	4	4
Matterhorn Merger Sub LLC
8.500% due 06/01/2026	20	19
NetApp, Inc.
3.300% due 09/29/2024	7	7
PetSmart, Inc.
5.875% due 06/01/2025	16	12
Pisces Midco, Inc.
8.000% due 04/15/2026	23	22
Pitney Bowes, Inc.
4.700% due 04/01/2023	6	5
Radiate Holdco LLC
6.875% due 02/15/2023	10	10
Scientific Games International, Inc.
5.000% due 10/15/2025	2	2
Standard Industries, Inc.
4.750% due 01/15/2028	10	9
Sunoco LP
4.875% due 01/15/2023	8	8
Tech Data Corp.
3.700% due 02/15/2022	5	5
4.950% due 02/15/2027	6	6
Tenet Healthcare Corp.
4.625% due 07/15/2024	34	32
Textron, Inc.
2.903% due 11/10/2020 ~	40	40
Time Warner Cable LLC
6.750% due 07/01/2018	500	500
5.000% due 02/01/2020	600	613
Univision Communications, Inc.
5.125% due 02/15/2025	100	93
ViaSat, Inc.
5.625% due 09/15/2025	8	7
VMware, Inc.
2.300% due 08/21/2020	10	10
2.950% due 08/21/2022	10	10
3.900% due 08/21/2027	10	9
Warner Media LLC
3.800% due 02/15/2027	14	13
Western Digital Corp.
4.750% due 02/15/2026	40	39
Wyndham Destinations, Inc.
4.500% due 04/01/2027	6	6
4.150% due 04/01/2024	5	5

		3,693

UTILITIES 0.3%
AT&T, Inc.
3.298% (US0003M + 0.950%) due 07/15/2021 ~	102	103
5.300% due 08/15/2058	22	20
5.150% due 02/15/2050	68	64

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 08/15/2037		$50	$48
5.000% due 03/01/2021		2	2
5.650% due 02/15/2047		6	6
Enable Midstream Partners LP
4.950% due 05/15/2028		8	8
ONEOK, Inc.
4.550% due 07/15/2028 (a)		10	10
5.200% due 07/15/2048 (a)		10	10
Sprint Communications, Inc.
7.000% due 08/15/2020		310	322
9.000% due 11/15/2018		240	245
Sprint Corp.
7.625% due 03/01/2026		40	41
Verizon Communications, Inc.
5.250% due 03/16/2037		50	51

			930

Total United States			9,569

VENEZUELA 0.0%

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(c)		300	65
6.000% due 05/16/2024 ^(c)		20	4
9.750% due 05/17/2035 ^(c)		20	5

			74

Total Venezuela			74

Total Corporate Bonds & Notes (Cost $22,579)			22,304

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

UNITED KINGDOM 0.6%
Eurosail PLC
1.577% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	1,042	1,372
Grifonas Finance PLC
0.009% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	374	392
Juno Eclipse Ltd.
0.000% (EUR003M + 0.180%) due 11/20/2022 ~		160	185

Total United Kingdom			1,949

UNITED STATES 2.9%
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$46	46
6.000% due 07/25/2046 ^		102	92
Banc of America Funding Trust
3.742% due 05/20/2036 ^~		19	18
Banc of America Mortgage Trust
3.619% due 11/20/2046 ^~		9	9
6.000% due 10/25/2036 ^		24	23
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 ×		109	99
Chase Mortgage Finance Trust
3.581% due 09/25/2036 ^~		55	51
Countrywide Alternative Loan Trust
2.791% (US0001M + 0.700%) due 10/25/2037 ^~		5,216	1,836
6.000% due 06/25/2036 ^		150	126
6.000% due 02/25/2037 ^		72	49
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		31	23
Countrywide Home Loan Mortgage Pass-Through Trust
2.591% (US0001M + 0.500%) due 07/25/2037 ^~		23	14
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		47	43
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
6.000% due 11/25/2035 ^		380	224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
3.151% due 12/29/2037 ~	$192	$160
First Horizon Alternative Mortgage Securities Trust
4.012% due 06/25/2036 ~	416	385
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	11	10
JPMorgan Alternative Loan Trust
5.668% due 05/26/2037 «~	92	79
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	113	87
Merrill Lynch Mortgage Investors Trust
3.612% due 03/25/2036 ^~	18	14
Residential Accredit Loans, Inc. Trust
2.891% (US0001M + 0.800%) due 10/25/2045 ~	109	99
5.500% due 03/25/2037	525	475
6.250% due 03/25/2037 ^	39	35
Structured Adjustable Rate Mortgage Loan Trust
3.720% due 10/25/2036 ^~	2,585	2,330
Wells Fargo Alternative Loan Trust
4.260% due 07/25/2037 ^~	1,386	1,298
Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,159

Total United States		8,784

Total Non-Agency Mortgage-Backed Securities (Cost $11,028)		10,733

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	617	649

Total California		649

ILLINOIS 0.1%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	150	142

Total Illinois		164

MICHIGAN 0.1%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	205	209

Total Michigan		209

PUERTO RICO 0.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(c)	30	13
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(c)	5	2
5.250% due 07/01/2037 ^(c)	5	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(c)	20	9
5.700% due 07/01/2023 ^(c)	10	4
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(c)	5	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	10	4

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	$120	$49
5.125% due 07/01/2037 ^(c)	10	4
5.500% due 07/01/2039 ^(c)	125	53
Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(c)	10	4
Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	42

Total Puerto Rico		188

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	382

Total Virginia		382

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	355	355

Total West Virginia		355

Total Municipal Bonds & Notes (Cost $1,728)		1,947

	SHARES
PREFERRED STOCKS 0.5%

GERMANY 0.5%

INDUSTRIALS 0.5%
Schaeffler AG	1,645	21
Volkswagen AG	9,455	1,562

		1,583

Total Preferred Stocks (Cost $1,332)		1,583

REAL ESTATE INVESTMENT TRUSTS 0.6%

CANADA 0.1%

REAL ESTATE 0.1%
Artis Real Estate Investment Trust	5,580	56
Cominar Real Estate Investment Trust	16,451	160
Dream Office Real Estate Investment Trust	13,050	233

		449

Total Canada		449

UNITED STATES 0.5%

FINANCIALS 0.2%
AGNC Investment Corp.	7,674	142
Annaly Capital Management, Inc.	27,885	287
Granite Point Mortgage Trust, Inc.	1,521	28
Two Harbors Investment Corp.	3,464	55

		512

REAL ESTATE 0.3%
CoreCivic, Inc.	11,808	282
Hospitality Properties Trust	1,685	48
Iron Mountain, Inc.	2,984	104

		SHARES	MARKET VALUE (000S)
VICI Properties, Inc.		26,432	$546

			980

Total United States			1,492

Total Real Estate Investment Trusts (Cost $1,780)			1,941

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2018		17,784	18

Total Rights (Cost $19)			18

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.0%

ARGENTINA 0.3%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	135	93
7.820% due 12/31/2033		227	265
22.844% (BADLARPP) due 10/04/2022 ~	ARS	28	1
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		2,600	82
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		400	14
40.000% due 06/21/2020 ~		11,314	408

Total Argentina			863

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (h)	BRL	1,303	340

Total Brazil			340

GREECE 0.1%
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	241

Total Greece			241

KUWAIT 0.1%
Kuwait International Government Bond
3.500% due 03/20/2027		$385	376

Total Kuwait			376

PERU 0.1%
Peru Government International Bond
6.150% due 08/12/2032	PEN	260	82
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		100	33

Total Peru			117

SAUDI ARABIA 0.3%
Saudi Government International Bond
2.875% due 03/04/2023		$200	193
4.000% due 04/17/2025		400	398
4.500% due 10/26/2046		200	185
4.625% due 10/04/2047		200	187

Total Saudi Arabia			963

SPAIN 0.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	63

Total Spain			63

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.0%
Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)	$100	$27
9.250% due 09/15/2027 ^(c)	44	12

Total Venezuela		39

Total Sovereign Issues (Cost $3,612)		3,002

U.S. GOVERNMENT AGENCIES 3.5%

UNITED STATES 3.5%
Fannie Mae
3.000% due 11/01/2029	27	27
Fannie Mae, TBA
3.000% due 07/01/2048	1,500	1,453
4.000% due 08/01/2048 - 09/01/2048	7,000	7,124
Freddie Mac, TBA
3.000% due 07/01/2048	2,000	1,935

Total U.S. Government Agencies (Cost $10,486)		10,539

U.S. TREASURY OBLIGATIONS 8.8%

UNITED STATES 8.8%
U.S. Treasury Bonds
2.875% due 11/15/2046	1,000	978
U.S. Treasury Notes
1.750% due 03/31/2022	300	290
1.750% due 05/15/2022	300	290
1.750% due 09/30/2022	500	481
1.750% due 05/15/2023	700	669
1.875% due 01/31/2022	1,600	1,556
1.875% due 02/28/2022	1,400	1,361
1.875% due 08/31/2022	500	484
1.875% due 08/31/2024	200	190
2.000% due 07/31/2022	400	389
2.000% due 05/31/2024	200	191
2.000% due 06/30/2024 (m)	4,300	4,112
2.000% due 11/15/2026	760	712
2.125% due 12/31/2021	1,500	1,473
2.125% due 06/30/2022	1,000	978
2.125% due 02/29/2024	400	386
2.125% due 07/31/2024	400	385
2.250% due 12/31/2023	3,610	3,515
2.250% due 01/31/2024	190	185
2.250% due 10/31/2024	3,500	3,388
2.250% due 11/15/2024	300	290
2.250% due 02/15/2027	500	477
2.500% due 05/15/2024	500	492
2.500% due 01/31/2025	3,200	3,141
2.750% due 02/15/2028	400	397

Total U.S. Treasury Obligations (Cost $27,469)		26,810

SHORT-TERM INSTRUMENTS 1.1%

CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.940% due 09/04/2018	300	300

COMMERCIAL PAPER 0.3%
HP, Inc.
2.566% due 07/02/2018	800	800

REPURCHASE AGREEMENTS (l) 0.5%
		1,419

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
25.600% due 07/18/2018 (g)	ARS	1,044	$35
25.650% due 08/15/2018 (g)		1,640	54
33.500% due 07/18/2018 (g)		50	2

Total Short-Term Notes (Cost $131)			91

GREECE TREASURY BILLS 0.1%
0.957% due 10/05/2018 - 03/15/2019 (e)(f)	EUR	168	196

ARGENTINA TREASURY BILLS 0.1%
22.918% due 09/14/2018 - 10/12/2018 (e)(f)	ARS	7,986	261
2.919% due 07/13/2018 - 10/26/2018 (e)(f)		$99	99

Total Argentina Treasury Bills (Cost $497)			360

Total Short-Term Instruments (Cost $3,351)			3,166

Total Investments in Securities (Cost $300,964)			320,099

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III	202,994	$2,007

Total Short-Term Instruments (Cost $2,007)		2,007

Total Investments in Affiliates (Cost $2,007)		2,007

Total Investments 105.9% (Cost $302,971)		$322,106

Financial Derivative Instruments (n)(o) 0.0% (Cost or Premiums, net $(155))		(156)

Other Assets and Liabilities, net (5.9)%		(17,893)

Net Assets 100.0%		$304,057

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$9	$95	0.03%
Eneva S.A.	12/21/2017	1	1	0.00

		$10	$96	0.03%

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,419	U.S. Treasury Notes 1.875% - 2.125% due 08/15/2021 - 01/31/2022	$(1,454)	$1,419	$1,419

Total Repurchase Agreements						$(1,454)	$1,419	$1,419

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.180%	06/20/2018	07/05/2018	$(1,384)	$(1,385)
BSN	1.960	05/02/2018	07/10/2018	(3,520)	(3,532)
GRE	2.170	06/18/2018	07/18/2018	(398)	(398)
RCY	2.070	05/16/2018	07/16/2018	(1,524)	(1,528)
SCX	2.160	06/13/2018	08/13/2018	(3,378)	(3,382)

Total Reverse Repurchase Agreements					$(10,225)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	1.980%	05/07/2018	07/12/2018	$(854)	$(857)

Total Sale-Buyback Transactions					$(857)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,385)	$0	$(1,385)	$1,374	$(11)
BSN	0	(3,532)	0	(3,532)	3,515	(17)
FICC	1,419	0	0	1,419	(1,454)	(35)
GRE	0	(398)	0	(398)	396	(2)
RCY	0	(1,528)	0	(1,528)	1,530	2
SCX	0	(3,382)	0	(3,382)	3,388	6

Master Securities Forward Transaction Agreement
UBS	0	0	(857)	(857)	861	4

Total Borrowings and Other Financing Transactions	$1,419	$(10,225)	$(857)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(6,843)	$(3,382)	$0	$(10,225)

Total	$0	$(6,843)	$(3,382)	$0	$(10,225)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(857)	0	0	(857)

Total	$0	$(857)	$0	$0	$(857)

Total Borrowings	$0	$(7,700)	$(3,382)	$0	$(11,082)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(11,082)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(m)	Securities with an aggregate market value of $11,064 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(10,387) at a weighted average interest rate of 1.513%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond September Futures	09/2018	2	AUD	191	$3	$0	$0
U.S. Treasury 10-Year Note September Futures	09/2018	123	$	14,783	79	0	0

Total Futures Contracts					$82	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	1.312%	$ 300	$51	$(5)	$46	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$ 850	$(55)	$1	$(54)	$0	$0
CDX.HY-30 5-Year Index	(5.000)	Quarterly	06/20/2023	375	(24)	1	(23)	0	0
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	800	(15)	3	(12)	0	(1)

					$(94)	$5	$(89)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028	$	4,900	$108	$184	$292	$4	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,000	38	61	99	2	0
Pay(6)	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	0	(2)	(2)	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	2	0	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	6,200	221	(209)	12	0	(1)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	800	(11)	(19)	(30)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	1,793	41	(30)	11	3	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	20,000	0	(2)	(2)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		140,000	10	(14)	(4)	0	(1)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	0	(1)	(1)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,460,000	(64)	(77)	(141)	0	(5)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		20,000	0	(1)	(1)	0	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		40,000	0	(2)	(2)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		40,000	(1)	(3)	(4)	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	700	(2)	0	(2)	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		2,000	(1)	(2)	(3)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		2,500	(8)	0	(8)	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		600	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		500	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		1,000	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022		32,100	(5)	59	54	0	(6)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		21,200	10	(10)	0	5	0

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.640%	Lunar	01/03/2023	MXN	200	$0	$0	$0	$0	$0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	(2)	(1)	(3)	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	0	0	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	(1)	1	0	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	1	(3)	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	(4)	(21)	(25)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	(15)	(73)	(88)	4	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	(153)	(140)	9	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	1	1	1	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	0	0	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	(2)	(3)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	(5)	(5)	1	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	0	0	0	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(6)	6	0	0	(4)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	1	1	0	(1)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	0	0	0	(1)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	1	(1)	0	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	1	0	1	0	(1)

							$316	$(320)	$(4)	$38	$(23)

Total Swap Agreements							$273	$(320)	$(47)	$38	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$38	$38	$0	$0	$(24)	$(24)

Cash of $1,138 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018		$1,299	AUD	1,760	$3	$0
	08/2018	AUD	1,760		$1,299	0	(3)
	08/2018	MXN	1,006		50	0	0
	09/2018		$80	RUB	4,987	0	(1)
BPS	07/2018	ARS	3,230		$124	13	0
	07/2018	BRL	251		65	0	0
	07/2018	EUR	3,681		4,269	0	(29)
	07/2018	JPY	386,851		3,562	68	0
	07/2018	PEN	425		130	1	0
	07/2018		$86	ARS	2,350	0	(5)
	07/2018		67	BRL	251	0	(2)
	07/2018		130	PEN	425	0	(1)
	08/2018	ARS	1,640		$76	22	0
	08/2018		$1,588	MXN	30,178	0	(81)
	09/2018	PEN	425		$130	1	0
	09/2018		$18	AUD	23	0	(1)
	09/2018		419	INR	28,672	0	(5)
BRC	09/2018	AUD	30		$23	1	0
	09/2018		$18	AUD	23	0	(1)
CBK	07/2018	ARS	174		$8	2	0
	07/2018	GBP	3,948		5,231	20	0
	07/2018		$15	ARS	416	0	(1)
	07/2018		149	GBP	111	0	(3)
	08/2018		79	MXN	1,640	3	0
	08/2018		1,617	TRY	7,158	0	(87)
DUB	07/2018	ARS	425		$15	1	0
	07/2018	BRL	2,244		603	24	0
	07/2018		$15	ARS	425	0	0
	07/2018		582	BRL	2,244	0	(3)
	08/2018		406	SEK	3,465	0	(18)
FBF	07/2018	BRL	1,993		$517	3	0
	07/2018		$525	BRL	1,993	0	(10)
	08/2018	BRL	1,993		$523	11	0
GLM	07/2018	AUD	1,760		1,323	20	0
	08/2018	NZD	905		629	16	0
	08/2018		$39	EUR	33	0	0
HUS	07/2018	ARS	1,496		$71	20	0
	07/2018	RUB	7,321		116	0	0
	07/2018		$8	ARS	210	0	(1)
	07/2018		115	RUB	7,321	2	0
	08/2018		854		53,463	0	(8)
JPM	07/2018	ARS	153		$7	2	0
	07/2018		$5	ARS	153	0	0
MSB	07/2018		3,506	JPY	386,851	0	(12)
	08/2018	JPY	386,851		$3,513	12	0
	09/2018	AUD	25		20	1	0
SCX	08/2018		$214	JPY	23,257	0	(3)
SSB	07/2018		4,285	EUR	3,681	13	0
	08/2018	EUR	3,681		$4,295	0	(13)
UAG	07/2018		$5,073	GBP	3,837	0	(10)
	08/2018	GBP	3,837		$5,081	10	0
	09/2018		22		29	0	0

Total Forward Foreign Currency Contracts						$269	$(298)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	07/18/2018	$2,000	$ (2)	$(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	08/15/2018	1,600	(2)	(1)

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	09/19/2018	$200	$ (1)	$(1)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	11/21/2018	200	(2)	(2)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	08/15/2018	800	0	0
CBK	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	10/17/2018	200	(1)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	900	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	08/15/2018	500	(1)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018	100	0	0
GST	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	09/19/2018	200	(2)	(1)
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018	100	0	0

						$ (12)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
UBS	Put - OTC GBP versus USD	$1.287	09/20/2018	GBP	100	$(1)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC Fannie Mae, TBA 4.000% due 07/01/2048	$101.039	07/05/2018	$	500	$(2)	$(4)
JPM	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048	99.688	07/05/2018		1,500	(3)	(1)
SAL	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	97.813	07/05/2018		300	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	98.531	07/05/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048	99.813	07/05/2018		300	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048	100.031	07/05/2018		200	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 08/01/2048	99.781	08/06/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 4.000% due 08/01/2048	99.859	08/06/2018		1,000	(2)	0
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048	101.359	08/06/2018		500	(2)	(3)
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048	101.781	08/06/2018		500	(1)	(2)
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048	101.859	08/06/2018		1,000	(2)	(3)
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048	102.289	08/06/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048	102.648	08/06/2018		300	(1)	0

						$(18)	$(14)

Total Written Options						$(31)	$(23)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2022	2.512%	$245	$(8)	$(7)	$0	$(15)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	45	(1)	0	0	(1)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	4.419	250	29	(23)	6	0
GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	300	(3)	(2)	0	(5)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.789	200	(36)	25	0	(11)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.683	600	(38)	(6)	0	(44)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.125	50	0	0	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	850	(7)	(6)	0	(13)
MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.011	400	(8)	(8)	0	(16)

							$(72)	$(27)	$6	$(105)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$ 2,300	$(128)	$127	$0	$(1)
FBF	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	600	(24)	24	0	0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,000	(85)	68	0	(17)
MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,600	(88)	87	0	(1)

						$(325)	$306	$0	$(19)

Total Swap Agreements						$(397)	$279	$6	$(124)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$3	$0	$0	$3	$(4)	$(2)	$0	$(6)	$(3)	$0	$(3)
BPS	105	0	0	105	(124)	(3)	0	(127)	(22)	0	(22)
BRC	1	0	0	1	(1)	0	0	(1)	0	0	0
CBK	25	0	0	25	(91)	(2)	(16)	(109)	(84)	40	(44)
DUB	25	0	6	31	(21)	0	(1)	(22)	9	0	9
FBF	14	0	0	14	(10)	(4)	0	(14)	0	0	0
GLM	36	0	0	36	0	0	0	0	36	0	36
GST	0	0	0	0	0	(1)	(33)	(34)	(34)	0	(34)
HUS	22	0	0	22	(9)	0	(57)	(66)	(44)	0	(44)
JPM	2	0	0	2	0	(1)	0	(1)	1	0	1
MSB	13	0	0	13	(12)	0	0	(12)	1	0	1
MYC	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
SAL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
SCX	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SSB	13	0	0	13	(13)	0	0	(13)	0	0	0
UAG	10	0	0	10	(10)	0	0	(10)	0	0	0
UBS	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$269	$0	$6	$275	$(298)	$(23)	$(124)	$(445)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$38	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269	$0	$269
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$269	$0	$275

	$0	$6	$0	$269	$38	$313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$23	$24

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$298	$0	$298
Written Options	0	8	0	1	14	23
Swap Agreements	0	124	0	0	0	124

	$0	$132	$0	$299	$14	$445

	$0	$133	$0	$299	$37	$469

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(143)	$(143)
Swap Agreements	0	(119)	0	0	(191)	(310)

	$0	$(119)	$0	$0	$(334)	$(453)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(38)	$0	$(38)
Purchased Options	0	0	0	(3)	0	(3)
Written Options	0	9	0	7	4	20
Swap Agreements	0	59	0	0	18	77

	$0	$68	$0	$(34)	$22	$56

	$0	$(51)	$0	$(34)	$(312)	$(397)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$83	$83
Swap Agreements	0	19	0	0	(46)	(27)

	$0	$19	$0	$0	$37	$56

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(58)	$0	$(58)
Written Options	0	5	0	(3)	4	6
Swap Agreements	0	84	0	0	0	84

	$0	$89	$0	$(61)	$4	$32

	$0	$108	$0	$(61)	$41	$88

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$2,536	$0	$2,536
Netherlands	0	348	0	348
United States	0	10,829	0	10,829
Loan Participations and Assignments
Canada	0	15	0	15
United Arab Emirates	0	95	0	95
United States	0	1,384	56	1,440
Common Stocks
Australia
Consumer Discretionary	0	88	0	88
Consumer Staples	0	1,717	0	1,717
Energy	0	542	0	542
Financials	0	3,502	0	3,502
Health Care	0	231	0	231
Industrials	0	138	0	138
Materials	0	1,449	0	1,449
Telecommunication Services	0	524	0	524
Austria
Energy	0	346	0	346
Financials	0	372	0	372
Industrials	0	24	0	24
Materials	0	65	0	65
Belgium
Financials	0	203	0	203
Industrials	55	0	0	55
Telecommunication Services	0	169	0	169
Brazil
Energy	0	0	97	97
Utilities	1	0	0	1
Canada
Consumer Discretionary	127	0	0	127
Energy	702	0	0	702
Financials	2,361	0	0	2,361
Industrials	137	0	0	137
Materials	264	0	0	264
Utilities	458	0	0	458
Denmark
Industrials	0	215	0	215
Finland
Materials	0	354	0	354
Utilities	0	310	0	310
France
Consumer Discretionary	0	1,633	0	1,633
Consumer Staples	0	1,165	0	1,165
Energy	0	819	0	819
Financials	0	3,351	0	3,351
Health Care	0	2,682	0	2,682
Industrials	0	1,537	0	1,537
Telecommunication Services	0	1,314	0	1,314
Utilities	0	1,763	0	1,763
Germany
Consumer Discretionary	0	2,133	0	2,133
Consumer Staples	0	24	0	24
Financials	0	1,447	0	1,447
Health Care	0	1,027	0	1,027
Industrials	0	1,261	0	1,261
Materials	0	1,961	0	1,961
Utilities	0	1,529	0	1,529
Hong Kong
Consumer Discretionary	0	554	0	554
Information Technology	0	55	0	55
Real Estate	0	1,429	0	1,429
Israel
Materials	0	218	0	218
Telecommunication Services	0	195	0	195

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Italy
Energy	$0	$1,398	$0	$1,398
Financials	0	1,198	0	1,198
Industrials	0	100	0	100
Utilities	0	1,602	0	1,602
Japan
Consumer Discretionary	0	5,817	0	5,817
Consumer Staples	0	1,027	0	1,027
Energy	0	991	0	991
Financials	0	7,086	0	7,086
Health Care	0	839	0	839
Industrials	0	5,930	0	5,930
Information Technology	0	5,326	0	5,326
Materials	0	1,183	0	1,183
Real Estate	0	144	0	144
Telecommunication Services	0	1,696	0	1,696
Utilities	0	1,272	0	1,272
Luxembourg
Consumer Discretionary	0	126	0	126
Macau
Consumer Discretionary	0	54	0	54
Netherlands
Consumer Staples	0	360	0	360
Energy	0	3,537	0	3,537
Financials	0	648	0	648
Health Care	0	961	0	961
Industrials	0	119	0	119
Telecommunication Services	254	150	0	404
New Zealand
Industrials	0	21	0	21
Materials	0	42	0	42
Norway
Energy	0	994	0	994
Financials	0	174	0	174
Materials	0	344	0	344
Telecommunication Services	0	228	0	228
Portugal
Consumer Staples	0	82	0	82
Materials	0	48	0	48
Utilities	0	527	0	527
Singapore
Industrials	0	444	0	444
Information Technology	0	38	0	38
South Africa
Financials	0	567	0	567
Spain
Consumer Staples	0	33	0	33
Financials	0	3,114	0	3,114
Industrials	0	858	0	858
Telecommunication Services	0	1,086	0	1,086
Utilities	0	624	0	624
Sweden
Financials	0	463	0	463
Health Care	28	90	0	118
Telecommunication Services	0	815	0	815
Switzerland
Consumer Discretionary	64	0	0	64
Energy	606	0	0	606
Financials	0	3,391	0	3,391
Health Care	0	1,734	0	1,734
Industrials	0	64	0	64
Information Technology	252	0	0	252
Telecommunication Services	0	174	0	174
United Kingdom
Consumer Discretionary	0	1,495	0	1,495
Consumer Staples	0	1,026	0	1,026
Energy	0	2,638	0	2,638

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financials	$183	$6,712	$0	$6,895
Health Care	0	1,392	0	1,392
Industrials	0	1,711	0	1,711
Materials	0	318	0	318
Telecommunication Services	0	1,738	0	1,738
Utilities	0	1,096	0	1,096
United States
Consumer Discretionary	12,257	0	0	12,257
Consumer Staples	9,167	0	0	9,167
Energy	15,467	0	0	15,467
Financials	19,642	0	0	19,642
Health Care	14,064	0	0	14,064
Industrials	6,294	0	0	6,294
Information Technology	10,899	0	0	10,899
Materials	3,687	0	0	3,687
Telecommunication Services	7,560	0	0	7,560
Utilities	6,161	0	0	6,161
Convertible Bonds & Notes
United States
Industrials	0	15	0	15
Corporate Bonds & Notes
Australia
Banking & Finance	0	394	0	394
Bermuda
Banking & Finance	0	6	0	6
Industrials	0	9	0	9
Brazil
Industrials	0	1	0	1
Utilities	0	735	0	735
Canada
Banking & Finance	0	46	0	46
Industrials	0	80	0	80
Cayman Islands
Banking & Finance	0	967	0	967
Industrials	0	80	0	80
Utilities	0	95	0	95
Finland
Industrials	0	6	0	6
France
Industrials	0	687	0	687
Germany
Banking & Finance	0	634	0	634
Ireland
Industrials	0	497	0	497
Luxembourg
Banking & Finance	0	663	0	663
Industrials	0	252	0	252
Utilities	0	1,265	0	1,265
Mexico
Industrials	0	50	0	50
Netherlands
Banking & Finance	0	298	0	298
Norway
Industrials	0	20	0	20
Spain
Banking & Finance	0	610	0	610
United Kingdom
Banking & Finance	0	4,225	0	4,225
Industrials	0	974	0	974
Utilities	0	67	0	67
United States
Banking & Finance	0	4,946	0	4,946
Industrials	0	3,693	0	3,693
Utilities	0	930	0	930
Venezuela
Industrials	0	74	0	74

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Non-Agency Mortgage-Backed Securities
United Kingdom	$0	$1,949	$0	$1,949
United States	0	8,705	79	8,784
Municipal Bonds & Notes
California	0	649	0	649
Illinois	0	164	0	164
Michigan	0	209	0	209
Puerto Rico	0	188	0	188
Virginia	0	382	0	382
West Virginia	0	355	0	355
Preferred Stocks
Germany
Industrials	0	1,583	0	1,583
Real Estate Investment Trusts
Canada
Real Estate	449	0	0	449
United States
Financials	512	0	0	512
Real Estate	980	0	0	980
Rights
Spain
Industrials	18	0	0	18
Sovereign Issues
Argentina	0	863	0	863
Brazil	0	340	0	340
Greece	0	241	0	241
Kuwait	0	376	0	376
Peru	0	117	0	117
Saudi Arabia	0	963	0	963
Spain	0	63	0	63
Venezuela	0	39	0	39
U.S. Government Agencies
United States	0	10,539	0	10,539
U.S. Treasury Obligations
United States	0	26,810	0	26,810
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Commercial Paper	0	800	0	800
Repurchase Agreements	0	1,419	0	1,419
Short-Term Notes	0	91	0	91
Greece Treasury Bills	0	196	0	196
Argentina Treasury Bills	0	360	0	360

	$112,649	$207,218	$232	$320,099

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,007	$0	$0	$2,007

Total Investments	$114,656	$207,218	$232	$322,106

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	38	0	38
Over the counter	0	275	0	275

	$0	$313	$0	$313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(24)	0	(24)
Over the counter	0	(445)	0	(445)

	$0	$(469)	$0	$(469)

Total Financial Derivative Instruments	$0	$(156)	$0	$(156)

Totals	$114,656	$207,062	$232	$321,950

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	39

Schedule of Investments PIMCO EqS® Long/Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.7%

COMMON STOCKS 61.4%

GERMANY 3.9%

FINANCIALS 2.2%
Deutsche Boerse AG	80,000	$10,636

HEALTH CARE 1.7%
Bayer AG	73,913	8,118

Total Germany		18,754

IRELAND 2.0%

HEALTH CARE 2.0%
Medtronic PLC	110,000	9,417

Total Ireland		9,417

SOUTH KOREA 2.3%

INFORMATION TECHNOLOGY 2.3%
Samsung Electronics Co. Ltd.	259,000	10,849

Total South Korea		10,849

SWEDEN 1.8%

INFORMATION TECHNOLOGY 1.8%
Spotify Technology S.A. (a)	50,000	8,412

Total Sweden		8,412

UNITED STATES 51.4%

CONSUMER DISCRETIONARY 10.5%
Amazon.com, Inc. (a)	4,000	6,799
AutoZone, Inc. (a)(f)	10,000	6,709
BJ’s Wholesale Club Holdings, Inc. (a)	5,000	118
Expedia, Inc.	61,000	7,332
Las Vegas Sands Corp.	140,000	10,691
Royal Caribbean Cruises Ltd.	83,000	8,599
TJX Cos., Inc.	102,000	9,708

		49,956

ENERGY 9.2%
Anadarko Petroleum Corp.	80,000	5,860
ONEOK, Inc.	180,000	12,570

	SHARES	MARKET VALUE (000S)
Pioneer Natural Resources Co.	30,000	$5,677
Plains All American Pipeline LP	210,000	4,964
Williams Cos., Inc.	330,000	8,946
WPX Energy, Inc. (a)	300,000	5,409

		43,426

FINANCIALS 10.3%
Berkshire Hathaway, Inc. ‘B’ (a)	88,000	16,425
Discover Financial Services	97,000	6,830
JPMorgan Chase & Co.	110,000	11,462
Synchrony Financial	140,000	4,673
Wells Fargo & Co. (f)	170,000	9,425

		48,815

HEALTH CARE 7.2%
Centene Corp. (a)	45,000	5,545
Laboratory Corp. of America Holdings (a)	44,000	7,899
Pfizer, Inc.	200,000	7,256
Quest Diagnostics, Inc.	57,000	6,267
UnitedHealth Group, Inc.	30,000	7,360

		34,327

INDUSTRIALS 10.3%
KAR Auction Services, Inc.	113,548	6,222
Kirby Corp. (a)(f)	42,000	3,511
Norfolk Southern Corp.	134,000	20,217
Union Pacific Corp.	135,000	19,127

		49,077

INFORMATION TECHNOLOGY 3.9%
Activision Blizzard, Inc.	70,000	5,342
Cisco Systems, Inc. (f)	160,000	6,885
Zillow Group, Inc. ‘C’ (a)(f)	110,000	6,497

		18,724

Total United States		244,325

Total Common Stocks (Cost $274,772)		291,757

EXCHANGE-TRADED FUNDS 6.0%

UNITED STATES 6.0%
iShares U.S. Medical Devices ETF	3,091	620
SPDR S&P Oil & Gas Exploration & Production ETF	325,000	13,995

	SHARES	MARKET VALUE (000S)
SPDR S&P Regional Banking ETF	222,000	$13,542

Total Exchange-Traded Funds (Cost $26,460)		28,157

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (d) 0.1%
		549

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 3.2%
1.848% due 07/19/2018 - 09/27/2018 (b)(c)(h)	$15,300	15,266

Total Short-Term Instruments (Cost $15,815)		15,815

Total Investments in Securities (Cost $317,047)		335,729

	SHARES
INVESTMENTS IN AFFILIATES 29.8%

SHORT-TERM INSTRUMENTS 29.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.8%
PIMCO Short-Term Floating NAV Portfolio III	14,305,026	141,419

Total Short-Term Instruments (Cost $141,380)		141,419

Total Investments in Affiliates (Cost $141,380)		141,419

Total Investments 100.5% (Cost $458,427)		$477,148

Securities Sold Short (e) (27.0)% (Proceeds $130,003)		(128,390)

Financial Derivative Instruments (g)(i) 0.1% (Cost or Premiums, net $(3,368))		416

Other Assets and Liabilities, net 26.4%		125,807

Net Assets 100.0%		$474,981

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$549	U.S. Treasury Notes 2.125% due 08/15/2021	$(561)	$549	$549

Total Repurchase Agreements						$(561)	$549	$549

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

(e)  SECURITIES SOLD SHORT

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Common Stocks (22.7)%
	Canada (1.5)%
	Energy (1.5)%
GSC	Enbridge, Inc.	70,000	$(2,247)	$(2,503)
	TransCanada Corp.	108,000	(4,571)	(4,729)

	Total Canada		(6,818)	(7,232)

	Switzerland (0.3)%
	Information Technology (0.3)%
	Logitech International S.A.	34,000	(1,166)	(1,490)

	Total Switzerland		(1,166)	(1,490)

	United States (20.9)%
	Consumer Discretionary (4.1)%
	Aramark	50,000	(2,127)	(1,855)
FOB	Choice Hotels International, Inc.	16,000	(1,277)	(1,213)
	Deckers Outdoor Corp.	10,000	(1,195)	(1,129)
GSC	Hasbro, Inc.	20,000	(1,743)	(1,846)
FOB	Hyatt Hotels Corp. ‘A’	21,181	(1,624)	(1,634)
	KB Home	89,000	(2,824)	(2,424)
GSC	NVR, Inc.	750	(2,181)	(2,228)
FOB	Omnicom Group, Inc.	16,000	(1,201)	(1,220)
	PulteGroup, Inc.	77,000	(2,347)	(2,221)
GSC	Restoration Hardware Holdings, Inc.	16,000	(2,436)	(2,235)
FOB	Wayfair, Inc. ‘A’	11,000	(1,239)	(1,307)

			(20,194)	(19,312)

	Consumer Staples (3.1)%
GSC	Church & Dwight Co., Inc.	45,000	(2,070)	(2,392)
	Clorox Co.	55,000	(7,153)	(7,439)
FOB	Walmart, Inc.	56,000	(4,758)	(4,796)

			(13,981)	(14,627)

	Energy (0.9)%
GSC	Exxon Mobil Corp.	55,000	(4,343)	(4,550)

	Financials (4.4)%
	Affiliated Managers Group, Inc.	37,500	(6,363)	(5,575)
	Franklin Resources, Inc.	145,000	(4,845)	(4,681)
	Invesco Ltd.	150,000	(4,668)	(3,984)
FOB	T Rowe Price Group, Inc.	40,000	(4,786)	(4,643)
	Virtu Financial, Inc. ‘A’	80,000	(2,380)	(2,124)

			(23,042)	(21,007)

	Health Care (2.7)%
	Aetna, Inc.	7,000	(1,241)	(1,284)
	Amgen, Inc.	29,000	(4,928)	(5,353)
	Anthem, Inc.	5,000	(1,160)	(1,190)
GSC	Eli Lilly & Co.	30,000	(2,512)	(2,560)
	Mettler-Toledo International, Inc.	4,000	(2,307)	(2,315)

			(12,148)	(12,702)

	Industrials (5.1)%
FOB	Brink’s Co.	80,000	(6,144)	(6,380)
GSC	General Dynamics Corp.	14,427	(2,872)	(2,689)
FOB	Harris Corp.	24,000	(3,665)	(3,469)
	Northrop Grumman Corp.	3,859	(1,264)	(1,187)
	Raytheon Co.	18,000	(3,750)	(3,477)
	Schneider National, Inc. ‘B’	110,000	(3,015)	(3,033)
	Werner Enterprises, Inc.	101,500	(3,644)	(3,821)

			(24,354)	(24,056)

	Information Technology (0.6)%
	PayPal Holdings, Inc.	35,000	(2,724)	(2,915)

	Total United States		(100,786)	(99,169)

	Total Common Stocks		(108,770)	(107,891)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Exchange-Traded Funds (2.2)%
	United States (2.2)%
	iShares Nasdaq Biotechnology ETF	23,000	$(2,478)	$(2,530)
GSC	iShares MSCI Emerging Markets ETF	180,000	(8,338)	(7,799)

	Total Exchange-Traded Funds		(10,816)	(10,329)

	Real Estate Investment Trusts (2.1)%
	United States (2.1)%
FOB	Apollo Commercial Real Estate Finance, Inc.	76,000	(1,427)	(1,424)
	Blackstone Mortgage Trust, Inc. ‘A’	44,000	(1,435)	(1,410)
GSC	Iron Mountain, Inc.	140,000	(5,177)	(4,984)
FOB	Starwood Property Trust, Inc.	106,000	(2,378)	(2,352)

	Total Real Estate Investment Trusts		(10,417)	(10,170)

Total Short Sales (27.0)%			$(130,003)	$(128,390)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$549	$0	$0	$0	$549	$(561)	$(12)

Prime Brokerage Agreement
FOB	0	0	0	(62,536)	(62,536)	83,752	21,216
GSC	0	0	0	(65,854)	(65,854)	70,433	4,579

Total Borrowings and Other Financing Transactions	$549	$0	$0	$(128,390)

(f)

Securities with an aggregate market value of $24,754 and cash of $129,431 have been pledged as collateral as of June 30, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $315 of dividends payable.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount			Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
E-mini S&P 500 Index September Futures	09/2018	230	$		(31,298)	$626	$0	$(24)
Euro STOXX 50 September Futures	09/2018	180		EUR	(7,128)	162	71	(84)
WTI Crude December Futures	11/2018	73	$		(5,073)	(1,097)	0	(51)

Total Futures Contracts						$(309)	$71	$(159)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$41,800	$(3,368)	$704	$(2,664)	$0	$(8)

Total Swap Agreements					$(3,368)	$704	$(2,664)	$0	$(8)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$71	$0	$71	$0		$(159)		$(8)	$(167)

(h)	Securities with an aggregate market value of $1,665 and cash of $1,660 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	EUR	14,725		$17,079	$0	$(117)
BRC	09/2018		$1,203	KRW	1,337,977	1	0
GLM	07/2018	CAD	202		$152	0	(2)
	09/2018		$2,404	KRW	2,579,603	0	(82)
SCX	09/2018	KRW	15,641,658		$14,552	473	0
SSB	07/2018		$17,141	EUR	14,725	55	0
	08/2018	EUR	14,725		$17,179	0	(54)

Total Forward Foreign Currency Contracts						$529	$(255)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	AMZX Index	1	3-Month USD-LIBOR plus a specified spread	Quarterly	11/28/2018	$2,683	$0	$(47)	$0	$(47)
CBK	Receive	AMZX Index	1	3-Month USD-LIBOR plus a specified spread	Quarterly	02/15/2019	14,984	0	285	285	0

Total Swap Agreements								$0	$238	$285	$(47)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$(117)	$0	$(47)	$(164)	$(164)	$0	$(164)
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	0	0	285	285	0	0	0	0	285	(260)	25

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
GLM	$0	$0	$0	$0	$(84)	$0	$0	$(84)	$(84)	$0	$(84)
SCX	473	0	0	473	0	0	0	0	473	(610)	(137)
SSB	55	0	0	55	(54)	0	0	(54)	1	0	1

Total Over the Counter	$529	$0	$285	$814	$(255)	$0	$(47)	$(302)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$71	$0	$0	$71

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$529	$0	$529
Swap Agreements	0	0	285	0	0	285

	$0	$0	$285	$529	$0	$814

	$0	$0	$356	$529	$0	$885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$51	$0	$108	$0	$0	$159
Swap Agreements	0	8	0	0	0	8

	$51	$8	$108	$0	$0	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$255	$0	$255
Swap Agreements	0	0	47	0	0	47

	$0	$0	$47	$255	$0	$302

	$51	$8	$155	$255	$0	$469

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(996)	$0	$(1,739)	$0	$0	$(2,735)
Swap Agreements	0	(3,082)	0	0	(1)	(3,083)

	$(996)	$(3,082)	$(1,739)	$0	$(1)	$(5,818)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,324)	$0	$(1,324)
Swap Agreements	0	0	(432)	0	0	(432)

	$0	$0	$(432)	$(1,324)	$0	$(1,756)

	$(996)	$(3,082)	$(2,171)	$(1,324)	$(1)	$(7,574)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,096)	$0	$820	$0	$0	$(276)
Swap Agreements	0	1,363	0	0	0	1,363

	$(1,096)	$1,363	$820	$0	$0	$1,087

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,387	$0	$1,387
Swap Agreements	0	0	238	0	0	238

	$0	$0	$238	$1,387	$0	$1,625

	$(1,096)	$1,363	$1,058	$1,387	$0	$2,712

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Germany
Financials	$0	$10,636	$0	$10,636
Health Care	0	8,118	0	8,118
Ireland
Health Care	9,417	0	0	9,417
South Korea
Information Technology	0	10,849	0	10,849
Sweden
Information Technology	8,412	0	0	8,412
United States
Consumer Discretionary	49,956	0	0	49,956
Energy	43,426	0	0	43,426
Financials	48,815	0	0	48,815
Health Care	34,327	0	0	34,327
Industrials	49,077	0	0	49,077
Information Technology	18,724	0	0	18,724
Exchange-Traded Funds
United States	28,157	0	0	28,157
Short-Term Instruments
Repurchase Agreements	0	549	0	549
U.S. Treasury Bills	0	15,266	0	15,266

	$290,311	$45,418	$0	$335,729

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$141,419	$0	$0	$141,419

Total Investments	$431,730	$45,418	$0	$477,148

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short Sales, at Value - Liabilities
Common Stocks
Canada
Energy	$(7,232)	$0	$0	$(7,232)
Switzerland
Information Technology	0	(1,490)	0	(1,490)
United States
Consumer Discretionary	(19,312)	0	0	(19,312)
Consumer Staples	(14,627)	0	0	(14,627)
Energy	(4,550)	0	0	(4,550)
Financials	(21,007)	0	0	(21,007)
Health Care	(12,702)	0	0	(12,702)
Industrials	(24,056)	0	0	(24,056)
Information Technology	(2,915)	0	0	(2,915)
Exchange-Traded Funds
United States	(10,329)	0	0	(10,329)
Real Estate Investment Trusts
United States	(10,170)	0	0	(10,170)

	$(126,900)	$(1,490)	$0	$(128,390)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	0	0	71
Over the counter	0	814	0	814

	$71	$814	$0	$885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(159)	(8)	0	(167)
Over the counter	0	(302)	0	(302)

	$(159)	$(310)	$0	$(469)

Total Financial Derivative Instruments	$(88)	$504	$0	$416

Totals	$304,742	$44,432	$0	$349,174

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the PIMCO Dividend and Income Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the PIMCO Dividend and Income Fund.

On March 23, 2018, PIMCO processed an automatic conversion of all Class D shares of the following Funds into Class A shares of the same Fund: PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund. Shareholders of Class D of a Fund received Class A shares of equal value to their outstanding shares of Class D as of March 23, 2018. The conversion was tax-free and shareholders did not have to pay any sales charge, fee or other charge in connection with the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains

46	PIMCO EQUITY SERIES

June 30, 2018

(losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Dividend and Income Fund	Quarterly	Quarterly
PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

ANNUAL REPORT	JUNE 30, 2018	47

Notes to Financial Statements (Cont.)

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values

48	PIMCO EQUITY SERIES

June 30, 2018

of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

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upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dividend and Income Fund	$2,789	$38,416	$(39,200)	$2	$0	$2,007	$16	$0
PIMCO EqS® Long/Short Fund	166,968	489,766	(515,300)	(50)	35	141,419	2,367	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the

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Notes to Financial Statements (Cont.)

Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

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other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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Notes to Financial Statements (Cont.)

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In

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periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts

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to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments

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received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/

performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may

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involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dividend Income Fund	PIMCO EqS® Long/Short Fund
Equity	X	X
Dividend-Oriented Stocks	X
Value Investing	X	X
Foreign (Non-U.S.) Investment	X	X
Emerging Markets	X	X
Sovereign Debt	X	X
Market	X	X
Issuer	X	X
Interest Rate	X	X
Call	X	X
Credit	X	X
High Yield and Distressed Company	X	X
Currency	X	X
Real Estate	X	X
Liquidity	X	X
Leveraging	X	X
Issuer Non-Diversification		X
Management	X	X
Small-Cap and Mid-Cap Company	X	X
Derivatives	X	X
Model	X
Mortgage-Related and Other Asset-Backed	X
Short Exposure	X	X
Convertible Securities	X	X
Cash Holdings		X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by a Fund or a Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes a Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

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Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial

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Notes to Financial Statements (Cont.)

margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3	Class A	Class C
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Long/Short Fund(1)	1.04%	0.45%	0.55%	0.65%	0.55%	0.55%

(1)

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and

Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon

62	PIMCO EQUITY SERIES

June 30, 2018

certain redemptions of Class A and Class C shares. For the period ended June 30, 2018, the Distributor retained $95,781 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO previously contractually agreed to reduce its Advisory Fee for the PIMCO Dividend and Income Fund. Effective June 16, 2016, this contractual agreement has been terminated. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Pursuant to a Fee Waiver Agreement, PIMCO contractually agreed to reduce its supervisory and administrative fee for I-3 shares of the PIMCO EqS® Long/Short Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for certain of these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO Dividend and Income Fund	$1,078	$54	$24	$1,156
PIMCO EqS® Long/Short Fund	88	94	38	220

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an

ANNUAL REPORT	JUNE 30, 2018	63

Notes to Financial Statements (Cont.)

affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Fund	$2,011	$2,333
PIMCO EqS® Long/Short Fund	0	621

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Fund	$197,669	$183,391	$78,401	$130,813
PIMCO EqS® Long/Short Fund	0	3,203	1,204,937	1,288,268

†	A zero balance may reflect actual amounts rounding to less than one thousand.

64	PIMCO EQUITY SERIES

June 30, 2018

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund						PIMCO EqS® Long/Short Fund
	Year Ended 06/30/2018				Year Ended 06/30/2017		Year Ended 06/30/2018				Year Ended 06/30/2017
	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold
Institutional Class	521		$6,106		481	$5,077	5,993		$72,343		7,197	$85,903
I-2	1,178		13,779		1,301	13,940	2,466		29,527		3,787	44,711
I-3	0		0		0	0	2		18		0	0
Class D	80		935		239	2,512	1,764		21,142		1,894	22,459
Class A	2,541	(a)	29,861	(a)	2,502	26,751	5,044	(b)	58,073	(b)	1,094	12,795
Class C	688		8,096		1,240	13,111	455		5,181		733	8,292
Issued as reinvestment of distributions
Institutional Class	55		650		49	525	850		9,984		729	8,346
I-2	41		487		29	313	537		6,263		693	7,887
I-3	0		0		0	0	0		0		0	0
Class D	13		151		14	153	229		2,640		169	1,907
Class A	255		2,994		207	2,207	382		4,401		485	5,471
Class C	175		2,049		134	1,419	405		4,480		484	5,287
Cost of shares redeemed
Institutional Class	(662)		(7,742)		(1,652)	(17,251)	(7,452)		(89,807)		(13,394)	(159,365)
I-2	(1,085)		(12,726)		(2,530)	(26,477)	(4,603)		(55,234)		(14,564)	(171,916)
I-3	0		0		0	0	0		0		0	0
Class D	(825	)(a)	(9,540	)(a)	(590)	(6,226)	(5,839	)(b)	(67,810	)(b)	(3,606)	(41,959)
Class A	(3,850)		(45,103)		(6,527)	(68,337)	(3,005)		(35,350)		(7,030)	(81,866)
Class C	(3,554)		(41,378)		(8,358)	(87,665)	(2,314)		(26,344)		(6,340)	(71,525)
Net increase (decrease) resulting from Fund share transactions	(4,429)		$(51,381)		(13,461)	$(139,948)	(5,086)		$(60,493)		(27,669)	$(323,573)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 625 Class D shares in the amount of $7,204 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 3,827 Class D shares in the amount of $43,813 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	JUNE 30, 2018	65

Notes to Financial Statements (Cont.)

June 30, 2018

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Dividend and Income Fund	$3,608	$0	$18,087	$(24)	$(103,738)	$0	$0
PIMCO EqS® Long/Short Fund	9,711	5,280	17,878	(31)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain (loss) on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short dividend expenditures, passive foreign investment companies (PFICs), convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Dividend and Income Fund	$66,535	$37,203
PIMCO EqS® Long/Short Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Dividend and Income Fund	$303,852	$33,255	$(15,136)	$18,119
PIMCO EqS® Long/Short Fund	328,648	27,368	(9,718)	17,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, short dividend expenditures, passive foreign investment companies (PFICs), convertible preferred stock, straddle loss deferrals, realized and unrealized gain (loss) swap contracts, and unrealized gain (loss) on certain futures and forward contracts.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018			June 30, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Dividend and Income Fund	$7,401	$0	$0	$5,501	$0	$0
PIMCO EqS® Long/Short Fund	11,008	16,807	0	27,119	1,845	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

66	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (two of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, and for PIMCO EqS® Long/Short Fund the statement of cash flows for the year ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018, for PIMCO EqS® Long/Short Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2018	67

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee	RUB	Russian Ruble
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	KRW	South Korean Won	TRY	Turkish New Lira
CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	SPDR	Standard & Poor’s Depositary Receipts
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	WTI	West Texas Intermediate

68	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Dividend and Income Fund	39.95%	100%	$0	$0
PIMCO EqS® Long/Short Fund	0%	0%	0	11,008

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	JUNE 30, 2018	69

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

70	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and General Deputy Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2018	71

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

72	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms

ANNUAL REPORT	JUNE 30, 2018	73

Privacy Policy1 (Cont.)

(Unaudited)

engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

74	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3001AR_063018

PIMCO Equity Series®

Annual Report

June 30, 2018

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund[1]	6	32
PIMCO RAE Global Fund[2]	8	41
PIMCO RAE Global ex-US Fund[3]	10	43
PIMCO RAE International Fund[4]	12	44
PIMCO RAE US Fund[5]	14	53
PIMCO RAE US Small Fund[6]	16	57

[1]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental Emerging Markets Fund to PIMCO RAE Emerging Markets Fund.

[2]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental Global Fund to PIMCO RAE Global Fund.

[3]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental Global ex-US Fund to PIMCO RAE Global ex-US Fund.

[4]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental International Fund to PIMCO RAE International Fund.

[5]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental US Fund to PIMCO RAE US Fund.

[6]	Effective July 30, 2018 the Fund’s name was changed from PIMCO RAE Fundamental US Small Fund to PIMCO RAE US Small Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a

2	PIMCO EQUITY SERIES

barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series August 23, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual

4	PIMCO EQUITY SERIES

performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Class A	Class C	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	06/05/15	Non-diversified

*	On February 13, 2018, the Board approved a proposal to change the name of Class P for all Funds of the Trust that offer such class to I-2. The name change occurred on April 27, 2018.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

ANNUAL REPORT	JUNE 30, 2018	5

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018*
	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	7.50%	5.69%	3.52%	6.46%
PIMCO RAE Emerging Markets Fund I-2	7.26%	5.60%	3.48%	6.42%
PIMCO RAE Emerging Markets Fund Class A	7.08%	5.48%	3.42%	6.37%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	3.08%	4.68%	3.03%	6.04%
PIMCO RAE Emerging Markets Fund Class C	6.32%	4.98%	3.18%	6.16%
PIMCO RAE Emerging Markets Fund Class C (adjusted)	5.34%	4.98%	3.18%	6.16%
MSCI Emerging Markets Index±	8.20%	5.01%	2.26%	5.42%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for the Institutional Class shares, 1.06% for the I-2 shares, 1.31% for the Class A shares and 2.06% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX	Class C - PECFX

Geographic Breakdown as of 06/30/20181§

China	24.1%
South Korea	20.1%
Russia	10.2%
Taiwan	10.0%
Brazil	5.7%
Hong Kong	5.7%
South Africa	4.9%
India	4.6%
Thailand	2.8%
Turkey	2.4%
Malaysia	2.0%
Mexico	1.8%
Poland	1.8%
Greece	1.4%
Indonesia	1.0%
Other	1.2%

1  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the utilities sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	7

PIMCO RAE Global Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in three PIMCO Funds (the “Underlying Funds”) and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	9.05%	6.97%
PIMCO RAE Global Fund I-2	8.93%	6.84%
PIMCO RAE Global Fund Class A	8.64%	6.60%
PIMCO RAE Global Fund Class A (adjusted)	4.54%	5.27%
PIMCO RAE Global Fund Class C	7.83%	5.80%
PIMCO RAE Global Fund Class C (adjusted)	6.83%	5.80%
MSCI All Country World Index±	10.73%	7.56%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.20% for the Institutional Class shares, 1.30% for the I-2 shares, 1.55% for the Class A shares and 2.30% for the Class C shares. Details regarding any changes to he Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings as of 06/30/20181§

PIMCO RAE International Fund	44.2%
PIMCO RAE US Fund	44.0%
PIMCO RAE Emerging Markets Fund	11.7%

1  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index, and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the telecommunications services sector detracted from relative returns, as the sector underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	9

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in two PIMCO Funds (the “Underlying Funds”) and securities that are eligible investment for the Underlying Funds. Each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	6.01%	4.79%
PIMCO RAE Global ex-US Fund I-2	5.88%	4.66%
PIMCO RAE Global ex-US Fund Class A	5.69%	4.45%
PIMCO RAE Global ex-US Fund Class A (adjusted)	1.70%	3.16%
PIMCO RAE Global ex-US Fund Class C	4.83%	3.64%
PIMCO RAE Global ex-US Fund Class C (adjusted)	3.83%	3.64%
MSCI All Country World ex US Index±	7.28%	4.56%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 22 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.31% for the Institutional Class shares, 1.41% for the I-2 shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any changes to he Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings as of 06/30/20181§

PIMCO RAE International Fund	79.0%
PIMCO RAE Emerging Markets Fund	21.0%

1  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	11

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	5.88%	4.43%
PIMCO RAE International Fund I-2	5.84%	4.35%
PIMCO RAE International Fund Class A	5.53%	4.07%
PIMCO RAE International Fund Class A (adjusted)	1.56%	2.78%
PIMCO RAE International Fund Class C	4.76%	3.29%
PIMCO RAE International Fund Class C (adjusted)	3.76%	3.29%
MSCI EAFE Index±	6.84%	4.39%

All Fund returns are net of fees and expenses.

± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for the Institutional Class shares, 0.71% for the I-2 shares, 0.96% for the Class A shares and 1.71% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX	Class C - PPYCX

Geographic Breakdown as of 06/30/20181§

Japan	25.5%
United Kingdom	15.9%
France	10.1%
Germany	9.2%
Australia	6.6%
Canada	6.3%
Switzerland	5.3%
Spain	3.6%
Netherlands	3.4%
Italy	3.4%
Hong Kong	2.3%
Sweden	1.6%
Singapore	1.3%
Other	5.5%

1  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	13

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S.” companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018*
	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	13.22%	11.43%	10.02%	8.36%
PIMCO RAE US Fund I-2	13.10%	11.36%	9.99%	8.33%
PIMCO RAE US Fund Class A	12.73%	11.16%	9.88%	8.26%
PIMCO RAE US Fund Class A (adjusted)	8.49%	10.31%	9.47%	7.95%
PIMCO RAE US Fund Class C	11.98%	10.64%	9.63%	8.07%
PIMCO RAE US Fund Class C (adjusted)	10.98%	10.64%	9.63%	8.07%
S&P 500 Index±	14.37%	13.42%	10.17%	8.41% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.51% for the Institutional Class shares, 0.61% for the I-2 shares, 0.91% for the Class A shares and 1.66% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX	Class C - PKACX

Sector Breakdown as of 06/30/20181§

Financials	19.1%
Information Technology	16.9%
Consumer Discretionary	14.1%
Health Care	13.9%
Industrials	8.7%
Consumer Staples	7.5%
Energy	7.3%
Utilities	5.4%
Telecommunication Services	3.5%
Materials	2.4%
Other	0.7%

1  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the healthcare sector contributed to relative returns, as the sector underperformed the benchmark index, and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index, and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the telecommunications services sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	15

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018*
	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	16.37%	11.74%	11.35%	9.01%
PIMCO RAE US Small Fund I-2	16.27%	11.66%	11.31%	8.98%
PIMCO RAE US Small Fund Class A	15.83%	11.45%	11.21%	8.90%
PIMCO RAE US Small Fund Class A (adjusted)	11.49%	10.60%	10.78%	8.57%
PIMCO RAE US Small Fund Class C	15.03%	10.96%	10.96%	8.71%
PIMCO RAE US Small Fund Class C (adjusted)	14.03%	10.96%	10.96%	8.71%
Russell 2000 Index±	17.57%	12.46%	10.60%	8.78% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for the Institutional Class shares, 0.71% for the I-2 shares, 1.01% for the Class A shares and 1.76% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX	Class C - PMJCX

Sector Breakdown as of 06/30/20181§

Consumer Discretionary	20.4%
Financials	17.4%
Industrials	16.3%
Information Technology	11.4%
Real Estate	10.4%
Health Care	6.9%
Materials	4.6%
Consumer Staples	4.2%
Energy	3.9%
Utilities	3.2%
Telecommunication and Services	1.0%

1  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the healthcare sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index, and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the telecommunications services sector detracted from relative returns, as the sector underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2018	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$929.90	$3.64	$1,000.00	$1,021.03	$3.81	0.76%
I-2	1,000.00	929.50	4.11	1,000.00	1,020.53	4.31	0.86
Class A	1,000.00	927.90	5.31	1,000.00	1,019.29	5.56	1.11
Class C	1,000.00	925.00	8.88	1,000.00	1,015.57	9.30	1.86
PIMCO RAE Global Fund
Institutional Class	$1,000.00	$972.70	$0.10	$1,000.00	$1,024.70	$0.10	0.02%
I-2	1,000.00	971.80	0.59	1,000.00	1,024.20	0.60	0.12
Class A	1,000.00	970.70	1.81	1,000.00	1,022.96	1.86	0.37
Class C	1,000.00	966.80	5.46	1,000.00	1,019.24	5.61	1.12
PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$945.10	$0.00	$1,000.00	$1,024.79	$0.00	0.00%
I-2	1,000.00	945.00	0.48	1,000.00	1,024.30	0.50	0.10
Class A	1,000.00	944.00	1.69	1,000.00	1,023.06	1.76	0.35
Class C	1,000.00	939.70	5.29	1,000.00	1,019.34	5.51	1.10

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE International Fund
Institutional Class	$1,000.00	$951.50	$2.47	$1,000.00	$1,022.27	$2.56	0.51%
I-2	1,000.00	950.50	2.95	1,000.00	1,021.77	3.06	0.61
Class A	1,000.00	949.50	4.16	1,000.00	1,020.53	4.31	0.86
Class C	1,000.00	945.90	7.77	1,000.00	1,016.81	8.05	1.61
PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,011.60	$2.04	$1,000.00	$1,022.76	$2.06	0.41%
I-2	1,000.00	1,010.80	2.54	1,000.00	1,022.27	2.56	0.51
Class A	1,000.00	1,009.00	4.03	1,000.00	1,020.78	4.06	0.81
Class C	1,000.00	1,005.50	7.76	1,000.00	1,017.06	7.80	1.56
PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,061.10	$2.56	$1,000.00	$1,022.32	$2.51	0.50%
I-2	1,000.00	1,061.30	3.07	1,000.00	1,021.82	3.01	0.60
Class A	1,000.00	1,058.80	4.59	1,000.00	1,020.33	4.51	0.90
Class C	1,000.00	1,055.50	8.41	1,000.00	1,016.61	8.25	1.65

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2018	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class
06/30/2018	$10.83	$0.25	$0.59	$0.84	$(0.19)	$(0.74)	$0.00	$(0.93)
06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)
06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)
06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00
I-2
06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)
06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)
06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)
06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Class A
06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)
06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00
Class C
06/30/2018	10.66	0.09	0.61	0.70	(0.14)	(0.74)	0.00	(0.88)
06/30/2017	8.67	0.12	2.12	2.24	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.95	0.21	(1.36)	(1.15)	(0.13)	0.00	0.00	(0.13)
06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00

PIMCO RAE Global Fund
Institutional Class
06/30/2018	$10.78	$0.35	$0.64	$0.99	$(0.46)	$(0.27)	$0.00	$(0.73)
06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)
06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2
06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)
06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)
06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class A
06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)
06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)
06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class C
06/30/2018	10.59	0.22	0.63	0.85	(0.41)	(0.27)	0.00	(0.68)
06/30/2017	9.22	0.11	1.55	1.66	(0.20)	(0.09)	0.00	(0.29)
06/30/2016	9.84	0.00	(0.52)	(0.52)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)	(0.15)	(0.16)	0.00	0.00	0.00	0.00

PIMCO RAE Global ex-US Fund
Institutional Class
06/30/2018	$10.49	$0.38	$0.28	$0.66	$(0.42)	$0.00	$(0.05)	$(0.47)
06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2
06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)
06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class A
06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)
06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

20	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.74	7.50%	$1,848,953	0.76%		0.97%		0.76%		0.97%		2.13%		28%
10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43
8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30
9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28
10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43
8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30
9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28
10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43
8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30
9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

10.48	6.32	2,011	1.86		2.07		1.86		2.07		0.80		28
10.66	26.13	1,081	1.85		2.06		1.85		2.06		1.18		43
8.67	(11.33)	95	1.86		2.06		1.86		2.06		2.56		30
9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$11.04	9.05%	$359,953	0.02%		0.72%		0.02%		0.72%		3.07%		19%
10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20
9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13
9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19
10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20
9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13
9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19
10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20
9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13
9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

10.76	7.83	1,466	1.12		1.82		1.12		1.82		1.96		19
10.59	18.30	1,469	1.11		1.81		1.11		1.81		1.11		20
9.22	(5.29)	667	1.14		1.81		1.14		1.81		(0.04)		13
9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$10.68	6.01%	$75,994	0.00%		0.77%		0.00%		0.77%		3.36%		9%
10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8
8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8
9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9
10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8
8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8
9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9
10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8
8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8
9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

ANNUAL REPORT	JUNE 30, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Global ex-US Fund (Cont.)
Class C
06/30/2018	$10.34	$0.24	$0.29	$0.53	$(0.37)	$0.00	$(0.05)	$(0.42)
06/30/2017	8.61	0.10	1.83	1.93	(0.18)	0.00	(0.02)	(0.20)
06/30/2016	9.85	(0.06)	(1.11)	(1.17)	(0.07)	0.00	(0.00)	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)	(0.14)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE International Fund
Institutional Class
06/30/2018	$10.27	$0.33	$0.29	$0.62	$(0.28)	$(0.01)	$0.00	$(0.29)
06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
I-2
06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)
06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A
06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)
06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)
06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00
Class C
06/30/2018	10.07	0.20	0.30	0.50	(0.24)	(0.01)	0.00	(0.25)
06/30/2017	8.45	0.16	1.63	1.79	(0.17)	0.00	0.00	(0.17)
06/30/2016	9.83	0.28	(1.43)	(1.15)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE US Fund
Institutional Class
06/30/2018	$10.57	$0.23	$1.16	$1.39	$(0.22)	$(0.44)	$0.00	$(0.66)
06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
I-2
06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)
06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A
06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)
06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)
06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00
Class C
06/30/2018	10.34	0.10	1.13	1.23	(0.15)	(0.44)	0.00	(0.59)
06/30/2017	9.71	0.09	1.06	1.15	(0.20)	(0.32)	0.00	(0.52)
06/30/2016	9.85	0.11	0.06	0.17	(0.09)	(0.22)	0.00	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE US Small Fund
Institutional Class
06/30/2018	$11.10	$0.15	$1.63	$1.78	$(0.17)	$(0.38)	$0.00	$(0.55)
06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)
06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	4.83%	$1,623	1.10%		1.87%		1.10%		1.87%		2.12%		9%
10.34	22.68	1,009	1.10		1.86		1.10		1.86		0.99		8
8.61	(11.90)	354	1.10		1.86		1.10		1.86		(0.67)		8
9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$10.60	5.88%	$543,875	0.51%		0.62%		0.51%		0.62%		3.04%		47%
10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20
8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39
9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47
10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20
8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39
9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47
10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20
8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39
9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

10.32	4.76	877	1.61		1.72		1.61		1.72		1.88		47
10.07	21.44	507	1.60		1.71		1.60		1.71		1.69		20
8.45	(11.69)	300	1.60		1.71		1.60		1.71		3.28		39
9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

$11.30	13.22%	$771,581	0.41%		0.52%		0.41%		0.52%		2.06%		44%
10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31
9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42
9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44
10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31
9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42
9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44
10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31
9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42
9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

10.98	11.98	4,714	1.56		1.67		1.56		1.67		0.91		44
10.34	11.94	5,452	1.55		1.66		1.55		1.66		0.92		31
9.71	1.89	1,765	1.55		1.66		1.55		1.66		1.15		42
9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

$12.33	16.37%	$128,985	0.50%		0.62%		0.50%		0.62%		1.30%		30%
11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45
9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85
9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

ANNUAL REPORT	JUNE 30, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
I-2
06/30/2018	$11.07	$0.14	$1.62	$1.76	$(0.16)	$(0.38)	$0.00	$(0.54)
06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A
06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)
06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class C
06/30/2018	10.87	0.02	1.58	1.60	(0.11)	(0.38)	0.00	(0.49)
06/30/2017	9.19	0.01	1.77	1.78	(0.10)	0.00	0.00	(0.10)
06/30/2016	9.91	0.01	(0.58)	(0.57)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	(0.09)	(0.09)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.29	16.27%	$4,366	0.60%		0.72%		0.60%		0.72%		1.19%		30%
11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45
9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85
9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30
11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45
9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85
9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

11.98	15.03	768	1.65		1.77		1.65		1.77		0.16		30
10.87	19.37	558	1.65		1.76		1.65		1.76		0.08		45
9.19	(5.69)	247	1.65		1.76		1.65		1.76		0.08		85
9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

ANNUAL REPORT	JUNE 30, 2018	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:
Investments, at value
Investments in securities*	$1,864,438	$173	$0	$545,556	$791,050	$138,802
Investments in Affiliates	0	366,045	79,969	0	0	0
Cash	0	1	79	0	0	1
Foreign currency, at value	3,160	0	0	2,254	0	0
Receivable for investments sold	1,417	0	0	13,931	0	1
Receivable for Fund shares sold	7	0	0	1,708	391	0
Interest and/or dividends receivable	8,369	0	0	2,125	929	251
Reimbursement receivable from PIMCO	357	224	54	59	81	14
Other assets	3	0	0	13	0	0
Total Assets	1,877,751	366,443	80,102	565,646	792,451	139,069

Liabilities:
Payable for investments purchased	$3	$0	$0	$4	$0	$0
Payable for Fund shares redeemed	0	2	0	16	1,561	0
Overdraft due to custodian	395	0	0	13,566	0	0
Accrued investment advisory fees	815	127	28	152	175	42
Accrued supervisory and administrative fees	735	95	24	153	177	31
Accrued distribution fees	1	1	1	1	3	1
Accrued servicing fees	2	1	1	1	2	1
Total Liabilities	1,951	226	54	13,893	1,918	75

Net Assets	$1,875,800	$366,217	$80,048	$551,753	$790,533	$138,994

Net Assets Consist of:
Paid in capital	$1,517,057	$302,161	$73,982	$483,462	$601,810	$106,611
Undistributed (overdistributed) net investment income	7,303	(6)	(3)	9,392	6,001	152
Accumulated undistributed net realized gain (loss)	102,661	7,812	(238)	(434)	8,163	3,939
Net unrealized appreciation (depreciation)	248,779	56,250	6,307	59,333	174,559	28,292

Net Assets	$1,875,800	$366,217	$80,048	$551,753	$790,533	$138,994

Cost of investments in securities	$1,615,622	$173	$0	$486,210	$616,491	$110,510
Cost of investments in Affiliates	$0	$309,795	$73,662	$0	$0	$0
Cost of foreign currency held	$3,167	$0	$0	$2,253	$0	$0

* Includes repurchase agreements of:	$4,731	$173	$0	$0	$4,267	$541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:
Institutional Class	$1,848,953	$359,953	$75,994	$543,875	$771,581	$128,985
I-2	17,486	3,293	900	1,994	7,265	4,366
Class A	7,350	1,505	1,531	5,007	6,973	4,875
Class C	2,011	1,466	1,623	877	4,714	768

Shares Issued and Outstanding:
Institutional Class	172,182	32,603	7,114	51,299	68,287	10,462
I-2	1,637	299	85	189	645	355
Class A	688	137	144	475	623	398
Class C	192	136	155	85	429	64

Net Asset Value Per Share Outstanding:
Institutional Class	$10.74	$11.04	$10.68	$10.60	$11.30	$12.33
I-2	10.68	11.01	10.65	10.57	11.26	12.29
Class A	10.68	10.95	10.61	10.53	11.19	12.24
Class C	10.48	10.76	10.45	10.32	10.98	11.98

ANNUAL REPORT	JUNE 30, 2018	27

Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:
Interest	$49	$2	$1	$9	$25	$4
Dividends, net of foreign taxes*	54,828	0	0	18,823	16,592	2,079
Dividends from Investments in Affiliates	0	12,901	2,872	0	0	0
Total Income	54,877	12,903	2,873	18,832	16,617	2,083

Expenses:
Investment advisory fees	9,501	1,675	343	1,595	1,685	406
Supervisory and administrative fees	8,576	1,262	304	1,603	1,711	305
Distribution fees - Class C	16	12	12	7	38	5
Servicing fees - Class A	13	3	3	6	19	17
Servicing fees - Class C	6	4	4	2	13	2
Trustee fees	126	30	6	36	46	8
Interest expense	11	5	0	13	6	0
Miscellaneous expense	103	31	14	36	43	15
Total Expenses	18,352	3,022	686	3,298	3,561	758
Waiver and/or Reimbursement by PIMCO	(3,936)	(2,936)	(659)	(577)	(730)	(134)
Net Expenses	14,416	86	27	2,721	2,831	624

Net Investment Income (Loss)	40,461	12,817	2,846	16,111	13,786	1,459

Net Realized Gain (Loss):
Investments in securities	157,809	0	0	11,931	16,790	7,106
Investments in Affiliates	0	11,117	487	0	0	0
Net capital gain distributions received from Affiliate investments	0	6,166	240	0	0	0
Over the counter financial derivative instruments	311	0	0	(21)	0	0
Foreign currency	(1,118)	0	0	(185)	0	0

Net Realized Gain (Loss)	157,002	17,283	727	11,725	16,790	7,106

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(85,660)	0	0	(8,845)	47,903	9,575
Investments in Affiliates	0	7,299	1,530	0	0	0
Over the counter financial derivative instruments	2	0	0	0	0	0
Foreign currency assets and liabilities	45	0	0	(31)	0	0

Net Change in Unrealized Appreciation (Depreciation)	(85,613)	7,299	1,530	(8,876)	47,903	9,575

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,850	$37,399	$5,103	$18,960	$78,479	$18,140

* Foreign tax withholdings - Dividends	$7,538	$0	$0	$1,842	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2018	29

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$40,461	$29,711	$12,817	$9,024	$2,846	$1,572
Net realized gain (loss)	157,002	96,595	17,283	6,425	727	(306)
Net change in unrealized appreciation (depreciation)	(85,613)	239,626	7,299	51,717	1,530	13,744

Net Increase (Decrease) in Net Assets Resulting from Operations	111,850	365,932	37,399	67,166	5,103	15,010

Distributions to Shareholders:
From net investment income
Institutional Class	(31,636)	(40,860)	(16,750)	(9,363)	(3,011)	(1,557)
I-2	(260)	(92)	(148)	(4)	(16)	(1)
Class A	(75)	(40)	(41)	(12)	(29)	(4)
Class C	(29)	(9)	(61)	(21)	(47)	(10)
From net realized capital gains
Institutional Class	(112,594)	0	(9,742)	(3,530)	0	0
I-2	(999)	0	(87)	(1)	0	0
Class A	(286)	0	(26)	(5)	0	0
Class C	(137)	0	(40)	(10)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	(381)	(126)
I-2	0	0	0	0	(3)	0
Class A	0	0	0	0	(6)	0
Class C	0	0	0	0	(7)	(2)

Total Distributions(a)	(146,016)	(41,001)	(26,895)	(12,946)	(3,500)	(1,700)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	381,301	(177,538)	(59,036)	77,245	(2,240)	4,194

Total Increase (Decrease) in Net Assets	347,135	147,393	(48,532)	131,465	(637)	17,504

Net Assets:
Beginning of year	1,528,665	1,381,272	414,749	283,284	80,685	63,181
End of year*	$1,875,800	$1,528,665	$366,217	$414,749	$80,048	$80,685

* Including undistributed (overdistributed) net investment income of:	$7,303	$146	$(6)	$(6)	$(3)	$(3)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

$16,111	$9,950	$13,786	$12,040	$1,459	$1,101
11,725	4,152	16,790	26,145	7,106	8,359
(8,876)	56,171	47,903	33,222	9,575	8,156

18,960	70,273	78,479	71,407	18,140	17,616

(12,799)	(7,439)	(12,630)	(12,165)	(1,435)	(1,184)
(122)	(152)	(156)	(138)	(60)	(22)
(61)	(1)	(143)	(103)	(99)	(39)
(20)	(9)	(71)	(94)	(6)	(4)

(302)	0	(24,086)	(16,709)	(3,201)	0
(3)	0	(312)	(167)	(137)	0
(1)	0	(304)	(137)	(272)	0
(1)	0	(196)	(133)	(23)	0

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(13,309)	(7,601)	(37,898)	(29,646)	(5,233)	(1,249)

64,515	170,346	108,521	79,713	19,537	5,555

70,166	233,018	149,102	121,474	32,444	21,922

481,587	248,569	641,431	519,957	106,550	84,628
$551,753	$481,587	$790,533	$641,431	$138,994	$106,550

$9,392	$6,420	$6,001	$5,215	$152	$292

ANNUAL REPORT	JUNE 30, 2018	31

Schedule of Investments PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 97.8%

AUSTRALIA 0.0%

MATERIALS 0.0%
MMG Ltd. (a)	372,000	$259

Total Australia		259

BRAZIL 4.7%

CONSUMER DISCRETIONARY 0.2%
Grendene S.A.	268,500	549
Guararapes Confeccoes S.A.	4,600	112
MRV Engenharia e Participacoes S.A.	163,500	508
Via Varejo S.A.	500,900	2,405

		3,574

CONSUMER STAPLES 0.6%
Ambev S.A. ADR	113,057	523
BRF S.A. (a)	119,100	553
JBS S.A.	2,317,600	5,561
Marfrig Global Foods S.A. (a)	1,130,600	2,375
Natura Cosmeticos S.A.	220,900	1,725

		10,737

ENERGY 0.5%
Petroleo Brasileiro S.A. SP - ADR	994,594	9,976

FINANCIALS 1.4%
Banco Bradesco S.A. ADR	854,503	5,862
Banco BTG Pactual S.A.	250,986	1,198
Banco do Brasil S.A.	1,234,300	9,124
Banco Santander Brasil S.A.	46,300	350
Itau Unibanco Holding S.A. SP - ADR ‘H’	783,433	8,132
Porto Seguro S.A.	51,100	536
PPLA Participations Ltd. (a)	10,876	3
Sul America S.A.	137,146	647

		25,852

INDUSTRIALS 0.1%
Embraer S.A. SP - ADR	56,541	1,408

MATERIALS 1.4%
Cia Siderurgica Nacional S.A. SP - ADR (a)	766,997	1,549
Duratex S.A.	57,100	128
Fibria Celulose S.A. - ADR	174,999	3,253
Gerdau S.A. SP - ADR	207,158	734
Nexa Resources S.A.	35,986	424
Vale S.A.	1,539,539	19,698

		25,786

TELECOMMUNICATION SERVICES 0.1%
Telefonica Brasil S.A. ADR	54,800	651
TIM Participacoes S.A. ADR	104,692	1,765

		2,416

UTILITIES 0.4%
AES Tiete Energia S.A.	420,500	1,047
Cia de Saneamento de Minas Gerais-COPASA	38,500	407

	SHARES	MARKET VALUE (000S)
Cia Energetica de Minas Gerais SP - ADR	2,705,861	$4,979
Engie Brasil Energia S.A.	38,100	337
Light S.A.	177,300	515
Transmissora Alianca de Energia Eletrica S.A.	98,900	477

		7,762

Total Brazil		87,511

CHILE 0.8%

CONSUMER DISCRETIONARY 0.0%
Ripley Corp. S.A.	809,914	769

CONSUMER STAPLES 0.1%
Cencosud S.A.	894,108	2,210
Cia Cervecerias Unidas S.A. SP - ADR	6,271	156

		2,366

ENERGY 0.1%
Empresas COPEC S.A.	76,721	1,174

FINANCIALS 0.2%
Banco de Chile	4,449,781	688
Banco Santander Chile ADR	45,042	1,416
Sociedad Matriz del Banco de Chile S.A. ‘B’	2,068,377	994

		3,098

MATERIALS 0.3%
Antofagasta PLC	128,198	1,666
CAP S.A.	209,588	2,084
Empresas CMPC S.A.	555,234	2,022

		5,772

UTILITIES 0.1%
AES Gener S.A.	763,651	189
Enel Americas S.A. ADR	71,872	633
Enel Chile S.A.	11,003,083	1,086

		1,908

Total Chile		15,087

CHINA 24.0%

CONSUMER DISCRETIONARY 0.2%
BAIC Motor Corp. Ltd.	200,000	190
Dongfeng Motor Group Co. Ltd. ‘H’	1,402,000	1,478
GOME Retail Holdings Ltd.	14,250,000	1,451
Great Wall Motor Co. Ltd. ‘H’	564,500	429
Shanghai Jin Jiang International Hotels Group Co. Ltd.	920,000	372

		3,920

CONSUMER STAPLES 0.3%
Hengan International Group Co. Ltd.	84,500	810
Tingyi Cayman Islands Holding Corp.	1,510,000	3,503
Uni-President China Holdings Ltd.	244,000	313

	SHARES	MARKET VALUE (000S)
Want Want China Holdings Ltd.	1,918,000	$1,706

		6,332

ENERGY 3.6%
China Coal Energy Co. Ltd. ‘H’	455,000	188
China Oilfield Services Ltd. ‘H’	320,000	301
China Petroleum & Chemical Corp. ‘H’	20,236,400	18,114
China Shenhua Energy Co. Ltd. ‘H’	3,987,500	9,431
CNOOC Ltd.	17,026,000	29,175
PetroChina Co. Ltd. ‘H’	12,134,000	9,244
Yanzhou Coal Mining Co. Ltd. ‘H’	470,000	612

		67,065

FINANCIALS 12.6%
Agricultural Bank of China Ltd. ‘H’	37,430,000	17,470
Bank of China Ltd. ‘H’	83,668,000	41,493
Bank of Chongqing Co. Ltd. ‘H’	1,019,000	646
Bank of Communications Co. Ltd. ‘H’	11,039,000	8,449
China Cinda Asset Management Co. Ltd. ‘H’	3,956,000	1,267
China CITIC Bank Corp. Ltd. ‘H’	11,149,000	6,963
China Construction Bank Corp. ‘H’	82,708,000	75,681
China Everbright Bank Co. Ltd. ‘H’	4,132,000	1,773
China Huarong Asset Management Co. Ltd. ‘H’	7,377,000	2,126
China Life Insurance Co. Ltd. ‘H’	914,000	2,345
China Merchants Bank Co. Ltd. ‘H’	1,626,000	5,981
China Minsheng Banking Corp. Ltd. ‘H’	6,838,920	4,887
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	4,988,000	2,961
CSC Financial Co. Ltd. ‘H’	1,003,000	712
Industrial & Commercial Bank of China Ltd. ‘H’	56,615,000	42,226
People’s Insurance Co. Group of China Ltd. ‘H’	9,291,000	4,349
PICC Property & Casualty Co. Ltd. ‘H’	1,092,000	1,174
Ping An Insurance Group Co. of China Ltd. ‘H’	926,500	8,484
Postal Savings Bank of China Co. Ltd. ‘H’	10,829,000	7,030

		236,017

HEALTH CARE 0.2%
China Resources Pharmaceutical Group Ltd.	2,487,000	3,439
Sihuan Pharmaceutical Holdings Group Ltd.	1,163,000	258
Sinopharm Group Co. Ltd.	95,200	383

		4,080

INDUSTRIALS 1.0%
Air China Ltd. ‘H’	1,208,000	1,161
China Communications Construction Co. Ltd. ‘H’	1,012,000	975
China Eastern Airlines Corp. Ltd. ‘H’	1,020,000	688

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
China Lesso Group Holdings Ltd.	746,000	$472
China Machinery Engineering Corp.	349,000	167
China Railway Construction Corp. Ltd. ‘H’	629,500	637
China Railway Group Ltd. ‘H’	582,000	439
China Southern Airlines Co. Ltd. ‘H’	2,552,000	2,000
COSCO SHIPPING Energy Transportation Co. Ltd.	384,000	185
Country Garden Services Holdings Co. Ltd. (a)	92,298	118
Dongfang Electric Corp. Ltd.‘H’	170,800	112
Fosun International Ltd.	256,500	480
Harbin Electric Co. Ltd. ‘H’	2,586,000	756
Jiangsu Expressway Co. Ltd. ‘H’	280,000	333
Shenzhen Expressway Co. Ltd. ‘H’	196,000	192
Sinopec Engineering Group Co. Ltd. ‘H’	1,619,000	1,689
Sinotrans Ltd. ‘H’	1,977,000	1,040
Sinotruk Hong Kong Ltd.	1,438,000	2,357
Weichai Power Co. Ltd. ‘H’	905,000	1,243
Yangzijiang Shipbuilding Holdings Ltd.	2,284,900	1,512
Zhejiang Expressway Co. Ltd. ‘H’	1,420,000	1,265
Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	2,296,200	977

		18,798

INFORMATION TECHNOLOGY 0.8%
AVIC International Holdings Ltd.	348,000	198
Changyou.com Ltd. ADR	43,649	727
Fang Holdings Ltd. ADR (a)	75,070	291
FIH Mobile Ltd.	1,748,000	271
Legend Holdings Corp. ‘H’	1,000,700	3,043
Lenovo Group Ltd.	13,896,000	7,480
Sohu.com Ltd. ADR (a)	48,954	1,738
ZTE Corp. ‘H’ (a)	66,200	100

		13,848

MATERIALS 1.5%
Anhui Conch Cement Co. Ltd. ‘H’	343,500	1,959
China BlueChemical Ltd. ‘H’	5,404,000	1,984
China Hongqiao Group Ltd.	369,000	347
China National Building Material Co. Ltd. ‘H’	21,169,400	20,836
China Zhongwang Holdings Ltd.	3,711,200	1,960
Jiangxi Copper Co. Ltd. ‘H’	434,000	551
Maanshan Iron & Steel Co. Ltd. ‘H’ (a)	458,000	203

		27,840

REAL ESTATE 2.4%
Agile Group Holdings Ltd.	4,130,000	7,027
Beijing Capital Land Ltd. ‘H’	1,604,000	689
Central China Real Estate Ltd.	1,968,000	917
China Aoyuan Property Group Ltd.	1,104,000	804
China Evergrande Group	485,000	1,231
China SCE Property Holdings Ltd.	427,000	202
China Vanke Co. Ltd. ‘H’	147,300	514

	SHARES	MARKET VALUE (000S)
CIFI Holdings Group Co. Ltd.	638,000	$404
Country Garden Holdings Co. Ltd.	803,000	1,408
Fantasia Holdings Group Co. Ltd.	4,131,000	686
Future Land Development Holdings Ltd.	2,361,138	2,127
Greentown China Holdings Ltd.	2,102,500	2,809
Guangzhou R&F Properties Co. Ltd. ‘H’	2,320,600	4,657
Kaisa Group Holdings Ltd.	4,025,000	1,712
KWG Property Holding Ltd.	2,722,000	3,400
Logan Property Holdings Co. Ltd.	438,000	590
Longfor Properties Co. Ltd.	585,000	1,573
Powerlong Real Estate Holdings Ltd.	3,071,000	1,653
Red Star Macalline Group Corp. Ltd. ‘H’	512,000	690
Shui On Land Ltd.	9,791,000	2,476
Sino-Ocean Group Holding Ltd.	6,162,000	3,566
SOHO China Ltd.	7,199,500	3,415
Times China Holdings Ltd.	515,000	764
Yuzhou Properties Co. Ltd.	2,943,000	1,729

		45,043

TELECOMMUNICATION SERVICES 0.6%
China Communications Services Corp. Ltd. ‘H’	3,634,000	2,297
China Telecom Corp. Ltd. ‘H’	20,598,000	9,665

		11,962

UTILITIES 0.8%
Beijing Jingneng Clean Energy Co. Ltd. ‘H’	2,012,000	466
China Datang Corp. Renewable Power Co. Ltd.	987,000	168
China Longyuan Power Group Corp. Ltd. ‘H’	1,910,000	1,534
Datang International Power Generation Co. Ltd. ‘H’ (a)	8,244,000	2,515
ENN Energy Holdings Ltd.	20,000	196
Huadian Fuxin Energy Corp. Ltd. ‘H’	6,028,000	1,410
Huadian Power International Corp. Ltd. ‘H’	6,708,000	2,647
Huaneng Power International, Inc. ‘H’	9,332,000	6,167

		15,103

Total China		450,008

GREECE 1.4%

CONSUMER DISCRETIONARY 0.1%
FF Group «(a)	51,384	288
OPAP S.A.	181,918	2,051

		2,339

ENERGY 0.1%
Hellenic Petroleum S.A.	49,185	410
Motor Oil Hellas Corinth Refineries S.A.	21,952	441

		851

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%
Alpha Bank AE (a)	3,797,284	$8,462
Eurobank Ergasias S.A. (a)	706,769	735
National Bank of Greece S.A. (a)	22,990,297	7,016
Piraeus Bank S.A. (a)	1,275,299	4,315

		20,528

TELECOMMUNICATION SERVICES 0.1%
Hellenic Telecommunications Organization S.A.	219,323	2,706

UTILITIES 0.0%
Public Power Corp. S.A. (a)	220,031	474

Total Greece		26,898

HONG KONG 5.6%

CONSUMER DISCRETIONARY 0.1%
China Travel International Investment Hong Kong Ltd.	3,476,000	1,352
Dah Chong Hong Holdings Ltd.	1,417,000	704

		2,056

CONSUMER STAPLES 0.6%
China Agri-Industries Holdings Ltd.	2,944,000	1,123
China Resources Beer Holdings Co. Ltd.	2,244,000	10,866

		11,989

ENERGY 0.2%
Kunlun Energy Co. Ltd.	3,854,000	3,366

FINANCIALS 0.6%
BOC Hong Kong Holdings Ltd.	1,163,000	5,466
China Everbright Ltd.	278,000	509
China Taiping Insurance Holdings Co. Ltd.	1,801,800	5,602
Far East Horizon Ltd.	359,000	347

		11,924

INDUSTRIALS 0.7%
China Merchants Port Holdings Co. Ltd.	276,000	559
CITIC Ltd.	5,593,000	7,868
COSCO SHIPPING Ports Ltd.	2,212,000	1,840
Shanghai Industrial Holdings Ltd.	1,000,000	2,323
Shenzhen International Holdings Ltd.	283,000	584
Tianjin Port Development Holdings Ltd.	2,540,000	307

		13,481

MATERIALS 0.3%
China Resources Cement Holdings Ltd.	3,194,000	3,214
Shougang Fushan Resources Group Ltd.	7,462,000	1,771

		4,985

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	33

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.0%
China Jinmao Holdings Group Ltd.	7,058,000	$3,531
China Overseas Grand Oceans Group Ltd.	2,582,000	947
China Overseas Land & Investment Ltd.	810,000	2,658
China Resources Land Ltd.	894,000	3,003
Joy City Property Ltd.	832,000	104
Poly Property Group Co. Ltd.	7,036,000	2,895
Shenzhen Investment Ltd.	4,960,000	1,802
Yuexiu Property Co. Ltd.	19,676,000	3,747

		18,687

TELECOMMUNICATION SERVICES 1.5%
China Mobile Ltd.	2,291,500	20,333
China Unicom Hong Kong Ltd.	6,918,000	8,623

		28,956

UTILITIES 0.6%
Beijing Enterprises Holdings Ltd.	32,000	155
China Power International Development Ltd.	16,112,000	3,711
China Resources Power Holdings Co. Ltd.	3,670,000	6,450

		10,316

Total Hong Kong		105,760

INDIA 4.5%

CONSUMER DISCRETIONARY 0.2%
Tata Motors Ltd.	821,618	3,225

ENERGY 0.6%
Coal India Ltd.	827,741	3,191
Oil & Natural Gas Corp. Ltd.	1,284,319	2,962
Oil India Ltd.	256,311	788
Reliance Industries Ltd.	320,609	4,559

		11,500

FINANCIALS 1.5%
Aditya Birla Capital Ltd. (a)	94,818	184
Allahabad Bank	1,720,447	1,051
Andhra Bank (a)	3,513,434	1,667
Bank of Baroda	842,443	1,389
Bank of India (a)	842,441	1,077
Canara Bank	576,761	2,120
ICICI Bank Ltd.	817,500	3,280
IDBI Bank Ltd. (a)	514,150	413
IDFC Ltd.	257,000	174
Indian Bank (a)	90,650	454
Oriental Bank of Commerce (a)	1,708,729	1,891
Power Finance Corp. Ltd.	1,455,292	1,646
Punjab National Bank (a)	1,201,791	1,340
Rural Electrification Corp. Ltd.	1,796,040	2,771
State Bank of India	1,328,096	5,032
Syndicate Bank	990,920	597
Union Bank of India	1,814,689	2,179

		27,265

INDUSTRIALS 0.4%
Adani Enterprises Ltd.	930,400	1,532

	SHARES	MARKET VALUE (000S)
Bharat Heavy Electricals Ltd.	880,956	$924
GMR Infrastructure Ltd. (a)	1,163,229	262
Jaiprakash Associates Ltd. (a)	19,703,351	4,602

		7,320

INFORMATION TECHNOLOGY 0.0%
Infosys Ltd. SP - ADR	11,985	233
Mphasis Ltd.	24,090	380
Tech Mahindra Ltd.	19,302	184

		797

MATERIALS 1.3%
Hindalco Industries Ltd.	1,114,483	3,748
Jindal Steel & Power Ltd. (a)	1,856,413	6,041
National Aluminium Co. Ltd.	805,510	761
NMDC Ltd.	155,459	245
Steel Authority of India Ltd. (a)	1,003,129	1,214
Tata Chemicals Ltd.	113,762	1,156
Tata Steel Ltd.	887,415	7,346
Vedanta Ltd.	468,904	1,618
Vedanta Resources PLC	203,924	1,730

		23,859

REAL ESTATE 0.0%
DLF Ltd.	104,717	289

TELECOMMUNICATION SERVICES 0.2%
Bharti Airtel Ltd.	74,994	418
Idea Cellular Ltd. (a)	125,689	108
Reliance Communications Ltd. (a)	17,420,307	3,468

		3,994

UTILITIES 0.3%
Adani Green Energy Ltd. (a)	708,034	280
Adani Power Ltd. (a)	1,185,770	279
CESC Ltd.	15,099	202
Jaiprakash Power Ventures Ltd. (a)	3,337,994	141
JSW Energy Ltd.	785,430	748
NHPC Ltd.	3,047,482	1,046
NTPC Ltd.	317,117	738
Reliance Infrastructure Ltd.	241,332	1,380
Reliance Power Ltd. (a)	699,040	326
Tata Power Co. Ltd.	1,352,354	1,455

		6,595

Total India		84,844

INDONESIA 1.0%

CONSUMER DISCRETIONARY 0.0%
Astra International Tbk PT	1,407,800	648

CONSUMER STAPLES 0.1%
Indofood Sukses Makmur Tbk PT	2,296,700	1,066

ENERGY 0.2%
Adaro Energy Tbk PT	8,115,900	1,013
Bukit Asam Tbk PT	3,048,190	842
Indo Tambangraya Megah Tbk PT	1,340,300	2,090

	SHARES	MARKET VALUE (000S)
United Tractors Tbk PT	491,700	$1,083

		5,028

FINANCIALS 0.3%
Bank CIMB Niaga Tbk PT	1,542,000	102
Bank Danamon Indonesia Tbk PT	1,293,600	576
Bank Mandiri Persero Tbk PT	3,540,000	1,694
Bank Negara Indonesia Persero Tbk PT	2,575,900	1,266
Bank Rakyat Indonesia Persero Tbk PT	8,621,900	1,705
Bank Tabungan Negara Persero Tbk PT	788,500	134

		5,477

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT «(a)	707,200	0

MATERIALS 0.2%
Indah Kiat Pulp & Paper Corp. Tbk PT	3,166,300	4,106
Indocement Tunggal Prakarsa Tbk PT	607,700	578
Semen Indonesia Persero Tbk PT	965,100	479

		5,163

TELECOMMUNICATION SERVICES 0.1%
Telekomunikasi Indonesia Persero Tbk PT	3,089,600	809
XL Axiata Tbk PT	841,500	148

		957

UTILITIES 0.1%
Perusahaan Gas Negara Persero Tbk	7,089,500	984

Total Indonesia		19,323

MALAYSIA 2.0%

CONSUMER DISCRETIONARY 0.2%
Astro Malaysia Holdings Bhd.	834,600	328
DRB-Hicom Bhd.	3,701,000	1,793
Genting Bhd.	1,020,000	2,122
UMW Holdings Bhd.	284,500	421

		4,664

CONSUMER STAPLES 0.2%
British American Tobacco Malaysia Bhd.	185,400	1,596
Felda Global Ventures Holdings Bhd.	2,878,700	1,076
Sime Darby Plantation Bhd.	283,900	373

		3,045

ENERGY 0.1%
Sapura Energy Bhd. (a)	12,564,400	1,986

FINANCIALS 0.9%
Alliance Bank Malaysia Bhd.	419,400	420
AMMB Holdings Bhd.	1,857,800	1,723
CIMB Group Holdings Bhd.	2,617,400	3,529
Hong Leong Bank Bhd.	44,700	201

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Malayan Banking Bhd.	2,967,900	$6,610
Public Bank Bhd.	370,800	2,145
RHB Bank Bhd.	1,056,900	1,426

		16,054

INDUSTRIALS 0.2%
AirAsia Group Bhd.	1,853,200	1,373
Berjaya Corp. Bhd. (a)	4,595,200	340
IJM Corp. Bhd.	291,200	129
MISC Bhd.	195,200	286
Sime Darby Bhd.	1,407,200	853

		2,981

MATERIALS 0.0%
Petronas Chemicals Group Bhd.	175,900	367

REAL ESTATE 0.0%
Sime Darby Property Bhd.	283,900	84
Sunway Bhd.	1,986,533	762

		846

TELECOMMUNICATION SERVICES 0.1%
Axiata Group Bhd.	1,330,900	1,253
Maxis Bhd.	233,500	316
Telekom Malaysia Bhd.	964,400	742

		2,311

UTILITIES 0.3%
Malakoff Corp. Bhd.	2,414,400	493
Tenaga Nasional Bhd.	782,700	2,838
YTL Corp. Bhd.	3,922,202	1,097
YTL Power International Bhd.	1,933,914	492

		4,920

Total Malaysia		37,174

MALTA 0.0%

FINANCIALS 0.0%
Brait SE	65,820	204

Total Malta		204

MEXICO 1.8%

CONSUMER DISCRETIONARY 0.0%
Megacable Holdings S.A.B. de C.V.	44,200	182

CONSUMER STAPLES 0.3%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	9,294	524
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	21,265	1,867
Grupo Bimbo S.A.B. de C.V. ‘A’	465,300	907
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	187,900	318
Wal-Mart de Mexico S.A.B. de C.V.	720,300	1,901

		5,517

FINANCIALS 0.3%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR	103,046	689

	SHARES	MARKET VALUE (000S)
Gentera S.A.B. de C.V.	1,360,400	$1,199
Grupo Elektra S.A.B. de C.V.	28,835	786
Grupo Financiero Banorte S.A.B. de C.V. ‘O’	299,600	1,762
Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	246,600	346

		4,782

INDUSTRIALS 0.3%
Alfa S.A.B. de C.V. ‘A’	4,124,100	4,789

MATERIALS 0.4%
Cemex S.A.B. de C.V. SP - ADR (a)	836,868	5,490
Grupo Mexico S.A.B. de C.V. ‘B’	949,200	2,690

		8,180

TELECOMMUNICATION SERVICES 0.5%
America Movil S.A.B. de C.V. SP - ADR ‘L’	623,082	10,380

Total Mexico		33,830

PHILIPPINES 0.4%

FINANCIALS 0.0%
Metropolitan Bank & Trust Co.	139,455	192

INDUSTRIALS 0.1%
Alliance Global Group, Inc. (a)	5,393,000	1,174
DMCI Holdings, Inc.	1,751,800	345
San Miguel Corp.	232,470	600

		2,119

TELECOMMUNICATION SERVICES 0.3%
Globe Telecom, Inc.	22,680	654
PLDT, Inc.	152,460	3,650

		4,304

UTILITIES 0.0%
Manila Electric Co.	73,220	488

Total Philippines		7,103

POLAND 1.8%

ENERGY 0.2%
Grupa Lotos S.A.	62,046	940
Polski Koncern Naftowy ORLEN S.A.	39,506	885
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,331,590	2,027

		3,852

FINANCIALS 0.8%
Bank Handlowy w Warszawie S.A.	33,170	626
Bank Millennium S.A. (a)	78,236	167
Bank Polska Kasa Opieki S.A.	160,400	4,828
Getin Noble Bank S.A. (a)	1,505,212	401
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	380,280	3,736
Powszechny Zaklad Ubezpieczen S.A.	407,960	4,230

		13,988

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	96,012	$1,023

MATERIALS 0.2%
Grupa Azoty S.A.	9,319	107
Jastrzebska Spolka Weglowa S.A.	13,511	275
KGHM Polska Miedz S.A.	160,001	3,751

		4,133

TELECOMMUNICATION SERVICES 0.1%
Orange Polska S.A.	1,768,809	2,184
PLAY Communications S.A.	80,338	547

		2,731

UTILITIES 0.4%
Enea S.A.	437,735	1,065
Energa S.A.	820,088	1,951
PGE Polska Grupa Energetyczna S.A. (a)	1,093,029	2,716
Tauron Polska Energia S.A.	2,870,499	1,751

		7,483

Total Poland		33,210

RUSSIA 9.8%

CONSUMER DISCRETIONARY 0.0%
M.Video PJSC	27,340	176

CONSUMER STAPLES 0.1%
Magnit PJSC	10,897	802
X5 Retail Group NV GDR	64,859	1,713

		2,515

ENERGY 6.7%
Gazprom Neft PJSC SP - ADR	55,312	1,411
Gazprom PJSC SP - ADR	14,302,820	62,846
Lukoil PJSC SP - ADR	498,842	33,994
Rosneft Oil, Co. PJSC GDR	1,259,573	7,807
Surgutneftegas OJSC SP - ADR	3,422,512	15,191
Tatneft PJSC SP - ADR	57,394	3,615
TMK PJSC	366,980	446

		125,310

FINANCIALS 0.5%
Sberbank of Russia PJSC SP - ADR	519,933	7,437
VTB Bank PJSC GDR	609,706	929

		8,366

INDUSTRIALS 0.1%
Aeroflot PJSC	696,760	1,553
Globaltrans Investment PLC GDR	75,640	772

		2,325

INFORMATION TECHNOLOGY 0.0%
Mail.Ru Group Ltd. SP - GDR (a)	27,199	789

MATERIALS 1.0%
Alrosa PJSC	132,700	211
Evraz PLC	411,100	2,744

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	35

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Mechel PJSC SP - ADR	673,901	$2,109
MMC Norilsk Nickel PJSC ADR	511,384	9,146
Novolipetsk Steel PJSC GDR	21,709	530
PhosAgro PJSC GDR	43,490	559
Polyus PJSC GDR	11,785	387
Severstal PJSC GDR	195,721	2,851

		18,537

TELECOMMUNICATION SERVICES 1.0%
MegaFon PJSC SP - GDR	541,342	4,782
Mobile TeleSystems PJSC	2,167,470	9,594
Rostelecom PJSC	2,369,570	2,770
Sistema PJSC FC SP - GDR	897,398	2,448

		19,594

UTILITIES 0.4%
Federal Grid Co. Unified Energy System PJSC	385,860,000	1,150
Inter RAO UES PJSC	9,678,000	630
Mosenergo PJSC	11,879,000	443
Rosseti PJSC	203,062,012	2,558
RusHydro PJSC	118,522,000	1,278
Unipro PJSC	10,847,000	500

		6,559

Total Russia		184,171

SINGAPORE 0.0%

INDUSTRIALS 0.0%
BOC Aviation Ltd.	102,100	634

Total Singapore		634

SOUTH AFRICA 4.9%

CONSUMER DISCRETIONARY 0.1%
Imperial Holdings Ltd.	138,289	1,973
Tsogo Sun Holdings Ltd.	233,065	348
Woolworths Holdings Ltd.	41,066	166

		2,487

CONSUMER STAPLES 0.0%
Massmart Holdings Ltd.	56,671	461

ENERGY 0.0%
Exxaro Resources Ltd.	56,128	513

FINANCIALS 1.8%
Barclays Africa Group Ltd.	824,733	9,576
FirstRand Ltd.	527,110	2,449
Investec Ltd.	465,724	3,261
Liberty Holdings Ltd.	402,942	3,417
MMI Holdings Ltd.	1,566,711	2,019
Nedbank Group Ltd.	196,959	3,577
Standard Bank Group Ltd.	604,424	8,439

		32,738

HEALTH CARE 0.2%
Life Healthcare Group Holdings Ltd.	586,540	1,064
Netcare Ltd.	741,372	1,486

		2,550

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%
Barloworld Ltd.	340,360	$3,210

MATERIALS 1.8%
African Rainbow Minerals Ltd.	58,690	466
Gold Fields Ltd. SP - ADR	1,086,276	3,878
Impala Platinum Holdings Ltd. (a)	458,069	676
Kumba Iron Ore Ltd.	237,085	5,074
Mondi Ltd.	119,500	3,237
Nampak Ltd. (a)	1,370,958	1,569
Sappi Ltd.	63,275	421
Sasol Ltd.	518,739	18,865

		34,186

TELECOMMUNICATION SERVICES 0.8%
MTN Group Ltd.	1,547,140	12,170
Telkom S.A. SOC Ltd.	626,750	2,235
Vodacom Group Ltd.	90,258	808

		15,213

Total South Africa		91,358

SOUTH KOREA 20.0%

CONSUMER DISCRETIONARY 4.0%
CJ O Shopping Co. Ltd.	15,645	3,922
Hankook Tire Co. Ltd.	33,529	1,267
Hotel Shilla Co. Ltd.	2,710	300
Hyundai Department Store Co. Ltd.	27,834	2,886
Hyundai Mobis Co. Ltd.	13,654	2,597
Hyundai Motor Co.	184,879	20,779
Hyundai Wia Corp.	35,819	1,309
Kia Motors Corp.	428,614	11,842
Kumho Tire Co., Inc. (a)	643,810	3,635
LG Electronics, Inc.	189,158	14,084
LOTTE Himart Co. Ltd.	21,619	1,530
Lotte Shopping Co. Ltd.	31,032	5,851
Mando Corp.	11,495	396
Shinsegae, Inc.	12,430	4,471

		74,869

CONSUMER STAPLES 0.5%
CJ CheilJedang Corp.	3,238	1,025
E-MART, Inc.	22,195	5,065
Hite Jinro Co. Ltd.	83,440	1,471
KT&G Corp.	16,586	1,594
Lotte Chilsung Beverage Co. Ltd.	81	112

		9,267

ENERGY 0.4%
GS Holdings Corp.	61,262	2,989
SK Innovation Co. Ltd.	19,084	3,456

		6,445

FINANCIALS 4.6%
BNK Financial Group, Inc.	419,143	3,512
DGB Financial Group, Inc.	369,433	3,398
Dongbu Insurance Co. Ltd.	14,534	770
Hana Financial Group, Inc.	317,177	12,180
Hanwha Life Insurance Co. Ltd.	981,260	4,664
Hyundai Marine & Fire Insurance Co. Ltd.	65,808	1,993

	SHARES	MARKET VALUE (000S)
Industrial Bank of Korea	553,286	$7,631
ING Life Insurance Korea Ltd. (a)	14,981	562
JB Financial Group Co. Ltd.	244,310	1,218
KB Financial Group, Inc.	183,455	8,636
Korea Investment Holdings Co. Ltd.	8,660	653
Meritz Financial Group, Inc.	29,984	360
Meritz Fire & Marine Insurance Co. Ltd.	66,750	1,149
Mirae Asset Life Insurance Co. Ltd.	273,944	1,364
Samsung Card Co. Ltd.	46,037	1,583
Samsung Fire & Marine Insurance Co. Ltd.	10,677	2,530
Samsung Life Insurance Co. Ltd.	64,337	5,679
Shinhan Financial Group Co. Ltd.	406,496	15,739
Tongyang Life Insurance Co. Ltd.	144,760	959
Woori Bank	824,005	12,019

		86,599

INDUSTRIALS 2.0%
Asiana Airlines, Inc. (a)	544,220	2,019
CJ Corp.	31,109	3,964
Daewoo Engineering & Construction Co. Ltd. (a)	77,830	410
Doosan Bobcat, Inc. (a)	5,515	158
Doosan Corp.	28,553	2,666
Doosan Heavy Industries & Construction Co. Ltd.	323,794	4,550
Doosan Infracore Co. Ltd. (a)	512,594	4,440
Hanwha Corp.	124,235	3,515
Hyundai Engineering & Construction Co. Ltd.	56,706	2,930
KCC Corp.	3,267	962
Korean Air Lines Co. Ltd.	194,036	4,916
LG Corp.	6,883	445
LS Corp.	44,825	3,018
Samsung Heavy Industries Co. Ltd.	53,902	345
SK Holdings Co. Ltd. (a)	784	182
SK Networks Co. Ltd.	468,378	1,892

		36,412

INFORMATION TECHNOLOGY 4.1%
LG Display Co. Ltd.	311,882	5,116
LG Innotek Co. Ltd.	6,908	896
Samsung Electro-Mechanics Co. Ltd.	19,006	2,530
Samsung Electronics Co. Ltd.	1,458,279	61,087
Samsung SDI Co. Ltd.	3,345	642
SK Hynix, Inc.	91,699	7,039

		77,310

MATERIALS 1.6%
Dongkuk Steel Mill Co. Ltd.	222,411	1,684
Hanwha Chemical Corp.	23,300	457
Hyosung Corp. «	5,267	633
Hyundai Steel Co.	106,514	5,025
Kolon Industries, Inc.	31,703	1,923
LG Chem Ltd.	6,370	1,907
OCI Co. Ltd.	3,518	325
POSCO	60,344	17,805
Taekwang Industrial Co. Ltd.	429	535

		30,294

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 1.8%
KT Corp. SP - ADR	1,163,510	$15,451
LG Uplus Corp.	612,339	7,691
SK Telecom Co. Ltd. SP - ADR	464,530	10,833

		33,975

UTILITIES 1.0%
Korea Electric Power Corp.	502,326	14,408
Korea Gas Corp.	83,376	4,792

		19,200

Total South Korea		374,371

TAIWAN 9.9%

CONSUMER DISCRETIONARY 0.4%
Cheng Shin Rubber Industry Co. Ltd.	1,150,000	1,730
Far Eastern Department Stores Ltd.	1,029,000	659
Formosa Taffeta Co. Ltd.	175,000	191
Pou Chen Corp.	2,690,000	3,121
Ruentex Industries Ltd.	832,000	1,695
Yulon Motor Co. Ltd.	1,615,000	1,117

		8,513

CONSUMER STAPLES 0.2%
Uni-President Enterprises Corp.	1,558,640	3,951

FINANCIALS 2.7%
Cathay Financial Holding Co. Ltd.	2,557,000	4,504
Chailease Holding Co. Ltd.	316,000	1,033
Chang Hwa Commercial Bank Ltd.	704,000	408
China Development Financial Holding Corp.	8,878,000	3,241
China Life Insurance Co. Ltd.	4,820,608	5,069
CTBC Financial Holding Co. Ltd.	3,715,000	2,669
E.Sun Financial Holding Co. Ltd.	724,000	504
First Financial Holding Co. Ltd.	3,695,020	2,495
Fubon Financial Holding Co. Ltd.	2,542,000	4,253
Hua Nan Financial Holdings Co. Ltd.	3,499,995	2,036
Mega Financial Holding Co. Ltd.	4,825,658	4,255
Mercuries Life Insurance Co. Ltd. (a)	1,875,717	1,005
Shin Kong Financial Holding Co. Ltd.	20,778,903	7,993
SinoPac Financial Holdings Co. Ltd.	10,246,622	3,693
Taishin Financial Holding Co. Ltd.	5,431,719	2,563
Taiwan Business Bank	5,175,552	1,596
Taiwan Cooperative Financial Holding Co. Ltd.	2,505,501	1,466
Yuanta Financial Holding Co. Ltd.	4,267,000	1,943

		50,726

INDUSTRIALS 0.4%
China Airlines Ltd. (a)	4,513,000	1,407

	SHARES	MARKET VALUE (000S)
Eva Airways Corp.	812,000	$393
Far Eastern New Century Corp.	4,027,520	3,814
Taiwan High Speed Rail Corp.	662,000	519
Teco Electric and Machinery Co. Ltd.	856,000	642

		6,775

INFORMATION TECHNOLOGY 5.5%
Acer, Inc.	3,274,000	2,670
ASE Technology Holding Co. Ltd.	471,790	1,108
Asustek Computer, Inc.	825,000	7,528
AU Optronics Corp.	15,321,000	6,491
Catcher Technology Co. Ltd.	80,000	893
Chicony Electronics Co. Ltd.	445,000	1,002
Compal Electronics, Inc.	6,803,000	4,280
Delta Electronics, Inc.	53,000	190
Foxconn Technology Co. Ltd.	208,000	508
Hon Hai Precision Industry Co. Ltd.	4,104,145	11,184
HTC Corp.	1,147,000	2,138
Innolux Corp.	21,292,000	7,638
Inventec Corp.	2,859,000	2,242
Lite-On Technology Corp.	2,519,035	3,044
MediaTek, Inc.	462,000	4,535
Novatek Microelectronics Corp.	480,000	2,160
Pegatron Corp.	1,647,000	3,382
Powertech Technology, Inc.	348,000	1,009
Quanta Computer, Inc.	1,441,000	2,525
Synnex Technology International Corp.	1,138,650	1,717
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	285,537	10,439
TPK Holding Co. Ltd. (a)	889,000	1,872
Unimicron Technology Corp.	3,105,000	1,656
United Microelectronics Corp.	16,301,000	9,134
Wistron Corp.	5,132,229	3,806
WPG Holdings Ltd.	1,697,000	2,403
Yageo Corp.	189,938	6,981
Zhen Ding Technology Holding Ltd.	391,000	863

		103,398

MATERIALS 0.4%
Asia Cement Corp.	2,201,000	2,416
China Steel Corp.	1,444,000	1,122
Formosa Chemicals & Fibre Corp.	52,000	207
Nan Ya Plastics Corp.	164,000	468
Taiwan Cement Corp.	2,708,000	3,758

		7,971

REAL ESTATE 0.1%
Farglory Land Development Co. Ltd.	395,000	419
Highwealth Construction Corp.	563,000	835

		1,254

TELECOMMUNICATION SERVICES 0.2%
Chunghwa Telecom Co. Ltd.	659,000	2,375

	SHARES	MARKET VALUE (000S)
Far EasTone Telecommunications Co. Ltd.	272,000	$703

		3,078

Total Taiwan		185,666

THAILAND 2.8%

CONSUMER STAPLES 0.0%
Charoen Pokphand Foods PCL	257,400	188

ENERGY 1.1%
Banpu PCL	3,417,700	2,010
IRPC PCL	2,653,700	464
PTT Exploration & Production PCL	2,002,300	8,476
PTT PCL	6,133,000	8,867
Thai Oil PCL	63,500	149

		19,966

FINANCIALS 1.3%
Bangkok Bank PCL	1,269,100	7,493
Kasikornbank PCL	657,700	3,848
Kiatnakin Bank PCL	291,600	596
Krung Thai Bank PCL	7,391,575	3,723
Siam Commercial Bank PCL	1,104,800	3,945
Thanachart Capital PCL	2,065,600	2,915
Tisco Financial Group PCL	226,300	573
TMB Bank PCL	10,159,100	706

		23,799

INDUSTRIALS 0.1%
Thai Airways International PCL (a)	5,320,000	2,023

MATERIALS 0.1%
PTT Global Chemical PCL	856,000	1,884
Siam Cement PCL	57,500	718

		2,602

REAL ESTATE 0.0%
Pruksa Holding PCL	699,600	402

TELECOMMUNICATION SERVICES 0.2%
Advanced Info Service PCL	247,300	1,380
Total Access Communication PCL	2,102,900	2,329

		3,709

Total Thailand		52,689

TURKEY 2.4%

CONSUMER DISCRETIONARY 0.1%
Arcelik A/S	183,857	610
Ford Otomotiv Sanayi A/S	13,770	183
Vestel Elektronik Sanayi ve Ticaret A/S (a)	545,676	1,058

		1,851

CONSUMER STAPLES 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	114,070	586
Migros Ticaret A/S	228,088	1,018

		1,604

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	37

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%
Tupras Turkiye Petrol Rafinerileri A/S	48,220	$1,137

FINANCIALS 1.4%
Akbank Turk A/S	1,826,760	2,986
Haci Omer Sabanci Holding A/S	3,172,070	6,090
Sekerbank TAS (a)	3,928,770	1,090
Turkiye Garanti Bankasi A/S	1,684,000	3,072
Turkiye Halk Bankasi A/S	2,656,460	4,286
Turkiye Is Bankasi ‘C’	3,943,200	4,892
Turkiye Vakiflar Bankasi TAO ‘D’	1,659,870	1,771
Yapi ve Kredi Bankasi A/S (a)	5,108,812	2,749

		26,936

INDUSTRIALS 0.4%
KOC Holding A/S	416,580	1,287
TAV Havalimanlari Holding A/S	252,072	1,234
Turk Hava Yollari AO (a)	1,514,110	4,466
Turkiye Sise ve Cam Fabrikalari A/S	426,883	393

		7,380

MATERIALS 0.1%
Eregli Demir ve Celik Fabrikalari TAS	932,550	2,068

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.2%
Turk Telekomunikasyon A/S	1,236,285	$1,344
Turkcell Iletisim Hizmetleri A/S	688,922	1,826

		3,170

Total Turkey		44,146

Total Common Stocks (Cost $1,593,607)		1,834,246

PREFERRED STOCKS 1.3%

BRAZIL 1.0%

BANKING & FINANCE 0.1%
Banco do Estado do Rio Grande do Sul S.A.	449,800	1,712

INDUSTRIALS 0.6%
Braskem S.A.	90,400	1,184
Cia Brasileira de Distribuicao	210,900	4,238
Metalurgica Gerdau S.A.	4,302,900	6,861

		12,283

UTILITIES 0.3%
Centrais Eletricas Brasileiras S.A.	149,300	522
Cia de Saneamento do Parana	342,200	793
Cia Energetica de Sao Paulo	623,400	2,632
Cia Paranaense de Energia	239,100	1,352

		5,299

Total Brazil		19,294

	SHARES	MARKET VALUE (000S)
RUSSIA 0.3%

ENERGY 0.3%
Bashneft PJSC	53,283	$1,462
Transneft PJSC	1,701	4,529

		5,991

Total Russia		5,991

Total Preferred Stocks (Cost $17,091)		25,285

REAL ESTATE INVESTMENT TRUSTS 0.0%

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%
Growthpoint Properties Ltd.	90,449	176

Total Real Estate Investment Trusts (Cost $193)		176

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		4,731

Total Short-Term Instruments (Cost $4,731)		4,731

Total Investments in Securities (Cost $1,615,622)		1,864,438

Total Investments 99.4% (Cost $1,615,622)		$1,864,438

Other Assets and Liabilities, net 0.6%		11,362

Net Assets 100.0%		$1,875,800

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$4,731	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,829)	$4,731	$4,731

Total Repurchase Agreements						$(4,829)	$4,731	$4,731

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,731	$0	$0	$4,731	$(4,829)	$(98)

Total Borrowings and Other Financing Transactions	$4,731	$0	$0

(1)	Includes accrued interest.

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$259	$0	$259
Brazil
Consumer Discretionary	3,574	0	0	3,574
Consumer Staples	10,737	0	0	10,737
Energy	9,976	0	0	9,976
Financials	25,852	0	0	25,852
Industrials	1,408	0	0	1,408
Materials	25,786	0	0	25,786
Telecommunication Services	2,416	0	0	2,416
Utilities	7,762	0	0	7,762
Chile
Consumer Discretionary	769	0	0	769
Consumer Staples	2,366	0	0	2,366
Energy	1,174	0	0	1,174
Financials	3,098	0	0	3,098
Materials	4,106	1,666	0	5,772
Utilities	1,908	0	0	1,908
China
Consumer Discretionary	0	3,920	0	3,920
Consumer Staples	3,503	2,829	0	6,332
Energy	0	67,065	0	67,065
Financials	0	236,017	0	236,017
Health Care	383	3,697	0	4,080
Industrials	118	18,680	0	18,798
Information Technology	2,756	11,092	0	13,848
Materials	0	27,840	0	27,840
Real Estate	0	45,043	0	45,043
Telecommunication Services	0	11,962	0	11,962
Utilities	0	15,103	0	15,103
Greece
Consumer Discretionary	0	2,051	288	2,339
Energy	441	410	0	851
Financials	0	20,528	0	20,528
Telecommunication Services	0	2,706	0	2,706
Utilities	0	474	0	474
Hong Kong
Consumer Discretionary	0	2,056	0	2,056
Consumer Staples	0	11,989	0	11,989
Energy	0	3,366	0	3,366
Financials	0	11,924	0	11,924

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Industrials	$0	$13,481	$0	$13,481
Materials	0	4,985	0	4,985
Real Estate	0	18,687	0	18,687
Telecommunication Services	0	28,956	0	28,956
Utilities	0	10,316	0	10,316
India
Consumer Discretionary	0	3,225	0	3,225
Energy	0	11,500	0	11,500
Financials	0	27,265	0	27,265
Industrials	0	7,320	0	7,320
Information Technology	233	564	0	797
Materials	0	23,859	0	23,859
Real Estate	0	289	0	289
Telecommunication Services	0	3,994	0	3,994
Utilities	280	6,315	0	6,595
Indonesia
Consumer Discretionary	0	648	0	648
Consumer Staples	0	1,066	0	1,066
Energy	0	5,028	0	5,028
Financials	102	5,375	0	5,477
Materials	0	5,163	0	5,163
Telecommunication Services	0	957	0	957
Utilities	0	984	0	984
Malaysia
Consumer Discretionary	0	4,664	0	4,664
Consumer Staples	1,596	1,449	0	3,045
Energy	0	1,986	0	1,986
Financials	0	16,054	0	16,054
Industrials	0	2,981	0	2,981
Materials	0	367	0	367
Real Estate	0	846	0	846
Telecommunication Services	0	2,311	0	2,311
Utilities	0	4,920	0	4,920
Malta
Financials	204	0	0	204
Mexico
Consumer Discretionary	182	0	0	182
Consumer Staples	5,517	0	0	5,517
Financials	4,782	0	0	4,782
Industrials	4,789	0	0	4,789
Materials	8,180	0	0	8,180
Telecommunication Services	10,380	0	0	10,380

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	39

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Philippines
Financials	$0	$192	$0	$192
Industrials	1,174	945	0	2,119
Telecommunication Services	654	3,650	0	4,304
Utilities	0	488	0	488
Poland
Energy	0	3,852	0	3,852
Financials	167	13,821	0	13,988
Information Technology	0	1,023	0	1,023
Materials	107	4,026	0	4,133
Telecommunication Services	0	2,731	0	2,731
Utilities	0	7,483	0	7,483
Russia
Consumer Discretionary	176	0	0	176
Consumer Staples	0	2,515	0	2,515
Energy	29,966	95,344	0	125,310
Financials	929	7,437	0	8,366
Industrials	772	1,553	0	2,325
Information Technology	789	0	0	789
Materials	4,414	14,123	0	18,537
Telecommunication Services	4,646	14,948	0	19,594
Utilities	0	6,559	0	6,559
Singapore
Industrials	0	634	0	634
South Africa
Consumer Discretionary	348	2,139	0	2,487
Consumer Staples	461	0	0	461
Energy	0	513	0	513
Financials	6,678	26,060	0	32,738
Health Care	1,064	1,486	0	2,550
Industrials	0	3,210	0	3,210
Materials	4,554	29,632	0	34,186
Telecommunication Services	12,978	2,235	0	15,213
South Korea
Consumer Discretionary	0	74,869	0	74,869
Consumer Staples	0	9,267	0	9,267
Energy	0	6,445	0	6,445
Financials	0	86,599	0	86,599
Industrials	0	36,412	0	36,412
Information Technology	0	77,310	0	77,310
Materials	535	29,759	0	30,294

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Telecommunication Services	$26,284	$7,691	$0	$33,975
Utilities	0	19,200	0	19,200
Taiwan
Consumer Discretionary	0	8,513	0	8,513
Consumer Staples	0	3,951	0	3,951
Financials	0	50,726	0	50,726
Industrials	0	6,775	0	6,775
Information Technology	11,547	91,851	0	103,398
Materials	0	7,971	0	7,971
Real Estate	0	1,254	0	1,254
Telecommunication Services	0	3,078	0	3,078
Thailand
Consumer Staples	0	188	0	188
Energy	0	19,966	0	19,966
Financials	0	23,799	0	23,799
Industrials	0	2,023	0	2,023
Materials	0	2,602	0	2,602
Real Estate	0	402	0	402
Telecommunication Services	0	3,709	0	3,709
Turkey
Consumer Discretionary	0	1,851	0	1,851
Consumer Staples	0	1,604	0	1,604
Energy	0	1,137	0	1,137
Financials	0	26,936	0	26,936
Industrials	0	7,380	0	7,380
Materials	0	2,068	0	2,068
Telecommunication Services	0	3,170	0	3,170
Preferred Stocks
Brazil
Banking & Finance	1,712	0	0	1,712
Industrials	12,283	0	0	12,283
Utilities	5,299	0	0	5,299
Russia
Energy	0	5,991	0	5,991
Real Estate Investment Trusts
South Africa
Real Estate	176	0	0	176
Short-Term Instruments
Repurchase Agreements	0	4,731	0	4,731

Total Investments	$272,091	$1,592,059	$288	$1,864,438

There were assets and liabilities valued at $23,421 transferred from Level 1 to Level 2 during the period ended June 30, 2018. There were assets and liabilities valued at $24,088 transferred from Level 2 to Level 1 during the period ended June 30, 2018. There were no significant transfers among Levels 2 and 3 during the period ended June 30, 2018.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$173

Total Short-Term Instruments (Cost $173)	173

Total Investments in Securities (Cost $173)	173

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 100.0%

UNITED STATES 100.0%
PIMCO RAE Emerging Markets Fund	4,003,821	$43,001
PIMCO RAE International Fund	15,258,843	161,744
PIMCO RAE US Fund	14,274,366	161,300

Total Mutual Funds (Cost $309,795)		366,045

Total Investments in Affiliates (Cost $309,795)		366,045

Total Investments 100.0% (Cost $309,968)		$366,218

Other Assets and Liabilities, net (0.0)%		(1)

Net Assets 100.0%		$366,217

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$173	U.S. Treasury Notes 1.875% due 01/31/2022	$(177)	$173	$173

Total Repurchase Agreements						$(177)	$173	$173

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$173	$0	$0	$173	$(177)	$(4)

Total Borrowings and Other Financing Transactions	$173	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO RAE Global Fund (Cont.)

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$173	$0	$173

	$0	$173	$0	$173

Investments in Affiliates, at Value
Mutual Funds
United States	366,045	0	0	366,045

Total Investments	$366,045	$173	$0	$366,218

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global ex-US Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Emerging Markets Fund	1,564,763	$16,805
PIMCO RAE International Fund	5,958,858	63,164

Total Mutual Funds (Cost $73,662)		79,969

Total Investments in Affiliates (Cost $73,662)		79,969

Total Investments 99.9% (Cost $73,662)		$79,969

Other Assets and Liabilities, net 0.1%		79

Net Assets 100.0%		$80,048

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Mutual Funds
United States	$79,969	$0	$0	$79,969

Total Investments	$79,969	$0	$0	$79,969

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

COMMON STOCKS 97.7%

AUSTRALIA 6.4%

CONSUMER DISCRETIONARY 0.1%
Automotive Holdings Group Ltd.	32,213	$68
Crown Resorts Ltd.	22,669	226
Flight Centre Travel Group Ltd.	3,786	178
Star Entertainment Grp Ltd.	22,826	83
Tabcorp Holdings Ltd.	69,987	231

		786

CONSUMER STAPLES 0.9%
Coca-Cola Amatil Ltd.	42,768	291
Inghams Group Ltd.	48,768	138
Metcash Ltd.	169,726	327
Wesfarmers Ltd.	51,696	1,886
Woolworths Ltd.	94,953	2,145

		4,787

ENERGY 0.2%
Origin Energy Ltd.	22,759	169
Woodside Petroleum Ltd.	20,593	540
WorleyParsons Ltd.	45,764	591

		1,300

FINANCIALS 2.7%
AMP Ltd.	187,652	494
Australia & New Zealand Banking Group Ltd.	134,191	2,809
Bendigo & Adelaide Bank Ltd.	49,016	393
Commonwealth Bank of Australia	47,438	2,558
Genworth Mortgage Insurance Australia Ltd.	106,424	202
Insurance Australia Group Ltd.	62,767	396
Macquarie Group Ltd.	11,282	1,028
National Australia Bank Ltd.	121,670	2,470
QBE Insurance Group Ltd.	46,224	333
Suncorp Group Ltd.	159,142	1,716
Westpac Banking Corp.	122,764	2,666

		15,065

HEALTH CARE 0.2%
CSL Ltd.	1,914	272
Primary Health Care Ltd.	116,728	301
Sonic Healthcare Ltd.	16,037	291

		864

INDUSTRIALS 0.4%
Aurizon Holdings Ltd.	133,327	427
CIMIC Group Ltd.	13,927	435
Downer EDI Ltd.	147,431	738
Qantas Airways Ltd.	131,979	601

		2,201

MATERIALS 1.6%
BHP Billiton Ltd.	188,083	4,706
BHP Billiton PLC	156,910	3,522
Fortescue Metals Group Ltd.	35,045	114
Incitec Pivot Ltd.	104,780	281
Orica Ltd.	10,843	142

		8,765

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%
Lend Lease Group	23,139	$339

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	563,710	1,090

UTILITIES 0.0%
AGL Energy Ltd.	7,410	123

Total Australia		35,320

AUSTRIA 0.6%

ENERGY 0.2%
OMV AG	13,262	750

FINANCIALS 0.4%
Erste Group Bank AG	27,330	1,139
Raiffeisen Bank International AG	22,401	686
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,707	183

		2,008

INDUSTRIALS 0.0%
Oesterreichische Post AG	2,412	110

MATERIALS 0.0%
voestalpine AG	3,545	163

Total Austria		3,031

BELGIUM 0.6%

CONSUMER STAPLES 0.0%
Anheuser-Busch InBev S.A. NV	1,338	135

FINANCIALS 0.4%
Ageas	29,539	1,487
KBC Group NV	9,293	714

		2,201

HEALTH CARE 0.0%
UCB S.A.	1,400	109

INDUSTRIALS 0.1%
bpost S.A.	13,341	211

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	19,827	446

Total Belgium		3,102

CANADA 6.0%

CONSUMER DISCRETIONARY 0.5%
Aimia, Inc.	37,463	66
Canadian Tire Corp. Ltd. ‘A’	4,523	590
Hudson’s Bay Co.	28,581	255
Magna International, Inc.	25,493	1,482
Quebecor, Inc. ‘B’	8,335	171
Shaw Communications, Inc. ‘B’	15,948	325

		2,889

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%
Empire Co. Ltd. ‘A’	16,716	$336
George Weston Ltd.	7,593	619
Loblaw Cos. Ltd.	2,520	130

		1,085

ENERGY 0.9%
Baytex Energy Corp. (a)	112,837	375
Bonavista Energy Corp.	61,130	69
Canadian Natural Resources Ltd.	6,362	230
Cenovus Energy, Inc.	21,648	225
Crescent Point Energy Corp.	69,932	514
Enerplus Corp.	10,331	130
Husky Energy, Inc.	39,510	616
Imperial Oil Ltd.	3,732	124
MEG Energy Corp. (a)	23,625	197
Obsidian Energy Ltd. (a)	121,444	138
Suncor Energy, Inc.	51,075	2,078
TransCanada Corp.	2,902	126
Vermilion Energy, Inc.	3,560	128

		4,950

FINANCIALS 3.0%
Bank of Montreal	29,893	2,311
Bank of Nova Scotia	36,051	2,041
Brookfield Asset Management, Inc. ‘A’	3,149	128
Canadian Imperial Bank of Commerce	19,586	1,704
CI Financial Corp.	6,328	114
Genworth MI Canada, Inc.	3,904	127
Home Capital Group, Inc.	24,494	280
IGM Financial, Inc.	6,056	175
Manulife Financial Corp.	23,651	425
National Bank of Canada	12,868	618
Onex Corp.	9,510	698
Power Corp. of Canada	36,961	828
Power Financial Corp.	16,558	387
Royal Bank of Canada	36,054	2,715
Sun Life Financial, Inc.	12,299	494
Thomson Reuters Corp.	12,544	506
Toronto-Dominion Bank	49,318	2,854

		16,405

INDUSTRIALS 0.6%
Air Canada (a)	86,757	1,402
Canadian National Railway Co.	8,660	708
Canadian Pacific Railway Ltd.	904	166
Russel Metals, Inc.	5,372	110
TFI International, Inc.	7,966	246
WestJet Airlines Ltd.	27,840	384
WSP Global, Inc.	2,355	124

		3,140

INFORMATION TECHNOLOGY 0.0%
Canadian Solar, Inc. (a)	8,270	101
Celestica, Inc. (a)	12,958	154

		255

MATERIALS 0.3%
First Quantum Minerals Ltd.	8,223	121
Goldcorp, Inc.	16,856	231
Methanex Corp.	1,884	133

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Nutrien Ltd.	18,157	$987
Resolute Forest Products, Inc. (a)	12,629	131
Teck Resources Ltd. ‘B’	10,139	258
Yamana Gold, Inc.	49,165	143

		2,004

TELECOMMUNICATION SERVICES 0.2%
BCE, Inc.	9,284	376
Rogers Communications, Inc. ‘B’	2,818	134
TELUS Corp.	16,845	598

		1,108

UTILITIES 0.3%
Atco Ltd. ‘I’	11,523	356
Canadian Utilities Ltd. ‘A’	4,980	126
Capital Power Corp.	16,517	317
Hydro One Ltd.	11,947	182
Just Energy Group, Inc.	32,296	116
Superior Plus Corp.	11,914	115
TransAlta Corp.	50,109	252

		1,464

Total Canada		33,300

DENMARK 0.6%

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	3,063	360

FINANCIALS 0.0%
Danske Bank A/S	3,844	120

HEALTH CARE 0.2%
Novo Nordisk A/S ‘B’	16,901	781

INDUSTRIALS 0.3%
AP Moller - Maersk A/S ‘B’	449	555
ISS A/S	36,906	1,264

		1,819

Total Denmark		3,080

FINLAND 0.4%

CONSUMER STAPLES 0.0%
Kesko Oyj ‘B’	1,986	122

MATERIALS 0.3%
Stora Enso Oyj ‘R’	39,625	772
UPM-Kymmene Oyj	18,377	654

		1,426

UTILITIES 0.1%
Fortum Oyj	25,149	599

Total Finland		2,147

FRANCE 10.0%

CONSUMER DISCRETIONARY 1.4%
Accor S.A.	3,139	154
Christian Dior SE	262	109
Cie Generale des Etablissements Michelin S.C.A.	10,627	1,286
Elior Group S.A.	8,265	119
Eutelsat Communications S.A.	4,034	83

	SHARES	MARKET VALUE (000S)
Kering S.A.	1,129	$636
Lagardere S.C.A.	30,054	792
LVMH Moet Hennessy Louis Vuitton SE	3,014	1,001
Peugeot S.A.	24,680	562
Publicis Groupe S.A.	7,907	542
Renault S.A.	8,872	752
Television Francaise	20,124	212
Vivendi S.A.	56,705	1,387

		7,635

CONSUMER STAPLES 0.6%
Carrefour S.A.	96,785	1,561
Casino Guichard Perrachon S.A.	26,847	1,039
Danone S.A.	3,658	267
Pernod-Ricard S.A.	1,940	317

		3,184

ENERGY 0.5%
Total S.A.	48,618	2,952

FINANCIALS 2.4%
AXA S.A.	100,390	2,453
BNP Paribas S.A.	70,420	4,356
CNP Assurances	6,928	157
Credit Agricole S.A.	90,401	1,200
Eurazeo S.A.	10,169	770
Natixis S.A.	60,821	430
SCOR SE	10,927	404
Societe Generale S.A.	84,618	3,557
Wendel S.A.	815	112

		13,439

HEALTH CARE 1.1%
Sanofi	74,433	5,974

INDUSTRIALS 1.9%
Air France-KLM (a)	211,024	1,724
Airbus SE	1,788	209
Alstom S.A.	13,328	611
Bouygues S.A.	31,831	1,368
Bureau Veritas S.A.	4,863	130
Cie de Saint-Gobain	35,308	1,573
Eiffage S.A.	8,198	891
Europcar Groupe S.A.	12,631	131
Rexel S.A.	37,087	532
Safran S.A.	3,372	408
Schneider Electric SE	10,085	839
SPIE S.A.	5,615	114
Teleperformance	645	114
Vinci S.A.	19,856	1,906

		10,550

INFORMATION TECHNOLOGY 0.1%
Atos SE	4,335	589
Neopost S.A.	4,279	115

		704

MATERIALS 0.1%
Air Liquide S.A.	1,359	171
Arkema S.A.	849	100

		271

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
Nexity S.A.	1,704	$108

TELECOMMUNICATION SERVICES 0.6%
Orange S.A.	184,775	3,084

UTILITIES 1.3%
Electricite de France S.A.	146,594	2,012
Engie S.A.	253,685	3,880
Suez	48,847	632
Veolia Environnement S.A.	40,270	860

		7,384

Total France		55,285

GERMANY 8.4%

CONSUMER DISCRETIONARY 1.6%
adidas AG	541	118
Axel Springer SE	2,185	158
Bayerische Motoren Werke AG	27,754	2,509
Ceconomy AG	39,719	330
Continental AG	2,860	651
Daimler AG	66,891	4,285
Hugo Boss AG	5,392	489
ProSiebenSat.1 Media SE	8,911	225

		8,765

CONSUMER STAPLES 0.2%
METRO AG	57,012	703
Suedzucker AG	10,886	173

		876

FINANCIALS 1.7%
Aareal Bank AG	2,809	123
Commerzbank AG	197,697	1,886
Deutsche Bank AG	275,145	2,944
Deutsche Pfandbriefbank AG	39,123	546
Hannover Rueck SE	2,871	357
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,165	3,188
Talanx AG (a)	16,479	600

		9,644

HEALTH CARE 0.7%
Bayer AG	27,180	2,985
Fresenius Medical Care AG & Co. KGaA	4,447	448
Fresenius SE & Co. KGaA	3,461	277

		3,710

INDUSTRIALS 1.2%
Bilfinger SE	6,872	348
Deutsche Lufthansa AG	101,994	2,444
Deutsche Post AG	52,871	1,718
Fraport AG Frankfurt Airport Services Worldwide	3,886	374
Hapag-Lloyd AG (a)	2,924	104
Hochtief AG	545	98
Rheinmetall AG	1,826	201
Siemens AG	12,253	1,614

		6,901

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
SAP SE	3,786	$437

MATERIALS 1.1%
BASF SE	31,979	3,053
Evonik Industries AG	12,822	439
HeidelbergCement AG	5,709	479
K+S AG	23,790	585
Lanxess AG	1,877	146
Linde AG	3,161	751
Salzgitter AG	10,272	447

		5,900

REAL ESTATE 0.0%
Vonovia SE	4,581	218

TELECOMMUNICATION SERVICES 0.4%
Deutsche Telekom AG	145,653	2,251

UTILITIES 1.4%
E.ON SE	236,194	2,516
Innogy SE	18,481	790
RWE AG	152,584	3,467
Uniper SE	35,361	1,053

		7,826

Total Germany		46,528

HONG KONG 2.3%

CONSUMER DISCRETIONARY 0.3%
Li & Fung Ltd.	790,000	289
Luk Fook Holdings International Ltd.	31,000	128
Shangri-La Asia Ltd.	72,000	135
SJM Holdings Ltd.	632,000	784
Yue Yuen Industrial Holdings Ltd.	54,500	154

		1,490

FINANCIALS 0.1%
Dah Sing Financial Holdings Ltd.	22,400	131
Hang Seng Bank Ltd.	21,600	539

		670

INDUSTRIALS 0.3%
Cathay Pacific Airways Ltd.	222,000	349
CK Hutchison Holdings Ltd.	24,500	259
Jardine Matheson Holdings Ltd.	2,000	126
MTR Corp. Ltd.	58,000	320
Noble Group Ltd. (a)	188,480	18
Orient Overseas International Ltd.	12,500	122
Seaspan Corp.	24,056	245

		1,439

INFORMATION TECHNOLOGY 0.1%
GCL-Poly Energy Holdings Ltd. (a)	687,000	65
Kingboard Chemical Holdings Ltd.	92,000	335

		400

MATERIALS 0.0%
Nine Dragons Paper Holdings Ltd.	74,000	94

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.4%
China South City Holdings Ltd.	626,000	$122
CK Asset Holdings Ltd.	42,000	332
Hang Lung Properties Ltd.	94,000	193
Henderson Land Development Co. Ltd.	27,500	145
Hongkong Land Holdings Ltd.	73,700	527
Hysan Development Co. Ltd.	50,000	279
Kerry Properties Ltd.	93,500	447
New World Development Co. Ltd.	663,000	927
Shimao Property Holdings Ltd.	328,000	855
Sino Land Co. Ltd.	130,000	211
Sun Hung Kai Properties Ltd.	71,000	1,070
Swire Pacific Ltd. ‘A’	101,500	1,073
Swire Properties Ltd.	37,600	139
Wharf Holdings Ltd.	216,000	692
Wharf Real Estate Investment Co. Ltd.	80,000	568
Wheelock & Co. Ltd.	51,000	354

		7,934

TELECOMMUNICATION SERVICES 0.0%
PCCW Ltd.	174,000	98

UTILITIES 0.1%
CLP Holdings Ltd.	30,000	323

Total Hong Kong		12,448

IRELAND 0.6%

FINANCIALS 0.1%
Bank of Ireland Group PLC	37,409	290

HEALTH CARE 0.3%
Endo International PLC (a)	62,167	586
Medtronic PLC	14,222	1,218

		1,804

INDUSTRIALS 0.1%
AerCap Holdings NV (a)	5,643	305

MATERIALS 0.1%
CRH PLC	4,018	141
Smurfit Kappa Group PLC	23,773	960

		1,101

Total Ireland		3,500

ISRAEL 0.9%

FINANCIALS 0.3%
Bank Hapoalim BM	93,276	632
Bank Leumi Le-Israel BM	140,086	829
Israel Discount Bank Ltd. ‘A’	126,878	371
Mizrahi Tefahot Bank Ltd.	7,086	130

		1,962

HEALTH CARE 0.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	87,373	2,125

MATERIALS 0.1%
Israel Chemicals Ltd.	94,001	431

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	414,573	$467

Total Israel		4,985

ITALY 3.3%

CONSUMER DISCRETIONARY 0.0%
Mediaset SpA (a)	32,624	104

ENERGY 0.6%
Eni SpA	162,081	3,005
Snam SpA	36,401	152

		3,157

FINANCIALS 1.8%
Assicurazioni Generali SpA	117,886	1,971
Banca Monte dei Paschi di Siena SpA (a)	41,407	119
Banco BPM SpA (a)	80,957	235
BPER Banca	81,904	447
Intesa Sanpaolo SpA	634,238	1,835
Poste Italiane SpA	237,008	1,978
UniCredit SpA	102,721	1,703
Unione di Banche Italiane SpA	262,927	1,007
Unipol Gruppo Finanziario SpA	156,747	604
UnipolSai Assicurazioni SpA	53,684	118

		10,017

INDUSTRIALS 0.1%
Leonardo SpA	13,450	133
Societa Iniziative Autostradali e Servizi SpA	17,014	255

		388

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA (a)	1,093,238	810

UTILITIES 0.7%
Enel SpA	663,380	3,676
Iren SpA	69,802	178

		3,854

Total Italy		18,330

JAPAN 25.2%

CONSUMER DISCRETIONARY 5.3%
Aisin Seiki Co. Ltd.	9,300	423
Aoyama Trading Co. Ltd.	5,200	173
Benesse Holdings, Inc.	4,500	160
Bic Camera, Inc.	12,000	185
Bridgestone Corp.	36,800	1,437
Canon Marketing Japan, Inc.	9,400	196
Casio Computer Co. Ltd.	8,000	130
DCM Holdings Co. Ltd.	19,800	185
Denso Corp.	16,500	805
Dentsu, Inc.	3,500	166
EDION Corp.	17,500	176
Fuji Media Holdings, Inc.	16,600	283
Geo Holdings Corp.	11,500	154
H2O Retailing Corp.	18,000	287
Honda Motor Co. Ltd.	114,400	3,354
Isetan Mitsukoshi Holdings Ltd. ‘L’	46,700	583

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Isuzu Motors Ltd.	25,800	$342
J Front Retailing Co. Ltd.	16,700	254
JVC Kenwood Corp.	96,900	274
K’s Holdings Corp.	13,600	141
Kohnan Shoji Co. Ltd.	8,800	205
Marui Group Co. Ltd.	5,200	109
Mazda Motor Corp.	74,400	913
Mitsubishi Motors Corp.	28,900	230
Nikon Corp.	30,600	486
Nissan Motor Co. Ltd.	252,600	2,458
NOK Corp.	6,600	127
Onward Holdings Co. Ltd.	33,600	258
Panasonic Corp.	128,600	1,734
Pioneer Corp. (a)	220,000	305
Seiko Holdings Corp.	11,500	247
Sekisui Chemical Co. Ltd.	23,800	405
Sekisui House Ltd.	27,900	493
Shimachu Co. Ltd.	5,700	181
Skylark Co. Ltd.	22,100	327
Sony Corp.	19,400	994
Subaru Corp.	20,100	585
Sumitomo Electric Industries Ltd.	46,700	695
Sumitomo Forestry Co. Ltd.	7,400	112
Sumitomo Rubber Industries Ltd.	27,900	442
Suzuki Motor Corp.	14,000	771
Takashimaya Co. Ltd.	41,000	351
Tokai Rika Co. Ltd.	6,400	121
Toyo Tire & Rubber Co. Ltd.	15,200	222
Toyoda Gosei Co. Ltd.	6,200	157
Toyota Industries Corp.	5,800	325
Toyota Motor Corp.	82,000	5,303
Unipres Corp.	8,400	164
Wacoal Holdings Corp.	7,400	215
Yamada Denki Co. Ltd.	40,900	203
Yamaha Motor Co. Ltd.	4,500	113
Yokohama Rubber Co. Ltd.	14,500	301
Yoshinoya Holdings Co. Ltd.	6,800	136

		29,396

CONSUMER STAPLES 1.6%
Aeon Co. Ltd.	112,647	2,410
Ajinomoto Co., Inc.	6,900	131
Asahi Group Holdings Ltd.	8,300	426
cocokara fine, Inc.	1,900	117
Japan Tobacco, Inc.	24,956	697
Kao Corp.	5,300	404
Kirin Holdings Co. Ltd.	50,900	1,364
Matsumotokiyoshi Holdings Co. Ltd.	2,500	112
Morinaga Milk Industry Co. Ltd.	6,300	235
Nippon Suisan Kaisha Ltd.	25,900	128
Sapporo Holdings Ltd.	13,500	339
Seven & i Holdings Co. Ltd.	21,700	946
Shiseido Co. Ltd.	12,700	1,008
Suntory Beverage & Food Ltd.	2,600	111
Yamazaki Baking Co. Ltd.	15,100	396

		8,824

ENERGY 0.5%
Cosmo Energy Holdings Co. Ltd.	7,100	248
Idemitsu Kosan Co. Ltd.	3,000	107
Inpex Corp.	115,500	1,199
Japan Petroleum Exploration Co. Ltd.	13,800	360

	SHARES	MARKET VALUE (000S)
JXTG Holdings, Inc.	132,150	$917

		2,831

FINANCIALS 4.5%
77 Bank Ltd.	11,200	243
Bank of Kyoto Ltd.	5,800	268
Chiba Bank Ltd.	52,900	373
Credit Saison Co. Ltd.	7,100	112
Dai-ichi Life Holdings, Inc.	122,000	2,171
Daiwa Securities Group, Inc.	131,600	763
Fukuoka Financial Group, Inc.	72,000	361
Gunma Bank Ltd.	56,100	294
Hachijuni Bank Ltd.	39,000	166
Hokuhoku Financial Group, Inc.	8,200	109
Iyo Bank Ltd.	39,200	258
Japan Post Bank Co. Ltd.	22,300	259
Japan Post Holdings Co. Ltd.	117,500	1,286
Mitsubishi UFJ Financial Group, Inc.	643,400	3,645
Mizuho Financial Group, Inc.	1,973,300	3,324
MS&AD Insurance Group Holdings, Inc.	29,200	907
Nomura Holdings, Inc.	118,400	573
North Pacific Bank Ltd.	34,700	116
Okasan Securities Group, Inc.	29,000	142
ORIX Corp.	67,300	1,061
Resona Holdings, Inc.	67,200	358
SBI Holdings, Inc.	28,200	723
Shinsei Bank Ltd.	13,100	201
Shizuoka Bank Ltd.	40,000	360
Sompo Holdings, Inc.	4,900	198
Sony Financial Holdings, Inc.	23,600	450
Sumitomo Mitsui Financial Group, Inc.	89,600	3,495
Sumitomo Mitsui Trust Holdings, Inc.	28,100	1,109
T&D Holdings, Inc.	51,700	775
Tokio Marine Holdings, Inc.	12,300	575
Yamaguchi Financial Group, Inc.	24,000	270

		24,945

HEALTH CARE 0.9%
Alfresa Holdings Corp.	6,300	148
Astellas Pharma, Inc.	73,300	1,116
Daiichi Sankyo Co. Ltd.	30,716	1,173
Hoya Corp.	3,800	216
Medipal Holdings Corp.	10,000	201
Nipro Corp.	7,100	82
Otsuka Holdings Co. Ltd.	9,228	446
Rohto Pharmaceutical Co. Ltd.	3,700	119
Suzuken Co. Ltd.	7,200	304
Takeda Pharmaceutical Co. Ltd.	23,100	972
Toho Holdings Co. Ltd.	6,700	163

		4,940

INDUSTRIALS 4.8%
ANA Holdings, Inc.	18,700	686
Asahi Glass Co. Ltd.	17,600	684
Central Glass Co. Ltd.	5,500	115
Central Japan Railway Co.	3,200	662
Dai Nippon Printing Co. Ltd.	32,400	724
Duskin Co. Ltd.	3,800	95
East Japan Railway Co.	16,600	1,590
Fuji Electric Co. Ltd.	43,000	327

	SHARES	MARKET VALUE (000S)
Fujikura Ltd.	27,800	$177
Furukawa Electric Co. Ltd.	3,900	136
Hankyu Hanshin Holdings, Inc.	3,200	128
Hino Motors Ltd.	10,700	114
Hitachi Construction Machinery Co. Ltd.	4,700	152
Hitachi Zosen Corp.	61,600	290
IHI Corp.	7,100	247
ITOCHU Corp.	78,000	1,411
Iwatani Corp.	6,100	212
Japan Airlines Co. Ltd.	31,200	1,105
JTEKT Corp.	18,000	244
Kanematsu Corp.	25,700	371
Kawasaki Heavy Industries Ltd.	16,400	482
Komatsu Ltd.	12,900	367
Kubota Corp.	11,000	173
LIXIL Group Corp.	13,700	274
Marubeni Corp.	146,400	1,115
Mitsubishi Corp.	33,200	921
Mitsubishi Electric Corp.	72,000	955
Mitsubishi Heavy Industries Ltd.	44,500	1,618
Mitsui & Co. Ltd.	97,300	1,620
Mitsui E&S Holdings Co. Ltd. (a)	24,000	314
Mitsui OSK Lines Ltd.	8,600	207
Nagase & Co. Ltd.	6,800	106
Nippon Express Co. Ltd.	5,200	377
Nippon Sheet Glass Co. Ltd.	61,700	592
Nippon Yusen KK	37,300	739
Nisshinbo Holdings, Inc.	28,300	303
NSK Ltd.	13,400	138
NTN Corp.	79,000	323
Okamura Corp.	8,800	129
Recruit Holdings Co. Ltd.	7,300	202
Secom Co. Ltd.	1,800	138
Sojitz Corp.	157,400	570
Sumitomo Corp.	89,500	1,468
Sumitomo Heavy Industries Ltd.	7,200	243
Tobu Railway Co. Ltd.	5,200	159
Tokyu Corp.	9,100	157
Toppan Printing Co. Ltd.	49,000	383
Toshiba Corp. (a)	411,000	1,234
Toyota Tsusho Corp.	21,300	712
West Japan Railway Co.	10,800	795

		26,284

INFORMATION TECHNOLOGY 3.4%
Anritsu Corp.	8,200	112
Brother Industries Ltd.	7,300	144
Canon, Inc.	58,150	1,907
Citizen Watch Co. Ltd.	35,300	231
FUJIFILM Holdings Corp.	39,500	1,541
Fujitsu Ltd.	285,000	1,725
Gree, Inc. (a)	45,300	242
GungHo Online Entertainment, Inc.	81,000	206
Hitachi Ltd.	666,000	4,692
Ibiden Co. Ltd.	21,500	344
Japan Display, Inc. (a)	177,800	231
Konica Minolta, Inc.	117,400	1,089
Kyocera Corp.	9,000	506
Murata Manufacturing Co. Ltd.	700	117
NEC Corp.	48,600	1,332
Nippon Electric Glass Co. Ltd.	10,900	302
NTT Data Corp.	11,500	132
Oki Electric Industry Co. Ltd.	24,400	273

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	47

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Omron Corp.	2,400	$112
Ricoh Co. Ltd.	177,700	1,627
Rohm Co. Ltd.	2,500	209
Seiko Epson Corp.	16,200	281
Taiyo Yuden Co. Ltd.	12,500	348
TDK Corp.	7,300	743
TIS, Inc.	2,800	129
Toshiba TEC Corp.	23,000	140

		18,715

MATERIALS 1.3%
Asahi Kasei Corp.	46,200	586
Denka Co. Ltd.	5,600	186
DIC Corp.	8,100	253
JFE Holdings, Inc.	26,900	508
Kaneka Corp.	42,000	376
Kobe Steel Ltd.	56,900	520
Kuraray Co. Ltd.	11,300	155
Mitsubishi Chemical Holdings Corp.	100,900	843
Mitsubishi Gas Chemical Co., Inc.	4,700	106
Mitsubishi Materials Corp.	12,500	343
Mitsui Chemicals, Inc.	5,600	149
Nippon Light Metal Holdings Co. Ltd.	40,400	91
Nippon Paper Industries Co. Ltd.	28,618	456
Oji Holdings Corp.	109,000	676
Showa Denko KK	9,700	429
Sumitomo Chemical Co. Ltd.	140,000	792
Taiheiyo Cement Corp.	2,900	95
Teijin Ltd.	13,600	249
Toray Industries, Inc.	14,600	115
Tosoh Corp.	5,400	84
Toyo Seikan Group Holdings Ltd. ‘L’	15,000	263
Ube Industries Ltd.	6,600	171

		7,446

REAL ESTATE 0.3%
Daiwa House Industry Co. Ltd.	15,400	524
Leopalace21 Corp.	16,600	91
Mitsui Fudosan Co. Ltd.	6,800	164
Nomura Real Estate Holdings, Inc.	18,400	407
Sumitomo Realty & Development Co. Ltd.	4,000	147
Tokyu Fudosan Holdings Corp.	41,800	295

		1,628

TELECOMMUNICATION SERVICES 1.0%
KDDI Corp.	35,500	971
Nippon Telegraph & Telephone Corp.	76,500	3,475
NTT DOCOMO, Inc.	19,200	489
SoftBank Group Corp.	7,300	522

		5,457

UTILITIES 1.6%
Chubu Electric Power Co., Inc.	101,000	1,514
Chugoku Electric Power Co., Inc.	40,900	528
Electric Power Development Co. Ltd.	14,100	364
Hokkaido Electric Power Co., Inc.	17,700	121
Hokuriku Electric Power Co.	65,188	655
Kansai Electric Power Co., Inc.	98,100	1,431

	SHARES	MARKET VALUE (000S)
Kyushu Electric Power Co., Inc.	15,600	$174
Shikoku Electric Power Co., Inc.	28,300	379
Tohoku Electric Power Co., Inc.	61,900	756
Tokyo Electric Power Co. Holdings, Inc. (a)	497,500	2,316
Tokyo Gas Co. Ltd.	13,900	369

		8,607

Total Japan		139,073

LUXEMBOURG 0.1%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	6,397	434

MATERIALS 0.0%
ArcelorMittal	3,747	109

Total Luxembourg		543

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%
Sands China Ltd.	29,600	158
Wynn Macau Ltd.	107,600	345

		503

Total Macau		503

NETHERLANDS 3.4%

CONSUMER STAPLES 0.5%
Heineken Holding NV	7,324	700
Heineken NV	1,319	132
Koninklijke Ahold Delhaize NV	79,521	1,899

		2,731

ENERGY 1.2%
Fugro NV (a)	16,633	241
Royal Dutch Shell PLC ‘A’	180,889	6,278

		6,519

FINANCIALS 0.8%
ABN AMRO Group NV	4,560	118
Aegon NV	226,501	1,352
ASR Nederland NV	22,851	930
ING Groep NV	108,107	1,552
NN Group NV	15,038	610

		4,562

HEALTH CARE 0.3%
Koninklijke Philips NV	45,507	1,928

INDUSTRIALS 0.2%
Arcadis NV	6,930	125
PostNL NV	32,396	121
Signify NV	25,083	649
Wolters Kluwer NV	3,578	201

		1,096

MATERIALS 0.2%
Akzo Nobel NV	8,294	708
Koninklijke DSM NV	2,910	291

		999

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.2%
Koninklijke KPN NV	131,152	$357
VEON Ltd. ADR	248,926	592

		949

Total Netherlands		18,784

NEW ZEALAND 0.2%

MATERIALS 0.1%
Fletcher Building Ltd.	86,594	406

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	131,306	331

UTILITIES 0.0%
Contact Energy Ltd.	32,227	128

Total New Zealand		865

NORWAY 0.8%

CONSUMER STAPLES 0.0%
Marine Harvest ASA	7,090	141

ENERGY 0.4%
Equinor ASA	85,392	2,258

FINANCIALS 0.1%
DNB ASA	26,257	511

MATERIALS 0.1%
Yara International ASA	16,802	695

TELECOMMUNICATION SERVICES 0.2%
Telenor ASA	38,101	781

Total Norway		4,386

PORTUGAL 0.3%

FINANCIALS 0.0%
Banco Espirito Santo S.A. «(a)	59,573	1

MATERIALS 0.1%
Navigator Co. S.A.	61,735	367

UTILITIES 0.2%
EDP - Energias de Portugal S.A.	329,390	1,305

Total Portugal		1,673

SINGAPORE 1.2%

CONSUMER DISCRETIONARY 0.0%
Singapore Press Holdings Ltd.	74,400	142

FINANCIALS 0.8%
DBS Group Holdings Ltd.	83,910	1,632
Oversea-Chinese Banking Corp. Ltd.	142,500	1,214
United Overseas Bank Ltd.	64,200	1,258

		4,104

INDUSTRIALS 0.3%
ComfortDelGro Corp. Ltd.	181,600	313
Hutchison Port Holdings Trust	220,700	62

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Keppel Corp. Ltd.	179,600	$939
Singapore Airlines Ltd.	40,267	315

		1,629

INFORMATION TECHNOLOGY 0.0%
Venture Corp. Ltd.	11,800	154

REAL ESTATE 0.1%
CapitaLand Ltd.	120,600	279
City Developments Ltd.	22,600	181
UOL Group Ltd.	27,400	153
Yanlord Land Group Ltd.	112,500	131

		744

TELECOMMUNICATION SERVICES 0.0%
Singapore Telecommunications Ltd.	48,500	110

Total Singapore		6,883

SOUTH AFRICA 0.3%

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV (a)	218,725	21

FINANCIALS 0.3%
Investec PLC	57,392	406
Old Mutual Ltd. (a)	710,870	1,405

		1,811

Total South Africa		1,832

SPAIN 3.6%

ENERGY 0.1%
Repsol S.A.	20,557	401

FINANCIALS 1.7%
Banco Bilbao Vizcaya Argentaria S.A.	177,956	1,255
Banco de Sabadell S.A.	264,386	442
Banco Santander S.A.	1,291,142	6,900
CaixaBank S.A.	84,356	363
Mapfre S.A.	85,598	257
Unicaja Banco S.A.	79,969	137

		9,354

INDUSTRIALS 0.5%
Abengoa S.A. ‘B’ (a)	226,011	2
Abertis Infraestructuras S.A.	13,807	296
ACS Actividades de Construccion y Servicios S.A.	38,286	1,545
Ferrovial S.A.	17,294	354
Obrascon Huarte Lain S.A.	129,403	413

		2,610

TELECOMMUNICATION SERVICES 0.5%
Telefonica S.A.	359,130	3,048

UTILITIES 0.8%
Acciona S.A.	5,518	455
Endesa S.A.	60,327	1,327
Gas Natural SDG S.A.	29,151	771

	SHARES	MARKET VALUE (000S)
Iberdrola S.A.	231,722	$1,787

		4,340

Total Spain		19,753

SWEDEN 1.6%

CONSUMER DISCRETIONARY 0.1%
Electrolux AB ‘B’	5,242	119
Hennes & Mauritz AB ‘B’	28,380	422

		541

CONSUMER STAPLES 0.0%
Swedish Match AB	4,332	214

FINANCIALS 0.5%
Nordea Bank AB	140,060	1,343
Ratos AB ‘B’	38,884	130
Skandinaviska Enskilda Banken AB ‘A’	61,531	582
Swedbank AB ‘A’	29,516	629

		2,684

HEALTH CARE 0.0%
Getinge AB ‘B’	19,168	174

INDUSTRIALS 0.3%
Atlas Copco AB ‘A’	4,965	144
Epiroc AB (a)	9,570	100
S.A.S. AB (a)	181,855	347
Sandvik AB	17,391	307
Volvo AB ‘B’	31,052	494

		1,392

INFORMATION TECHNOLOGY 0.3%
Telefonaktiebolaget LM Ericsson ‘B’	236,688	1,824

TELECOMMUNICATION SERVICES 0.4%
Tele2 AB ‘B’	72,537	850
Telia Co. AB	231,502	1,055

		1,905

Total Sweden		8,734

SWITZERLAND 5.2%

CONSUMER DISCRETIONARY 0.1%
Cie Financiere Richemont S.A.	1,634	138
Garmin Ltd.	2,675	163

		301

CONSUMER STAPLES 0.7%
Aryzta AG (a)	11,018	165
Nestle S.A.	52,326	4,055

		4,220

ENERGY 0.2%
Transocean Ltd.	86,444	1,162

FINANCIALS 2.1%
Baloise Holding AG	2,469	358
Credit Suisse Group AG	109,732	1,641
Helvetia Holding AG	228	130

	SHARES	MARKET VALUE (000S)
Swiss Life Holding AG	4,627	$1,604
Swiss Re AG	33,074	2,888
UBS Group AG	96,418	1,478
Zurich Insurance Group AG	11,671	3,452

		11,551

HEALTH CARE 1.5%
Novartis AG	60,282	4,567
Roche Holding AG	17,259	3,829

		8,396

INDUSTRIALS 0.3%
ABB Ltd.	26,201	572
Adecco Group AG	4,782	282
Ferguson PLC	7,458	603
Kuehne + Nagel International AG	897	135

		1,592

INFORMATION TECHNOLOGY 0.1%
STMicroelectronics NV	10,105	224
TE Connectivity Ltd.	5,103	460

		684

MATERIALS 0.1%
Glencore PLC	104,250	495
LafargeHolcim Ltd.	2,333	113

		608

TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	879	392

Total Switzerland		28,906

UNITED KINGDOM 15.5%

CONSUMER DISCRETIONARY 2.4%
Barratt Developments PLC	31,315	212
Berkeley Group Holdings PLC	9,967	497
Burberry Group PLC	6,238	177
Compass Group PLC	39,304	838
Dixons Carphone PLC	57,254	141
Fiat Chrysler Automobiles NV	150,541	2,844
Greene King PLC	27,978	212
Inchcape PLC	24,961	257
InterContinental Hotels Group PLC	4,893	304
ITV PLC	170,337	389
Kingfisher PLC	281,320	1,100
Marks & Spencer Group PLC	347,816	1,351
Next PLC	12,853	1,023
Pearson PLC	95,654	1,114
Persimmon PLC	6,626	221
Sky PLC	6,762	130
Sports Direct International PLC	22,016	116
Taylor Wimpey PLC	88,896	209
Thomas Cook Group PLC	309,306	438
Whitbread PLC	2,181	114
William Hill PLC	112,774	450
WPP PLC	71,361	1,121

		13,258

CONSUMER STAPLES 1.7%
British American Tobacco PLC	12,893	649
Diageo PLC	17,677	635

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	49

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Imperial Brands PLC	41,258	$1,532
J Sainsbury PLC	337,564	1,429
Reckitt Benckiser Group PLC	4,422	363
Tate & Lyle PLC	14,449	123
Tesco PLC	83,353	282
Unilever NV	34,050	1,897
Unilever PLC	29,139	1,610
WM Morrison Supermarkets PLC	256,206	850

		9,370

ENERGY 1.1%
BP PLC	763,780	5,811
Petrofac Ltd.	15,966	123

		5,934

FINANCIALS 4.9%
3i Group PLC	12,796	152
Aviva PLC	235,676	1,564
Barclays PLC	1,935,633	4,784
CYBG PLC	80,011	335
Direct Line Insurance Group PLC	199,934	902
HSBC Holdings PLC	1,195,877	11,175
Intermediate Capital Group PLC	21,169	307
Legal & General Group PLC	159,331	557
Lloyds Banking Group PLC	3,341,112	2,772
Man Group PLC	135,526	314
Provident Financial PLC	24,753	195
Quilter PLC (a)	236,957	453
Royal Bank of Scotland Group PLC (a)	466,072	1,569
Standard Chartered PLC	218,712	1,987
Standard Life Aberdeen PLC	28,948	124

		27,190

HEALTH CARE 1.1%
AstraZeneca PLC	39,744	2,749
GlaxoSmithKline PLC	162,811	3,282
Smith & Nephew PLC	6,112	113

		6,144

INDUSTRIALS 1.5%
Aggreko PLC	16,953	151
BAE Systems PLC	132,727	1,129
Capita PLC	350,444	737
CNH Industrial NV	10,140	107
easyJet PLC	35,424	779
Experian PLC	4,845	119
Firstgroup PLC (a)	118,606	130
G4S PLC	48,741	172
International Consolidated Airlines Group S.A.	107,159	935
National Express Group PLC	43,212	228
RELX NV	12,466	265
RELX PLC	7,592	162
Rolls-Royce Holdings PLC	80,064	1,043
Royal Mail PLC	300,389	1,998
Stagecoach Group PLC	93,266	174
Travis Perkins PLC	19,670	369

		8,498

INFORMATION TECHNOLOGY 0.0%
Sage Group PLC	13,646	113

	SHARES	MARKET VALUE (000S)
MATERIALS 1.1%
Anglo American PLC	20,780	$461
Mondi PLC	8,735	236
Rio Tinto Ltd.	38,633	2,387
Rio Tinto PLC	49,791	2,744

		5,828

TELECOMMUNICATION SERVICES 0.8%
BT Group PLC	226,696	650
Inmarsat PLC	18,412	133
TalkTalk Telecom Group PLC	87,480	121
Vodafone Group PLC	1,457,126	3,530

		4,434

UTILITIES 0.9%
Centrica PLC	771,735	1,603
Drax Group PLC	27,366	118
National Grid PLC	158,929	1,756
Severn Trent PLC	11,169	291
SSE PLC	38,684	691
United Utilities Group PLC	29,954	301

		4,760

Total United Kingdom		85,529

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%
Carnival PLC	10,431	596

Total United States		596

Total Common Stocks (Cost $479,910)		539,116

PREFERRED STOCKS 0.7%

GERMANY 0.7%

INDUSTRIALS 0.7%
Schaeffler AG	8,180	106
Volkswagen AG	21,215	3,505

		3,611

Total Preferred Stocks (Cost $3,369)		3,611

REAL ESTATE INVESTMENT TRUSTS 0.5%

AUSTRALIA 0.1%

REAL ESTATE 0.1%
Mirvac Group	169,008	271
Stockland	83,606	246

		517

Total Australia		517

CANADA 0.2%

REAL ESTATE 0.2%
Artis Real Estate Investment Trust	22,259	222
Cominar Real Estate Investment Trust	34,373	335
Dream Office Real Estate Investment Trust	24,278	433

		990

Total Canada		990

	SHARES	MARKET VALUE (000S)
HONG KONG 0.0%

REAL ESTATE 0.0%
Link REIT	26,500	$241

Total Hong Kong		241

UNITED KINGDOM 0.2%

REAL ESTATE 0.2%
British Land Co. PLC	21,848	193
Intu Properties PLC	76,546	182
Land Securities Group PLC	51,361	647

		1,022

Total United Kingdom		1,022

Total Real Estate Investment Trusts (Cost $2,873)		2,770

RIGHTS 0.0%

ITALY 0.0%

FINANCIALS 0.0%
Intesa Sanpaolo SpA - Exp. 07/17/2018	679,328	0

Total Italy		0

SPAIN 0.0%

ENERGY 0.0%
Repsol S.A. - Exp. 07/06/2018	24,644	14

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2018	40,482	42

Total Spain		56

Total Rights (Cost $58)		56

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	3

Total Warrants (Cost $0)		3

Total Investments in Securities (Cost $486,210)		545,556

Total Investments 98.9% (Cost $486,210)		$545,556

Other Assets and Liabilities, net 1.1%		6,197

Net Assets 100.0%		$551,753

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21)	$0	$(21)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$786	$0	$786
Consumer Staples	0	4,787	0	4,787
Energy	0	1,300	0	1,300
Financials	0	15,065	0	15,065
Health Care	0	864	0	864
Industrials	0	2,201	0	2,201
Materials	0	8,765	0	8,765
Real Estate	0	339	0	339
Telecommunication Services	0	1,090	0	1,090
Utilities	0	123	0	123
Austria
Energy	0	750	0	750
Financials	0	2,008	0	2,008
Industrials	0	110	0	110
Materials	0	163	0	163
Belgium
Consumer Staples	0	135	0	135
Financials	0	2,201	0	2,201
Health Care	0	109	0	109
Industrials	211	0	0	211
Telecommunication Services	0	446	0	446
Canada
Consumer Discretionary	2,889	0	0	2,889
Consumer Staples	1,085	0	0	1,085
Energy	4,950	0	0	4,950
Financials	16,405	0	0	16,405
Industrials	3,140	0	0	3,140
Information Technology	255	0	0	255
Materials	2,004	0	0	2,004
Telecommunication Services	1,108	0	0	1,108
Utilities	1,464	0	0	1,464
Denmark
Consumer Staples	0	360	0	360
Financials	0	120	0	120
Health Care	0	781	0	781
Industrials	0	1,819	0	1,819
Finland
Consumer Staples	0	122	0	122
Materials	0	1,426	0	1,426
Utilities	0	599	0	599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
France
Consumer Discretionary	$0	$7,635	$0	$7,635
Consumer Staples	0	3,184	0	3,184
Energy	0	2,952	0	2,952
Financials	0	13,439	0	13,439
Health Care	0	5,974	0	5,974
Industrials	0	10,550	0	10,550
Information Technology	115	589	0	704
Materials	0	271	0	271
Real Estate	0	108	0	108
Telecommunication Services	0	3,084	0	3,084
Utilities	0	7,384	0	7,384
Germany
Consumer Discretionary	0	8,765	0	8,765
Consumer Staples	0	876	0	876
Financials	0	9,644	0	9,644
Health Care	0	3,710	0	3,710
Industrials	0	6,901	0	6,901
Information Technology	0	437	0	437
Materials	0	5,900	0	5,900
Real Estate	0	218	0	218
Telecommunication Services	0	2,251	0	2,251
Utilities	0	7,826	0	7,826
Hong Kong
Consumer Discretionary	0	1,490	0	1,490
Financials	0	670	0	670
Industrials	245	1,194	0	1,439
Information Technology	0	400	0	400
Materials	0	94	0	94
Real Estate	0	7,934	0	7,934
Telecommunication Services	0	98	0	98
Utilities	0	323	0	323
Ireland
Financials	0	290	0	290
Health Care	1,804	0	0	1,804
Industrials	305	0	0	305
Materials	0	1,101	0	1,101
Israel
Financials	0	1,962	0	1,962
Health Care	2,125	0	0	2,125
Materials	0	431	0	431
Telecommunication Services	0	467	0	467

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	51

Schedule of Investments PIMCO RAE International Fund (Cont.)

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Italy
Consumer Discretionary	$0	$104	$0	$104
Energy	0	3,157	0	3,157
Financials	0	10,017	0	10,017
Industrials	0	388	0	388
Telecommunication Services	0	810	0	810
Utilities	0	3,854	0	3,854
Japan
Consumer Discretionary	0	29,396	0	29,396
Consumer Staples	0	8,824	0	8,824
Energy	0	2,831	0	2,831
Financials	0	24,945	0	24,945
Health Care	0	4,940	0	4,940
Industrials	0	26,284	0	26,284
Information Technology	0	18,715	0	18,715
Materials	0	7,446	0	7,446
Real Estate	0	1,628	0	1,628
Telecommunication Services	0	5,457	0	5,457
Utilities	0	8,607	0	8,607
Luxembourg
Consumer Discretionary	0	434	0	434
Materials	0	109	0	109
Macau
Consumer Discretionary	0	503	0	503
Netherlands
Consumer Staples	0	2,731	0	2,731
Energy	0	6,519	0	6,519
Financials	0	4,562	0	4,562
Health Care	0	1,928	0	1,928
Industrials	0	1,096	0	1,096
Materials	0	999	0	999
Telecommunication Services	592	357	0	949
New Zealand
Materials	0	406	0	406
Telecommunication Services	0	331	0	331
Utilities	0	128	0	128
Norway
Consumer Staples	0	141	0	141
Energy	0	2,258	0	2,258
Financials	0	511	0	511
Materials	0	695	0	695
Telecommunication Services	0	781	0	781
Portugal
Financials	0	0	1	1
Materials	0	367	0	367
Utilities	0	1,305	0	1,305
Singapore
Consumer Discretionary	0	142	0	142
Financials	0	4,104	0	4,104
Industrials	0	1,629	0	1,629
Information Technology	0	154	0	154
Real Estate	0	744	0	744
Telecommunication Services	0	110	0	110
South Africa
Consumer Discretionary	21	0	0	21
Financials	0	1,811	0	1,811
Spain
Energy	0	401	0	401
Financials	0	9,354	0	9,354

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Industrials	$2	$2,608	$0	$2,610
Telecommunication Services	0	3,048	0	3,048
Utilities	0	4,340	0	4,340
Sweden
Consumer Discretionary	0	541	0	541
Consumer Staples	0	214	0	214
Financials	0	2,684	0	2,684
Health Care	0	174	0	174
Industrials	100	1,292	0	1,392
Information Technology	0	1,824	0	1,824
Telecommunication Services	0	1,905	0	1,905
Switzerland
Consumer Discretionary	163	138	0	301
Consumer Staples	0	4,220	0	4,220
Energy	1,162	0	0	1,162
Financials	0	11,551	0	11,551
Health Care	0	8,396	0	8,396
Industrials	0	1,592	0	1,592
Information Technology	460	224	0	684
Materials	0	608	0	608
Telecommunication Services	0	392	0	392
United Kingdom
Consumer Discretionary	2,844	10,414	0	13,258
Consumer Staples	0	9,370	0	9,370
Energy	0	5,934	0	5,934
Financials	453	26,737	0	27,190
Health Care	0	6,144	0	6,144
Industrials	0	8,498	0	8,498
Information Technology	0	113	0	113
Materials	0	5,828	0	5,828
Telecommunication Services	0	4,434	0	4,434
Utilities	0	4,760	0	4,760
United States
Consumer Discretionary	0	596	0	596
Preferred Stocks
Germany
Industrials	0	3,611	0	3,611
Real Estate Investment Trusts
Australia
Real Estate	0	517	0	517
Canada
Real Estate	990	0	0	990
Hong Kong
Real Estate	0	241	0	241
United Kingdom
Real Estate	0	1,022	0	1,022
Rights
Spain
Energy	14	0	0	14
Industrials	42	0	0	42
Warrants
Spain
Industrials	3	0	0	3

Total Investments	$44,951	$500,604	$1	$545,556

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

COMMON STOCKS 98.7%

BERMUDA 0.3%

FINANCIALS 0.3%
XL Group Ltd.	37,108	$2,076

Total Bermuda		2,076

IRELAND 0.2%

INFORMATION TECHNOLOGY 0.2%
Accenture PLC ‘A’	6,881	1,126

Total Ireland		1,126

UNITED STATES 98.2%

CONSUMER DISCRETIONARY 14.1%
Abercrombie & Fitch Co. ‘A’	104,297	2,553
Adient PLC	1,545	76
American Eagle Outfitters, Inc.	32,777	762
Ascena Retail Group, Inc. (a)	37,187	148
AutoNation, Inc. (a)	5,305	258
Bed Bath & Beyond, Inc.	133,229	2,655
Best Buy Co., Inc.	28,299	2,110
Big Lots, Inc.	17,374	726
Brinker International, Inc.	11,047	526
Caesars Entertainment Corp. (a)	36,177	387
Carnival Corp.	18,996	1,089
Carter’s, Inc.	2,214	240
CBS Corp. NVDR ‘B’	38,955	2,190
Chico’s FAS, Inc.	54,500	444
Comcast Corp. ‘A’	126,076	4,136
Dick’s Sporting Goods, Inc.	13,803	486
Dillard’s, Inc. ‘A’	17,945	1,696
Discovery, Inc. (a)	22,804	627
Dollar General Corp.	10,798	1,065
Foot Locker, Inc.	12,286	647
Ford Motor Co.	214,890	2,379
Fossil Group, Inc. (a)	93,363	2,509
GameStop Corp. ‘A’	94,821	1,381
Gap, Inc.	70,970	2,299
General Motors Co.	101,451	3,997
Genuine Parts Co.	4,182	384
GNC Holdings, Inc. ‘A’ (a)	149,647	527
Goodyear Tire & Rubber Co.	24,252	565
Graham Holdings Co. ‘B’	216	127
H&R Block, Inc.	18,476	421
Harley-Davidson, Inc.	7,083	298
Home Depot, Inc.	36,797	7,179
International Game Technology PLC	10,392	241
Interpublic Group of Cos., Inc.	28,840	676
JC Penney Co., Inc. (a)	278,182	651
Kohl’s Corp.	75,427	5,499
L Brands, Inc.	23,535	868
Las Vegas Sands Corp.	7,253	554
Liberty Media Corp-Liberty SiriusXM (a)	24,521	1,112
Lowe’s Cos., Inc.	46,425	4,437
Macy’s, Inc.	114,928	4,302
Mattel, Inc.	44,221	726
McDonald’s Corp.	32,852	5,147
NIKE, Inc. ‘B’	16,412	1,308
Nordstrom, Inc.	33,299	1,724
NVR, Inc. (a)	84	249
O’Reilly Automotive, Inc. (a)	2,222	608

	SHARES	MARKET VALUE (000S)
Office Depot, Inc.	216,647	$552
Omnicom Group, Inc.	12,195	930
Polaris Industries, Inc.	742	91
PulteGroup, Inc.	13,082	376
PVH Corp.	2,556	383
Qurate Retail, Inc. (a)	73,157	1,552
Ralph Lauren Corp.	10,369	1,304
Royal Caribbean Cruises Ltd.	2,439	253
Sally Beauty Holdings, Inc. (a)	45,991	737
Sears Holdings Corp. (a)	45,969	109
Signet Jewelers Ltd.	8,299	463
Six Flags Entertainment Corp.	4,016	281
Tapestry, Inc.	16,229	758
Target Corp.	88,337	6,724
TEGNA, Inc.	9,478	103
Tiffany & Co.	1,125	148
TJX Cos., Inc.	12,647	1,204
Tribune Media Co. ‘A’	19,545	748
Tupperware Brands Corp.	9,383	387
Twenty-First Century Fox, Inc. ‘A’	94,518	4,697
Urban Outfitters, Inc. (a)	12,841	572
VF Corp.	11,091	904
Viacom, Inc. ‘B’	141,456	4,266
Visteon Corp. (a)	7,295	943
Walt Disney Co.	41,211	4,319
Weight Watchers International, Inc. (a)	14,629	1,479
Wendy’s Co.	32,815	564
Whirlpool Corp.	1,981	290
Williams-Sonoma, Inc.	4,644	285
Wyndham Destinations, Inc.	15,594	690
Wyndham Hotels & Resorts, Inc.	15,594	917
Wynn Resorts Ltd.	965	161
Yum! Brands, Inc.	13,449	1,052

		111,231

CONSUMER STAPLES 7.5%
Altria Group, Inc.	20,310	1,153
Archer-Daniels-Midland Co.	42,154	1,932
Bunge Ltd.	7,885	550
Coca-Cola Co.	115,325	5,058
Colgate-Palmolive Co.	16,995	1,102
Costco Wholesale Corp.	7,565	1,581
Dr Pepper Snapple Group, Inc.	8,510	1,038
Estee Lauder Cos., Inc. ‘A’	3,177	453
Flowers Foods, Inc.	5,658	118
General Mills, Inc.	29,135	1,290
Herbalife Nutrition Ltd. (a)	30,666	1,647
HRG Group, Inc. (a)	40,477	530
JM Smucker Co.	4,199	451
Kimberly-Clark Corp.	2,647	279
Kraft Heinz Co.	2,672	168
Kroger Co.	204,574	5,820
Mondelez International, Inc. ‘A’	65,922	2,703
Nu Skin Enterprises, Inc. ‘A’	6,635	519
PepsiCo, Inc.	53,560	5,831
Philip Morris International, Inc.	55,216	4,458
Procter & Gamble Co.	104,321	8,143
Rite Aid Corp. (a)	257,256	445
Sysco Corp.	10,473	715
U.S. Foods Holding Corp. (a)	26,407	999
Wal-Mart Stores, Inc.	137,752	11,799
Walgreens Boots Alliance, Inc.	6,154	369

		59,151

	SHARES	MARKET VALUE (000S)
ENERGY 7.3%
Andeavor	7,587	$995
Antero Resources Corp. (a)	4,372	93
Apache Corp.	4,170	195
Chesapeake Energy Corp. (a)	223,199	1,170
Chevron Corp.	74,614	9,434
ConocoPhillips	65,070	4,530
CONSOL Energy, Inc. (a)	2,620	101
CVR Energy, Inc.	15,162	561
Diamond Offshore Drilling, Inc. (a)	38,565	805
Exxon Mobil Corp.	188,631	15,605
Helmerich & Payne, Inc.	2,413	154
Hess Corp.	24,753	1,656
HollyFrontier Corp.	41,294	2,826
Kinder Morgan, Inc.	65,272	1,153
Marathon Oil Corp.	27,565	575
Marathon Petroleum Corp.	44,769	3,141
Murphy Oil Corp.	23,614	797
Nabors Industries Ltd.	66,929	429
National Oilwell Varco, Inc.	21,161	918
Occidental Petroleum Corp.	32,532	2,722
Oceaneering International, Inc.	15,347	391
PBF Energy, Inc. ‘A’	11,334	475
Phillips 66	23,180	2,603
Rowan Cos. PLC ‘A’ (a)	19,162	311
Valero Energy Corp.	49,058	5,437
Whiting Petroleum Corp. (a)	3,192	168
Williams Cos., Inc.	15,377	417

		57,662

FINANCIALS 18.6%
Aflac, Inc.	41,895	1,802
Allstate Corp.	28,993	2,646
Ally Financial, Inc.	160,100	4,206
American Express Co.	57,512	5,636
American Financial Group, Inc.	3,190	342
American International Group, Inc.	210,979	11,186
Ameriprise Financial, Inc.	12,419	1,737
Assurant, Inc.	11,071	1,146
Bank of America Corp.	382,984	10,796
Bank of New York Mellon Corp.	49,237	2,655
BB&T Corp.	28,115	1,418
Berkshire Hathaway, Inc. ‘B’ (a)	32,892	6,139
BlackRock, Inc.	2,250	1,123
Brighthouse Financial, Inc. (a)	5,740	230
Capital One Financial Corp.	57,194	5,256
CIT Group, Inc.	26,162	1,319
Citigroup, Inc.	191,089	12,788
Citizens Financial Group, Inc.	30,661	1,193
CNO Financial Group, Inc.	29,556	563
Comerica, Inc.	2,624	239
Discover Financial Services	44,722	3,149
Fifth Third Bancorp	57,872	1,661
Franklin Resources, Inc.	27,769	890
Genworth Financial, Inc. ‘A’ (a)	194,381	875
Goldman Sachs Group, Inc.	13,169	2,905
Hartford Financial Services Group, Inc.	34,678	1,773
Invesco Ltd.	23,670	629
Jefferies Financial Group, Inc.	6,947	158
JPMorgan Chase & Co.	156,645	16,322
KeyCorp	9,822	192
Legg Mason, Inc.	30,554	1,061
Lincoln National Corp.	12,394	772

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	53

Schedule of Investments PIMCO RAE US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Loews Corp.	22,392	$1,081
LPL Financial Holdings, Inc.	9,349	613
MetLife, Inc.	46,091	2,010
Morgan Stanley	4,783	227
Navient Corp.	140,122	1,826
New York Community Bancorp, Inc.	39,926	441
Northern Trust Corp.	784	81
Old Republic International Corp.	6,334	126
OneMain Holdings, Inc. (a)	10,775	359
People’s United Financial, Inc.	5,814	105
PHH Corp. (a)	15,770	171
PNC Financial Services Group, Inc.	20,096	2,715
Principal Financial Group, Inc.	1,424	75
Progressive Corp.	6,533	386
Prudential Financial, Inc.	13,493	1,262
Raymond James Financial, Inc.	885	79
Regions Financial Corp.	62,372	1,109
Reinsurance Group of America, Inc.	3,480	464
Santander Consumer USA Holdings, Inc.	66,149	1,263
SLM Corp. (a)	46,137	528
State Street Corp.	21,771	2,027
SunTrust Banks, Inc.	21,030	1,388
Synchrony Financial	55,055	1,838
T Rowe Price Group, Inc.	7,995	928
Travelers Cos., Inc.	42,506	5,200
U.S. Bancorp	62,535	3,128
Unum Group	4,231	156
Voya Financial, Inc.	64,245	3,019
Wells Fargo & Co.	201,218	11,156
White Mountains Insurance Group Ltd.	623	565

		147,133

HEALTH CARE 13.9%
Abbott Laboratories	35,205	2,147
AbbVie, Inc.	38,534	3,570
Aetna, Inc.	17,423	3,197
Allergan PLC	11,259	1,877
Amgen, Inc.	22,198	4,098
Anthem, Inc.	28,936	6,888
Baxter International, Inc.	1,170	86
Bio-Rad Laboratories, Inc. ‘A’ (a)	539	155
Bristol-Myers Squibb Co.	24,727	1,368
Brookdale Senior Living, Inc. (a)	102,258	930
Cardinal Health, Inc.	16,419	802
Celgene Corp. (a)	2,056	163
Cigna Corp.	5,300	901
Community Health Systems, Inc. (a)	139,439	463
CVS Health Corp.	73,839	4,752
DaVita, Inc. (a)	4,020	279
Eli Lilly & Co.	22,813	1,947
Encompass Health Corp.	3,552	241
Envision Healthcare Corp. (a)	2,809	124
Express Scripts Holding Co. (a)	69,361	5,355
Gilead Sciences, Inc.	81,595	5,780
HCA Healthcare, Inc.	55,457	5,690
Henry Schein, Inc. (a)	1,198	87
Humana, Inc.	5,874	1,748
Johnson & Johnson	75,489	9,160
Kindred Healthcare, Inc. (a)	60,020	540
Laboratory Corp. of America Holdings (a)	618	111

	SHARES	MARKET VALUE (000S)
LifePoint Health, Inc. (a)	24,017	$1,172
Mallinckrodt PLC (a)	6,832	127
McKesson Corp.	5,289	706
MEDNAX, Inc. (a)	6,546	283
Merck & Co., Inc.	145,563	8,836
Mylan NV (a)	1,858	67
Patterson Cos., Inc.	16,647	377
Pfizer, Inc.	511,980	18,575
Quest Diagnostics, Inc.	10,439	1,148
Tenet Healthcare Corp. (a)	128,491	4,313
United Therapeutics Corp. (a)	2,554	289
UnitedHealth Group, Inc.	26,177	6,422
Universal Health Services, Inc. ‘B’	6,005	669
Valeant Pharmaceuticals International, Inc. (a)	189,555	4,405
Varian Medical Systems, Inc. (a)	824	94

		109,942

INDUSTRIALS 8.7%
3M Co.	13,319	2,620
AGCO Corp.	9,509	577
American Airlines Group, Inc.	71,329	2,708
Avis Budget Group, Inc. (a)	55,903	1,817
Boeing Co.	16,692	5,600
Caterpillar, Inc.	24,385	3,308
CSX Corp.	27,896	1,779
Cummins, Inc.	4,451	592
Deere & Co.	28,036	3,920
Delta Air Lines, Inc.	8,752	434
Dover Corp.	2,913	213
Dun & Bradstreet Corp.	3,789	465
Eaton Corp. PLC	5,637	421
Emerson Electric Co.	41,078	2,840
Expeditors International of Washington, Inc.	1,582	116
FedEx Corp.	6,016	1,366
Flowserve Corp.	10,977	444
Fluor Corp.	20,465	998
General Dynamics Corp.	5,394	1,006
General Electric Co.	739,333	10,062
Hertz Global Holdings, Inc. (a)	92,691	1,422
Honeywell International, Inc.	7,381	1,063
Illinois Tool Works, Inc.	10,238	1,418
JetBlue Airways Corp. (a)	12,875	244
L3 Technologies, Inc.	1,449	279
Lockheed Martin Corp.	1,269	375
ManpowerGroup, Inc.	7,568	651
Neilsen Holdings PLC	9,996	309
Norfolk Southern Corp.	8,555	1,291
Northrop Grumman Corp.	8,714	2,681
Oshkosh Corp.	1,125	79
Owens Corning	2,768	175
Parker-Hannifin Corp.	1,286	200
Pitney Bowes, Inc.	76,263	654
Quanta Services, Inc. (a)	7,740	259
Raytheon Co.	7,157	1,383
Republic Services, Inc.	4,175	285
Robert Half International, Inc.	6,766	441
Ryder System, Inc.	9,676	695
Southwest Airlines Co.	1,820	93
Stanley Black & Decker, Inc.	3,105	412
Timken Co.	3,373	147
TransDigm Group, Inc.	253	87
Trinity Industries, Inc.	17,983	616
Union Pacific Corp.	31,176	4,417

	SHARES	MARKET VALUE (000S)
United Continental Holdings, Inc. (a)	12,679	$884
United Parcel Service, Inc. ‘B’	1,405	149
United Rentals, Inc. (a)	2,401	355
United Technologies Corp.	35,111	4,390
Waste Management, Inc.	7,328	596
WESCO International, Inc. (a)	4,468	255
WW Grainger, Inc.	4,737	1,461

		69,052

INFORMATION TECHNOLOGY 16.8%
Activision Blizzard, Inc.	15,025	1,147
Alphabet, Inc. ‘C’ (a)	1,671	1,864
Amdocs Ltd.	8,760	580
Apple, Inc.	164,549	30,460
Applied Materials, Inc.	9,440	436
Arrow Electronics, Inc. (a)	11,428	860
Avaya Holdings Corp. (a)	12,832	258
Avnet, Inc.	25,170	1,080
Booz Allen Hamilton Holding Corp.	25,697	1,124
CA, Inc.	38,627	1,377
Cisco Systems, Inc.	149,810	6,446
Citrix Systems, Inc. (a)	804	84
Conduent, Inc. (a)	21,097	383
Corning, Inc.	142,156	3,911
DXC Technology Co.	4,520	364
eBay, Inc. (a)	13,838	502
EchoStar Corp. ‘A’ (a)	2,203	98
F5 Networks, Inc. (a)	1,343	232
First Solar, Inc. (a)	7,945	418
Fiserv, Inc. (a)	2,513	186
Flex Ltd. (a)	21,858	309
Genpact Ltd.	3,643	105
Hewlett Packard Enterprise Co.	205,286	2,999
HP, Inc.	108,213	2,455
Intel Corp.	257,281	12,790
InterActiveCorp (a)	5,517	841
International Business Machines Corp.	105,300	14,710
Intuit, Inc.	2,987	610
Jabil, Inc.	25,454	704
Juniper Networks, Inc.	40,532	1,111
KLA-Tencor Corp.	7,531	772
Maxim Integrated Products, Inc.	1,947	114
Micron Technology, Inc. (a)	7,632	400
Microsoft Corp.	140,252	13,830
Motorola Solutions, Inc.	20,117	2,341
NetApp, Inc.	34,458	2,706
Oracle Corp.	135,580	5,974
Perspecta, Inc.	2,260	47
Qorvo, Inc. (a)	5,954	477
QUALCOMM, Inc.	92,618	5,198
Seagate Technology PLC	88,559	5,001
Symantec Corp.	50,025	1,033
Tech Data Corp. (a)	2,867	236
Teradata Corp. (a)	26,390	1,060
Texas Instruments, Inc.	17,362	1,914
Western Digital Corp.	10,463	810
Western Union Co.	65,635	1,334
Xerox Corp.	48,187	1,157
Xilinx, Inc.	1,230	80

		132,928

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
MATERIALS 2.4%
Alcoa Corp. (a)	34,713	$1,627
Ashland Global Holdings, Inc.	6,754	528
Avery Dennison Corp.	2,467	252
Bemis Co., Inc.	7,554	319
CF Industries Holdings, Inc.	22,247	988
Cleveland-Cliffs, Inc. (a)	18,608	157
Domtar Corp.	26,816	1,280
DowDuPont, Inc.	27,517	1,814
Eastman Chemical Co.	3,338	334
Graphic Packaging Holding Co.	9,424	137
Huntsman Corp.	5,008	146
International Paper Co.	20,210	1,052
LyondellBasell Industries NV ‘A’	48,679	5,347
Mosaic Co.	92,045	2,582
Newmont Mining Corp.	4,109	155
PPG Industries, Inc.	10,408	1,079
Praxair, Inc.	4,146	656
Reliance Steel & Aluminum Co.	4,966	435
Sealed Air Corp.	4,759	202
WestRock Co.	2,662	152

		19,242

REAL ESTATE 0.0%
Jones Lang LaSalle, Inc.	2,036	338

TELECOMMUNICATION SERVICES 3.5%
AT&T, Inc.	328,266	10,541
CenturyLink, Inc.	208,469	3,886
Frontier Communications Corp.	139,571	748
Sprint Corp. (a)	27,204	148
Telephone & Data Systems, Inc.	29,154	799
Verizon Communications, Inc.	222,573	11,198
Windstream Holdings, Inc.	21,644	114

		27,434

UTILITIES 5.4%
AES Corp.	210,802	2,827
Ameren Corp.	25,116	1,528

	SHARES	MARKET VALUE (000S)
American Electric Power Co., Inc.	35,274	$2,443
CenterPoint Energy, Inc.	38,627	1,070
CMS Energy Corp.	11,338	536
Consolidated Edison, Inc.	29,032	2,264
DTE Energy Co.	2,403	249
Duke Energy Corp.	51,049	4,037
Edison International	18,815	1,191
Entergy Corp.	38,686	3,126
Evergy, Inc.	6,916	388
Eversource Energy	13,304	780
Exelon Corp.	93,756	3,994
FirstEnergy Corp.	88,061	3,162
Hawaiian Electric Industries, Inc.	7,662	263
MDU Resources Group, Inc.	27,272	782
NextEra Energy, Inc.	5,736	958
NRG Energy, Inc.	42,764	1,313
PG&E Corp.	44,389	1,889
Pinnacle West Capital Corp.	8,754	705
Portland General Electric Co.	7,861	336
PPL Corp.	42,698	1,219
Public Service Enterprise Group, Inc.	40,680	2,203
SCANA Corp.	25,547	984
Sempra Energy	3,362	390
Southern Co.	28,095	1,301
UGI Corp.	1,715	89
Vectren Corp.	3,670	262
Vistra Energy Corp. (a)	43,910	1,039
Xcel Energy, Inc.	23,561	1,076

		42,404

Total United States		776,517

Total Common Stocks (Cost $605,697)		779,719

REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%

FINANCIALS 0.2%
AGNC Investment Corp.	28,915	537
Annaly Capital Management, Inc.	94,731	975

	SHARES	MARKET VALUE (000S)
Chimera Investment Corp.	6,363	$116
Two Harbors Investment Corp.	5,310	84

		1,712

REAL ESTATE 0.7%
Brixmor Property Group, Inc.	15,513	270
CoreCivic, Inc.	37,227	889
DDR Corp.	10,268	184
Equity Residential	2,587	165
HCP, Inc.	15,730	406
Hospitality Properties Trust	12,878	369
Host Hotels & Resorts, Inc.	11,388	240
Iron Mountain, Inc.	10,495	367
Kimco Realty Corp.	15,279	260
Macerich Co.	1,832	104
Quality Care Properties, Inc. (a)	21,541	463
Senior Housing Properties Trust	23,188	420
Spirit MTA REIT (a)	1,853	19
Spirit Realty Capital, Inc.	18,539	149
Ventas, Inc.	7,337	418
VEREIT, Inc.	34,243	255
Welltower, Inc.	5,970	374

		5,352

Total Real Estate Investment Trusts (Cost $6,527)		7,064

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		4,267

Total Short-Term Instruments (Cost $4,267)		4,267

Total Investments in Securities (Cost $616,491)		791,050

Total Investments 100.1% (Cost $616,491)		$791,050

Other Assets and Liabilities, net (0.1)%		(517)

Net Assets 100.0%		$790,533

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$4,267	U.S. Treasury Notes 1.875% due 01/31/2022	$(4,354)	$4,267	$4,267

Total Repurchase Agreements						$(4,354)	$4,267	$4,267

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	55

Schedule of Investments PIMCO RAE US Fund (Cont.)

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,267	$0	$0	$4,267	$(4,354)	$(87)

Total Borrowings and Other Financing Transactions	$4,267	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$2,076	$0	$0	$2,076
Ireland
Information Technology	1,126	0	0	1,126
United States
Consumer Discretionary	111,231	0	0	111,231
Consumer Staples	59,151	0	0	59,151
Energy	57,662	0	0	57,662
Financials	147,133	0	0	147,133
Health Care	109,942	0	0	109,942
Industrials	69,052	0	0	69,052
Information Technology	132,928	0	0	132,928

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Materials	$19,242	$0	$0	$19,242
Real Estate	338	0	0	338
Telecommunication Services	27,434	0	0	27,434
Utilities	42,404	0	0	42,404
Real Estate Investment Trusts
United States
Financials	1,712	0	0	1,712
Real Estate	5,352	0	0	5,352
Short-Term Instruments
Repurchase Agreements	0	4,267	0	4,267

Total Investments	$786,783	$4,267	$0	$791,050

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Small Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 86.4%

UNITED STATES 86.4%

CONSUMER DISCRETIONARY 20.3%
Aaron’s, Inc.	15,974	$694
Acushnet Holdings Corp.	2,963	72
Adtalem Global Education, Inc. (a)	9,348	450
AMC Entertainment Holdings, Inc. ‘A’	4,283	68
AMC Networks, Inc. ‘A’ (a)	1,454	90
America’s Car-Mart, Inc. (a)	1,261	78
American Axle & Manufacturing Holdings, Inc. (a)	5,921	92
American Outdoor Brands Corp. (a)	7,290	88
American Public Education, Inc. (a)	2,846	120
Asbury Automotive Group, Inc. (a)	5,379	369
Barnes & Noble Education, Inc. (a)	14,532	82
Barnes & Noble, Inc.	30,543	194
Bassett Furniture Industries, Inc.	1,083	30
Beazer Homes USA, Inc. (a)	5,020	74
Big 5 Sporting Goods Corp.	3,776	29
Biglari Holdings, Inc. (a)	7	7
BJ’s Restaurants, Inc.	2,264	136
Bloomin’ Brands, Inc.	11,739	236
Boot Barn Holdings, Inc. (a)	1,141	24
Boyd Gaming Corp.	7,262	252
Bridgepoint Education, Inc. (a)	8,390	55
Brinker International, Inc.	7,562	360
Buckle, Inc.	14,105	379
Cable One, Inc.	29	21
Caleres, Inc.	7,954	274
Callaway Golf Co.	4,407	84
Capella Education Co.	1,216	120
Career Education Corp. (a)	11,719	189
Carrols Restaurant Group, Inc. (a)	8,123	121
Cato Corp. ‘A’	10,990	271
Century Communities, Inc. (a)	2,206	70
Cheesecake Factory, Inc.	5,074	279
Chegg, Inc. (a)	1,890	52
Chico’s FAS, Inc.	23,309	190
Children’s Place, Inc.	1,476	178
Churchill Downs, Inc.	734	218
Citi Trends, Inc.	2,760	76
Conn’s, Inc. (a)	4,232	140
Container Store Group, Inc. (a)	6,427	54
Cooper Tire & Rubber Co.	9,440	248
Cooper-Standard Holding, Inc. (a)	2,098	274
Core-Mark Holding Co., Inc.	3,706	84
Cracker Barrel Old Country Store, Inc.	364	57
Crocs, Inc. (a)	13,478	237
CSS Industries, Inc.	1,573	27
Dana, Inc.	10,275	207
Dave & Buster’s Entertainment, Inc. (a)	3,048	145
Deckers Outdoor Corp. (a)	4,352	491
Denny’s Corp. (a)	5,770	92
Dine Brands Global, Inc.	4,223	316
Dorman Products, Inc. (a)	1,263	86
Drive Shack, Inc. (a)	19,478	150
DSW Inc. ‘A’	15,426	398
Eldorado Resorts, Inc. (a)	4,364	171
Ethan Allen Interiors, Inc.	3,376	83
EW Scripps Co. ‘A’	1,766	24
Express, Inc. (a)	41,352	378
Extended Stay America, Inc.	5,999	130

	SHARES	MARKET VALUE (000S)
Fiesta Restaurant Group, Inc. (a)	1,787	$51
Five Below, Inc. (a)	1,006	98
Fox Factory Holding Corp. (a)	1,140	53
Francesca’s Holdings Corp. (a)	6,494	49
Fred’s, Inc. ‘A’	14,435	33
FTD Cos., Inc. (a)	5,489	25
G-III Apparel Group Ltd. (a)	6,397	284
Gannett Co., Inc.	42,770	458
Genesco, Inc. (a)	13,587	539
Gentherm, Inc. (a)	830	33
GoPro, Inc. ‘A’ (a)	9,860	63
Graham Holdings Co. ‘B’	221	130
Grand Canyon Education, Inc. (a)	804	90
Gray Television, Inc. (a)	5,670	90
Group 1 Automotive, Inc.	3,613	228
Groupon, Inc. (a)	71,738	308
Guess?, Inc.	24,414	522
Hamilton Beach Brands Holding Co.	1,552	45
Haverty Furniture Cos., Inc.	4,405	95
Helen of Troy Ltd. (a)	2,696	265
Hibbett Sports, Inc. (a)	9,464	217
Hilton Grand Vacations, Inc. (a)	2,506	87
Houghton Mifflin Harcourt Co. (a)	20,112	154
Hovnanian Enterprises, Inc. ‘A’ (a)	14,394	23
Iconix Brand Group, Inc. (a)	12,437	7
ILG, Inc.	5,370	177
International Speedway Corp. ‘A’	2,594	116
iRobot Corp. (a)	1,087	82
Jack in the Box, Inc.	3,739	318
John Wiley & Sons, Inc. ‘A’	6,665	416
K12, Inc. (a)	6,560	107
KB Home	9,386	256
Kirkland’s, Inc. (a)	5,832	68
La-Z-Boy, Inc.	5,451	167
Lands’ End, Inc. (a)	6,292	176
Laureate Education, Inc. ‘A’ (a)	5,627	81
LCI Industries	1,054	95
LGI Homes, Inc. (a)	415	24
Libbey, Inc.	3,874	31
Liberty Expedia Holdings, Inc. (a)	2,877	126
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	14,838	239
Lithia Motors, Inc. ‘A’	1,443	136
Lumber Liquidators Holdings, Inc. (a)	3,247	79
M/I Homes, Inc. (a)	3,877	103
Marcus Corp.	1,776	58
Marriott Vacations Worldwide Corp.	2,498	282
MDC Holdings, Inc.	4,613	142
MDC Partners, Inc. ‘A’ (a)	8,296	38
Media General, Inc. CVR «	2,855	0
Meredith Corp.	5,126	261
Meritage Homes Corp. (a)	3,609	159
Modine Manufacturing Co. (a)	2,717	50
Monarch Casino & Resort, Inc. (a)	461	20
Monro, Inc.	1,424	83
Movado Group, Inc.	3,230	156
MSG Networks, Inc. ‘A’ (a)	2,301	55
Murphy USA, Inc. (a)	4,668	347
National CineMedia, Inc.	26,332	221
New Media Investment Group, Inc.	4,228	78
New York Times Co. ‘A’	11,866	307
Nexstar Media Group, Inc. ‘A’	1,250	92
Nutrisystem, Inc.	1,430	55
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,542	184

	SHARES	MARKET VALUE (000S)
Overstock.com, Inc. (a)	1,972	$66
Oxford Industries, Inc.	1,699	141
Papa John’s International, Inc.	1,118	57
Party City Holdco, Inc. (a)	5,172	79
Penn National Gaming, Inc. (a)	16,963	570
Perry Ellis International, Inc. (a)	3,276	89
PetMed Express, Inc.	1,594	70
Pier 1 Imports, Inc.	90,791	216
Pinnacle Entertainment, Inc. (a)	18,979	640
Planet Fitness, Inc. ‘A’ (a)	993	44
RCI Hospitality Holdings, Inc.	694	22
Red Robin Gourmet Burgers, Inc. (a)	1,823	85
Red Rock Resorts, Inc. ‘A’	6,008	201
Regis Corp. (a)	11,169	185
Rent-A-Center, Inc.	40,322	594
RH (a)	3,463	484
Ruth’s Hospitality Group, Inc.	2,064	58
Scholastic Corp.	4,280	190
Scientific Games Corp. ‘A’ (a)	2,004	98
SeaWorld Entertainment, Inc. (a)	25,362	553
Shoe Carnival, Inc.	3,113	101
Shutterfly, Inc. (a)	3,431	309
Sinclair Broadcast Group, Inc. ‘A’	3,820	123
Sleep Number Corp. (a)	6,591	191
Sonic Automotive, Inc. ‘A’	9,024	186
Sonic Corp.	4,800	165
Sotheby’s (a)	5,928	322
Sportsman’s Warehouse Holdings, Inc. (a)	5,395	28
Standard Motor Products, Inc.	1,518	73
Steven Madden Ltd.	4,619	245
Stoneridge, Inc. (a)	707	25
Strayer Education, Inc.	1,409	159
Sturm Ruger & Co., Inc.	2,243	126
Superior Industries International, Inc.	3,386	61
Tailored Brands, Inc.	8,179	209
Taylor Morrison Home Corp. ‘A’ (a)	8,941	186
Tempur Sealy International, Inc. (a)	3,062	147
Tenneco, Inc.	5,684	250
Texas Roadhouse, Inc.	1,752	115
TopBuild Corp. (a)	3,155	247
Tower International, Inc.	2,741	87
Town Sports International Holdings, Inc. (a)	3,532	51
TravelCenters of America LLC (a)	9,552	33
TRI Pointe Group, Inc. (a)	9,376	153
tronc, Inc. (a)	5,184	90
Universal Electronics, Inc. (a)	621	21
Vera Bradley, Inc. (a)	4,188	59
Vista Outdoor, Inc. (a)	9,603	149
Vitamin Shoppe, Inc. (a)	5,463	38
VOXX International Corp. (a)	2,357	13
WideOpenWest, Inc. (a)	5,405	52
William Lyon Homes ‘A’ (a)	2,781	64
Wingstop, Inc.	398	21
Winnebago Industries, Inc.	377	15
Wolverine World Wide, Inc.	7,452	259
World Wrestling Entertainment, Inc. ‘A’	835	61
ZAGG, Inc. (a)	1,857	32
Zumiez, Inc. (a)	4,790	120

		28,274

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	57

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 4.2%
Alliance One International, Inc. (a)	2,068	$33
Andersons, Inc.	1,996	68
B&G Foods, Inc.	2,486	74
Boston Beer Co., Inc. ‘A’ (a)	454	136
Cal-Maine Foods, Inc. (a)	2,337	107
Calavo Growers, Inc.	211	20
Casey’s General Stores, Inc.	753	79
Central Garden & Pet Co. ‘A’ (a)	3,814	154
Chefs’ Warehouse, Inc. (a)	815	23
Coca-Cola Bottling Co. Consolidated	428	58
Darling Ingredients, Inc. (a)	14,676	292
Dean Foods Co.	40,854	429
Edgewell Personal Care Co. (a)	3,818	193
Energizer Holdings, Inc.	2,346	148
Fresh Del Monte Produce, Inc.	3,010	134
Hain Celestial Group, Inc. (a)	3,095	92
Hostess Brands, Inc. (a)	1,363	19
Ingles Markets, Inc. ‘A’	5,069	161
Inter Parfums, Inc.	1,295	69
J&J Snack Foods Corp.	615	94
Lancaster Colony Corp.	733	102
Medifast, Inc.	1,298	208
Performance Food Group Co. (a)	12,568	461
PriceSmart, Inc.	1,192	108
Revlon, Inc. ‘A’ (a)	1,304	23
Sanderson Farms, Inc.	1,770	186
Smart & Final Stores, Inc. (a)	6,991	39
SpartanNash Co.	8,541	218
Sprouts Farmers Market, Inc. (a)	10,298	227
SUPERVALU, Inc. (a)	30,484	626
TreeHouse Foods, Inc. (a)	1,502	79
United Natural Foods, Inc. (a)	6,202	265
Universal Corp.	5,214	344
USANA Health Sciences, Inc. (a)	1,779	205
Vector Group Ltd.	8,996	172
Village Super Market, Inc. ‘A’	646	19
WD-40 Co.	808	118
Weis Markets, Inc.	1,655	88

		5,871

ENERGY 3.9%
Arch Coal, Inc. ‘A’	253	20
Archrock, Inc.	4,983	60
Basic Energy Services, Inc. (a)	3,527	39
Bristow Group, Inc.	16,545	233
California Resources Corp. (a)	10,878	494
CARBO Ceramics, Inc. (a)	6,601	60
Cloud Peak Energy, Inc. (a)	46,968	164
CNX Resources Corp. (a)	7,713	137
Delek U.S. Holdings, Inc.	6,157	309
Denbury Resources, Inc. (a)	77,000	370
Dorian LPG Ltd. (a)	7,949	61
Dril-Quip, Inc. (a)	3,330	171
Enbridge Energy Management LLC «	58,437	0
EP Energy Corp. ‘A’ (a)	12,303	37
Exterran Corp. (a)	5,926	148
Green Plains, Inc.	3,228	59
Gulfport Energy Corp. (a)	3,248	41
Halcon Resources Corp. (a)	7,510	33
Helix Energy Solutions Group, Inc. (a)	6,792	57
HighPoint Resources Corp. (a)	11,621	71
International Seaways, Inc. (a)	8,959	207
Kosmos Energy Ltd. (a)	4,217	35

	SHARES	MARKET VALUE (000S)
Matrix Service Co. (a)	1,058	$19
McDermott International, Inc. (a)	3,394	67
NACCO Industries, Inc. ‘A’	1,022	34
Newpark Resources, Inc. (a)	1,538	17
Oasis Petroleum, Inc. (a)	4,138	54
Oil States International, Inc. (a)	3,142	101
Overseas Shipholding Group, Inc. ‘A’ (a)	30,282	117
PBF Energy, Inc. ‘A’	8,854	371
PDC Energy, Inc. (a)	1,085	66
Peabody Energy Corp.	6,430	292
Pioneer Energy Services Corp. (a)	12,627	74
QEP Resources, Inc. (a)	9,415	115
Renewable Energy Group, Inc. (a)	7,452	133
REX American Resources Corp. (a)	477	39
SandRidge Energy, Inc. (a)	6,461	115
SEACOR Holdings, Inc. (a)	2,387	137
SEACOR Marine Holdings, Inc. (a)	2,342	54
SemGroup Corp. ‘A’	1,532	39
SM Energy Co.	1,956	50
Southwestern Energy Co. (a)	11,367	60
Superior Energy Services, Inc. (a)	11,177	109
TETRA Technologies, Inc. (a)	4,651	21
Tidewater, Inc. (a)	3,658	106
Unit Corp. (a)	1,501	38
W&T Offshore, Inc. (a)	27,354	196
World Fuel Services Corp.	8,806	180

		5,410

FINANCIALS 14.3%
Ambac Financial Group, Inc. (a)	18,537	368
American Equity Investment Life Holding Co.	19,390	698
Ameris Bancorp	301	16
AMERISAFE, Inc.	828	48
AmTrust Financial Services, Inc.	5,704	83
Arlington Asset Investment Corp. ‘A’	3,238	33
Artisan Partners Asset Management, Inc. ‘A’	1,929	58
Associated Banc-Corp.	8,084	221
Banc of California, Inc.	2,743	54
BancFirst Corp.	899	53
Bancorp, Inc. (a)	6,237	65
BancorpSouth Bank	4,992	165
Bank of Hawaii Corp.	3,284	274
BankUnited, Inc.	2,624	107
Banner Corp.	1,668	100
Beneficial Bancorp, Inc.	5,427	88
Berkshire Hills Bancorp, Inc.	2,089	85
BGC Partners, Inc. ‘A’	11,908	135
BofI Holding, Inc. (a)	1,808	74
Boston Private Financial Holdings, Inc.	6,124	97
Brookline Bancorp, Inc.	6,800	127
Bryn Mawr Bank Corp.	668	31
Camden National Corp.	1,477	68
Cannae Holdings, Inc. (a)	9,823	182
Capitol Federal Financial, Inc.	16,772	221
Cathay General Bancorp	4,305	174
CenterState Banks, Inc.	1,286	38
Central Pacific Financial Corp.	2,212	63
Chemical Financial Corp.	1,139	63
City Holding Co.	1,159	87
Cohen & Steers, Inc.	1,721	72
Columbia Banking System, Inc.	3,599	147

	SHARES	MARKET VALUE (000S)
Community Bank System, Inc.	2,691	$159
Community Trust Bancorp, Inc.	1,577	79
Cowen, Inc. (a)	8,767	121
Customers Bancorp, Inc. (a)	2,200	62
CVB Financial Corp.	4,433	99
Dime Community Bancshares, Inc.	4,050	79
Donnelley Financial Solutions, Inc. (a)	12,388	215
Eagle Bancorp, Inc. (a)	1,148	70
eHealth, Inc. (a)	2,965	66
Employers Holdings, Inc.	3,410	137
Encore Capital Group, Inc. (a)	3,136	115
Enova International, Inc. (a)	6,017	220
Enterprise Financial Services Corp.	665	36
Essent Group Ltd. (a)	1,291	46
Evercore, Inc. ‘A’	2,134	225
EZCORP, Inc. ‘A’ (a)	17,661	213
FBL Financial Group, Inc. ‘A’	1,155	91
FCB Financial Holdings, Inc. ‘A’ (a)	1,030	61
Federal Agricultural Mortgage Corp. ‘C’	1,097	98
Federated Investors, Inc. ‘B’	10,010	233
Financial Institutions, Inc.	1,679	55
First Bancorp	1,185	49
First Busey Corp.	2,773	88
First Commonwealth Financial Corp.	9,139	142
First Community Bancshares, Inc.	806	26
First Financial Bancorp	5,854	179
First Financial Bankshares, Inc.	1,348	69
First Financial Corp.	1,856	84
First Hawaiian, Inc.	724	21
First Interstate BancSystem, Inc. ‘A’	1,662	70
First Merchants Corp.	1,988	92
First Midwest Bancorp, Inc.	4,436	113
FirstCash, Inc.	2,445	220
Flagstar Bancorp, Inc. (a)	3,297	113
Flushing Financial Corp.	3,355	88
Fulton Financial Corp.	23,144	382
GAIN Capital Holdings, Inc.	2,464	19
Glacier Bancorp, Inc.	3,632	141
Great Southern Bancorp, Inc.	1,081	62
Great Western Bancorp, Inc.	3,192	134
Green Dot Corp. ‘A’ (a)	2,773	204
Greenhill & Co., Inc.	7,508	213
Hanmi Financial Corp.	1,209	34
HCI Group, Inc.	1,318	55
Heartland Financial USA, Inc.	1,410	77
Hercules Capital, Inc.	5,600	71
Heritage Financial Corp.	2,416	84
Heritage Insurance Holdings, Inc.	3,910	65
Hilltop Holdings, Inc.	4,521	100
Home BancShares, Inc.	526	12
HomeStreet, Inc. (a)	1,552	42
HomeTrust Bancshares, Inc. (a)	927	26
Hope Bancorp, Inc.	3,787	68
Horace Mann Educators Corp.	3,372	150
Houlihan Lokey, Inc.	991	51
Independent Bank Corp.	1,408	110
Infinity Property & Casualty Corp.	1,082	154
International Bancshares Corp.	5,220	223
INTL FCStone, Inc. (a)	439	23
Investment Technology Group, Inc.	3,744	78
Kearny Financial Corp.	2,330	31
Kemper Corp.	6,278	475
Lakeland Bancorp, Inc.	695	14
Lakeland Financial Corp.	917	44

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
LegacyTexas Financial Group, Inc.	488	$19
MB Financial, Inc.	1,946	91
MBIA, Inc. (a)	53,985	488
Mercantile Bank Corp.	328	12
Mercury General Corp.	2,086	95
Morningstar, Inc.	1,141	146
National Bank Holdings Corp. ‘A’	4,662	180
National Western Life Group, Inc. ‘A’	212	65
Nationstar Mortgage Holdings, Inc. (a)	5,092	89
Navigators Group, Inc.	1,864	106
NBT Bancorp, Inc.	4,638	177
Nelnet, Inc. ‘A’	4,170	244
Northfield Bancorp, Inc.	4,807	80
Northwest Bancshares, Inc.	14,903	259
OceanFirst Financial Corp.	971	29
Ocwen Financial Corp. (a)	50,312	199
Old National Bancorp	14,751	274
Oppenheimer Holdings, Inc. ‘A’	1,608	45
Opus Bank	693	20
Oritani Financial Corp.	7,013	114
Park National Corp.	1,260	140
Peoples Bancorp, Inc.	866	33
PHH Corp. (a)	5,653	61
Piper Jaffray Cos.	2,027	156
PRA Group, Inc. (a)	5,803	224
ProAssurance Corp.	7,559	268
Provident Financial Services, Inc.	6,405	176
Regional Management Corp. (a)	2,285	80
Renasant Corp.	1,527	70
RLI Corp.	3,071	203
S&T Bancorp, Inc.	2,249	97
Safety Insurance Group, Inc.	1,190	102
Sandy Spring Bancorp, Inc.	1,845	76
Selective Insurance Group, Inc.	2,790	153
Simmons First National Corp. ‘A’	2,126	64
South State Corp.	948	82
Southside Bancshares, Inc.	575	19
State Bank Financial Corp.	1,280	43
Sterling Bancorp	4,808	113
Stewart Information Services Corp.	1,393	60
Stifel Financial Corp.	2,982	156
Stock Yards Bancorp, Inc.	353	13
TCF Financial Corp.	15,625	385
Tompkins Financial Corp.	813	70
Towne Bank	3,032	97
TriCo Bancshares	1,623	61
TrustCo Bank Corp.	11,620	103
Trustmark Corp.	6,859	224
UMB Financial Corp.	1,644	125
Union Bankshares Corp.	3,710	144
United Bankshares, Inc.	2,828	103
United Community Banks, Inc.	1,858	57
United Financial Bancorp, Inc.	3,869	68
United Fire Group, Inc.	1,634	89
Universal Insurance Holdings, Inc.	2,513	88
Univest Corp. of Pennsylvania	1,904	52
Valley National Bancorp	17,842	217
Virtus Investment Partners, Inc.	317	41
Waddell & Reed Financial, Inc. ‘A’	29,520	531
Walker & Dunlop, Inc.	2,006	112
Washington Federal, Inc.	11,724	383
Washington Trust Bancorp, Inc.	731	43
Waterstone Financial, Inc.	3,864	66
WesBanco, Inc.	2,490	112

	SHARES	MARKET VALUE (000S)
Westamerica Bancorporation	2,371	$134
World Acceptance Corp. (a)	2,539	282
WSFS Financial Corp.	1,243	66

		19,845

HEALTH CARE 6.9%
Abaxis, Inc.	1,238	103
Acadia Healthcare Co., Inc. (a)	7,541	308
Acorda Therapeutics, Inc. (a)	6,033	173
Akorn, Inc. (a)	2,744	46
Allscripts Healthcare Solutions, Inc. (a)	17,271	207
AMAG Pharmaceuticals, Inc. (a)	9,851	192
Amedisys, Inc. (a)	2,683	229
Amicus Therapeutics, Inc. (a)	1,605	25
AMN Healthcare Services, Inc. (a)	1,985	116
Amneal Pharmaceuticals, Inc. (a)	10,160	167
Amphastar Pharmaceuticals, Inc. (a)	1,035	16
AngioDynamics, Inc. (a)	6,152	137
Anika Therapeutics, Inc. (a)	430	14
Avanos Medical, Inc.	6,087	348
BioScrip, Inc. (a)	15,165	44
Cambrex Corp. (a)	1,509	79
Cantel Medical Corp.	461	45
Capital Senior Living Corp. (a)	4,253	45
Chemed Corp.	979	315
Civitas Solutions, Inc. (a)	3,159	52
Computer Programs & Systems, Inc.	1,992	66
CONMED Corp.	3,102	227
Cotiviti Holdings, Inc. (a)	577	25
Depomed, Inc. (a)	13,392	89
Diplomat Pharmacy, Inc. (a)	1,792	46
Emergent BioSolutions, Inc. (a)	3,979	201
Enanta Pharmaceuticals, Inc. (a)	703	81
Ensign Group, Inc.	2,778	100
Five Prime Therapeutics, Inc. (a)	885	14
Globus Medical, Inc. ‘A’ (a)	2,373	120
Haemonetics Corp. (a)	2,480	222
HMS Holdings Corp. (a)	4,319	93
Horizon Pharma PLC (a)	10,489	174
ICU Medical, Inc. (a)	149	44
Insmed, Inc. (a)	840	20
Integer Holdings Corp. (a)	2,904	188
Integra LifeSciences Holdings Corp. (a)	1,362	88
Invacare Corp.	7,631	142
K2M Group Holdings, Inc. (a)	1,035	23
Lannett Co., Inc. (a)	5,112	70
Lantheus Holdings, Inc. (a)	1,162	17
LHC Group, Inc. (a)	2,420	207
Ligand Pharmaceuticals, Inc. (a)	153	32
Luminex Corp.	3,873	114
Magellan Health, Inc. (a)	4,749	456
Medicines Co. (a)	2,577	95
Medidata Solutions, Inc. (a)	570	46
Medpace Holdings, Inc. (a)	508	22
Meridian Bioscience, Inc.	6,167	98
Merit Medical Systems, Inc. (a)	3,180	163
Myriad Genetics, Inc. (a)	19,980	747
National HealthCare Corp.	956	67
Natus Medical, Inc. (a)	2,256	78
Neogen Corp. (a)	1,250	100
NuVasive, Inc. (a)	2,695	140
NxStage Medical, Inc. (a)	684	19
Omnicell, Inc. (a)	1,662	87

	SHARES	MARKET VALUE (000S)
OPKO Health, Inc. (a)	17,128	$80
Orthofix International NV (a)	2,863	163
Owens & Minor, Inc.	23,735	397
PDL BioPharma, Inc. (a)	86,189	202
Penumbra, Inc. (a)	162	22
Portola Pharmaceuticals, Inc. (a)	405	15
Prestige Brands Holdings, Inc. (a)	3,973	152
Providence Service Corp. (a)	1,479	116
Quality Systems, Inc. (a)	7,068	138
Quidel Corp. (a)	1,598	106
Quorum Health Corp. (a)	11,028	55
R1 RCM, Inc. (a)	4,898	43
RadNet, Inc. (a)	7,937	119
Select Medical Holdings Corp. (a)	23,630	429
Spectrum Pharmaceuticals, Inc. (a)	3,974	83
SurModics, Inc. (a)	602	33
Syneos Health, Inc. (a)	1,952	92
Tivity Health, Inc. (a)	2,462	87
U.S. Physical Therapy, Inc.	823	79
Varex Imaging Corp. (a)	527	20

		9,613

INDUSTRIALS 16.2%
AAR Corp.	3,647	170
ABM Industries, Inc.	4,466	130
ACCO Brands Corp.	9,425	131
Actuant Corp. ‘A’	9,106	267
Advanced Disposal Services, Inc. (a)	2,514	62
Advanced Drainage Systems, Inc.	1,620	46
Aegion Corp. (a)	3,409	88
Aerojet Rocketdyne Holdings, Inc. (a)	645	19
Aerovironment, Inc. (a)	1,002	72
Air Transport Services Group, Inc. (a)	2,979	67
Aircastle Ltd.	11,243	230
Alamo Group, Inc.	153	14
Albany International Corp. ‘A’	2,036	122
Allegiant Travel Co.	1,472	205
Altra Industrial Motion Corp.	1,785	77
American Railcar Industries, Inc.	1,133	45
American Woodmark Corp. (a)	210	19
Apogee Enterprises, Inc.	1,305	63
Applied Industrial Technologies, Inc.	3,423	240
ArcBest Corp.	3,197	146
Armstrong Flooring, Inc. (a)	6,436	90
Armstrong World Industries, Inc. (a)	5,773	365
ASGN, Inc. (a)	1,703	133
Astec Industries, Inc.	1,114	67
Astronics Corp. (a)	521	19
Atkore International Group, Inc. (a)	3,273	68
Atlas Air Worldwide Holdings, Inc. (a)	3,897	279
AZZ, Inc.	892	39
Babcock & Wilcox Enterprises, Inc. (a)	49,306	117
Barnes Group, Inc.	3,070	181
Beacon Roofing Supply, Inc. (a)	2,289	98
BlueLinx Holdings, Inc. (a)	444	17
BMC Stock Holdings, Inc. (a)	1,572	33
Brady Corp. ‘A’	5,255	203
Briggs & Stratton Corp.	6,727	118
Brink’s Co.	882	70
Builders FirstSource, Inc. (a)	5,159	94
CAI International, Inc. (a)	3,928	91
Casella Waste Systems, Inc. ‘A’ (a)	3,427	88
CBIZ, Inc. (a)	5,549	128

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	59

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Chart Industries, Inc. (a)	1,779	$110
Civeo Corp. (a)	36,383	159
Clean Harbors, Inc. (a)	4,260	237
Columbus McKinnon Corp.	602	26
Comfort Systems USA, Inc.	2,320	106
Continental Building Products, Inc. (a)	906	29
Covanta Holding Corp.	14,828	245
Covenant Transportation Group, Inc. ‘A’ (a)	653	21
CRA International, Inc.	1,005	51
Cubic Corp.	1,753	113
Deluxe Corp.	4,444	294
Douglas Dynamics, Inc.	1,153	55
Dycom Industries, Inc. (a)	1,135	107
Echo Global Logistics, Inc. (a)	663	19
Encore Wire Corp.	1,218	58
EnerSys	3,032	226
Ennis, Inc.	3,843	78
EnPro Industries, Inc.	1,738	122
ESCO Technologies, Inc.	1,393	80
Essendant, Inc.	17,754	235
Esterline Technologies Corp. (a)	3,316	245
Exponent, Inc.	2,546	123
Federal Signal Corp.	4,675	109
Forward Air Corp.	510	30
Franklin Electric Co., Inc.	2,051	93
FTI Consulting, Inc. (a)	5,497	332
GATX Corp.	7,301	542
Generac Holdings, Inc. (a)	7,075	366
Gibraltar Industries, Inc. (a)	918	34
Global Brass & Copper Holdings, Inc.	2,055	64
GMS, Inc. (a)	1,993	54
Granite Construction, Inc.	1,757	98
Greenbrier Cos., Inc.	3,213	170
Griffon Corp.	6,134	109
H&E Equipment Services, Inc.	6,326	238
Harsco Corp. (a)	8,899	197
Hawaiian Holdings, Inc.	4,962	178
HC2 Holdings, Inc. (a)	4,243	25
Healthcare Services Group, Inc.	1,018	44
Heartland Express, Inc.	2,687	50
Heidrick & Struggles International, Inc.	3,999	140
Herc Holdings, Inc. (a)	2,716	153
Herman Miller, Inc.	5,441	184
Hillenbrand, Inc.	3,689	174
HNI Corp.	4,486	167
Hub Group, Inc. ‘A’ (a)	1,128	56
Huron Consulting Group, Inc. (a)	1,909	78
Hyster-Yale Materials Handling, Inc.	833	54
ICF International, Inc.	2,890	205
InnerWorkings, Inc. (a)	6,661	58
Insperity, Inc.	2,386	227
Interface, Inc.	4,541	104
ITT, Inc.	794	42
John Bean Technologies Corp.	559	50
Kadant, Inc.	899	86
Kaman Corp.	2,401	167
KBR, Inc.	8,580	154
Kelly Services, Inc. ‘A’	7,047	158
Kennametal, Inc.	5,668	203
Kforce, Inc.	6,330	217
Kimball International, Inc. ‘B’	1,391	22
Kirby Corp. (a)	1,081	90

	SHARES	MARKET VALUE (000S)
KLX, Inc. (a)	2,262	$163
Knight-Swift Transportation Holdings, Inc.	3,976	152
Knoll, Inc.	3,379	70
Korn/Ferry International	3,210	199
Kratos Defense & Security Solutions, Inc. (a)	2,753	32
Landstar System, Inc.	716	78
Lindsay Corp.	907	88
LSC Communications, Inc.	15,100	236
Marten Transport Ltd.	2,680	63
Masonite International Corp. (a)	1,551	111
MasTec, Inc. (a)	398	20
Matson, Inc.	2,632	101
Matthews International Corp. ‘A’	1,559	92
McGrath RentCorp	3,355	212
Mercury Systems, Inc. (a)	1,168	44
Meritor, Inc. (a)	5,423	112
Milacron Holdings Corp. (a)	3,630	69
Mobile Mini, Inc.	3,072	144
Moog, Inc. ‘A’	4,667	364
MRC Global, Inc. (a)	9,277	201
MSA Safety, Inc.	2,099	202
Mueller Industries, Inc.	6,333	187
Mueller Water Products, Inc. ‘A’	5,597	66
MYR Group, Inc. (a)	1,498	53
National Presto Industries, Inc.	651	81
Navigant Consulting, Inc. (a)	4,034	89
Navistar International Corp. (a)	1,419	58
NCI Building Systems, Inc. (a)	1,126	24
NOW, Inc. (a)	2,358	31
Park-Ohio Holdings Corp.	327	12
Primoris Services Corp.	1,581	43
Proto Labs, Inc. (a)	368	44
Quad/Graphics, Inc.	7,127	148
Quanex Building Products Corp.	2,216	40
Raven Industries, Inc.	1,193	46
RBC Bearings, Inc. (a)	96	12
Regal Beloit Corp.	1,397	114
Resources Connection, Inc.	7,159	121
Rexnord Corp. (a)	9,018	262
Roadrunner Transportation Systems, Inc. (a)	7,087	15
RR Donnelley & Sons Co.	43,205	249
Rush Enterprises, Inc. ‘A’ (a)	5,203	226
Saia, Inc. (a)	2,121	171
Scorpio Bulkers, Inc.	7,864	56
Simpson Manufacturing Co., Inc.	3,002	187
SiteOne Landscape Supply, Inc. (a)	2,006	168
SkyWest, Inc.	10,185	529
Spirit Airlines, Inc. (a)	3,953	144
SPX Corp. (a)	1,426	50
SPX FLOW, Inc. (a)	7,135	312
Standex International Corp.	612	63
Steelcase, Inc. ‘A’	12,990	175
Sun Hydraulics Corp.	798	38
Sunrun, Inc. (a)	1,443	19
Systemax, Inc.	1,350	46
Tennant Co.	1,352	107
Terex Corp.	3,447	145
Tetra Tech, Inc.	3,364	197
Textainer Group Holdings Ltd. (a)	8,318	132
Thermon Group Holdings, Inc. (a)	1,343	31
Titan Machinery, Inc. (a)	5,616	87
Trex Co., Inc. (a)	1,594	100

	SHARES	MARKET VALUE (000S)
TriMas Corp. (a)	3,080	$91
TriNet Group, Inc. (a)	1,595	89
Triumph Group, Inc.	5,960	117
TrueBlue, Inc. (a)	4,412	119
Tutor Perini Corp. (a)	3,398	63
UniFirst Corp.	940	166
Universal Forest Products, Inc.	3,150	115
Valmont Industries, Inc.	1,962	296
Vectrus, Inc. (a)	748	23
Veritiv Corp. (a)	5,367	214
Viad Corp.	1,271	69
Wabash National Corp.	4,624	86
Watts Water Technologies, Inc. ‘A’	2,137	168
Welbilt, Inc. (a)	10,422	233
Werner Enterprises, Inc.	4,253	160
Wesco Aircraft Holdings, Inc. (a)	5,668	64
WESCO International, Inc. (a)	3,457	197
YRC Worldwide, Inc. (a)	8,981	90

		22,563

INFORMATION TECHNOLOGY 11.4%
2U, Inc. (a)	230	19
ACI Worldwide, Inc. (a)	5,978	148
Acxiom Corp. (a)	3,888	116
ADTRAN, Inc.	8,121	121
Advanced Energy Industries, Inc. (a)	1,167	68
Ambarella, Inc. (a)	1,026	40
Amkor Technology, Inc. (a)	15,060	129
Anixter International, Inc. (a)	4,104	260
Avid Technology, Inc. (a)	15,430	80
AVX Corp.	4,322	68
Axcelis Technologies, Inc. (a)	800	16
Badger Meter, Inc.	820	37
Belden, Inc.	2,506	153
Benchmark Electronics, Inc.	5,990	175
Blucora, Inc. (a)	4,064	150
Bottomline Technologies de, Inc. (a)	2,019	101
Brooks Automation, Inc.	4,262	139
Cabot Microelectronics Corp.	1,900	204
CACI International, Inc. ‘A’ (a)	3,728	628
Cars.com, Inc. (a)	4,792	136
Ciena Corp. (a)	6,278	166
Cirrus Logic, Inc. (a)	1,823	70
Cohu, Inc.	898	22
CommVault Systems, Inc. (a)	2,373	156
Comtech Telecommunications Corp.	10,949	349
Convergys Corp.	22,306	545
CoreLogic, Inc. (a)	2,331	121
Cray, Inc. (a)	4,167	103
Cree, Inc. (a)	11,903	495
CSG Systems International, Inc.	3,473	142
CTS Corp.	2,412	87
Diebold Nixdorf, Inc.	8,578	103
Diodes, Inc. (a)	3,687	127
Eastman Kodak Co. (a)	13,691	52
Ebix, Inc.	1,016	77
Electro Scientific Industries, Inc. (a)	3,238	51
Electronics For Imaging, Inc. (a)	3,617	118
Envestnet, Inc. (a)	729	40
ePlus, Inc. (a)	1,710	161
Etsy, Inc. (a)	2,123	90
Everi Holdings, Inc. (a)	7,086	51
ExlService Holdings, Inc. (a)	1,499	85
Extreme Networks, Inc. (a)	5,727	46

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
FARO Technologies, Inc. (a)	1,680	$91
Finisar Corp. (a)	3,877	70
FireEye, Inc. (a)	3,955	61
Fitbit, Inc. ‘A’ (a)	22,596	148
Glu Mobile, Inc. (a)	6,132	39
GTT Communications, Inc. (a)	402	18
Harmonic, Inc. (a)	20,177	86
II-VI, Inc. (a)	2,622	114
Infinera Corp. (a)	5,019	50
Insight Enterprises, Inc. (a)	8,169	400
Integrated Device Technology, Inc. (a)	5,081	162
InterDigital, Inc.	2,613	211
Internap Corp. (a)	4,222	44
Itron, Inc. (a)	2,368	142
j2 Global, Inc.	1,368	119
KEMET Corp. (a)	3,534	85
Knowles Corp. (a)	9,273	142
LivePerson, Inc. (a)	2,001	42
Lumentum Holdings, Inc. (a)	761	44
Manhattan Associates, Inc. (a)	3,259	153
ManTech International Corp. ‘A’	3,226	173
Methode Electronics, Inc.	1,791	72
MicroStrategy, Inc. ‘A’ (a)	776	99
MoneyGram International, Inc. (a)	7,888	53
Monotype Imaging Holdings, Inc.	2,806	57
MTS Systems Corp.	2,065	109
NETGEAR, Inc. (a)	2,824	177
NetScout Systems, Inc. (a)	7,383	219
NIC, Inc.	3,096	48
Novanta, Inc. (a)	1,337	83
OSI Systems, Inc. (a)	1,454	112
Pandora Media, Inc. (a)	4,444	35
Park Electrochemical Corp.	3,194	74
Pegasystems, Inc.	507	28
Perficient, Inc. (a)	2,714	72
Photronics, Inc. (a)	11,828	94
Plantronics, Inc.	4,925	376
Plexus Corp. (a)	3,096	184
Power Integrations, Inc.	1,192	87
Presidio, Inc. (a)	1,232	16
Progress Software Corp.	6,959	270
Qualys, Inc. (a)	487	41
Quantum Corp. (a)	4,729	10
Rambus, Inc. (a)	4,930	62
RealPage, Inc. (a)	791	44
Ribbon Communications, Inc. (a)	7,182	51
Rogers Corp. (a)	1,160	129
Rudolph Technologies, Inc. (a)	1,317	39
Sanmina Corp. (a)	8,777	257
ScanSource, Inc. (a)	3,548	143
Science Applications International Corp.	2,122	172
Semtech Corp. (a)	2,971	140
Silicon Laboratories, Inc. (a)	1,575	157
Stamps.com, Inc. (a)	92	23
Stratasys Ltd. (a)	3,244	62
Super Micro Computer, Inc. (a)	3,098	73
Sykes Enterprises, Inc. (a)	4,784	138
Synaptics, Inc. (a)	2,848	143
Syntel, Inc. (a)	7,636	245
Tech Data Corp. (a)	2,067	170
TiVo Corp.	21,598	291
TTEC Holdings, Inc.	1,727	60
TTM Technologies, Inc. (a)	8,576	151

	SHARES	MARKET VALUE (000S)
Ultra Clean Holdings, Inc. (a)	1,771	$29
Unisys Corp. (a)	24,199	312
Veeco Instruments, Inc. (a)	2,451	35
VeriFone Systems, Inc. (a)	15,518	354
Verint Systems, Inc. (a)	6,348	282
Versum Materials, Inc.	576	21
ViaSat, Inc. (a)	463	30
Viavi Solutions, Inc. (a)	11,453	117
Virtusa Corp. (a)	1,952	95
Vishay Intertechnology, Inc.	21,944	509
Web.com Group, Inc. (a)	4,950	128
Xcerra Corp. (a)	5,086	71
XO Group, Inc. (a)	2,790	89
Xperi Corp.	5,913	95
Yelp, Inc. (a)	1,462	57
Zendesk, Inc. (a)	410	22
Zynga, Inc. ‘A’ (a)	68,255	278

		15,829

MATERIALS 4.6%
A Schulman, Inc.	1,831	82
AdvanSix, Inc. (a)	5,578	204
AK Steel Holding Corp. (a)	4,970	22
Allegheny Technologies, Inc. (a)	4,220	106
Balchem Corp.	448	44
Boise Cascade Co.	3,393	152
Cabot Corp.	1,035	64
Carpenter Technology Corp.	3,035	160
Century Aluminum Co. (a)	2,562	40
Clearwater Paper Corp. (a)	3,674	85
Cleveland-Cliffs, Inc. (a)	20,670	174
Commercial Metals Co.	13,692	289
Compass Minerals International, Inc.	1,930	127
Ferro Corp. (a)	2,623	55
FutureFuel Corp.	2,947	41
GCP Applied Technologies, Inc. (a)	6,096	176
Gold Resource Corp.	2,932	19
Greif, Inc. ‘A’	4,095	217
HB Fuller Co.	3,074	165
Hecla Mining Co.	5,141	18
Ingevity Corp. (a)	2,054	166
Innophos Holdings, Inc.	3,199	152
Innospec, Inc.	1,537	118
Intrepid Potash, Inc. (a)	7,561	31
Kaiser Aluminum Corp.	1,307	136
KapStone Paper and Packaging Corp.	5,695	196
Koppers Holdings, Inc. (a)	1,011	39
Kraton Corp. (a)	897	41
Kronos Worldwide, Inc.	1,598	36
Louisiana-Pacific Corp.	1,889	51
Materion Corp.	1,931	105
Minerals Technologies, Inc.	1,451	109
Myers Industries, Inc.	4,065	78
Neenah Paper, Inc.	981	83
Olympic Steel, Inc.	1,132	23
OMNOVA Solutions, Inc. (a)	5,868	61
Owens-Illinois, Inc. (a)	10,045	169
PH Glatfelter Co.	5,577	109
Platform Specialty Products Corp. (a)	11,435	133
PolyOne Corp.	7,219	312
Quaker Chemical Corp.	576	89
Rayonier Advanced Materials, Inc.	5,860	100

	SHARES	MARKET VALUE (000S)
Ryerson Holding Corp. (a)	7,486	$83
Schnitzer Steel Industries, Inc. ‘A’	1,874	63
Schweitzer-Mauduit International, Inc.	2,441	107
Sensient Technologies Corp.	2,442	175
Silgan Holdings, Inc.	10,450	280
Stepan Co.	1,427	111
Summit Materials, Inc. ‘A’ (a)	4,193	110
SunCoke Energy, Inc. (a)	5,335	72
Tahoe Resources, Inc.	17,061	84
TimkenSteel Corp. (a)	1,763	29
Tredegar Corp.	1,004	24
Trinseo S.A.	1,776	126
Tronox Ltd. ‘A’	10,024	197
Verso Corp. (a)	10,464	228
Worthington Industries, Inc.	2,424	102

		6,368

REAL ESTATE 0.4%
Alexander & Baldwin, Inc.	2,618	62
HFF, Inc. ‘A’	1,758	60
Kennedy-Wilson Holdings, Inc.	4,802	102
Rafael Holdings, Inc. (a)	1,015	9
RE/MAX Holdings, Inc. ‘A’	496	26
Realogy Holdings Corp.	6,301	144
St. Joe Co. (a)	4,189	75

		478

TELECOMMUNICATION SERVICES 1.0%
ATN International, Inc.	1,386	73
Cincinnati Bell, Inc. (a)	15,856	249
Cogent Communications Holdings, Inc.	2,436	130
Consolidated Communications Holdings, Inc.	12,247	151
IDT Corp. ‘B’	2,030	11
Iridium Communications, Inc. (a)	17,825	287
NII Holdings, Inc. (a)	11,662	46
Shenandoah Telecommunications Co.	2,192	72
Spok Holdings, Inc.	4,442	67
Vonage Holdings Corp. (a)	20,294	262

		1,348

UTILITIES 3.2%
ALLETE, Inc.	1,460	113
American States Water Co.	3,273	187
Atlantic Power Corp. (a)	8,032	18
Avista Corp.	10,335	544
Black Hills Corp.	2,503	153
California Water Service Group	4,272	166
Chesapeake Utilities Corp.	889	71
El Paso Electric Co.	6,032	357
MGE Energy, Inc.	2,712	171
New Jersey Resources Corp.	2,294	103
Northwest Natural Gas Co.	3,824	244
NorthWestern Corp.	6,475	371
NRG Yield, Inc. ‘C’	5,507	95
ONE Gas, Inc.	1,619	121
Ormat Technologies, Inc.	1,148	61
Otter Tail Corp.	4,583	218
Pattern Energy Group, Inc.	4,316	81
PNM Resources, Inc.	12,989	505
SJW Group	1,722	114
South Jersey Industries, Inc.	4,462	149

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	61

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Southwest Gas Holdings, Inc.	2,613	$199
Spire, Inc.	3,145	222
TerraForm Power, Inc.	6,361	75
Unitil Corp.	2,208	113

		4,451

Total Common Stocks (Cost $92,918)		120,050

REAL ESTATE INVESTMENT TRUSTS 13.1%

UNITED STATES 13.1%

FINANCIALS 3.1%
AG Mortgage Investment Trust, Inc.	6,509	122
Anworth Mortgage Asset Corp.	26,602	132
Apollo Commercial Real Estate Finance, Inc.	7,145	131
Arbor Realty Trust, Inc.	4,145	43
Ares Commercial Real Estate Corp.	5,017	69
ARMOUR Residential REIT, Inc.	3,720	85
Blackstone Mortgage Trust, Inc. ‘A’	5,099	160
Capstead Mortgage Corp.	31,788	285
Chimera Investment Corp.	15,725	287
CYS Investments, Inc.	31,697	238
Dynex Capital, Inc.	21,615	141
Exantas Capital Corp.	11,716	119
Invesco Mortgage Capital, Inc.	24,628	392
Ladder Capital Corp.	9,170	143
MFA Financial, Inc.	70,029	531
MTGE Investment Corp.	7,058	138
New York Mortgage Trust, Inc.	26,710	161
PennyMac Mortgage Investment Trust	19,774	376
Redwood Trust, Inc.	17,034	281
TPG RE Finance Trust, Inc.	987	20
Two Harbors Investment Corp.	18,433	291
Western Asset Mortgage Capital Corp.	12,878	134

		4,279

REAL ESTATE 10.0%
Acadia Realty Trust	4,084	112
Alexander’s, Inc.	103	39
American Assets Trust, Inc.	2,232	85
Ashford Hospitality Trust, Inc.	24,896	202
Braemar Hotels & Resorts, Inc.	5,751	66
Brandywine Realty Trust	20,630	348
CareTrust REIT, Inc.	2,379	40
CBL & Associates Properties, Inc.	95,899	534

	SHARES	MARKET VALUE (000S)
Cedar Realty Trust, Inc.	18,198	$86
Chatham Lodging Trust	4,251	90
Chesapeake Lodging Trust	5,205	165
Columbia Property Trust, Inc.	27,945	635
CorEnergy Infrastructure Trust, Inc.	871	33
CorePoint Lodging, Inc. (a)	5,901	153
Corporate Office Properties Trust	8,040	233
DiamondRock Hospitality Co.	20,439	251
EastGroup Properties, Inc.	1,395	133
Education Realty Trust, Inc.	2,667	111
Empire State Realty Trust, Inc. ‘A’	3,981	68
Equity Commonwealth (a)	5,468	172
First Industrial Realty Trust, Inc.	3,033	101
Franklin Street Properties Corp.	18,723	160
GEO Group, Inc.	9,123	251
Getty Realty Corp.	1,851	52
Gladstone Commercial Corp.	1,856	36
Global Net Lease, Inc.	6,483	132
Government Properties Income Trust	8,516	135
Gramercy Property Trust	4,422	121
Healthcare Realty Trust, Inc.	1,640	48
Hersha Hospitality Trust	7,120	153
Independence Realty Trust, Inc.	2,128	22
InfraREIT, Inc. (a)	4,057	90
Investors Real Estate Trust	26,249	145
iStar Inc. (a)	7,238	78
Kite Realty Group Trust	13,823	236
LaSalle Hotel Properties	10,909	373
Lexington Realty Trust	27,475	240
Life Storage, Inc.	1,464	142
LTC Properties, Inc.	1,318	56
Mack-Cali Realty Corp.	10,635	216
National Health Investors, Inc.	1,389	102
National Storage Affiliates Trust	795	25
New Senior Investment Group, Inc.	21,318	161
New York REIT, Inc.	1,870	34
NorthStar Realty Europe Corp.	5,393	78
Outfront Media, Inc.	20,100	391
Paramount Group, Inc.	10,243	158
Pebblebrook Hotel Trust	4,425	172
Pennsylvania Real Estate Investment Trust	11,594	127
Physicians Realty Trust	2,444	39
Piedmont Office Realty Trust, Inc. ‘A’	23,490	468
Potlatch Corp.	1,976	101
Preferred Apartment Communities, Inc. ‘A’	3,268	56
PS Business Parks, Inc.	1,083	139
QTS Realty Trust, Inc. ‘A’	1,635	65

	SHARES	MARKET VALUE (000S)
Quality Care Properties, Inc. (a)	14,737	$317
Ramco-Gershenson Properties Trust	11,195	148
Retail Opportunity Investments Corp.	5,623	108
Retail Properties of America, Inc. ‘A’	35,425	453
Rexford Industrial Realty, Inc.	1,373	43
RLJ Lodging Trust	20,748	458
Ryman Hospitality Properties, Inc.	3,645	303
Sabra Health Care REIT, Inc.	8,520	185
Select Income REIT	5,524	124
Seritage Growth Properties ‘A’	1,744	74
Spirit MTA REIT (a)	1,262	13
Spirit Realty Capital, Inc.	12,623	101
STAG Industrial, Inc.	3,320	90
Summit Hotel Properties, Inc.	5,270	75
Sunstone Hotel Investors, Inc.	20,999	349
Tanger Factory Outlet Centers, Inc.	6,403	150
Taubman Centers, Inc.	4,797	282
Terreno Realty Corp.	2,030	76
Tier REIT, Inc.	9,224	219
Uniti Group, Inc. (a)	9,098	182
Urban Edge Properties	2,750	63
Urstadt Biddle Properties, Inc. ‘A’	2,590	59
Washington Prime Group, Inc.	85,077	690
Washington Real Estate Investment Trust	5,755	175
Weingarten Realty Investors	3,180	98
Whitestone REIT	1,848	23
Xenia Hotels & Resorts, Inc.	25,238	615

		13,932

Total Real Estate Investment Trusts (Cost $17,051)		18,211

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		541

Total Short-Term Instruments (Cost $541)		541

Total Investments in Securities (Cost $110,510)		138,802

Total Investments 99.9% (Cost $110,510)		$138,802

Other Assets and Liabilities, net 0.1%		192

Net Assets 100.0%		$138,994

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$541	U.S. Treasury Notes 1.875% due 01/31/2022	$(554)	$541	$541

Total Repurchase Agreements						$(554)	$541	$541

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$541	$0	$0	$541	$(554)	$(13)

Total Borrowings and Other Financing Transactions	$541	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
United States
Consumer Discretionary	$28,274	$0	$0	$28,274
Consumer Staples	5,871	0	0	5,871
Energy	5,410	0	0	5,410
Financials	19,845	0	0	19,845
Health Care	9,613	0	0	9,613
Industrials	22,563	0	0	22,563
Information Technology	15,829	0	0	15,829
Materials	6,368	0	0	6,368
Real Estate	478	0	0	478

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Telecommunication Services	$1,348	$0	$0	$1,348
Utilities	4,451	0	0	4,451
Real Estate Investment Trusts
United States
Financials	4,279	0	0	4,279
Real Estate	13,932	0	0	13,932
Short-Term Instruments
Repurchase Agreements	0	541	0	541

Total Investments	$138,261	$541	$0	$138,802

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A, and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund (formerly PIMCO RAE Fundamental Global Fund) may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund (formerly PIMCO RAE Fundamental US Fund), PIMCO RAE International Fund (formerly PIMCO RAE Fundamental International Fund) (“International Fund”) and PIMCO RAE Emerging Markets Fund (formerly PIMCO RAE Fundamental Emerging Markets Fund) (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund (formerly PIMCO RAE Fundamental Global ex-US Fund) may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest,

64	PIMCO EQUITY SERIES

June 30, 2018

and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Emerging Markets Fund	Annually	Annually
PIMCO RAE Global Fund	Annually	Annually
PIMCO RAE Global ex-US Fund	Annually	Annually
PIMCO RAE International Fund	Annually	Annually
PIMCO RAE US Fund	Annually	Annually
PIMCO RAE US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

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Notes to Financial Statements (Cont.)

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with

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reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that

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Notes to Financial Statements (Cont.)

segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to methods used by Pricing Services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Emerging Markets Fund	$52,176	$14,065	$(23,130)	$1,155	$(1,265)	$43,001	$3,364	$588
PIMCO RAE International Fund	203,628	21,624	(71,242)	7,317	417	161,744	5,161	124
PIMCO RAE US Fund	158,436	45,065	(52,993)	2,645	8,147	161,300	4,376	5,454
Totals	$414,240	$80,754	$(147,365)	$11,117	$7,299	$366,045	$12,901	$6,166

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Emerging Markets Fund	$16,414	$3,572	$(2,988)	$167	$(360)	$16,805	$1,133	$198
PIMCO RAE International Fund	64,060	4,144	(7,250)	320	1,890	63,164	1,739	42
Totals	$80,474	$7,716	$(10,238)	$487	$1,530	$79,969	$2,872	$240

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2018 are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign

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currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund
New/Small Fund			X
Allocation		X	X
Acquired Fund		X	X
Equity	X	X	X	X	X	X
Value Investing	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X
Emerging Markets	X	X	X	X
Issuer Non-Diversification	X	X	X	X	X	X
Market	X	X	X	X	X	X
Issuer	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Distressed Company		X	X			X
Currency	X	X	X	X
Real Estate	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X
Management	X	X	X	X	X	X
Small Company		X	X			X
Derivatives	X	X	X	X	X	X
Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

ANNUAL REPORT	JUNE 30, 2018	71

Notes to Financial Statements (Cont.)

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC

72	PIMCO EQUITY SERIES

June 30, 2018

derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of

ANNUAL REPORT	JUNE 30, 2018	73

Notes to Financial Statements (Cont.)

termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	Class A	Class C
PIMCO RAE Emerging Markets Fund	0.50%	0.45%	0.55%	0.55%	0.55%
PIMCO RAE Global Fund	0.40%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE Global ex-US Fund	0.40%	0.35%	0.45%	0.45%	0.45%
PIMCO RAE International Fund	0.30%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE US Fund	0.25%	0.25%	0.35%	0.40%	0.40%
PIMCO RAE US Small Fund	0.35%	0.25%	0.35%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2018, the Distributor retained $95,781 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are

74	PIMCO EQUITY SERIES

June 30, 2018

not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees.. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2018, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Emerging Markets Fund	0.20%	10/31/2018
PIMCO RAE Global Fund	0.20%	10/31/2018
PIMCO RAE Global ex-US Fund	0.20%	10/31/2018
PIMCO RAE International Fund	0.10%	10/31/2018
PIMCO RAE US Fund	0.10%	10/31/2018
PIMCO RAE US Small Fund	0.10%	10/31/2018

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAE Emerging Markets Fund	$767	$3,159	$3,937	$7,863
PIMCO RAE Global Fund	293	811	877	1,981
PIMCO RAE Global ex-US Fund	132	151	187	470
PIMCO RAE International Fund	195	380	577	1,152
PIMCO RAE US Fund	510	653	730	1,893
PIMCO RAE US Small Fund	93	111	133	337

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

ANNUAL REPORT	JUNE 30, 2018	75

Notes to Financial Statements (Cont.)

PIMCO has contractually agreed, through October 31, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amounts were (in thousands†):

Fund Name	Waived Fees
PIMCO RAE Global Fund	$2,059
PIMCO RAE Global ex-US Fund	472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Emerging Markets Fund	$0	$0	$789,435	$518,137
PIMCO RAE Global Fund	0	0	80,754	147,366
PIMCO RAE Global ex-US Fund	0	0	7,717	10,239
PIMCO RAE International Fund	0	0	308,678	245,475
PIMCO RAE US Fund	0	0	379,998	293,139
PIMCO RAE US Small Fund	0	0	50,573	34,547

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO EQUITY SERIES

June 30, 2018

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global Fund				PIMCO RAE Global ex-US Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	30,347	$349,297	25,177	$257,984	5,200	$59,960	8,572	$83,162	57	$648	374	$3,637
I-2	845	9,918	1,697	17,758	82	929	357	3,687	62	692	33	334
Class A	628	7,473	559	5,606	81	940	71	731	88	1,003	69	671
Class C	208	2,439	107	1,103	60	688	97	964	82	926	66	635
Issued as reinvestment of distributions
Institutional Class	12,803	144,230	4,256	40,860	2,182	25,015	1,225	12,217	300	3,392	180	1,683
I-2	112	1,259	10	91	21	235	1	5	2	19	0	1
Class A	32	361	4	40	6	67	2	17	3	35	0	4
Class C	15	166	1	9	9	100	3	31	5	54	1	12
Cost of shares redeemed
Institutional Class	(10,430)	(122,669)	(47,996)	(491,118)	(12,724)	(144,589)	(2,141)	(22,369)	(739)	(8,369)	(296)	(2,660)
I-2	(680)	(7,893)	(557)	(5,597)	(95)	(1,074)	(73)	(759)	(12)	(133)	(1)	(15)
Class A	(151)	(1,744)	(401)	(4,097)	(44)	(497)	(10)	(104)	(16)	(176)	(1)	(10)
Class C	(132)	(1,536)	(18)	(177)	(72)	(810)	(33)	(337)	(30)	(331)	(10)	(98)
Net increase (decrease) resulting from Fund share transactions	33,597	$381,301	(17,161)	$(177,538)	(5,294)	$(59,036)	8,071	$77,245	(198)	$(2,240)	415	$4,194

	PIMCO RAE International Fund				PIMCO RAE US Fund				PIMCO RAE US Small Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	22,737	$256,560	19,815	$189,367	23,795	$269,702	13,507	$139,095	2,176	$25,480	850	$9,150
I-2	213	2,339	806	7,617	226	2,500	762	7,885	79	896	356	3,909
Class A	447	4,961	28	257	206	2,288	449	4,662	214	2,481	647	7,142
Class C	76	820	32	304	124	1,362	440	4,491	30	349	44	479
Issued as reinvestment of distributions
Institutional Class	1,176	13,088	815	7,429	3,244	36,389	2,784	28,874	401	4,636	106	1,184
I-2	11	125	17	152	42	468	29	305	17	197	2	22
Class A	6	62	0	1	40	444	23	236	32	371	4	39
Class C	2	20	1	9	24	267	22	226	2	27	0	3
Cost of shares redeemed
Institutional Class	(18,960)	(207,043)	(3,164)	(30,253)	(17,502)	(194,714)	(9,645)	(99,837)	(541)	(6,516)	(1,256)	(13,718)
I-2	(523)	(5,840)	(457)	(4,350)	(360)	(4,009)	(398)	(4,142)	(93)	(1,083)	(163)	(1,775)
Class A	(10)	(105)	(1)	(11)	(314)	(3,470)	(86)	(885)	(621)	(7,084)	(61)	(666)
Class C	(43)	(472)	(19)	(176)	(246)	(2,706)	(117)	(1,197)	(19)	(217)	(20)	(214)
Net increase (decrease) resulting from Fund share transactions	5,132	$64,515	17,873	$170,346	9,279	$108,521	7,770	$79,713	1,677	$19,537	509	$5,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	77

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended June 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
RAE Emerging Markets Fund	0	2	0%	83%
RAE Global Fund	1	0	21%	0%
RAE Global ex-US Fund	2	0	90%	0%
RAE International Fund	0	2	0%	41%
RAE US Fund	0	1	0%	20%
RAE US Small Fund	2	1	51%	18%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO RAE Emerging Markets Fund	$24,543	$117,540	$232,066	$(16)	$(15,390)	$0	$0
PIMCO RAE Global Fund	0	9,050	55,011	(5)	0	0	0
PIMCO RAE Global ex-US Fund	0	0	6,068	(2)	0	0	0
PIMCO RAE International Fund	12,067	13,005	43,226	(7)	0	0	0
PIMCO RAE US Fund	8,765	17,481	162,495	(18)	0	0	0
PIMCO RAE US Small Fund	1,095	4,552	26,739	(3)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, non-REIT return of capital, and passive foreign investment companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

78	PIMCO EQUITY SERIES

June 30, 2018

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO RAE Emerging Markets Fund*	$2,812	$12,578
PIMCO RAE Global Fund	0	0
PIMCO RAE Global ex-US Fund	0	0
PIMCO RAE International Fund	0	0
PIMCO RAE US Fund	0	0
PIMCO RAE US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO RAE Emerging Markets Fund	$1,632,335	$331,499	$(99,396)	$232,103
PIMCO RAE Global Fund	311,205	55,013	0	55,013
PIMCO RAE Global ex-US Fund	73,900	6,069	0	6,069
PIMCO RAE International Fund	502,316	58,374	(15,135)	43,239
PIMCO RAE US Fund	628,555	175,384	(12,889)	162,495
PIMCO RAE US Small Fund	112,062	31,188	(4,449)	26,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, passive foreign investment companies (PFICs), convertible preferred securities and, non-REIT return of capital.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018			June 30, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO RAE Emerging Markets Fund	$124,456	$21,560	$0	$41,001	$0	$0
PIMCO RAE Global Fund	16,660	10,235	0	9,400	3,546	0
PIMCO RAE Global ex-US Fund	2,846	257	397	1,572	0	128
PIMCO RAE International Fund	13,002	307	0	7,601	0	0
PIMCO RAE US Fund	17,000	20,898	0	13,428	16,218	0
PIMCO RAE US Small Fund	1,600	3,633	0	1,249	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Effective July 30, 2018, certain funds as indicated in the table below had name changes.

Current Fund Name	Former Fund Name
PIMCO RAE Emerging Markets Fund	PIMCO RAE Fundamental Emerging Markets Fund
PIMCO RAE Global Fund	PIMCO RAE Fundamental Global Fund
PIMCO RAE Global ex-US Fund	PIMCO RAE Fundamental Global ex-US Fund
PIMCO RAE International Fund	PIMCO RAE Fundamental International Fund
PIMCO RAE US Fund	PIMCO RAE Fundamental US Fund
PIMCO RAE US Small Fund	PIMCO RAE Fundamental US Small Fund

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2018	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund (formerly PIMCO RAE Fundamental Emerging Markets Fund), PIMCO RAE Global Fund (formerly PIMCO RAE Fundamental Global Fund), PIMCO RAE Global ex-US Fund (formerly PIMCO RAE Fundamental Global ex-US Fund), PIMCO RAE International Fund (formerly PIMCO RAE Fundamental International Fund), PIMCO RAE US Fund (formerly PIMCO RAE Fundamental US Fund) and PIMCO RAE US Small Fund (formerly PIMCO RAE Fundamental US Small Fund) (six of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

80	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced
NVDR	Non-Voting Depositary Receipt

ANNUAL REPORT	JUNE 30, 2018	81

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through
PIMCO RAE Emerging Markets Fund	0%	100%	$0	$92,457	$61,799,004	$7,381,117
PIMCO RAE Global Fund	25.74%	54.91%	0	3,919	9,141,934	213,383
PIMCO RAE Global ex-US Fund	0%	57.79%	0	0	3,082,356	71,852
PIMCO RAE International Fund	0%	100%	0	0	20,444,755	1,819,391
PIMCO RAE US Fund	100%	100%	0	4,000	0	0
PIMCO RAE US Small Fund	86.31%	86.34%	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

82	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2018	83

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and General Deputy Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

84	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2018	85

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

86	PIMCO EQUITY SERIES

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2018	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063018

PIMCO Equity Series®

Annual Report

June 30, 2018

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		72
Report of Independent Registered Public Accounting Firm		93
Glossary		94
Federal Income Tax Information		95
Management of the Trust		96
Privacy Policy		99

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42
PIMCO REALPATH® Blend 2025 Fund	10	46
PIMCO REALPATH® Blend 2030 Fund	12	50
PIMCO REALPATH® Blend 2035 Fund	14	53
PIMCO REALPATH® Blend 2040 Fund	16	56
PIMCO REALPATH® Blend 2045 Fund	18	59
PIMCO REALPATH® Blend 2050 Fund	20	62
PIMCO REALPATH® Blend 2055 Fund	22	65
PIMCO REALPATH® Blend Income Fund	24	68

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

2	PIMCO EQUITY SERIES

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series August 23, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO EQUITY SERIES

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

ANNUAL REPORT	JUNE 30, 2018	5

Important Information About the Funds (cont.)

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

6	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2018	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	6.03%	5.19%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	5.74%	4.91%
PIMCO REALPATH® Blend 2020 Fund Class A	5.57%	4.69%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	(0.28)%	3.02%
S&P Target Date 2020 Index±	6.27%	5.58%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.42% for the Institutional Class shares, 0.67% for the Administrative shares, and 0.92% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	21.4%
PIMCO Income Fund	13.8%
Vanguard Developed Markets Index Fund ‘Admiral’	10.9%
PIMCO Total Return Fund	9.3%
PIMCO Real Return Fund	8.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.1%
PIMCO Long-Term Real Return Fund	5.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.9%
PIMCO High Yield Fund	4.6%
PIMCO Long Duration Total Return Fund	3.7%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	6.92%	5.58%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	6.65%	5.30%
PIMCO REALPATH® Blend 2025 Fund Class A	6.36%	5.05%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	0.50%	3.37%
S&P Target Date 2025 Index±	7.38%	6.23%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.38% for the Institutional Class shares, 0.63% for the Administrative shares, and 0.88% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	26.5%
Vanguard Developed Markets Index Fund ‘Admiral’	13.6%
PIMCO Income Fund	9.7%
PIMCO Long-Term Real Return Fund	6.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.1%
PIMCO Total Return Fund	6.0%
PIMCO Real Return Fund	5.1%
PIMCO Long Duration Total Return Fund	4.9%
PIMCO Long-Term Credit Bond Fund	4.8%
PIMCO High Yield Fund	3.8%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	7.81%	6.25%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	7.64%	5.99%
PIMCO REALPATH® Blend 2030 Fund Class A	7.36%	5.74%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	1.43%	4.05%
S&P Target Date 2030 Index±	8.47%	6.84%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.33% for the Institutional Class shares, 0.58% for the Administrative shares, and 0.83% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	30.7%
Vanguard Developed Markets Index Fund ‘Institutional’	15.7%
PIMCO Income Fund	7.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.1%
PIMCO Long-Term Real Return Fund	5.8%
PIMCO Long Duration Total Return Fund	4.3%
PIMCO Total Return Fund	4.2%
PIMCO Long-Term Credit Bond Fund	4.2%
PIMCO Real Return Fund	3.6%
Vanguard Small-Cap Index Fund ‘Admiral’	3.5%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	8.56%	6.56%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	8.29%	6.28%
PIMCO REALPATH® Blend 2035 Fund Class A	8.06%	6.05%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	2.09%	4.35%
S&P Target Date 2035 Index±	9.47%	7.42%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.28% for the Institutional Class shares, 0.53% for the Administrative shares, and 0.78% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	35.0%
Vanguard Developed Markets Index Fund ‘Institutional’	17.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.1%
PIMCO Income Fund	5.8%
PIMCO Long-Term Real Return Fund	4.2%
Vanguard Small-Cap Index Fund ‘Admiral’	4.0%
PIMCO Total Return Fund	3.2%
PIMCO Long Duration Total Return Fund	3.2%
PIMCO Long-Term Credit Bond Fund	3.1%
PIMCO Real Return Fund	2.7%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	9.17%	6.89%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	8.90%	6.61%
PIMCO REALPATH® Blend 2040 Fund Class A	8.52%	6.34%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	2.54%	4.63%
S&P Target Date 2040 Index±	10.20%	7.83%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.25% for the Institutional Class shares, 0.50% for the Administrative shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	38.7%
Vanguard Developed Markets Index Fund ‘Institutional’	19.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.9%
PIMCO Income Fund	4.5%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO Long-Term Real Return Fund	2.9%
PIMCO Total Return Fund	2.3%
PIMCO High Yield Fund	2.2%
PIMCO Long Duration Total Return Fund	2.1%
PIMCO Long-Term Credit Bond Fund	2.1%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	9.57%	6.91%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	9.31%	6.65%
PIMCO REALPATH® Blend 2045 Fund Class A	9.01%	6.38%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	3.01%	4.68%
S&P Target Date 2045 Index±	10.55%	8.09%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.23% for the Institutional Class shares, 0.48% for the Administrative shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	41.2%
Vanguard Developed Markets Index Fund ‘Institutional’	21.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.5%
Vanguard Small-Cap Index Fund ‘Admiral’	4.7%
PIMCO Income Fund	3.1%
PIMCO Long-Term Real Return Fund	2.3%
PIMCO Long Duration Total Return Fund	1.6%
PIMCO Long-Term Credit Bond Fund	1.6%
PIMCO Total Return Fund	1.6%
PIMCO High Yield Fund	1.6%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	9.69%	7.07%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	9.44%	6.79%
PIMCO REALPATH® Blend 2050 Fund Class A	9.20%	6.52%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	3.20%	4.82%
S&P Target Date 2050 Index±	10.85%	8.32%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.22% for the Institutional Class shares, 0.47% for the Administrative shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	43.0%
Vanguard Developed Markets Index Fund ‘Institutional’	22.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.0%
Vanguard Small-Cap Index Fund ‘Admiral’	5.0%
PIMCO Income Fund	2.3%
PIMCO Long-Term Real Return Fund	2.1%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Bond Fund	1.4%
PIMCO High Yield Fund	1.2%
PIMCO Total Return Fund	1.1%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	9.56%	6.99%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	9.37%	6.75%
PIMCO REALPATH® Blend 2055 Fund Class A	9.04%	6.42%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	3.04%	4.72%
S&P Target Date 2055+ Index±	10.96%	8.44%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.22% for the Institutional Class shares, 0.47% for the Administrative shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 06/30/20181§

Vanguard Institutional Index Fund ‘Institutional’	43.1%
Vanguard Developed Markets Index Fund ‘Admiral’	22.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.9%
Vanguard Small-Cap Index Fund ‘Admiral’	5.0%
PIMCO Income Fund	2.4%
PIMCO Long-Term Real Return Fund	2.0%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Bond Fund	1.4%
PIMCO High Yield Fund	1.2%
PIMCO Total Return Fund	1.2%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	5.52%	5.02%
PIMCO REALPATH® Blend Income Fund Administrative Class	5.17%	4.75%
PIMCO REALPATH® Blend Income Fund Class A	4.91%	4.48%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(0.84)%	2.81%
S&P Target Date Retirement Income Index±	4.23%	3.72%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.43% for the Institutional Class shares, 0.68% for the Administrative shares, and 0.93% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 06/30/20181§

Vanguard 500 Index Fund ‘Admiral’	19.1%
PIMCO Income Fund	15.9%
PIMCO Total Return Fund	10.9%
Vanguard Developed Markets Index Fund ‘Admiral’	9.8%
PIMCO Real Return Fund	9.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	6.0%
PIMCO High Yield Fund	5.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.5%
PIMCO Long-Term Real Return Fund	4.1%
PIMCO Long Duration Total Return Fund	3.1%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex U.S. equities benefited absolute performance, as developed ex U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

ANNUAL REPORT	JUNE 30, 2018	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$992.70	$0.20	$1,000.00	$1,024.73	$0.20	0.04%
Administrative Class	1,000.00	991.50	1.43	1,000.00	1,023.49	1.45	0.29
Class A	1,000.00	990.50	2.67	1,000.00	1,022.24	2.71	0.54
PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$993.50	$0.20	$1,000.00	$1,024.73	$0.20	0.04%
Administrative Class	1,000.00	992.40	1.43	1,000.00	1,023.49	1.45	0.29
Class A	1,000.00	990.40	2.67	1,000.00	1,022.24	2.71	0.54
PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$994.70	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
Administrative Class	1,000.00	994.50	1.48	1,000.00	1,023.44	1.51	0.30
Class A	1,000.00	992.50	2.72	1,000.00	1,022.19	2.76	0.55
PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$996.80	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
Administrative Class	1,000.00	995.70	1.53	1,000.00	1,023.39	1.56	0.31
Class A	1,000.00	994.60	2.77	1,000.00	1,022.14	2.81	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$999.50	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
Administrative Class	1,000.00	997.50	1.54	1,000.00	1,023.39	1.56	0.31
Class A	1,000.00	996.40	2.77	1,000.00	1,022.14	2.81	0.56
PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$999.60	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
Administrative Class	1,000.00	999.40	1.55	1,000.00	1,023.39	1.56	0.31
Class A	1,000.00	998.30	2.79	1,000.00	1,022.14	2.82	0.56
PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,000.10	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
Administrative Class	1,000.00	999.90	1.54	1,000.00	1,023.39	1.56	0.31
Class A	1,000.00	997.50	2.77	1,000.00	1,022.14	2.81	0.56
PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,000.20	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
Administrative Class	1,000.00	999.60	1.54	1,000.00	1,023.39	1.56	0.31
Class A	1,000.00	997.40	2.77	1,000.00	1,022.14	2.81	0.56
PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$993.10	$0.20	$1,000.00	$1,024.73	$0.20	0.04%
Administrative Class	1,000.00	991.90	1.43	1,000.00	1,023.49	1.45	0.29
Class A	1,000.00	990.90	2.67	1,000.00	1,022.24	2.71	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2018	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class
06/30/2018	$10.58	$0.31	$0.33	$0.64	$(0.24)	$0.00	$0.00	$(0.24)
06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)
06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.58	0.33	0.28	0.61	(0.22)	0.00	0.00	(0.22)
06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.57	0.26	0.33	0.59	(0.19)	0.00	0.00	(0.19)
06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class
06/30/2018	$10.63	$0.31	$0.43	$0.74	$(0.22)	$0.00	$0.00	$(0.22)
06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)
06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)
06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class
06/30/2018	$10.81	$0.30	$0.54	$0.84	$(0.24)	$(0.02)	$0.00	$(0.26)
06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)
06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)
06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)
06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.98	6.03%	$10,812	0.04%		0.05%		0.04%		0.05%		2.86%		71%
10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36
9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45
9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

10.97	5.74	12,407	0.29		0.30		0.29		0.30		2.97		71
10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36
9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45
9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

10.97	5.57	5,302	0.54		0.55		0.54		0.55		2.41		71
10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36
9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45
9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$11.15	6.92%	$6,824	0.04%		0.04%		0.04%		0.04%		2.75%		75%
10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27
9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59
9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75
10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27
9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59
9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75
10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27
9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59
9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$11.39	7.81%	$13,974	0.05%		0.05%		0.05%		0.05%		2.63%		98%
10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23
9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65
10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98
10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23
9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65
10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98
10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23
9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65
10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

ANNUAL REPORT	JUNE 30, 2018	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2035 Fund
Institutional Class
06/30/2018	$10.91	$0.29	$0.64	$0.93	$(0.26)	$0.00	$0.00	$(0.26)
06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)
06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)
06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)
06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class
06/30/2018	$11.00	$0.29	$0.71	$1.00	$(0.27)	$(0.02)	$0.00	$(0.29)
06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)
06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)
06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class
06/30/2018	$11.00	$0.28	$0.77	$1.05	$(0.26)	$0.00	$0.00	$(0.26)
06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)
06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)
06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)
06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.58	8.56%	$16,958	0.06%		0.07%		0.06%		0.07%		2.52%		101%
10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20
9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56
10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101
10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20
9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56
10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101
10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20
9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56
10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$11.71	9.17%	$26,413	0.06%		0.07%		0.06%		0.07%		2.50%		95%
11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15
9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43
10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95
10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15
9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43
10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95
10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15
9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43
10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$11.79	9.57%	$41,708	0.06%		0.07%		0.06%		0.07%		2.43%		105%
11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10
9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41
10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105
10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10
9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41
10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105
10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10
9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41
10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

ANNUAL REPORT	JUNE 30, 2018	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2050 Fund
Institutional Class
06/30/2018	$11.05	$0.28	$0.79	$1.07	$(0.26)	$0.00	$0.00	$(0.26)
06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)
06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)
06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class
06/30/2018	$11.02	$0.28	$0.77	$1.05	$(0.33)	$0.00	$0.00	$(0.33)
06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)
06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)
06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend Income Fund
Institutional Class
06/30/2018	$10.54	$0.32	$0.26	$0.58	$(0.20)	$0.00	$0.00	$(0.20)
06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)
06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)
06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.86	9.69%	$50,057	0.06%		0.07%		0.06%		0.07%		2.39%		108%
11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10
9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38
10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108
11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10
9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38
10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108
11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10
9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38
10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$11.74	9.56%	$10,558	0.06%		0.07%		0.06%		0.07%		2.43%		67%
11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14
9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38
10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67
11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14
9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38
10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67
10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14
9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38
10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$10.92	5.52%	$7,556	0.04%		0.04%		0.04%		0.04%		2.91%		34%
10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30
9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41
9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34
10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30
9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41
9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34
10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30
9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41
9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

ANNUAL REPORT	JUNE 30, 2018	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:
Investments, at value
Investments in securities*	$11,390	$15,580	$21,780	$25,312
Investments in Affiliates	16,846	15,730	16,172	13,226
Financial Derivative Instruments
Exchange-traded or centrally cleared	127	144	0	0
Over the counter	29	41	56	65
Cash	0	0	0	0
Receivable for investments sold	0	38	0	0
Receivable for Fund shares sold	196	65	258	63
Dividends receivable from Affiliates	62	59	59	47
Reimbursement receivable from PIMCO	0	1	1	1
Total Assets	28,650	31,658	38,326	38,714

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$23	$27	$0	$0
Over the counter	2	2	2	3
Payable for investments purchased	37	0	0	0
Payable for investments in Affiliates purchased	62	59	59	47
Payable for Fund shares redeemed	0	0	0	99
Accrued investment advisory fees	0	0	1	1
Accrued supervisory and administrative fees	1	2	2	1
Accrued distribution fees	3	4	4	4
Accrued servicing fees	1	1	1	1
Total Liabilities	129	95	69	156

Net Assets	$28,521	$31,563	$38,257	$38,558

Net Assets Consist of:
Paid in capital	$27,905	$30,919	$36,534	$36,323
Undistributed (overdistributed) net investment income	205	224	312	285
Accumulated undistributed net realized gain (loss)	522	623	1,163	1,510
Net unrealized appreciation (depreciation)	(111)	(203)	248	440

Net Assets	$28,521	$31,563	$38,257	$38,558

Cost of investments in securities	$11,221	$15,432	$21,325	$24,752
Cost of investments in Affiliates	$17,126	$16,092	$16,431	$13,409
Cost or premiums of financial derivative instruments, net	$130	$144	$0	$0

* Includes repurchase agreements of:	$157	$129	$152	$268

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$30,697	$42,774	$54,551	$10,057	$8,729
11,834	12,486	13,285	2,485	15,560

0	0	0	0	107
79	109	141	26	24
1	1	1	42	0
0	0	0	0	0
298	205	254	141	220
40	40	42	8	56
1	1	1	0	1
42,950	55,616	68,275	12,759	24,697

$0	$0	$0	$0	$20
3	4	5	1	2
0	0	0	0	0
40	40	42	8	56
0	2	0	1	184
1	1	1	0	0
2	2	2	1	1
3	2	3	0	2
1	1	1	0	1
50	52	54	11	266

$42,900	$55,564	$68,221	$12,748	$24,431

$40,156	$51,709	$63,448	$11,691	$24,066
333	454	527	57	201
1,884	2,658	3,290	718	(79)
527	743	956	282	243

$42,900	$55,564	$68,221	$12,748	$24,431

$30,077	$41,962	$53,574	$9,780	$8,202
$12,003	$12,660	$13,441	$2,505	$15,844
$0	$0	$0	$0	$110

$122	$485	$299	$0	$105

ANNUAL REPORT	JUNE 30, 2018	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:
Institutional Class	$10,812	$6,824	$13,974	$16,958
Administrative Class	12,407	19,661	20,114	17,270
Class A	5,302	5,078	4,169	4,330

Shares Issued and Outstanding:
Institutional Class	985	612	1,226	1,464
Administrative Class	1,131	1,767	1,768	1,492
Class A	483	456	367	373

Net Asset Value Per Share Outstanding:
Institutional Class	$10.98	$11.15	$11.39	$11.58
Administrative Class	10.97	11.13	11.38	11.57
Class A	10.97	11.13	11.36	11.61

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$26,413	$41,708	$50,057	$10,558	$7,556
11,003	10,287	14,382	152	13,340
5,484	3,569	3,782	2,038	3,535

2,256	3,537	4,221	899	692
941	874	1,215	13	1,222
470	303	320	174	325

$11.71	$11.79	$11.86	$11.74	$10.92
11.69	11.77	11.84	11.75	10.92
11.67	11.77	11.80	11.69	10.88

ANNUAL REPORT	JUNE 30, 2018	37

Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:
Interest	$1	$1	$1	$1
Dividends	219	298	415	489
Dividends from Investments in Affiliates	411	383	399	351
Total Income	631	682	815	841

Expenses:
Investment advisory fees	2	2	6	9
Supervisory and administrative fees	14	16	15	16
Distribution and/or servicing fees - Administrative Class	18	28	28	24
Servicing fees - Class A	10	12	9	10
Trustee fees	1	1	2	2
Miscellaneous expense	1	2	1	2
Total Expenses	46	61	61	63
Waiver and/or Reimbursement by PIMCO	(1)	(1)	(2)	(2)
Net Expenses	45	60	59	61

Net Investment Income (Loss)	586	622	756	780

Net Realized Gain (Loss):
Investments in securities	613	753	1,234	1,553
Investments in Affiliates	(39)	(28)	(46)	(31)
Net capital gain distributions received from Affiliate investments	19	27	24	19
Exchange-traded or centrally cleared financial derivative instruments	(23)	(42)	(15)	(6)
Over the counter financial derivative instruments	32	32	52	65

Net Realized Gain (Loss)	602	742	1,249	1,600

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(210)	(222)	(401)	(350)
Investments in Affiliates	(385)	(433)	(388)	(292)
Exchange-traded or centrally cleared financial derivative instruments	(20)	(21)	3	3
Over the counter financial derivative instruments	15	28	32	34

Net Change in Unrealized Appreciation (Depreciation)	(600)	(648)	(754)	(605)

Net Increase (Decrease) in Net Assets Resulting from Operations	$588	$716	$1,251	$1,775

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$1	$2	$2	$1	$3
625	859	1,087	191	171
342	360	391	66	360
968	1,221	1,480	258	534

11	14	18	3	2
21	18	21	7	10
15	14	19	0	20
13	9	9	5	6
2	3	4	1	1
2	3	3	1	1
64	61	74	17	40
(2)	(3)	(4)	(1)	(1)
62	58	70	16	39

906	1,163	1,410	242	495

1,978	2,682	3,309	754	(3)
(3)	(2)	(15)	3	(32)
16	15	15	2	13
(2)	(1)	0	(3)	(31)
99	133	163	32	21

2,088	2,827	3,472	788	(32)

(125)	(18)	(47)	(171)	281
(237)	(219)	(197)	(34)	(347)
2	2	2	2	(17)
34	49	69	13	15

(326)	(186)	(173)	(190)	(68)

$2,668	$3,804	$4,709	$840	$395

ANNUAL REPORT	JUNE 30, 2018	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$586	$191	$622	$169	$756	$277	$780	$277
Net realized gain (loss)	602	(36)	742	(39)	1,249	32	1,600	(5)
Net change in unrealized appreciation (depreciation)	(600)	430	(648)	439	(754)	742	(605)	874

Net Increase (Decrease) in Net Assets Resulting from Operations	588	585	716	569	1,251	1,051	1,775	1,146

Distributions to Shareholders:
From net investment income
Institutional Class	(202)	(133)	(134)	(100)	(290)	(185)	(397)	(154)
Administrative Class	(187)	0	(256)	0	(243)	(1)	(216)	0
Class A	(56)	(14)	(70)	(19)	(62)	(4)	(72)	(5)
From net realized capital gains
Institutional Class	0	0	0	0	(25)	0	0	0
Administrative Class	0	0	0	0	(26)	0	0	0
Class A	0	0	0	0	(7)	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0

Total Distributions(a)	(445)	(147)	(460)	(119)	(653)	(190)	(685)	(159)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	17,462	6,306	21,249	6,170	21,524	8,829	16,862	13,641

Total Increase (Decrease) in Net Assets	17,605	6,744	21,505	6,620	22,122	9,690	17,952	14,628

Net Assets:
Beginning of year	10,916	4,172	10,058	3,438	16,135	6,445	20,606	5,978
End of year*	$28,521	$10,916	$31,563	$10,058	$38,257	$16,135	$38,558	$20,606

* Including undistributed (overdistributed) net investment income of:	$205	$33	$224	$30	$312	$90	$285	$116

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

$906	$281	$1,163	$323	$1,410	$377	$242	$122	$495	$144
2,088	(24)	2,827	(27)	3,472	(20)	788	(15)	(32)	(26)
(326)	863	(186)	964	(173)	1,135	(190)	508	(68)	310

2,668	1,120	3,804	1,260	4,709	1,492	840	615	395	428

(581)	(106)	(858)	(94)	(1,050)	(108)	(229)	(66)	(121)	(102)
(150)	(1)	(135)	(1)	(185)	0	(1)	(1)	(171)	(1)
(99)	(4)	(63)	0	(65)	(1)	(45)	(2)	(38)	(11)

(52)	0	0	0	0	0	0	0	0	0
(17)	0	0	0	0	0	0	0	0	0
(11)	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

(910)	(111)	(1,056)	(95)	(1,300)	(109)	(275)	(69)	(330)	(114)

11,424	25,134	13,374	34,813	17,797	41,575	3,813	4,365	16,604	4,011

13,182	26,143	16,122	35,978	21,206	42,958	4,378	4,911	16,669	4,325

29,718	3,575	39,442	3,464	47,015	4,057	8,370	3,459	7,762	3,437
$42,900	$29,718	$55,564	$39,442	$68,221	$47,015	$12,748	$8,370	$24,431	$7,762

$333	$152	$454	$208	$527	$247	$57	$54	$201	$15

ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 39.9%

MUTUAL FUNDS 39.3%
Vanguard Developed Markets Index Fund ‘Admiral’	224,001	$3,091
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	39,742	1,396
Vanguard Institutional Index Fund ‘Institutional’	24,426	6,052
Vanguard Small-Cap Index Fund ‘Admiral’	9,306	694

Total Mutual Funds (Cost $11,064)		11,233

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		157

Total Short-Term Instruments (Cost $157)		157

Total Investments in Securities (Cost $11,221)		11,390

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 59.1%

MUTUAL FUNDS (a) 55.0%
PIMCO Emerging Local Bond Fund	92,272	$629
PIMCO High Yield Fund	150,918	1,306
PIMCO Income Fund	325,849	3,907
PIMCO International Bond Fund (U.S. Dollar-Hedged)	133,951	1,445
PIMCO Long Duration Total Return Fund	101,853	1,053
PIMCO Long-Term Credit Bond Fund	91,271	1,038
PIMCO Long-Term Real Return Fund	169,994	1,423
PIMCO Real Return Fund	207,085	2,249
PIMCO Total Return Fund	263,864	2,631

Total Mutual Funds (Cost $15,961)		15,681

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio III	117,919	$1,165

Total Short-Term Instruments (Cost $1,165)		1,165

Total Investments in Affiliates (Cost $17,126)		16,846

Total Investments 99.0% (Cost $28,347)		$28,236

Financial Derivative Instruments (c)(d) 0.5% (Cost or Premiums, net $130)		131

Other Assets and Liabilities, net 0.5%		154

Net Assets 100.0%		$28,521

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$157	U.S. Treasury Notes 2.125% due 08/15/2021	$(164)	$157	$157

Total Repurchase Agreements						$(164)	$157	$157

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$157	$0	$0	$157	$(164)	$(7)

Total Borrowings and Other Financing Transactions	$157	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,950.000	09/21/2018	4	$0	$8	$1
Put - CBOE S&P 500	2,075.000	09/21/2018	6	1	17	3
Put - CBOE S&P 500	2,250.000	12/21/2018	6	1	19	14
Put - CBOE S&P 500	2,400.000	12/21/2018	6	1	28	23

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,000.000	03/15/2019	5	$0	$17	$9
Put - CBOE S&P 500	2,175.000	03/15/2019	4	0	22	12
Put - CBOE S&P 500	2,175.000	06/21/2019	6	1	20	27
Put - CBOE S&P 500	2,325.000	06/21/2019	6	0	30	38

					$161	$127

Total Purchased Options					$161	$127

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,725.000	09/21/2018	6	$1	$(6)	$(1)
Put - CBOE S&P 500	1,975.000	12/21/2018	6	0	(9)	(6)
Put - CBOE S&P 500	1,725.000	03/15/2019	4	0	(6)	(3)
Put - CBOE S&P 500	1,900.000	06/21/2019	6	1	(10)	(13)

					$(31)	$(23)

Total Written Options					$(31)	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$127	$0	$0	$127	$(23)	$0	$0	$(23)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	55	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$529	$0	$16	$16	$0
CBK	Receive	BCOMTR Index	2,916	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	526	0	(2)	0	(2)
JPM	Receive	BCOMTR Index	200	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	36	0	0	0	0
MYI	Receive	DWRTFT Index	34	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	324	0	13	13	0

								$0	$27	$29	$(2)

Total Swap Agreements								$0	$27	$29	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$16	$16	$0	$0	$0	$0	$16	$0	$16
CBK	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYI	0	0	13	13	0	0	0	0	13	0	13

Total Over the Counter	$0	$0	$29	$29	$0	$0	$(2)	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$127	$0	$0	$127

Over the counter
Swap Agreements	$0	$0	$29	$0	$0	$29

	$0	$0	$156	$0	$0	$156

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$23	$0	$0	$23

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$23	$0	$0	$25

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(29)	$0	$0	$(29)
Written Options	0	0	9	0	0	9
Futures	0	0	(2)	0	(1)	(3)

	$0	$0	$(22)	$0	$(1)	$(23)

Over the counter
Swap Agreements	$26	$0	$6	$0	$0	$32

	$26	$0	$(16)	$0	$(1)	$9

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(27)	$0	$0	$(27)
Written Options	0	0	7	0	0	7

	$0	$0	$(20)	$0	$0	$(20)

Over the counter
Swap Agreements	$(7)	$0	$22	$0	$0	$15

	$(7)	$0	$2	$0	$0	$(5)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$11,233	$0	$0	$11,233
Short-Term Instruments
Repurchase Agreements	0	157	0	157

	$11,233	$157	$0	$11,390

Investments in Affiliates, at Value
Mutual Funds	15,681	0	0	15,681
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,165	0	0	1,165

	$16,846	$0	$0	$16,846

Total Investments	$28,079	$157	$0	$28,236

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$127	$0	$127
Over the counter	0	29	0	29

	$0	$156	$0	$156

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(23)	0	(23)
Over the counter	0	(2)	0	(2)

	$0	$(25)	$0	$(25)

Total Financial Derivative Instruments	$0	$131	$0	$131

Totals	$28,079	$288	$0	$28,367

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 49.3%

MUTUAL FUNDS 48.9%
Vanguard Developed Markets Index Fund ‘Admiral’	308,897	$4,263
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	54,804	1,925
Vanguard Institutional Index Fund ‘Institutional’	33,525	8,306
Vanguard Small-Cap Index Fund ‘Admiral’	12,832	957

Total Mutual Funds (Cost $15,303)		15,451

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		129

Total Short-Term Instruments (Cost $129)		129

Total Investments in Securities (Cost $15,432)		15,580

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 49.9%

MUTUAL FUNDS (a) 45.7%
PIMCO Emerging Local Bond Fund	82,984	$566
PIMCO High Yield Fund	137,887	1,193
PIMCO Income Fund	254,202	3,048
PIMCO International Bond Fund (U.S. Dollar-Hedged)	95,455	1,030
PIMCO Long Duration Total Return Fund	148,030	1,531
PIMCO Long-Term Credit Bond Fund	132,658	1,509
PIMCO Long-Term Real Return Fund	245,988	2,059
PIMCO Real Return Fund	147,972	1,607
PIMCO Total Return Fund	187,463	1,868

Total Mutual Funds (Cost $14,773)		14,411

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%
PIMCO Short-Term Floating NAV Portfolio III	133,516	$1,319

Total Short-Term Instruments (Cost $1,319)		1,319

Total Investments in Affiliates (Cost $16,092)		15,730

Total Investments 99.2% (Cost $31,524)		$31,310

Financial Derivative Instruments (c)(d) 0.5% (Cost or Premiums, net $144)		156

Other Assets and Liabilities, net 0.3%		97

Net Assets 100.0%		$31,563

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$129	U.S. Treasury Notes 2.125% due 08/15/2021	$(134)	$129	$129

Total Repurchase Agreements						$(134)	$129	$129

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$129	$0	$0	$129	$(134)	$(5)

Total Borrowings and Other Financing Transactions	$129	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,950.000	09/21/2018	4	0	$8	$1
Put - CBOE S&P 500	2,075.000	09/21/2018	4	0	11	2
Put - CBOE S&P 500	2,250.000	12/21/2018	7	1	23	16

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,400.000	12/21/2018	7	1	$33	$26
Put - CBOE S&P 500	2,000.000	03/15/2019	6	1	21	11
Put - CBOE S&P 500	2,175.000	03/15/2019	5	0	27	16
Put - CBOE S&P 500	2,175.000	06/21/2019	6	1	20	27
Put - CBOE S&P 500	2,325.000	06/21/2019	7	1	35	45

					$178	$144

Total Purchased Options					$178	$144

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,725.000	09/21/2018	4	0	$(4)	$(1)
Put - CBOE S&P 500	1,975.000	12/21/2018	7	1	(10)	(7)
Put - CBOE S&P 500	1,725.000	03/15/2019	5	0	(8)	(4)
Put - CBOE S&P 500	1,900.000	06/21/2019	7	1	(12)	(15)

					$(34)	$(27)

Total Written Options					$(34)	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$144	$0	$0	$144		$(27)	$0	$0	$ (27)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	37	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	702	$0	$22	$22	$0
CBK	Receive	BCOMTR Index	3,655	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		614	0	(2)	0	(2)
JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		7	0	0	0	0
MYI	Receive	DWRTFT Index	33	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		476	0	19	19	0

									$0	$39	$41	$(2)

Total Swap Agreements									$0	$39	$41	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$22	$22	$0	$0	$0	$0	$22	$0	$22
CBK	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYI	0	0	19	19	0	0	0	0	19	0	19

Total Over the Counter	$0	$0	$41	$41	$0	$0	$(2)	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	47

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$144	$0	$0	$144

Over the counter
Swap Agreements	$0	$0	$41	$0	$0	$41

	$0	$0	$185	$0	$0	$185

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$27	$0	$0	$27

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$27	$0	$0	$29

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(29)	$0	$0	$(29)
Written Options	0	0	9	0	0	9
Futures	0	0	(22)	0	0	(22)

	$0	$0	$(42)	$0	$0	$(42)

Over the counter
Swap Agreements	$28	$0	$4	$0	$0	$32

	$28	$0	$(38)	$0	$0	$(10)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(27)	$0	$0	$(27)
Written Options	0	0	6	0	0	6

	$0	$0	$(21)	$0	$0	$(21)

Over the counter
Swap Agreements	$(6)	$0	$34	$0	$0	$28

	$(6)	$0	$13	$0	$0	$7

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$15,451	$0	$0	$15,451
Short-Term Instruments
Repurchase Agreements	0	129	0	129

	$15,451	$129	$0	$15,580

Investments in Affiliates, at Value
Mutual Funds	14,411	0	0	14,411
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,319	0	0	1,319

	$15,730	$0	$0	$15,730

Total Investments	$31,181	$129	$0	$31,310

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$144	$0	$144
Over the counter	0	41	0	41

	$0	$185	$0	$185

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(27)	0	(27)
Over the counter	0	(2)	0	(2)

	$0	$(29)	$0	$(29)

Total Financial Derivative Instruments	$0	$156	$0	$156

Totals	$31,181	$285	$0	$31,466

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.9%

MUTUAL FUNDS 56.5%
Vanguard Developed Markets Index Fund ‘Institutional’	430,805	$5,954
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	76,539	2,689
Vanguard Institutional Index Fund ‘Institutional’	47,014	11,648
Vanguard Small-Cap Index Fund ‘Admiral’	17,923	1,337

Total Mutual Funds (Cost $21,173)		21,628

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		152

Total Short-Term Instruments (Cost $152)		152

Total Investments in Securities (Cost $21,325)		21,780

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 42.3%

MUTUAL FUNDS (a) 36.2%
PIMCO Emerging Local Bond Fund	82,215	$561
PIMCO High Yield Fund	135,167	1,169
PIMCO Income Fund	232,122	2,783
PIMCO International Bond Fund (U.S. Dollar-Hedged)	81,786	882
PIMCO Long Duration Total Return Fund	157,792	1,632
PIMCO Long-Term Credit Bond Fund	141,401	1,608
PIMCO Long-Term Real Return Fund	263,942	2,209
PIMCO Real Return Fund	127,118	1,381
PIMCO Total Return Fund	161,412	1,609

Total Mutual Funds (Cost $14,093)		13,834

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	236,554	$2,338

Total Short-Term Instruments (Cost $2,338)		2,338

Total Investments in Affiliates (Cost $16,431)		16,172

Total Investments 99.2% (Cost $37,756)		$37,952

Financial Derivative Instruments (c) 0.1% (Cost or Premiums, net $0)		54

Other Assets and Liabilities, net 0.7%		251

Net Assets 100.0%		$38,257

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$152	U.S. Treasury Notes 2.125% due 08/15/2021	$(159)	$152	$152

Total Repurchase Agreements						$(159)	$152	$152

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$152	$0	$0	$152	$(159)	$(7)

Total Borrowings and Other Financing Transactions	$152	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	25	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	1,153	$0	$36	$36	$0
CBK	Receive	BCOMTR Index	3,785	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		638	0	(2)	0	(2)
JPM	Receive	BCOMTR Index	574	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		104	0	0	0	0
MYI	Receive	DWRTFT Index	14	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		495	0	20	20	0

									$0	$54	$56	$(2)

Total Swap Agreements									$0	$54	$56	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$36	$36	$0	$0	$0	$0	$36	$0	$36
CBK	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYI	0	0	20	20	0	0	0	0	20	0	20

Total Over the Counter	$0	$0	$56	$56	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$56	$0	$0	$56

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	51

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20)	$0	$0	$(20)
Written Options	0	0	15	0	0	15
Futures	0	0	(9)	0	(1)	(10)

	$0	$0	$(14)	$0	$(1)	$(15)

Over the counter
Swap Agreements	$37	$0	$15	$0	$0	$52

	$37	$0	$1	$0	$(1)	$37

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15
Written Options	0	0	(12)	0	0	(12)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$(9)	$0	$41	$0	$0	$32

	$(9)	$0	$44	$0	$0	$35

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$21,628	$0	$0	$21,628
Short-Term Instruments
Repurchase Agreements	0	152	0	152

	$21,628	$152	$0	$21,780

Investments in Affiliates, at Value
Mutual Funds	13,834	0	0	13,834
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,338	0	0	2,338

	$16,172	$0	$0	$16,172

Total Investments	$37,800	$152	$0	$37,952

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$56	$0	$56

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$54	$0	$54

Totals	$37,800	$206	$0	$38,006

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.7%

MUTUAL FUNDS 65.0%
Vanguard Developed Markets Index Fund ‘Institutional’	498,864	$	6,894
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	88,629		3,114
Vanguard Institutional Index Fund ‘Institutional’	54,441		13,488
Vanguard Small-Cap Index Fund ‘Admiral’	20,755		1,548

Total Mutual Funds (Cost $24,484)			25,044

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
			268

Total Short-Term Instruments (Cost $268)			268

Total Investments in Securities (Cost $24,752)			25,312

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.2%

MUTUAL FUNDS (a) 27.6%
PIMCO Emerging Local Bond Fund	72,546	$	495
PIMCO High Yield Fund	116,730		1,010
PIMCO Income Fund	187,240		2,245
PIMCO International Bond Fund (U.S. Dollar-Hedged)	60,945		658
PIMCO Long Duration Total Return Fund	117,607		1,216
PIMCO Long-Term Credit Bond Fund	105,156		1,196
PIMCO Long-Term Real Return Fund	192,519		1,612
PIMCO Real Return Fund	94,749		1,029
PIMCO Total Return Fund	123,087		1,227

Total Mutual Funds (Cost $10,871)			10,688

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%
PIMCO Short-Term Floating NAV Portfolio III	256,850		$	2,538

Total Short-Term Instruments (Cost $2,538)				2,538

Total Investments in Affiliates (Cost $13,409)				13,226

Total Investments 99.9% (Cost $38,161)		$		38,538

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)				62

Other Assets and Liabilities, net (0.1)%				(42)

Net Assets 100.0%		$		38,558

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$268	U.S. Treasury Notes 2.125% due 08/15/2021	$(278)	$268	$268

Total Repurchase Agreements						$(278)	$268	$268

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$268	$0	$0	$268	$(278)	$(10)

Total Borrowings and Other Financing Transactions	$268	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	53

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	131	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	1,260	$0	$39	$39	$0
CBK	Receive	BCOMTR Index	3,845	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		694	0	(3)	0	(3)
JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		60	0	0	0	0
MYI	Receive	DWRTFT Index	68	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		647	0	26	26	0

									$0	$62	$65	$(3)

Total Swap Agreements									$0	$62	$65	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$39	$39	$0	$0	$0	$0	$39	$0	$39
CBK	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	0	0	26	26	0	0	0	0	26	0	26

Total Over the Counter	$0	$0	$65	$65	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$65	$0	$0	$65

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$3	$0	$0	$0	$0	$3

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20)	$0	$0	$(20)
Written Options	0	0	15	0	0	15
Futures	0	0	(1)	0	0	(1)

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$42	$0	$23	$0	$0	$65

	$42	$0	$17	$0	$0	$59

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15
Written Options	0	0	(12)	0	0	(12)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$(11)	$0	$45	$0	$0	$34

	$(11)	$0	$48	$0	$0	$37

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$25,044	$0	$0	$25,044
Short-Term Instruments
Repurchase Agreements	0	268	0	268

	$25,044	$268	$0	$25,312

Investments in Affiliates, at Value
Mutual Funds	10,688	0	0	10,688
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,538	0	0	2,538

	$13,226	$0	$0	$13,226

Total Investments	$38,270	$268	$0	$38,538

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$65	$0	$65

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$62	$0	$62

Totals	$38,270	$330	$0	$38,600

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	55

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.5%

MUTUAL FUNDS 71.2%
Vanguard Developed Markets Index Fund ‘Institutional’	609,588	$8,425
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	108,299	3,804
Vanguard Institutional Index Fund ‘Institutional’	66,410	16,453
Vanguard Small-Cap Index Fund ‘Admiral’	25,366	1,893

Total Mutual Funds (Cost $29,955)		30,575

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		122

Total Short-Term Instruments (Cost $122)		122

Total Investments in Securities (Cost $30,077)		30,697

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.6%

MUTUAL FUNDS (a) 20.3%
PIMCO Emerging Local Bond Fund	60,004	$409
PIMCO High Yield Fund	106,968	925
PIMCO Income Fund	159,578	1,913
PIMCO International Bond Fund (U.S. Dollar-Hedged)	50,532	545
PIMCO Long Duration Total Return Fund	87,758	908
PIMCO Long-Term Credit Bond Fund	78,649	894
PIMCO Long-Term Real Return Fund	148,923	1,247
PIMCO Real Return Fund	78,521	853
PIMCO Total Return Fund	99,688	994

Total Mutual Funds (Cost $8,858)		8,688

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%
PIMCO Short-Term Floating NAV Portfolio III	318,246	$3,146

	Total Short-Term Instruments (Cost $3,145)	3,146

	Total Investments in Affiliates (Cost $12,003)	11,834

	Total Investments 99.1% (Cost $42,080)	$42,531

	Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)	76

	Other Assets and Liabilities, net 0.7%	293

	Net Assets 100.0%	$42,900

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$122	U.S. Treasury Notes 2.125% due 08/15/2021	$(129)	$122	$122

Total Repurchase Agreements						$(129)	$122	$122

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$122	$0	$0	$122	$(129)	$(7)

Total Borrowings and Other Financing Transactions	$122	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	47	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	1,748	$0	$55	$55	$0
CBK	Receive	BCOMTR Index	4,413	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		847	0	(3)	0	(3)
JPM	Receive	BCOMTR Index	48	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		9	0	0	0	0
MYI	Receive	DWRTFT Index	13	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		580	0	24	24	0

									$0	$76	$79	$(3)

Total Swap Agreements									$0	$76	$79	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$55	$55	$0	$0	$0	$0	$55	$0	$55
CBK	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	0	0	24	24	0	0	0	0	24	0	24

Total Over the Counter	$0	$0	$79	$79	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$79	$0	$0	$79

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$3	$0	$0	$0	$0	$3

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	57

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	8	0	0	8

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$52	$0	$47	$0	$0	$99

	$52	$0	$45	$0	$0	$97

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$(15)	$0	$49	$0	$0	$34

	$(15)	$0	$51	$0	$0	$36

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$30,575	$0	$0	$30,575
Short-Term Instruments
Repurchase Agreements	0	122	0	122

	$30,575	$122	$0	$30,697

Investments in Affiliates, at Value
Mutual Funds	8,688	0	0	8,688
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,146	0	0	3,146

	$11,834	$0	$0	$11,834

Total Investments	$42,409	$122	$0	$42,531

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$79	$0	$79

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$76	$0	$76

Totals	$42,409	$198	$0	$42,607

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.0%

MUTUAL FUNDS 76.1%
Vanguard Developed Markets Index Fund ‘Institutional’	843,219	$11,653
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	197,003	5,262
Vanguard Institutional Index Fund ‘Institutional’	91,850	22,756
Vanguard Small-Cap Index Fund ‘Admiral’	35,088	2,618

Total Mutual Funds (Cost $41,478)		42,289

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.9%
		485

Total Short-Term Instruments (Cost $485)		485

Total Investments in Securities (Cost $41,963)		42,774

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.5%

MUTUAL FUNDS (a) 14.6%
PIMCO Emerging Local Bond Fund	55,550	$379
PIMCO High Yield Fund	98,914	856
PIMCO Income Fund	143,725	1,723
PIMCO International Bond Fund (U.S. Dollar-Hedged)	45,577	492
PIMCO Long Duration Total Return Fund	87,163	901
PIMCO Long-Term Credit Bond Fund	78,105	888
PIMCO Long-Term Real Return Fund	150,636	1,261
PIMCO Real Return Fund	69,066	750
PIMCO Total Return Fund	87,583	873

Total Mutual Funds (Cost $8,298)		8,123

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio III	441,301	$4,363

Total Short-Term Instruments (Cost $4,362)		4,363

Total Investments in Affiliates (Cost $12,660)		12,486

Total Investments 99.5% (Cost $54,623)		$55,260

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)		105

Other Assets and Liabilities, net 0.3%		199

Net Assets 100.0%		$55,564

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$485	U.S. Treasury Notes 1.875% due 01/31/2022	$(495)	$485	$485

Total Repurchase Agreements						$(495)	$485	$485

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$485	$0	$0	$485	$(495)	$(10)

Total Borrowings and Other Financing Transactions	$485	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	59

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	24	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	2,402	$0	$76	$76	$0
CBK	Receive	BCOMTR Index	5,739	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		1,096	0	(4)	0	(4)
MYI	Receive	DWRTFT Index	12	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		819	0	33	33	0

Total Swap Agreements									$0	$105	$109	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$76	$76	$0	$0	$0	$0	$76	$0	$76
CBK	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
MYI	0	0	33	33	0	0	0	0	33	0	33

Total Over the Counter	$0	$0	$109	$109	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$109	$0	$0	$109

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	8	0	0	8
Futures	0	0	1	0	0	1

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$67	$0	$66	$0	$0	$133

	$67	$0	$65	$0	$0	$132

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$(19)	$0	$68	$0	$0	$49

	$(19)	$0	$70	$0	$0	$51

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$42,289	$0	$0	$42,289
Short-Term Instruments
Repurchase Agreements	0	485	0	485

	$42,289	$485	$0	$42,774

Investments in Affiliates, at Value
Mutual Funds	8,123	0	0	8,123
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,363	0	0	4,363

	$12,486	$0	$0	$12,486

Total Investments	$54,775	$485	$0	$55,260

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$109	$0	$109

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$105	$0	$105

Totals	$54,775	$590	$0	$55,365

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	61

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.9%

MUTUAL FUNDS 79.5%
Vanguard Developed Markets Index Fund ‘Institutional’	1,081,844	$14,951
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	252,754	6,751
Vanguard Institutional Index Fund ‘Institutional’	117,824	29,191
Vanguard Small-Cap Index Fund ‘Admiral’	45,020	3,359

Total Mutual Funds (Cost $53,275)		54,252

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		299

Total Short-Term Instruments (Cost $299)		299

Total Investments in Securities (Cost $53,574)		54,551

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 19.5%

MUTUAL FUNDS (a) 11.8%
PIMCO Emerging Local Bond Fund	52,544	$358
PIMCO High Yield Fund	93,537	809
PIMCO Income Fund	131,979	1,582
PIMCO International Bond Fund (U.S. Dollar-Hedged)	41,217	445
PIMCO Long Duration Total Return Fund	95,600	989
PIMCO Long-Term Credit Bond Fund	85,654	974
PIMCO Long-Term Real Return Fund	167,133	1,399
PIMCO Real Return Fund	61,675	670
PIMCO Total Return Fund	78,106	779

Total Mutual Funds (Cost $8,162)		8,005

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%
PIMCO Short-Term Floating NAV Portfolio III	534,110	$5,280

Total Short-Term Instruments (Cost $5,279)		5,280

Total Investments in Affiliates (Cost $13,441)		13,285

Total Investments 99.4% (Cost $67,015)		$67,836

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)		136

Other Assets and Liabilities, net 0.4%		249

Net Assets 100.0%		$68,221

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$299	U.S. Treasury Notes 1.875% due 01/31/2022	$(309)	$299	$299

Total Repurchase Agreements						$(309)	$299	$299

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$299	$0	$0	$299	$(309)	$(10)

Total Borrowings and Other Financing Transactions	$299	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	319	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	3,065	$0	$97	$97	$0
CBK	Receive	BCOMTR Index	7,573	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		1,366	0	(5)	0	(5)
MYI	Receive	DWRTFT Index	113	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		1,076	0	44	44	0

Total Swap Agreements									$0	$136	$141	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$97	$97	$0	$0	$0	$0	$97	$0	$97
CBK	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
MYI	0	0	44	44	0	0	0	0	44	0	44

Total Over the Counter	$0	$0	$141	$141	$0	$0	$(5)	$(5)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$141	$0	$0	$141

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$5	$0	$0	$0	$0	$5

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	63

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	7	0	0	7
Futures	0	0	3	0	0	3

	$0	$0	$0	$0	$0	$0

Over the counter
Swap Agreements	$84	$0	$79	$0	$0	$163

	$84	$0	$79	$0	$0	$163

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$(23)	$0	$92	$0	$0	$69

	$(23)	$0	$94	$0	$0	$71

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$54,252	$0	$0	$54,252
Short-Term Instruments
Repurchase Agreements	0	299	0	299

	$54,252	$299	$0	$54,551

Investments in Affiliates, at Value
Mutual Funds	8,005	0	0	8,005
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,280	0	0	5,280

	$13,285	$0	$0	$13,285

Total Investments	$67,537	$299	$0	$67,836

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$141	$0	$141

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$136	$0	$136

Totals	$67,537	$435	$0	$67,972

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.9%

MUTUAL FUNDS 78.9%
Vanguard Developed Markets Index Fund ‘Admiral’	200,971	$2,773
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	35,511	1,247
Vanguard Institutional Index Fund ‘Institutional’	21,835	5,410
Vanguard Small-Cap Index Fund ‘Admiral’	8,399	627

Total Mutual Funds (Cost $9,780)		10,057

Total Investments in Securities (Cost $9,780)		10,057

INVESTMENTS IN AFFILIATES 19.5%

MUTUAL FUNDS (a) 11.5%
PIMCO Emerging Local Bond Fund	9,068	62
PIMCO High Yield Fund	17,664	153
PIMCO Income Fund	25,193	302
PIMCO International Bond Fund (U.S. Dollar-Hedged)	7,259	78
PIMCO Long Duration Total Return Fund	17,774	184
PIMCO Long-Term Credit Bond Fund	15,892	181

	SHARES	MARKET VALUE (000S)
PIMCO Long-Term Real Return Fund	29,446	$246
PIMCO Real Return Fund	10,647	116
PIMCO Total Return Fund	14,753	147

Total Mutual Funds (Cost $1,489)		1,469

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%
PIMCO Short-Term Floating NAV Portfolio III	102,766	1,016

Total Short-Term Instruments (Cost $1,016)		1,016

Total Investments in Affiliates (Cost $2,505)		2,485

Total Investments 98.4% (Cost $12,285)		$12,542

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $0)		25

Other Assets and Liabilities, net 1.4%		181

Net Assets 100.0%		$12,748

NOTES TO SCHEDULE OF INVESTMENTS

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	52	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	519	$0	$16	$16	$0
CBK	Receive	BCOMTR Index	1,098	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		221	0	(1)	0	(1)
JPM	Receive	BCOMTR Index	100	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		18	0	0	0	0
MYI	Receive	DWRTFT Index	6	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		238	0	10	10	0

Total Swap Agreements									$0	$25	$26	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$16	$16	$0	$0	$0	$0	$16	$0	$16
CBK	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYI	0	0	10	10	0	0	0	0	10	0	10

Total Over the Counter	$0	$0	$26	$26	$0	$0	$(1)	$(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	65

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$26	$0	$0	$26

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	7	0	0	7

	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$13	$0	$19	$0	$0	$32

	$13	$0	$16	$0	$0	$29

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$(4)	$0	$17	$0	$0	$13

	$(4)	$0	$19	$0	$0	$15

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$10,057	$0	$0	$10,057

	$10,057	$0	$0	$10,057

Investments in Affiliates, at Value
Mutual Funds	1,469	0	0	1,469
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,016	0	0	1,016

	$2,485	$0	$0	$2,485

Total Investments	$12,542	$0	$0	$12,542

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$26	$0	$26

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$25	$0	$25

Totals	$12,542	$25	$0	$12,567

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	67

Schedule of Investments PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 35.7%

MUTUAL FUNDS (a) 35.3%
Vanguard 500 Index Fund ‘Admiral’	18,446	$4,630
Vanguard Developed Markets Index Fund ‘Admiral’	171,988	2,373
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	30,889	1,085
Vanguard Small-Cap Index Fund ‘Admiral’	7,184	536

Total Mutual Funds (Cost $8,097)		8,624

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		105

Total Short-Term Instruments (Cost $105)		105

Total Investments in Securities (Cost $8,202)		8,729

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 63.7%

MUTUAL FUNDS (a) 59.5%
PIMCO Emerging Local Bond Fund	86,618	$591
PIMCO High Yield Fund	142,347	1,231
PIMCO Income Fund	321,903	3,860
PIMCO International Bond Fund (U.S. Dollar-Hedged)	135,744	1,465
PIMCO Long Duration Total Return Fund	72,097	745
PIMCO Long-Term Credit Bond Fund	64,607	735
PIMCO Long-Term Real Return Fund	119,289	998
PIMCO Real Return Fund	208,655	2,266
PIMCO Total Return Fund	265,913	2,651

Total Mutual Funds (Cost $14,827)		14,542

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%
PIMCO Short-Term Floating NAV Portfolio III	102,945	$1,018

Total Short-Term Instruments (Cost $1,017)		1,018

Total Investments in Affiliates (Cost $15,844)		15,560

Total Investments 99.4% (Cost $24,046)		$24,289

Financial Derivative Instruments (c)(d) 0.5% (Cost or Premiums, net $110)		109

Other Assets and Liabilities, net 0.1%		33

Net Assets 100.0%		$24,431

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$105	U.S. Treasury Notes 1.875% due 01/31/2022	$(108)	$105	$105

Total Repurchase Agreements						$(108)	$105	$105

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$105	$0	$0	$105	$(108)	$(3)

Total Borrowings and Other Financing Transactions	$105	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,950.000	09/21/2018	4	$0	$8	$1
Put - CBOE S&P 500	2,075.000	09/21/2018	4	0	11	2
Put - CBOE S&P 500	2,250.000	12/21/2018	5	1	16	12

68	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,400.000	12/21/2018	5	$1	$23	$19
Put - CBOE S&P 500	2,000.000	03/15/2019	4	0	14	7
Put - CBOE S&P 500	2,175.000	03/15/2019	4	0	22	12
Put - CBOE S&P 500	2,175.000	06/21/2019	5	1	17	22
Put - CBOE S&P 500	2,325.000	06/21/2019	5	1	25	32

					$136	$107

Total Purchased Options					$136	$107

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,725.000	09/21/2018	4	$0	$(4)	$(1)
Put - CBOE S&P 500	1,975.000	12/21/2018	5	1	(7)	(5)
Put - CBOE S&P 500	1,725.000	03/15/2019	4	0	(7)	(3)
Put - CBOE S&P 500	1,900.000	06/21/2019	5	1	(8)	(11)

					$(26)	$(20)

Total Written Options					$(26)	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$107	$0	$0	$107	$(20)	$0	$0	$(20)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	12	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$	413	$0	$13	$13	$0
CBK	Receive	BCOMTR Index	2,593	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018		495	0	(2)	0	(2)
MYI	Receive	DWRTFT Index	20	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018		266	0	11	11	0

									$0	$22	$24	$(2)

Total Swap Agreements									$0	$22	$24	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$13	$13	$0	$0	$0	$0	$13	$0	$13
CBK	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYI	0	0	11	11	0	0	0	0	11	0	11

Total Over the Counter	$0	$0	$24	$24	$0	$0	$(2)	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	69

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$107	$0	$0	$107

Over the counter
Swap Agreements	$0	$0	$24	$0	$0	$24

	$0	$0	$131	$0	$0	$131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$20	$0	$0	$20

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$20	$0	$0	$22

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(25)	$0	$0	$(25)
Written Options	0	0	8	0	0	8
Futures	0	0	(13)	0	(1)	(14)

	$0	$0	$(30)	$0	$(1)	$(31)

Over the counter
Swap Agreements	$21	$0	$0	$0	$0	$21

	$21	$0	$(30)	$0	$(1)	$(10)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(22)	$0	$0	$(22)
Written Options	0	0	5	0	0	5

	$0	$0	$(17)	$0	$0	$(17)

Over the counter
Swap Agreements	$(5)	$0	$20	$0	$0	$15

	$(5)	$0	$3	$0	$0	$(2)

70	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Mutual Funds	$8,624	$0	$0	$8,624
Short-Term Instruments
Repurchase Agreements	0	105	0	105

	$8,624	$105	$0	$8,729

Investments in Affiliates, at Value
Mutual Funds	14,542	0	0	14,542
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,018	0	0	1,018

	$15,560	$0	$0	$15,560

Total Investments	$24,184	$105	$0	$24,289

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$107	$0	$107
Over the counter	0	24	0	24

	$0	$131	$0	$131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(20)	0	(20)
Over the counter	0	(2)	0	(2)

	$0	$(22)	$0	$(22)

Total Financial Derivative Instruments	$0	$109	$0	$109

Totals	$24,184	$214	$0	$24,398

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared

72	PIMCO EQUITY SERIES

June 30, 2018

during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December  15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December  15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

ANNUAL REPORT	JUNE 30, 2018	73

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

74	PIMCO EQUITY SERIES

June 30, 2018

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

ANNUAL REPORT	JUNE 30, 2018	75

Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or

76	PIMCO EQUITY SERIES

June 30, 2018

Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$239	$535	$(96)	$0	$(49)	$629	$20	$0
PIMCO High Yield Fund	478	1,080	(203)	(3)	(46)	1,306	46	0
PIMCO Income Fund	1,262	3,468	(697)	(7)	(119)	3,907	143	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	482	1,193	(249)	(1)	20	1,445	18	0
PIMCO Long Duration Total Return Fund	350	950	(178)	(8)	(61)	1,053	28	19
PIMCO Long-Term Credit Bond Fund	351	889	(135)	0	(67)	1,038	33	0
PIMCO Long-Term Real Return Fund	706	1,516	(806)	(10)	17	1,423	28	0
PIMCO Real Return Fund	776	1,970	(467)	(5)	(25)	2,249	46	0
PIMCO Short-Term Floating NAV Portfolio III	352	11,113	(10,300)	0	0	1,165	14	0
PIMCO Total Return Fund	778	2,321	(408)	(5)	(55)	2,631	35	0
Totals	$5,774	$25,035	$(13,539)	$(39)	$(385)	$16,846	$411	$19

PIMCO REALPATH® Blend 2025 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$195	$544	$(134)	$4	$(43)	$566	$18	$0
PIMCO High Yield Fund	398	1,036	(194)	(4)	(43)	1,193	43	0
PIMCO Income Fund	903	2,699	(447)	(7)	(100)	3,048	117	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	215	871	(66)	0	10	1,030	11	0
PIMCO Long Duration Total Return Fund	369	1,322	(56)	(1)	(103)	1,531	39	27
PIMCO Long-Term Credit Bond Fund	369	1,297	(55)	0	(102)	1,509	45	0
PIMCO Long-Term Real Return Fund	735	2,063	(735)	(14)	10	2,059	37	0
PIMCO Real Return Fund	356	1,414	(143)	(2)	(18)	1,607	29	0
PIMCO Short-Term Floating NAV Portfolio III	502	11,917	(11,100)	0	0	1,319	18	0
PIMCO Total Return Fund	506	1,625	(216)	(4)	(43)	1,868	26	0
Totals	$4,548	$24,788	$(13,146)	$(28)	$(432)	$15,730	$383	$27

PIMCO REALPATH® Blend 2030 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$320	$513	$(241)	$11	$(42)	$561	$20	$0
PIMCO High Yield Fund	636	1,078	(489)	(14)	(42)	1,169	51	0
PIMCO Income Fund	1,256	2,447	(824)	(15)	(81)	2,783	117	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	179	696	0	0	7	882	8	0
PIMCO Long Duration Total Return Fund	486	1,291	(45)	(4)	(96)	1,632	41	24
PIMCO Long-Term Credit Bond Fund	486	1,270	(43)	(2)	(103)	1,608	48	0
PIMCO Long-Term Real Return Fund	948	1,843	(582)	(16)	16	2,209	41	0
PIMCO Real Return Fund	285	1,152	(44)	(1)	(11)	1,381	23	0
PIMCO Short-Term Floating NAV Portfolio III	812	13,127	(11,600)	(1)	0	2,338	27	0
PIMCO Total Return Fund	614	1,211	(176)	(4)	(36)	1,609	23	0
Totals	$6,022	$24,628	$(14,044)	$(46)	$(388)	$16,172	$399	$24

ANNUAL REPORT	JUNE 30, 2018	77

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2035 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$404	$422	$(314)	$18	$(35)	$495	$19	$0
PIMCO High Yield Fund	802	919	(656)	(17)	(38)	1,010	53	0
PIMCO Income Fund	1,370	1,878	(924)	(15)	(64)	2,245	107	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	178	474	0	0	6	658	6	0
PIMCO Long Duration Total Return Fund	463	878	(54)	(5)	(66)	1,216	32	19
PIMCO Long-Term Credit Bond Fund	463	859	(53)	(3)	(70)	1,196	37	0
PIMCO Long-Term Real Return Fund	706	1,099	(197)	(6)	10	1,612	29	0
PIMCO Real Return Fund	282	755	0	0	(8)	1,029	17	0
PIMCO Short-Term Floating NAV Portfolio III	1,008	14,230	(12,700)	(1)	1	2,538	31	0
PIMCO Total Return Fund	586	774	(103)	(2)	(28)	1,227	20	0
Totals	$6,262	$22,288	$(15,001)	$(31)	$(292)	$13,226	$351	$19

PIMCO REALPATH® Blend 2040 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$520	$212	$(311)	$20	$(32)	$409	$22	$0
PIMCO High Yield Fund	1,034	580	(637)	(16)	(36)	925	56	0
PIMCO Income Fund	1,619	981	(621)	(6)	(60)	1,913	102	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	244	294	0	0	7	545	6	0
PIMCO Long Duration Total Return Fund	520	441	0	0	(53)	908	28	16
PIMCO Long-Term Credit Bond Fund	520	427	0	0	(53)	894	32	0
PIMCO Long-Term Real Return Fund	716	515	0	0	16	1,247	25	0
PIMCO Real Return Fund	380	479	0	0	(6)	853	16	0
PIMCO Short-Term Floating NAV Portfolio III	1,407	13,439	(11,700)	(1)	1	3,146	39	0
PIMCO Total Return Fund	579	436	0	0	(21)	994	16	0
Totals	$7,539	$17,804	$(13,269)	$(3)	$(237)	$11,834	$342	$16

PIMCO REALPATH® Blend 2045 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$579	$241	$(436)	$27	$(32)	$379	$22	$0
PIMCO High Yield Fund	1,150	588	(825)	(21)	(36)	856	61	0
PIMCO Income Fund	1,622	954	(793)	(7)	(53)	1,723	100	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	285	199	0	0	8	492	6	0
PIMCO Long Duration Total Return Fund	474	477	0	0	(50)	901	27	15
PIMCO Long-Term Credit Bond Fund	474	466	0	0	(52)	888	31	0
PIMCO Long-Term Real Return Fund	821	421	0	0	19	1,261	27	0
PIMCO Real Return Fund	454	302	0	0	(6)	750	17	0
PIMCO Short-Term Floating NAV Portfolio III	2,508	8,655	(6,800)	(1)	1	4,363	55	0
PIMCO Total Return Fund	466	425	0	0	(18)	873	14	0
Totals	$8,833	$12,728	$(8,854)	$(2)	$(219)	$12,486	$360	$15

78	PIMCO EQUITY SERIES

June 30, 2018

PIMCO REALPATH® Blend 2050 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$644	$243	$(536)	$28	$(21)	$358	$25	$0
PIMCO High Yield Fund	1,280	705	(1,113)	(33)	(30)	809	67	0
PIMCO Income Fund	1,697	935	(990)	(7)	(53)	1,582	104	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	316	120	0	0	9	445	7	0
PIMCO Long Duration Total Return Fund	465	576	0	0	(52)	989	27	15
PIMCO Long-Term Credit Bond Fund	465	562	0	0	(53)	974	32	0
PIMCO Long-Term Real Return Fund	893	484	0	0	22	1,399	29	0
PIMCO Real Return Fund	516	295	(135)	(1)	(5)	670	17	0
PIMCO Short-Term Floating NAV Portfolio III	3,110	14,371	(12,200)	(2)	1	5,280	71	0
PIMCO Total Return Fund	411	383	0	0	(15)	779	12	0
Totals	$9,797	$18,674	$(14,974)	$(15)	$(197)	$13,285	$391	$15

PIMCO REALPATH® Blend 2055 Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$110	$36	$(87)	$7	$(4)	$62	$3	$0
PIMCO High Yield Fund	228	112	(176)	(4)	(7)	153	11	0
PIMCO Income Fund	308	161	(158)	0	(9)	302	17	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	54	22	0	0	2	78	1	0
PIMCO Long Duration Total Return Fund	80	112	0	0	(8)	184	5	2
PIMCO Long-Term Credit Bond Fund	80	109	0	0	(8)	181	6	0
PIMCO Long-Term Real Return Fund	163	79	0	0	4	246	6	0
PIMCO Real Return Fund	88	48	(19)	0	(1)	116	3	0
PIMCO Short-Term Floating NAV Portfolio III	503	1,413	(900)	0	0	1,016	12	0
PIMCO Total Return Fund	70	80	0	0	(3)	147	2	0
Totals	$1,684	$2,172	$(1,340)	$3	$(34)	$2,485	$66	$2

PIMCO REALPATH® Blend Income Fund

Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$192	$488	$(46)	$1	$(44)	$591	$16	$0
PIMCO High Yield Fund	390	1,017	(132)	(2)	(42)	1,231	42	0
PIMCO Income Fund	1,050	3,525	(590)	(9)	(116)	3,860	134	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	476	1,245	(274)	(1)	19	1,465	20	0
PIMCO Long Duration Total Return Fund	186	633	(25)	(1)	(48)	745	18	13
PIMCO Long-Term Credit Bond Fund	184	620	(21)	0	(48)	735	21	0
PIMCO Long-Term Real Return Fund	398	1,026	(427)	(6)	7	998	18	0
PIMCO Real Return Fund	763	2,055	(522)	(6)	(24)	2,266	47	0
PIMCO Short-Term Floating NAV Portfolio III	109	9,109	(8,200)	0	0	1,018	9	0
PIMCO Total Return Fund	655	2,397	(342)	(8)	(51)	2,651	35	0
Totals	$4,403	$22,115	$(10,579)	$(32)	$(347)	$15,560	$360	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the

80	PIMCO EQUITY SERIES

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initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s

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Notes to Financial Statements (Cont.)

investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund
New/Small Fund	X	X	X	X	X	X	X	X	X
Allocation	X	X	X	X	X	X	X	X	X
Acquired Fund	X	X	X	X	X	X	X	X	X
Investment in Acquired Fund Risks
New/Small Fund	X	X	X	X	X	X	X	X	X
Equity	X	X	X	X	X	X	X	X	X
Value Investing	X	X	X	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X	X	X
High Yield and Distressed Company	X	X	X	X	X	X	X	X	X
Market	X	X	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X	X

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June 30, 2018

Investment in Acquired Fund Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund
Derivatives	X	X	X	X	X	X	X	X	X
Commodity	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X
Real Estate	X	X	X	X	X	X	X	X	X
Emerging Markets	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X
Currency	X	X	X	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X	X	X	X
Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X
Management	X	X	X	X	X	X	X	X	X
Short Exposure	X	X	X	X	X	X	X	X	X
Tax	X	X	X	X	X	X	X	X	X
Subsidiary	X	X	X	X	X	X	X	X	X
Arbitrage	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

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Notes to Financial Statements (Cont.)

outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

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Notes to Financial Statements (Cont.)

counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

86	PIMCO EQUITY SERIES

June 30, 2018

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee
Administrative Class	—		0.25%
Class A	—		0.25%
Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2018, the Distributor retained $95,781 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting

ANNUAL REPORT	JUNE 30, 2018	87

Notes to Financial Statements (Cont.)

attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RealPath® Blend 2020 Fund	$0	$1	$1	$2
PIMCO RealPath® Blend 2025 Fund	0	1	1	2
PIMCO RealPath® Blend 2030 Fund	0	1	2	3
PIMCO RealPath® Blend 2035 Fund	0	1	2	3
PIMCO RealPath® Blend 2040 Fund	0	1	2	3
PIMCO RealPath® Blend 2045 Fund	0	1	3	4
PIMCO RealPath® Blend 2050 Fund	0	0	4	4
PIMCO RealPath® Blend 2055 Fund	0	0	1	1
PIMCO RealPath® Blend Income Fund	0	1	1	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities

88	PIMCO EQUITY SERIES

June 30, 2018

and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO REALPATH® Blend 2020 Fund	$0	$0	$30,519	$13,854
PIMCO REALPATH® Blend 2025 Fund	0	0	36,326	15,857
PIMCO REALPATH® Blend 2030 Fund	0	0	46,012	26,043
PIMCO REALPATH® Blend 2035 Fund	0	0	44,713	29,089
PIMCO REALPATH® Blend 2040 Fund	0	0	42,099	32,524
PIMCO REALPATH® Blend 2045 Fund	0	0	58,259	47,008
PIMCO REALPATH® Blend 2050 Fund	0	0	74,986	59,141
PIMCO REALPATH® Blend 2055 Fund	0	0	9,736	6,452
PIMCO REALPATH® Blend Income Fund	0	0	21,319	5,406

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	466	$5,145	770	$8,002	302	$3,386	549	$5,708
Administrative Class	1,426	15,852	0	2	2,134	24,027	1	11
Class A	273	3,051	247	2,555	100	1,115	363	3,763
Issued as reinvestment of distributions
Institutional Class	18	202	13	133	12	134	10	100
Administrative Class	17	187	0	0	23	256	0	0
Class A	5	56	1	14	6	70	2	19
Cost of shares redeemed
Institutional Class	(304)	(3,335)	(397)	(4,160)	(279)	(3,129)	(326)	(3,420)
Administrative Class	(313)	(3,464)	0	(2)	(393)	(4,416)	0	0
Class A	(21)	(232)	(23)	(238)	(17)	(194)	(1)	(11)
Net increase (decrease) resulting from Fund share transactions	1,567	$17,462	611	$6,306	1,888	$21,249	598	$6,170

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	433	$4,973	908	$9,604	278	$3,228	1,341	$14,359
Administrative Class	1,986	22,882	2	12	1,684	19,711	3	32
Class A	82	924	291	3,032	72	831	303	3,207
Issued as reinvestment of distributions
Institutional Class	28	315	18	185	34	397	15	154
Administrative Class	23	269	0	1	19	216	0	0
Class A	6	69	0	4	6	72	1	5
Cost of shares redeemed
Institutional Class	(436)	(5,003)	(375)	(3,980)	(431)	(5,015)	(379)	(4,065)
Administrative Class	(245)	(2,798)	0	0	(214)	(2,505)	(1)	(11)
Class A	(10)	(107)	(3)	(29)	(6)	(73)	(4)	(40)
Net increase (decrease) resulting from Fund share transactions	1,867	$21,524	841	$8,829	1,442	$16,862	1,279	$13,641

ANNUAL REPORT	JUNE 30, 2018	89

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	381	$4,467	2,275	$24,531	538	$6,329	3,323	$35,870
Administrative Class	1,028	12,149	1	12	980	11,605	5	52
Class A	93	1,071	481	5,113	46	543	281	2,982
Issued as reinvestment of distributions
Institutional Class	54	633	10	106	73	858	9	94
Administrative Class	14	167	0	1	11	135	0	1
Class A	9	109	0	4	5	63	0	0
Cost of shares redeemed
Institutional Class	(395)	(4,620)	(425)	(4,596)	(374)	(4,373)	(381)	(4,124)
Administrative Class	(106)	(1,256)	0	(1)	(122)	(1,456)	(4)	(39)
Class A	(113)	(1,296)	(3)	(36)	(28)	(330)	(2)	(23)
Net increase (decrease) resulting from Fund share transactions	965	$11,424	2,339	$25,134	1,129	$13,374	3,231	$34,813

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017		Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	652	$7,661	3,959	$42,900	347	$4,050	263	$2,836
Administrative Class	1,379	16,415	1	5	14	161	6	66
Class A	50	591	305	3,233	40	466	169	1,791
Issued as reinvestment of distributions
Institutional Class	89	1,050	10	108	19	229	6	66
Administrative Class	16	185	0	0	0	1	0	1
Class A	6	65	0	1	4	45	0	2
Cost of shares redeemed
Institutional Class	(462)	(5,442)	(428)	(4,643)	(62)	(725)	(20)	(216)
Administrative Class	(182)	(2,172)	0	0	(2)	(27)	(6)	(66)
Class A	(49)	(556)	(3)	(29)	(34)	(387)	(11)	(115)
Net increase (decrease) resulting from Fund share transactions	1,499	$17,797	3,844	$41,575	326	$3,813	407	$4,365

	PIMCO REALPATH® Blend Income Fund
	Year Ended 06/30/2018		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	638	$7,015	675	$7,015
Administrative Class	1,409	15,565	3	26
Class A	205	2,249	151	1,554
Issued as reinvestment of distributions
Institutional Class	11	121	10	102
Administrative Class	16	171	0	1
Class A	3	38	1	11
Cost of shares redeemed
Institutional Class	(529)	(5,794)	(448)	(4,682)
Administrative Class	(210)	(2,309)	(1)	(7)
Class A	(41)	(452)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	1,502	$16,604	390	$4,011

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO EQUITY SERIES

June 30, 2018

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended June 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
REALPATH® Blend 2025 Fund	1	0	12%	0%
REALPATH® Blend 2040 Fund	1	0	12%	0%
REALPATH® Blend 2055 Fund	1	1	15%	30%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO REALPATH® Blend 2020 Fund	$298	$504	$(186)	$0	$0	$0	$0
PIMCO REALPATH® Blend 2025 Fund	398	535	(289)	0	0	0	0
PIMCO REALPATH® Blend 2030 Fund	466	1,114	143	0	0	0	0
PIMCO REALPATH® Blend 2035 Fund	476	1,424	335	0	0	0	0
PIMCO REALPATH® Blend 2040 Fund	499	1,817	428	0	0	0	0
PIMCO REALPATH® Blend 2045 Fund	686	2,545	624	0	0	0	0
PIMCO REALPATH® Blend 2050 Fund	862	3,100	811	0	0	0	0
PIMCO REALPATH® Blend 2055 Fund	138	680	239	0	0	0	0
PIMCO REALPATH® Blend Income Fund	224	0	190	0	(49)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2018	91

Notes to Financial Statements (Cont.)

June 30, 2018

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO REALPATH® Blend 2020 Fund	$0	$0
PIMCO REALPATH® Blend 2025 Fund	0	0
PIMCO REALPATH® Blend 2030 Fund	0	0
PIMCO REALPATH® Blend 2035 Fund	0	0
PIMCO REALPATH® Blend 2040 Fund	0	0
PIMCO REALPATH® Blend 2045 Fund	0	0
PIMCO REALPATH® Blend 2050 Fund	0	0
PIMCO REALPATH® Blend 2055 Fund	0	0
PIMCO REALPATH® Blend Income Fund	25	24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO REALPATH® Blend 2020 Fund	$28,553	$306	$(491)	$(185)
PIMCO REALPATH® Blend 2025 Fund	31,755	299	(587)	(288)
PIMCO REALPATH® Blend 2030 Fund	37,862	517	(373)	144
PIMCO REALPATH® Blend 2035 Fund	38,264	633	(297)	336
PIMCO REALPATH® Blend 2040 Fund	42,178	728	(300)	428
PIMCO REALPATH® Blend 2045 Fund	54,739	973	(347)	626
PIMCO REALPATH® Blend 2050 Fund	67,159	1,183	(371)	812
PIMCO REALPATH® Blend 2055 Fund	12,328	294	(54)	240
PIMCO REALPATH® Blend Income Fund	24,209	549	(359)	190

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain options contracts, and, realized and unrealized gain (loss) swap contracts.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018			June 30, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO REALPATH® Blend 2020 Fund	$445	$0	$0	$147	$0	$0
PIMCO REALPATH® Blend 2025 Fund	460	0	0	119	0	0
PIMCO REALPATH® Blend 2030 Fund	618	35	0	190	0	0
PIMCO REALPATH® Blend 2035 Fund	685	0	0	159	0	0
PIMCO REALPATH® Blend 2040 Fund	910	0	0	111	0	0
PIMCO REALPATH® Blend 2045 Fund	1,056	0	0	95	0	0
PIMCO REALPATH® Blend 2050 Fund	1,300	0	0	109	0	0
PIMCO REALPATH® Blend 2055 Fund	275	0	0	69	0	0
PIMCO REALPATH® Blend Income Fund	330	0	0	114	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

92	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (nine of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2018	93

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

94	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO REALPATH® Blend 2020 Fund	0%	0%	$0	$0
PIMCO REALPATH® Blend 2025 Fund	0%	0%	0	0
PIMCO REALPATH® Blend 2030 Fund	0%	0%	0	23
PIMCO REALPATH® Blend 2035 Fund	0%	0%	0	0
PIMCO REALPATH® Blend 2040 Fund	0%	0%	0	79
PIMCO REALPATH® Blend 2045 Fund	0%	0%	0	0
PIMCO REALPATH® Blend 2050 Fund	0%	0%	0	0
PIMCO REALPATH® Blend 2055 Fund	0%	0%	0	0
PIMCO REALPATH® Blend Income Fund	0%	0%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	JUNE 30, 2018	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

96	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and General Deputy Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2018	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

98	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	JUNE 30, 2018	99

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

100	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063018

PIMCO Equity Series®

Annual Report

June 30, 2018

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a

2	PIMCO EQUITY SERIES

barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series August 23, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified

4	PIMCO EQUITY SERIES

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Funds’ Form N-Q is also available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

ANNUAL REPORT	JUNE 30, 2018	5

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended June 30, 2018
Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	(3.99)%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	(3.82)%
RAFI Dynamic Multi-Factor Emerging Markets Index±	(3.48)%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.59%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Geographic Breakdown as of 06/30/20181§

South Korea	18.1%
China	15.9%
Taiwan	12.9%
Russia	9.7%
Brazil	9.4%
South Africa	7.2%
India	5.0%
Ireland	4.6%
Thailand	4.0%
Hong Kong	2.6%
Malaysia	2.5%
Mexico	1.8%
Chile	1.7%
Indonesia	1.6%
Others	3.0%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the information technology sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the energy sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the financials sector detracted from absolute returns for both the Fund and the Underlying Index.

»	Holdings in the consumer discretionary sector detracted from absolute returns for both the Fund and the Underlying Index.

»	Holdings in the telecommunication services sector detracted from absolute returns for both the Fund and the Underlying Index.

»	Holdings in the utilities sector detracted from absolute returns for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	7

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended June 30, 2018
Fund Inception (08/31/2017)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	4.22%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	3.80%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	5.09%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Geographic Breakdown as of 06/30/20181§

Japan	25.60%
United Kingdom	14.80%
France	7.70%
Switzerland	7.50%
Germany	6.60%
Canada	6.40%
Australia	5.50%
Netherlands	4.40%
Sweden	3.10%
Hong Kong	2.70%
Spain	2.70%
Italy	2.70%
Singapore	1.60%
Norway	1.50%
Denmark	1.30%
Ireland	1.20%
Finland	1.10%
Other	3.60%

1  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the energy sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the consumer discretionary sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the industrials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the information technology sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the materials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the telecommunication services sector detracted from absolute returns for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	9

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended June 30, 2018
Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	14.43%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	14.16%
RAFI Dynamic Multi-Factor U.S. Index±	14.83%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Sector Breakdown as of 06/30/20181§

Consumer Discretionary	18.6%
Information Technology	18.2%
Energy	12.0%
Industrials	11.7%
Consumer Staples	10.0%
Health Care	9.9%
Financials	7.9%
Materials	3.7%
Real Estate	3.7%
Telecommunication Services	2.6%
Utilities	1.7%

1 % of Investments, at value.

§ Top 10 Holdings and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the consumer discretionary sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the Information technology sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the energy sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the industrials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the financials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the materials sector contributed to absolute returns for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$920.20	$2.38	$1,000.00	$1,022.32	$2.51	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	972.60	1.96	1,000.00	1,022.81	2.01	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,029.90	1.41	1,000.00	1,023.41	1.40	0.28

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Fund will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2018	13

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
08/31/2017 - 06/30/2018	$25.00	$0.42	$(1.41)	$(0.99)	$(0.07)	$0.00	$0.00	$(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF
08/31/2017 - 06/30/2018	$25.00	$0.62	$0.44	$1.06	$(0.19)	$0.00	$0.00	$(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
08/31/2017 - 06/30/2018	$25.00	$0.43	$3.17	$3.60	$(0.30)	$0.00	$0.00	$(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$23.94	(3.99)%	$357,169	0.50	%*	0.55	%*	0.50	%*	0.55	%*	1.94	%*	52%

$25.87	4.22%	$28,976	0.40	%*	0.87	%*	0.40	%*	0.87	%*	2.81	%*	36%

$28.30	14.43%	$65,658	0.29	%*	0.60	%*	0.29	%*	0.60	%*	1.89	%*	56%

ANNUAL REPORT	JUNE 30, 2018	15

Statements of Assets and Liabilities

June 30, 2018

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Assets:
Investments, at value
Investments in securities	$352,066	$28,395	$64,965
Cash	2,108	498	742
Foreign currency, at value	463	70	0
Receivable for investments sold	43,653	6,726	11,124
Interest and/or dividends receivable	1,458	94	70
Total Assets	399,748	35,783	76,901

Liabilities:
Financial Derivative Instruments
Over the counter	$1	$0	$0
Payable for investments purchased	42,422	1,622	8,397
Payable for Fund shares redeemed	0	5,175	2,830
Accrued management fees	153	10	16
Accrued reimbursement to PIMCO	3	0	0
Total Liabilities	42,579	6,807	11,243

Net Assets	$357,169	$28,976	$65,658

Net Assets Consist of:
Paid in capital	$401,242	$29,644	$65,375
Undistributed (overdistributed) net investment income	2,839	451	364
Accumulated undistributed net realized gain (loss)	(15,086)	(750)	(1,379)
Net unrealized appreciation (depreciation)	(31,826)	(369)	1,298

Net Assets	$357,169	$28,976	$65,658

Shares Issued and Outstanding	14,920	1,120	2,320

Net Asset Value Per Share Outstanding:	$23.94	$25.87	$28.30

Cost of investments in securities	$383,871	$28,763	$63,667
Cost of foreign currency held	$471	$70	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Period Ended June 30, 2018
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF(1)	PIMCO RAFI Dynamic Multi-Factor International Equity ETF(1)	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF(1)

Investment Income:
Dividends, net of foreign taxes*	$4,675	$687	$710
Total Income	4,675	687	710

Expenses:
Management fees	936	83	94
Trustee fees	6	1	2
Interest expense	3	0	0
Organizational expense	122	122	122
Miscellaneous expense	1	1	0
Total Expenses	1,068	207	218
Waiver and/or Reimbursement by PIMCO	(119)	(122)	(122)
Net Expenses	949	85	96

Net Investment Income (Loss)	3,726	602	614

Net Realized Gain (Loss):
Investments in securities	(15,082)	(710)	(1,404)
In-kind redemptions	0	1,349	2,876
Over the counter financial derivative instruments	(299)	(3)	0
Foreign currency	(149)	(12)	0

Net Realized Gain (Loss)	(15,530)	624	1,472

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(31,805)	(368)	1,298
Over the counter financial derivative instruments	(1)	0	0
Foreign currency assets and liabilities	(20)	(1)	0

Net Change in Unrealized Appreciation (Depreciation)	(31,826)	(369)	1,298

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,630)	$857	$3,384

* Foreign tax withholdings - Dividends	$602	$73	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from August 31, 2017 to June 30, 2018.

ANNUAL REPORT	JUNE 30, 2018	17

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands†)	Inception date through June 30, 2018	Inception date through June 30, 2018	Inception date through June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,726	$602	$614
Net realized gain (loss)	(15,530)	624	1,472
Net change in unrealized appreciation (depreciation)	(31,826)	(369)	1,298

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,630)	857	3,384

Distributions to Shareholders:
From net investment income	(443)	(176)	(226)
Tax basis return of capital	0	0	0

Total Distributions(a)	(443)	(176)	(226)

Fund Share Transactions:
Receipts for shares sold	401,242	43,985	89,841
Cost of shares redeemed	0	(15,690)	(27,341)
Net increase (decrease) resulting from Fund share transactions	401,242	28,295	62,500

Total Increase (Decrease) in Net Assets	357,169	28,976	65,658

Net Assets:
Beginning of year	0	0	0
End of year*	$357,169	$28,976	$65,658

* Including undistributed (overdistributed) net investment income of:	$2,839	$451	$364

Shares of Beneficial Interest:
Shares sold	14,920	1,720	3,320
Shares redeemed	0	(600)	(1,000)
Net increase (decrease) in shares outstanding	14,920	1,120	2,320

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

COMMON STOCKS 90.5%

BRAZIL 6.6%

CONSUMER DISCRETIONARY 0.2%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	32,000	$91
Grendene S.A.	10,800	22
Kroton Educacional S.A.	27,700	67
Lojas Renner S.A.	45,600	345
Via Varejo S.A.	36,100	173

		698

CONSUMER STAPLES 1.0%
Ambev S.A. ADR	308,706	1,429
BRF S.A. (a)	83,700	389
JBS S.A.	470,000	1,128
M Dias Branco S.A.	7,500	72
Natura Cosmeticos S.A.	34,300	268
Raia Drogasil S.A.	9,000	154

		3,440

ENERGY 1.8%
Cosan Ltd. ‘A’	4,522	34
Cosan S.A. Industria e Comercio	2,300	21
Petroleo Brasileiro S.A. SP - ADR	575,974	5,777
Ultrapar Participacoes S.A.	53,100	630

		6,462

FINANCIALS 0.4%
B3 S.A. - Brasil Bolsa Balcao	77,100	407
Banco BTG Pactual S.A.	4,300	20
Banco do Brasil S.A.	87,200	645
Banco Santander Brasil S.A. ADR	8,140	61
BB Seguridade Participacoes S.A.	22,500	142
Porto Seguro S.A.	7,400	78

		1,353

HEALTH CARE 0.0%
Hypermarcas S.A.	17,000	121

INDUSTRIALS 0.3%
CCR S.A.	8,400	22
Embraer S.A. SP - ADR	19,908	496
WEG S.A.	96,330	404

		922

INFORMATION TECHNOLOGY 0.0%
Cielo S.A.	4,700	20

MATERIALS 2.7%
Cia Siderurgica Nacional S.A. (a)	189,200	384
Fibria Celulose S.A.	31,300	586
Klabin S.A.	36,500	185
Vale S.A. SP - ADR	667,730	8,560

		9,715

UTILITIES 0.2%
AES Tiete Energia S.A.	44,500	111

	SHARES	MARKET VALUE (000S)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,324	$44
Cia de Saneamento de Minas Gerais-COPASA	6,200	66
Energisa S.A.	14,800	112
Engie Brasil Energia S.A.	29,700	262
Light S.A.	31,400	91
Transmissora Alianca de Energia Eletrica S.A.	37,400	180

		866

Total Brazil		23,597

CHILE 1.6%

CONSUMER DISCRETIONARY 0.1%
SACI Falabella	56,069	514

CONSUMER STAPLES 0.3%
Cencosud S.A.	227,854	563
Cia Cervecerias Unidas S.A. SP - ADR	18,748	468

		1,031

ENERGY 0.2%
Empresas COPEC S.A.	36,718	562

FINANCIALS 0.3%
Banco de Chile	3,163,559	489
Banco de Credito e Inversiones	2,464	164
Banco Santander Chile ADR	8,008	252
Itau CorpBanca	18,720,237	183
Sociedad Matriz del Banco de Chile S.A. ‘B’	133,794	64

		1,152

INDUSTRIALS 0.1%
Cia Sud Americana de Vapores S.A. (a)	3,346,923	95
Latam Airlines Group S.A.	21,500	212

		307

MATERIALS 0.3%
CAP S.A.	11,391	113
Empresas CMPC S.A.	126,019	459
Sociedad Quimica y Minera de Chile S.A. SP - ADR	7,641	367

		939

TELECOMMUNICATION SERVICES 0.0%
Empresa Nacional de Telecomunicaciones S.A.	13,236	121

UTILITIES 0.3%
AES Gener S.A.	201,894	50
Aguas Andinas S.A. ‘A’	260,747	142
Colbun S.A.	555,054	115
Enel Americas S.A.	3,041,308	538
Enel Chile S.A.	2,027,133	200
Engie Energia Chile S.A.	18,735	34

		1,079

Total Chile		5,705

	SHARES	MARKET VALUE (000S)
CHINA 15.7%

CONSUMER DISCRETIONARY 0.9%
ANTA Sports Products Ltd.	105,000	$554
China ZhengTong Auto Services Holdings Ltd.	58,000	39
GOME Retail Holdings Ltd.	288,000	29
Great Wall Motor Co. Ltd. ‘H’	240,000	183
New Oriental Education & Technology Group, Inc. SP - ADR	9,029	855
Shenzhou International Group Holdings Ltd.	89,000	1,095
Yum China Holdings, Inc.	8,869	341
Zhongsheng Group Holdings Ltd.	36,500	109

		3,205

CONSUMER STAPLES 1.0%
Dali Foods Group Co. Ltd.	247,000	190
Hengan International Group Co. Ltd.	132,500	1,271
Tingyi Cayman Islands Holding Corp.	370,000	858
Tsingtao Brewery Co. Ltd. ‘H’	42,000	230
Uni-President China Holdings Ltd.	212,000	272
Want Want China Holdings Ltd.	995,000	885

		3,706

ENERGY 3.6%
China Petroleum & Chemical Corp. ‘H’	8,138,000	7,285
CNOOC Ltd.	2,593,000	4,443
PetroChina Co. Ltd. ‘H’	1,048,000	798
Yanzhou Coal Mining Co. Ltd. ‘H’	100,000	130

		12,656

FINANCIALS 1.1%
China Galaxy Securities Co. Ltd.	45,500	23
China Huarong Asset Management Co. Ltd. ‘H’	73,000	21
China Merchants Bank Co. Ltd. ‘H’	234,500	863
China Reinsurance Group Corp. ‘H’	729,000	160
GF Securities Co. Ltd.	16,834	24
Guotai Junan Securities Co. Ltd.	17,600	37
Huatai Securities Co. Ltd.	16,063	26
PICC Property & Casualty Co. Ltd. ‘H’	160,000	172
Ping An Insurance Group Co. of China Ltd. ‘H’	294,500	2,697

		4,023

HEALTH CARE 0.4%
China Resources Pharmaceutical Group Ltd.	70,000	97
CSPC Pharmaceutical Group Ltd.	336,000	1,009
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	10,000	44
Shanghai Fosun Pharmaceutical Group Co. Ltd.	20,500	112
Sihuan Pharmaceutical Holdings Group Ltd.	90,000	20
Sinopharm Group Co. Ltd.	27,200	109

		1,391

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.8%
Air China Ltd. ‘H’	122,000	$117
AviChina Industry & Technology Co. Ltd.	106,000	63
Beijing Capital International Airport Co. Ltd. ‘H’	36,000	38
China Eastern Airlines Corp. Ltd. ‘H’	42,000	28
China Southern Airlines Co. Ltd. ‘H’	290,000	227
COSCO SHIPPING Energy Transportation Co. Ltd.	74,000	36
Country Garden Services Holdings Co. Ltd. (a)	68,505	88
Fosun International Ltd.	187,000	350
Harbin Electric Co. Ltd. ‘H’	124,000	36
Jiangsu Expressway Co. Ltd. ‘H’	150,000	179
Sinopec Engineering Group Co. Ltd. ‘H’	144,500	151
Sinotrans Ltd. ‘H’	273,000	143
Sinotruk Hong Kong Ltd.	73,500	120
Weichai Power Co. Ltd. ‘H’	128,000	176
Yangzijiang Shipbuilding Holdings Ltd.	220,100	146
Zhejiang Expressway Co. Ltd. ‘H’	118,000	105
Zhuzhou CRRC Times Electric Co. Ltd.	5,000	24
ZTO Express Cayman, Inc. ADR	41,547	831

		2,858

INFORMATION TECHNOLOGY 4.7%
AAC Technologies Holdings, Inc.	55,000	772
Alibaba Group Holding Ltd. SP - ADR (a)	28,581	5,303
AVIC International Holdings Ltd.	62,000	35
Baidu, Inc. SP - ADR (a)	15,456	3,756
FIH Mobile Ltd.	727,000	113
Legend Holdings Corp. ‘H’	85,100	259
Lenovo Group Ltd.	1,186,000	638
Tencent Holdings Ltd.	113,300	5,689
ZTE Corp. ‘H’ (a)	44,800	68

		16,633

MATERIALS 0.9%
Angang Steel Co. Ltd. ‘H’	38,000	34
Anhui Conch Cement Co. Ltd. ‘H’	92,000	525
China BlueChemical Ltd. ‘H’	344,000	126
China Molybdenum Co. Ltd. ‘H’	278,000	134
China National Building Material Co. Ltd. ‘H’	1,494,000	1,471
China Oriental Group Co. Ltd.	240,000	168
Jiangxi Copper Co. Ltd. ‘H’	324,000	411
Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	598,000	364
Zijin Mining Group Co. Ltd.	326,000	125

		3,358

REAL ESTATE 1.4%
Agile Group Holdings Ltd.	578,000	983
China Evergrande Group	28,000	71
China Vanke Co. Ltd. ‘H’	97,200	339
CIFI Holdings Group Co. Ltd.	144,000	91
Country Garden Holdings Co. Ltd.	492,000	863
Future Land Development Holdings Ltd.	84,000	76

	SHARES	MARKET VALUE (000S)
Greentown China Holdings Ltd.	75,000	$100
Guangzhou R&F Properties Co. Ltd. ‘H’	149,600	300
Kaisa Group Holdings Ltd.	678,000	288
KWG Property Holding Ltd.	121,000	151
Logan Property Holdings Co. Ltd.	72,000	97
Longfor Properties Co. Ltd.	85,000	229
Powerlong Real Estate Holdings Ltd.	203,000	109
Red Star Macalline Group Corp. Ltd. ‘H’	51,800	70
Shui On Land Ltd.	783,000	198
Sino-Ocean Group Holding Ltd.	477,000	276
SOHO China Ltd.	613,000	291
Sunac China Holdings Ltd.	129,000	449

		4,981

TELECOMMUNICATION SERVICES 0.2%
China Communications Services Corp. Ltd. ‘H’	386,000	244
China Telecom Corp. Ltd. ‘H’	810,000	380

		624

UTILITIES 0.7%
Beijing Jingneng Clean Energy Co. Ltd. ‘H’	398,000	92
CGN Power Co. Ltd. ‘H’	1,128,000	291
China Longyuan Power Group Corp. Ltd. ‘H’	175,000	140
Datang International Power Generation Co. Ltd. ‘H’ (a)	292,000	89
ENN Energy Holdings Ltd.	127,000	1,244
Huadian Fuxin Energy Corp. Ltd. ‘H’	582,000	136
Huadian Power International Corp. Ltd. ‘H’	174,000	69
Huaneng Power International, Inc. ‘H’	514,000	340
Huaneng Renewables Corp. Ltd.	268,000	89

		2,490

Total China		55,925

GREECE 0.6%

CONSUMER DISCRETIONARY 0.1%
OPAP S.A.	27,116	306

ENERGY 0.1%
Hellenic Petroleum S.A.	3,045	25
Motor Oil Hellas Corinth Refineries S.A.	5,804	117

		142

FINANCIALS 0.4%
Alpha Bank AE (a)	272,455	607
National Bank of Greece S.A. (a)	1,570,015	479
Piraeus Bank S.A. (a)	133,727	453

		1,539

UTILITIES 0.0%
Public Power Corp. S.A. (a)	32,177	69

Total Greece		2,056

	SHARES	MARKET VALUE (000S)
HONG KONG 2.6%

CONSUMER DISCRETIONARY 0.0%
Dah Chong Hong Holdings Ltd.	286,000	$142

CONSUMER STAPLES 0.8%
China Agri-Industries Holdings Ltd.	718,000	274
China Mengniu Dairy Co. Ltd.	162,000	546
China Resources Beer Holdings Co. Ltd.	378,000	1,831

		2,651

ENERGY 0.1%
Kunlun Energy Co. Ltd.	580,000	506

FINANCIALS 0.1%
China Everbright Ltd.	16,000	29
China Taiping Insurance Holdings Co. Ltd.	104,000	324

		353

INDUSTRIALS 0.2%
China Everbright International Ltd.	56,000	72
China Merchants Port Holdings Co. Ltd.	14,000	28
China State Construction International Holdings Ltd.	152,000	156
COSCO SHIPPING Ports Ltd.	148,000	123
Shenzhen International Holdings Ltd.	29,500	61
Tianjin Port Development Holdings Ltd.	650,000	79

		519

MATERIALS 0.1%
China Resources Cement Holdings Ltd.	96,000	97
Shougang Fushan Resources Group Ltd.	676,000	160
Sinofert Holdings Ltd.	666,000	79

		336

REAL ESTATE 0.7%
China Jinmao Holdings Group Ltd.	376,000	188
China Overseas Land & Investment Ltd.	196,000	643
China Resources Land Ltd.	292,000	981
Poly Property Group Co. Ltd.	434,000	179
Shenzhen Investment Ltd.	74,000	27
Yuexiu Property Co. Ltd.	1,646,000	313

		2,331

TELECOMMUNICATION SERVICES 0.1%
China Unicom Hong Kong Ltd.	314,000	391

UTILITIES 0.5%
China Power International Development Ltd.	1,226,000	282
China Resources Gas Group Ltd.	64,000	277
China Resources Power Holdings Co. Ltd.	464,000	815

20	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Guangdong Investment Ltd.	312,000	$494

		1,868

Total Hong Kong		9,097

INDIA 4.9%

CONSUMER DISCRETIONARY 0.5%
Mahindra & Mahindra Ltd. GDR	70,000	913
Tata Motors Ltd. ADR (a)	43,410	849

		1,762

FINANCIALS 1.4%
HDFC Bank Ltd. ADR	49,267	5,174

HEALTH CARE 0.2%
Dr Reddy’s Laboratories Ltd. ADR	26,925	867

INDUSTRIALS 0.4%
Larsen & Toubro Ltd. GDR	70,000	1,284

INFORMATION TECHNOLOGY 2.1%
Infosys Ltd. SP - ADR	315,854	6,137
Wipro Ltd. ADR	257,929	1,235

		7,372

MATERIALS 0.3%
Tata Steel Ltd. GDR	144,750	1,190

Total India		17,649

INDONESIA 1.6%

CONSUMER DISCRETIONARY 0.2%
Astra International Tbk PT	1,707,000	786

CONSUMER STAPLES 0.2%
Astra Agro Lestari Tbk PT	29,900	23
Charoen Pokphand Indonesia Tbk PT	123,800	32
Gudang Garam Tbk PT	37,200	174
Hanjaya Mandala Sampoerna Tbk PT	820,000	204
Indofood CBP Sukses Makmur Tbk PT	259,800	161
Indofood Sukses Makmur Tbk PT	57,300	27
Unilever Indonesia Tbk PT	66,300	213

		834

ENERGY 0.2%
Bukit Asam Tbk PT	867,200	239
Indo Tambangraya Megah Tbk PT	106,200	166
United Tractors Tbk PT	205,300	452

		857

FINANCIALS 0.3%
Bank Central Asia Tbk PT	424,400	634
Bank Negara Indonesia Persero Tbk PT	463,000	228

		862

HEALTH CARE 0.0%
Kalbe Farma Tbk PT	294,400	25

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%
Indah Kiat Pulp & Paper Corp. Tbk PT	761,500	$987
Indocement Tunggal Prakarsa Tbk PT	114,700	109
Semen Indonesia Persero Tbk PT	371,500	185

		1,281

TELECOMMUNICATION SERVICES 0.3%
Telekomunikasi Indonesia Persero Tbk PT	3,635,900	952

UTILITIES 0.0%
Perusahaan Gas Negara Persero Tbk	589,500	82

Total Indonesia		5,679

MALAYSIA 2.4%

CONSUMER DISCRETIONARY 0.3%
Astro Malaysia Holdings Bhd.	56,800	22
Genting Bhd.	249,200	518
Genting Malaysia Bhd.	290,400	351
UMW Holdings Bhd.	72,600	108

		999

CONSUMER STAPLES 0.3%
British American Tobacco Malaysia Bhd.	22,000	190
Felda Global Ventures Holdings Bhd.	581,300	217
IOI Corp. Bhd.	195,700	220
Kuala Lumpur Kepong Bhd.	30,000	180
Nestle Malaysia Bhd.	1,600	58
PPB Group Bhd.	37,400	182

		1,047

ENERGY 0.1%
Petronas Dagangan Bhd.	34,900	214

FINANCIALS 0.8%
AMMB Holdings Bhd.	169,100	157
CIMB Group Holdings Bhd.	274,600	370
Hong Leong Bank Bhd.	45,300	204
Malayan Banking Bhd.	354,400	789
Public Bank Bhd.	234,300	1,356

		2,876

HEALTH CARE 0.0%
IHH Healthcare Bhd.	19,400	29

INDUSTRIALS 0.2%
Berjaya Corp. Bhd. (a)	1,365,200	101
IJM Corp. Bhd.	233,900	104
MISC Bhd.	96,700	141
Sime Darby Bhd.	867,900	526

		872

MATERIALS 0.1%
Petronas Chemicals Group Bhd.	141,000	294

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
IOI Properties Group Bhd.	77,300	$31
Sunway Bhd.	75,300	29

		60

TELECOMMUNICATION SERVICES 0.2%
Axiata Group Bhd.	272,700	257
DiGi.Com Bhd.	154,300	158
Maxis Bhd.	155,800	211
Telekom Malaysia Bhd.	118,900	91

		717

UTILITIES 0.4%
Petronas Gas Bhd.	37,400	160
Tenaga Nasional Bhd.	331,400	1,202
YTL Corp. Bhd.	569,008	159
YTL Power International Bhd.	106,300	27

		1,548

Total Malaysia		8,656

MEXICO 1.8%

CONSUMER STAPLES 1.0%
Arca Continental S.A.B. de C.V.	22,600	139
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	4,921	278
Gruma S.A.B. de C.V. ‘B’	22,255	272
Grupo Lala S.A.B. de C.V.	66,600	69
Industrias Bachoco S.A.B. de C.V.	7,100	34
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	219,200	370
Wal-Mart de Mexico S.A.B. de C.V.	936,700	2,472

		3,634

FINANCIALS 0.0%
Gentera S.A.B. de C.V.	40,900	36
Grupo Elektra S.A.B. de C.V.	2,760	75

		111

INDUSTRIALS 0.1%
Grupo Carso S.A.B. de C.V.	34,400	116

MATERIALS 0.3%
Alpek S.A.B. de C.V.	34,200	51
Grupo Mexico S.A.B. de C.V. ‘B’	369,600	1,047

		1,098

TELECOMMUNICATION SERVICES 0.3%
America Movil S.A.B. de C.V. SP - ADR ‘L’	67,811	1,130

UTILITIES 0.1%
Infraestructura Energetica Nova S.A.B. de C.V.	30,900	139

Total Mexico		6,228

PHILIPPINES 0.7%

CONSUMER STAPLES 0.0%
Universal Robina Corp.	15,620	35

ENERGY 0.0%
Petron Corp.	453,600	76

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.3%
Ayala Corp.	15,300	$264
Bank of the Philippine Islands	94,381	157
BDO Unibank, Inc.	113,800	267
Metropolitan Bank & Trust Co.	96,296	132

		820

INDUSTRIALS 0.1%
Alliance Global Group, Inc. (a)	123,100	27
DMCI Holdings, Inc.	553,900	109
International Container Terminal Services, Inc.	15,670	23
San Miguel Corp.	11,320	29
SM Investments Corp.	13,000	213

		401

REAL ESTATE 0.1%
Ayala Land, Inc.	417,500	297

TELECOMMUNICATION SERVICES 0.1%
Globe Telecom, Inc.	3,250	94
PLDT, Inc.	11,275	270

		364

UTILITIES 0.1%
Aboitiz Power Corp.	173,400	113
Manila Electric Co.	31,140	207

		320

Total Philippines		2,313

POLAND 0.9%

CONSUMER DISCRETIONARY 0.0%
Cyfrowy Polsat S.A.	18,260	112

ENERGY 0.2%
Grupa Lotos S.A.	20,068	304
Polski Koncern Naftowy ORLEN S.A.	16,967	380
Polskie Gornictwo Naftowe i Gazownictwo S.A.	108,094	165

		849

FINANCIALS 0.3%
Bank Handlowy w Warszawie S.A.	1,529	29
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	49,156	483
Powszechny Zaklad Ubezpieczen S.A.	44,942	466

		978

INFORMATION TECHNOLOGY 0.0%
Asseco Poland S.A.	3,281	35

MATERIALS 0.2%
Grupa Azoty S.A.	3,041	35
KGHM Polska Miedz S.A.	21,967	515

		550

TELECOMMUNICATION SERVICES 0.0%
Orange Polska S.A.	101,349	125
PLAY Communications S.A.	5,036	34

		159

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%
Enea S.A.	34,170	$83
Energa S.A.	47,395	113
PGE Polska Grupa Energetyczna S.A. (a)	127,937	318
Tauron Polska Energia S.A.	253,078	154

		668

Total Poland		3,351

RUSSIA 9.1%

CONSUMER STAPLES 0.2%
Magnit PJSC SP - GDR	36,901	662

ENERGY 5.1%
Gazprom Neft PJSC	34,700	179
Gazprom PJSC	3,088,050	6,947
Lukoil PJSC SP - ADR	111,393	7,626
Novatek PJSC GDR	3,053	453
Rosneft Oil, Co. PJSC GDR	115,998	722
Tatneft PJSC SP - ADR	32,846	2,065
TMK PJSC	32,420	39

		18,031

FINANCIALS 0.9%
Sberbank of Russia PJSC	794,150	2,751
VTB Bank PJSC	599,500,000	463

		3,214

INDUSTRIALS 0.0%
Aeroflot PJSC	10,900	24
Globaltrans Investment PLC GDR	2,500	26

		50

INFORMATION TECHNOLOGY 0.2%
Yandex NV (a)	16,454	591

MATERIALS 1.6%
Alrosa PJSC	510,000	812
Evraz PLC	18,880	126
Magnitogorsk Iron & Steel Works PJSC	444,300	302
MMC Norilsk Nickel PJSC ADR	163,055	2,917
Novolipetsk Steel PJSC	216,850	525
PhosAgro PJSC GDR	14,264	183
Polymetal International PLC	19,065	169
Polyus PJSC	1,850	122
Severstal PJSC GDR	45,839	668

		5,824

REAL ESTATE 0.0%
LSR Group PJSC GDR	10,070	27

TELECOMMUNICATION SERVICES 0.8%
MegaFon PJSC SP - GDR	59,347	524
Mobile TeleSystems PJSC SP - ADR	216,674	1,913
Rostelecom PJSC	192,890	225
Sistema PJSC FC	1,694,700	240

		2,902

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%
Federal Grid Co. Unified Energy System PJSC	22,060,000	$66
Inter RAO UES PJSC	3,969,000	258
Mosenergo PJSC	2,653,000	99
OGK-2 PJSC	12,083,000	76
Rosseti PJSC	10,810,000	136
RusHydro PJSC	27,969,000	302
Unipro PJSC	3,168,000	146

		1,083

Total Russia		32,384

SINGAPORE 0.0%

INDUSTRIALS 0.0%
BOC Aviation Ltd.	5,700	35

Total Singapore		35

SOUTH AFRICA 6.9%

CONSUMER DISCRETIONARY 2.1%
Foschini Group Ltd.	17,729	224
Imperial Holdings Ltd.	44,969	641
Mr Price Group Ltd.	33,438	549
Naspers Ltd. ‘N’	23,195	5,849
Truworths International Ltd.	70,770	396

		7,659

CONSUMER STAPLES 0.5%
Massmart Holdings Ltd.	17,546	143
Pick n Pay Stores Ltd.	11,497	63
Shoprite Holdings Ltd.	60,388	968
SPAR Group Ltd.	8,994	121
Tiger Brands Ltd.	13,315	322

		1,617

ENERGY 0.1%
Exxaro Resources Ltd.	19,494	178

FINANCIALS 1.2%
Barclays Africa Group Ltd.	59,394	689
Discovery Ltd.	27,956	300
FirstRand Ltd.	236,875	1,100
Liberty Holdings Ltd.	5,864	50
Nedbank Group Ltd.	10,561	192
Sanlam Ltd.	133,858	680
Standard Bank Group Ltd.	92,156	1,287

		4,298

HEALTH CARE 0.1%
Life Healthcare Group Holdings Ltd.	134,145	243
Netcare Ltd.	119,057	239

		482

INDUSTRIALS 0.2%
Barloworld Ltd.	53,042	500
Bidvest Group Ltd.	21,451	307

		807

INFORMATION TECHNOLOGY 0.0%
DataTec Ltd.	39,741	62

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
MATERIALS 1.8%
African Rainbow Minerals Ltd.	24,711	$196
Anglo American Platinum Ltd.	2,743	72
AngloGold Ashanti Ltd. SP - ADR	72,296	594
Gold Fields Ltd. SP - ADR	290,776	1,038
Harmony Gold Mining Co. Ltd. SP - ADR	132,192	206
Impala Platinum Holdings Ltd. (a)	220,053	325
Kumba Iron Ore Ltd.	21,834	467
Mondi Ltd.	4,616	125
Sappi Ltd.	70,066	466
Sasol Ltd.	76,000	2,764

		6,253

TELECOMMUNICATION SERVICES 0.9%
MTN Group Ltd.	290,801	2,287
Telkom S.A. SOC Ltd.	20,646	74
Vodacom Group Ltd.	105,264	942

		3,303

Total South Africa		24,659

SOUTH KOREA 17.8%

CONSUMER DISCRETIONARY 4.4%
Coway Co. Ltd.	6,235	484
Hankook Tire Co. Ltd.	8,248	312
Hanon Systems	27,189	258
Hyundai Department Store Co. Ltd.	2,013	209
Hyundai Mobis Co. Ltd.	16,386	3,117
Hyundai Motor Co.	41,019	4,610
Hyundai Wia Corp.	8,912	326
Kangwon Land, Inc.	12,054	283
Kia Motors Corp.	65,619	1,813
LG Electronics, Inc.	38,791	2,888
LOTTE Himart Co. Ltd.	2,807	199
Lotte Shopping Co. Ltd.	4,722	890
Mando Corp.	3,310	114
Shinsegae, Inc.	1,042	375

		15,878

CONSUMER STAPLES 1.5%
Amorepacific Corp.	2,797	809
Amorepacific Group	2,090	232
CJ CheilJedang Corp.	522	165
E-MART, Inc.	4,325	987
GS Retail Co. Ltd.	2,003	79
KT&G Corp.	15,870	1,525
LG Household & Health Care Ltd.	1,058	1,326
Lotte Chilsung Beverage Co. Ltd.	23	32
NongShim Co. Ltd.	114	33

		5,188

ENERGY 1.1%
E1 Corp.	602	37
GS Holdings Corp.	11,378	555
S-Oil Corp.	4,897	481
SK Gas Ltd.	1,717	145
SK Innovation Co. Ltd.	14,920	2,702

		3,920

FINANCIALS 2.3%
BNK Financial Group, Inc.	32,627	273

	SHARES	MARKET VALUE (000S)
DGB Financial Group, Inc.	24,687	$227
Dongbu Insurance Co. Ltd.	4,674	248
Hanwha Life Insurance Co. Ltd.	55,146	262
Hyundai Marine & Fire Insurance Co. Ltd.	6,278	190
Industrial Bank of Korea	49,367	681
KB Financial Group, Inc.	29,110	1,370
Korea Investment Holdings Co. Ltd.	1,578	119
Meritz Fire & Marine Insurance Co. Ltd.	7,855	135
Samsung Card Co. Ltd.	5,251	181
Samsung Fire & Marine Insurance Co. Ltd.	3,801	901
Samsung Life Insurance Co. Ltd.	8,047	710
Shinhan Financial Group Co. Ltd.	50,317	1,948
Tongyang Life Insurance Co. Ltd.	4,400	29
Woori Bank	53,549	781

		8,055

INDUSTRIALS 1.6%
CJ Corp.	3,056	389
CJ Logistics Corp. (a)	246	37
Daelim Industrial Co. Ltd.	3,174	218
Doosan Corp.	308	29
Doosan Heavy Industries & Construction Co. Ltd.	21,986	309
Doosan Infracore Co. Ltd. (a)	14,135	123
GS Engineering & Construction Corp.	5,255	217
Hanwha Aerospace Co. Ltd.	5,146	108
Hanwha Corp.	3,614	102
Hyundai Engineering & Construction Co. Ltd.	11,346	586
Hyundai Glovis Co. Ltd.	1,523	158
Hyundai Heavy Industries Co. Ltd. (a)	2,096	192
KCC Corp.	525	155
Korea Aerospace Industries Ltd.	660	24
Korean Air Lines Co. Ltd.	13,866	351
LG Corp.	9,425	609
LG International Corp.	8,314	180
Lotte Confectionery Co. Ltd.	1,638	84
LS Corp.	6,098	411
Pan Ocean Co. Ltd.	9,667	42
Posco Daewoo Corp.	20,697	398
S-1 Corp.	337	29
Samsung Heavy Industries Co. Ltd.	16,771	107
SK Holdings Co. Ltd. (a)	2,626	610
SK Networks Co. Ltd.	75,655	306

		5,774

INFORMATION TECHNOLOGY 2.4%
LG Display Co. Ltd.	108,316	1,777
LG Innotek Co. Ltd.	1,052	136
NAVER Corp.	277	190
Samsung Electro-Mechanics Co. Ltd.	10,257	1,366
Samsung SDS Co. Ltd.	3,416	613
SK Hynix, Inc.	59,006	4,529

		8,611

MATERIALS 2.3%
Dongkuk Steel Mill Co. Ltd.	22,893	173
Hyosung Corp.	272	33
Hyundai Steel Co.	20,916	987

	SHARES	MARKET VALUE (000S)
Kolon Industries, Inc.	4,106	$249
Korea Zinc Co. Ltd.	1,066	369
Kumho Petrochemical Co. Ltd.	810	85
LG Chem Ltd.	2,539	760
Lotte Chemical Corp.	704	219
OCI Co. Ltd.	2,018	187
POSCO	17,180	5,069
Seah Besteel Corp.	1,780	34
SK Chemicals Co. Ltd.	1,134	37
Taekwang Industrial Co. Ltd.	88	110
Young Poong Corp.	37	27

		8,339

TELECOMMUNICATION SERVICES 0.9%
KT Corp. SP - ADR	115,408	1,533
LG Uplus Corp.	34,749	436
SK Telecom Co. Ltd.	5,984	1,251

		3,220

UTILITIES 1.3%
Korea District Heating Corp.	598	36
Korea Electric Power Corp.	116,314	3,336
Korea Gas Corp.	23,809	1,369

		4,741

Total South Korea		63,726

TAIWAN 12.7%

CONSUMER DISCRETIONARY 0.3%
Cheng Shin Rubber Industry Co. Ltd.	332,000	499
China Motor Corp.	38,000	35
Formosa Taffeta Co. Ltd.	71,000	78
Hotai Motor Co. Ltd.	5,000	44
Pou Chen Corp.	238,000	276
Yulon Motor Co. Ltd.	199,000	138

		1,070

CONSUMER STAPLES 0.5%
President Chain Store Corp.	42,000	476
Uni-President Enterprises Corp.	499,000	1,265

		1,741

ENERGY 0.2%
Formosa Petrochemical Corp.	167,000	670

FINANCIALS 1.7%
Chang Hwa Commercial Bank Ltd.	375,000	217
China Development Financial Holding Corp.	919,000	335
CTBC Financial Holding Co. Ltd.	1,199,000	862
E.Sun Financial Holding Co. Ltd.	801,000	558
First Financial Holding Co. Ltd.	710,000	479
Fubon Financial Holding Co. Ltd.	513,000	858
Hua Nan Financial Holdings Co. Ltd.	564,000	328
Mega Financial Holding Co. Ltd.	830,000	732
Shin Kong Financial Holding Co. Ltd.	1,192,000	459
SinoPac Financial Holdings Co. Ltd.	1,138,400	410
Taishin Financial Holding Co. Ltd.	1,099,000	519

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Taiwan Cooperative Financial Holding Co. Ltd.	714,000	$418

		6,175

INDUSTRIALS 0.4%
China Airlines Ltd. (a)	390,000	122
Eva Airways Corp.	348,000	168
Evergreen Marine Corp. Taiwan Ltd. (a)	61,000	26
Far Eastern New Century Corp.	407,000	385
Taiwan High Speed Rail Corp.	226,000	177
Walsin Lihwa Corp.	876,000	594
Wan Hai Lines Ltd.	279,000	154

		1,626

INFORMATION TECHNOLOGY 6.6%
Acer, Inc.	1,134,000	925
Advantech Co. Ltd.	6,000	39
Asustek Computer, Inc.	94,000	858
AU Optronics Corp.	2,404,000	1,019
Catcher Technology Co. Ltd.	21,000	234
Chicony Electronics Co. Ltd.	12,000	27
Compal Electronics, Inc.	638,000	401
Delta Electronics, Inc.	18,000	65
Foxconn Technology Co. Ltd.	113,000	276
Hon Hai Precision Industry Co. Ltd.	1,098,000	2,992
HTC Corp.	281,000	524
Innolux Corp.	3,452,000	1,238
Inventec Corp.	598,000	469
Largan Precision Co. Ltd.	2,320	341
Lite-On Technology Corp.	400,000	483
MediaTek, Inc.	177,000	1,737
Micro-Star International Co. Ltd.	213,000	656
Novatek Microelectronics Corp.	82,000	369
Pegatron Corp.	485,000	996
Powertech Technology, Inc.	142,000	412
Quanta Computer, Inc.	438,000	768
Synnex Technology International Corp.	220,000	332
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	140,952	5,153
TPK Holding Co. Ltd. (a)	53,000	112
Unimicron Technology Corp.	331,000	177
United Microelectronics Corp.	1,391,000	779
Wistron Corp.	863,000	640
WPG Holdings Ltd.	289,000	409
Yageo Corp.	28,000	1,029
Zhen Ding Technology Holding Ltd.	12,000	26

		23,486

MATERIALS 1.9%
Asia Cement Corp.	378,000	415
China Steel Corp.	876,000	680
Formosa Chemicals & Fibre Corp.	463,000	1,842
Formosa Plastics Corp.	424,000	1,563
Nan Ya Plastics Corp.	459,000	1,311
Taiwan Cement Corp.	700,000	971

		6,782

REAL ESTATE 0.0%
Highwealth Construction Corp.	45,000	67

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 1.1%
Chunghwa Telecom Co. Ltd.	616,000	$2,220
Far EasTone Telecommunications Co. Ltd.	258,000	666
Taiwan Mobile Co. Ltd.	277,000	1,004

		3,890

Total Taiwan		45,507

THAILAND 3.9%

CONSUMER STAPLES 0.4%
Berli Jucker PCL	22,900	35
Charoen Pokphand Foods PCL	46,500	34
CP ALL PCL	555,700	1,232
Thai Union Group PCL ‘F’	451,200	215

		1,516

ENERGY 1.3%
Bangchak Corp. PCL	467,400	451
Banpu PCL	263,000	155
Esso Thailand PCL	67,500	24
IRPC PCL	3,802,200	665
PTT Exploration & Production PCL	76,600	324
PTT PCL	1,261,000	1,823
Star Petroleum Refining PCL	915,000	359
Thai Oil PCL	283,500	664

		4,465

FINANCIALS 0.2%
Bangkok Bank PCL	108,400	640
Thanachart Capital PCL	124,700	176
TMB Bank PCL	597,000	42

		858

HEALTH CARE 0.2%
Bangkok Dusit Medical Services PCL ‘F’	884,900	667

INDUSTRIALS 0.2%
Airports of Thailand PCL	392,800	747
Delta Electronics Thailand PCL	34,900	61
Thai Airways International PCL (a)	142,100	54

		862

MATERIALS 0.8%
Indorama Ventures PCL	141,500	234
PTT Global Chemical PCL	480,300	1,057
Siam Cement PCL	115,100	1,437

		2,728

REAL ESTATE 0.2%
Central Pattana PCL	159,100	335
Land & Houses PCL NVDR	681,300	232

		567

TELECOMMUNICATION SERVICES 0.5%
Advanced Info Service PCL	239,000	1,334
Total Access Communication PCL	305,000	338
True Corp. PCL	1,467,300	234

		1,906

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
Electricity Generating PCL	4,100	$28
Glow Energy PCL	88,300	253
Ratchaburi Electricity Generating Holding PCL	50,100	77

		358

Total Thailand		13,927

TURKEY 0.7%

CONSUMER DISCRETIONARY 0.1%
Ford Otomotiv Sanayi A/S	15,654	208

CONSUMER STAPLES 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	4,490	23
BIM Birlesik Magazalar A/S	16,314	238

		261

ENERGY 0.1%
Tupras Turkiye Petrol Rafinerileri A/S	14,763	348

FINANCIALS 0.1%
Turkiye Halk Bankasi A/S	53,067	86
Turkiye Is Bankasi ‘C’	52,517	65
Turkiye Vakiflar Bankasi TAO ‘D’	18,304	19
Yapi ve Kredi Bankasi A/S (a)	113,207	61

		231

INDUSTRIALS 0.2%
Enka Insaat ve Sanayi A/S	35,532	36
Turk Hava Yollari AO (a)	216,616	639

		675

MATERIALS 0.0%
Eregli Demir ve Celik Fabrikalari TAS	71,902	160

TELECOMMUNICATION SERVICES 0.1%
Turk Telekomunikasyon A/S	128,788	140
Turkcell Iletisim Hizmetleri A/S	190,613	505

		645

UTILITIES 0.0%
Aygaz A/S	29,103	70

Total Turkey		2,598

UKRAINE 0.0%

CONSUMER STAPLES 0.0%
Kernel Holding S.A.	2,055	26

Total Ukraine		26

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%
Nexteer Automotive Group Ltd.	21,000	31

Total United States		31

Total Common Stocks (Cost $352,190)		323,149

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	UNITS	MARKET VALUE (000S)
EQUITY-LINKED SECURITIES 4.6%

IRELAND 4.5%

CONSUMER DISCRETIONARY 0.2%
Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/15/2019	13,799	$700
Citigroup Global Markets Holdings, Inc., InterGlobe Aviation Ltd. - Exp. 02/15/2019	1,559	25

		725

CONSUMER STAPLES 0.9%
Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/15/2019	58,173	1,394
Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/15/2019	459,223	1,786

		3,180

ENERGY 1.3%
Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/15/2019	85,392	466
Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/15/2019	189,848	733
Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/15/2019	152,510	577
Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/15/2019	127,757	291
Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/15/2019	121,795	397
Citigroup Global Markets Holdings, Inc., Reliance Industries Ltd. - Exp. 02/15/2019	161,839	2,299

		4,763

FINANCIALS 0.3%
Citigroup Global Markets Holdings, Inc., Indiabulls Housing Finance Ltd. - Exp. 02/15/2019	11,087	185
Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/15/2019	50,787	996

		1,181

HEALTH CARE 0.1%
Citigroup Global Markets Holdings, Inc., Lupin Ltd. - Exp. 02/15/2019	5,323	70
Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/15/2019	50,973	420

		490

INDUSTRIALS 0.0%
Citigroup Global Markets Holdings, Inc., Container Corp. Of India Ltd. - Exp. 02/15/2019	4,160	40

INFORMATION TECHNOLOGY 1.4%
Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/15/2019	40,687	551

	UNITS	MARKET VALUE (000S)
Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/15/2019	132,273	$3,570
Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/05/2019	92,229	883

		5,004

MATERIALS 0.1%
Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/15/2019	6,399	118
Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/15/2019	15,947	25

		143

TELECOMMUNICATION SERVICES 0.2%
Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/15/2019	66,726	372
Citigroup Global Markets Holdings, Inc., Idea Cellular Ltd. - Exp. 02/15/2019	46,104	40
Citigroup Global Markets Holdings, Inc., Reliance Communications Ltd. - Exp. 02/15/2019	874,002	176

		588

UTILITIES 0.0%
Citigroup Global Markets Holdings, Inc., NTPC Ltd. - Exp. 02/15/2019	37,280	87

Total Ireland		16,201

UNITED STATES 0.1%

FINANCIALS 0.0%
Citigroup Global Markets Holdings, Inc., Bank of India - Exp. 02/15/2019	27,103	35
Citigroup Global Markets Holdings, Inc., Oracle Finance Ltd. - Exp. 02/15/2019	595	35

		70

INDUSTRIALS 0.1%
Citigroup Global Markets Holdings, Inc., Reliance Infrastructure Ltd. - Exp. 02/15/2019	6,074	35
Citigroup Global Markets Holdings, Inc., Shriram Transport Finance Corporation Ltd. - Exp. 02/15/2019	3,380	64

		99

Total United States		169

Total Equity-Linked Securities (Cost $16,484)		16,370

	SHARES
PREFERRED STOCKS 3.2%

BRAZIL 2.6%

BANKING & FINANCE 1.2%
Banco do Estado do Rio Grande do Sul S.A.	5,300	20

	SHARES	MARKET VALUE (000S)
Itau Unibanco Holding S.A.	295,700	$3,078
Itausa - Investimentos Itau S.A.	483,250	1,145

		4,243

CONSUMER DISCRETIONARY 0.1%
Lojas Americanas S.A.	47,300	203

INDUSTRIALS 0.4%
Braskem S.A.	39,100	512
Cia Brasileira de Distribuicao	8,400	169
Metalurgica Gerdau S.A.	487,100	777

		1,458

MATERIALS 0.4%
Gerdau S.A.	409,400	1,469
Usinas Siderurgicas de Minas Gerais S.A.	35,000	66

		1,535

UTILITIES 0.5%
Centrais Eletricas Brasileiras S.A.	28,200	98
Cia de Gas de Sao Paulo - COMGAS	7,400	113
Cia de Transmissao de Energia Eletrica Paulista	1,600	24
Cia Energetica de Minas Gerais	528,169	995
Cia Energetica de Sao Paulo	93,500	395
Cia Paranaense de Energia	57,600	326

		1,951

Total Brazil		9,390

CHILE 0.1%

CONSUMER STAPLES 0.1%
Embotelladora Andina S.A.	50,847	198

Total Chile		198

RUSSIA 0.5%

ENERGY 0.5%
Bashneft PJSC	4,778	131
Surgutneftegas OJSC	2,790,800	1,389
Transneft PJSC	94	250

		1,770

UTILITIES 0.0%
Lenenergo PJSC	22,200	34

Total Russia		1,804

Total Preferred Stocks (Cost $13,953)		11,392

REAL ESTATE INVESTMENT TRUSTS 0.3%

MEXICO 0.1%

REAL ESTATE 0.1%
Fibra Uno Administracion S.A. de C.V.	198,000	288

Total Mexico		288

SOUTH AFRICA 0.2%

REAL ESTATE 0.2%
Growthpoint Properties Ltd.	285,521	556

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Redefine Properties Ltd.	262,047	$200

		756

Total South Africa		756

Total Real Estate Investment Trusts (Cost $1,125)		1,044

WARRANTS 0.0%

IRELAND 0.0%

ENERGY 0.0%
Petronet LNG Ltd. - Exp. 02/15/2019	34,599	111

Total Warrants (Cost $119)		111

Total Investments in Securities (Cost $383,871)		352,066

Total Investments 98.6% (Cost $383,871)		$352,066

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(1)

Other Assets and Liabilities, net 1.4%		5,104

Net Assets 100.0%		$357,169

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	07/2018	HKD	11,001	$1,402	$0	$0
	07/2018	MYR	2,043	505	0	(1)
	07/2018	SGD	195	143	0	0

Total Forward Foreign Currency Contracts					$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(299)	$0	$(299)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$698	$0	$0	$698
Consumer Staples	3,440	0	0	3,440
Energy	6,462	0	0	6,462
Financials	1,353	0	0	1,353
Health Care	121	0	0	121
Industrials	922	0	0	922
Information Technology	20	0	0	20
Materials	9,715	0	0	9,715
Utilities	866	0	0	866
Chile
Consumer Discretionary	514	0	0	514
Consumer Staples	1,031	0	0	1,031
Energy	562	0	0	562
Financials	1,152	0	0	1,152
Industrials	307	0	0	307
Materials	939	0	0	939
Telecommunication Services	121	0	0	121
Utilities	1,079	0	0	1,079
China
Consumer Discretionary	1,196	2,009	0	3,205
Consumer Staples	858	2,848	0	3,706
Energy	0	12,656	0	12,656
Financials	0	4,023	0	4,023
Health Care	109	1,282	0	1,391
Industrials	919	1,939	0	2,858
Information Technology	9,059	7,574	0	16,633
Materials	0	3,358	0	3,358
Real Estate	0	4,981	0	4,981
Telecommunication Services	0	624	0	624
Utilities	0	2,490	0	2,490

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Greece
Consumer Discretionary	$0	$306	$0	$306
Energy	117	25	0	142
Financials	0	1,539	0	1,539
Utilities	0	69	0	69
Hong Kong
Consumer Discretionary	0	142	0	142
Consumer Staples	0	2,651	0	2,651
Energy	0	506	0	506
Financials	0	353	0	353
Industrials	72	447	0	519
Materials	0	336	0	336
Real Estate	0	2,331	0	2,331
Telecommunication Services	0	391	0	391
Utilities	0	1,868	0	1,868
India
Consumer Discretionary	1,762	0	0	1,762
Financials	5,174	0	0	5,174
Health Care	867	0	0	867
Industrials	1,284	0	0	1,284
Information Technology	7,372	0	0	7,372
Materials	264	926	0	1,190
Indonesia
Consumer Discretionary	0	786	0	786
Consumer Staples	0	834	0	834
Energy	0	857	0	857
Financials	0	862	0	862
Health Care	0	25	0	25
Materials	0	1,281	0	1,281
Telecommunication Services	0	952	0	952
Utilities	0	82	0	82
Malaysia
Consumer Discretionary	0	999	0	999
Consumer Staples	552	495	0	1,047
Energy	0	214	0	214

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financials	$0	$2,876	$0	$2,876
Health Care	0	29	0	29
Industrials	0	872	0	872
Materials	0	294	0	294
Real Estate	0	60	0	60
Telecommunication Services	0	717	0	717
Utilities	0	1,548	0	1,548
Mexico
Consumer Staples	3,634	0	0	3,634
Financials	111	0	0	111
Industrials	116	0	0	116
Materials	1,098	0	0	1,098
Telecommunication Services	1,130	0	0	1,130
Utilities	139	0	0	139
Philippines
Consumer Staples	0	35	0	35
Energy	76	0	0	76
Financials	0	820	0	820
Industrials	50	351	0	401
Real Estate	0	297	0	297
Telecommunication Services	94	270	0	364
Utilities	113	207	0	320
Poland
Consumer Discretionary	0	112	0	112
Energy	0	849	0	849
Financials	0	978	0	978
Information Technology	0	35	0	35
Materials	35	515	0	550
Telecommunication Services	0	159	0	159
Utilities	0	668	0	668
Russia
Consumer Staples	142	520	0	662
Energy	4,528	13,503	0	18,031
Financials	0	3,214	0	3,214
Industrials	26	24	0	50
Information Technology	591	0	0	591
Materials	575	5,249	0	5,824
Real Estate	27	0	0	27
Telecommunication Services	1,914	988	0	2,902
Utilities	0	1,083	0	1,083
Singapore
Industrials	0	35	0	35
South Africa
Consumer Discretionary	0	7,659	0	7,659
Consumer Staples	327	1,290	0	1,617
Energy	0	178	0	178
Financials	50	4,248	0	4,298
Health Care	243	239	0	482
Industrials	0	807	0	807
Information Technology	62	0	0	62
Materials	2,163	4,090	0	6,253
Telecommunication Services	3,229	74	0	3,303
South Korea
Consumer Discretionary	484	15,394	0	15,878
Consumer Staples	0	5,188	0	5,188
Energy	0	3,920	0	3,920
Financials	0	8,055	0	8,055
Industrials	29	5,745	0	5,774
Information Technology	0	8,611	0	8,611
Materials	195	8,144	0	8,339
Telecommunication Services	1,533	1,687	0	3,220
Utilities	0	4,741	0	4,741
Taiwan
Consumer Discretionary	0	1,070	0	1,070
Consumer Staples	0	1,741	0	1,741
Energy	0	670	0	670
Financials	0	6,175	0	6,175
Industrials	0	1,626	0	1,626
Information Technology	5,153	18,333	0	23,486
Materials	0	6,782	0	6,782

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Real Estate	$0	$67	$0	$67
Telecommunication Services	0	3,890	0	3,890
Thailand
Consumer Staples	0	1,516	0	1,516
Energy	0	4,465	0	4,465
Financials	0	858	0	858
Health Care	0	667	0	667
Industrials	61	801	0	862
Materials	0	2,728	0	2,728
Real Estate	232	335	0	567
Telecommunication Services	0	1,906	0	1,906
Utilities	0	358	0	358
Turkey
Consumer Discretionary	0	208	0	208
Consumer Staples	0	261	0	261
Energy	0	348	0	348
Financials	0	231	0	231
Industrials	0	675	0	675
Materials	0	160	0	160
Telecommunication Services	0	645	0	645
Utilities	0	70	0	70
Ukraine
Consumer Staples	26	0	0	26
United States
Consumer Discretionary	0	31	0	31
Equity-Linked Securities
Ireland
Consumer Discretionary	0	725	0	725
Consumer Staples	0	3,180	0	3,180
Energy	0	4,763	0	4,763
Financials	0	1,181	0	1,181
Health Care	0	490	0	490
Industrials	0	40	0	40
Information Technology	0	5,004	0	5,004
Materials	0	143	0	143
Telecommunication Services	0	588	0	588
Utilities	0	87	0	87
United States
Financials	70	0	0	70
Industrials	99	0	0	99
Preferred Stocks
Brazil
Banking & Finance	4,243	0	0	4,243
Consumer Discretionary	0	203	0	203
Industrials	1,458	0	0	1,458
Materials	1,535	0	0	1,535
Utilities	1,951	0	0	1,951
Chile
Consumer Staples	198	0	0	198
Russia
Energy	0	1,770	0	1,770
Utilities	0	34	0	34
Real Estate Investment Trusts
Mexico
Real Estate	288	0	0	288
South Africa
Real Estate	756	0	0	756
Warrants
Ireland
Energy	0	111	0	111

Total Investments	$97,691	$254,375	$0	$352,066

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$97,691	$254,374	$0	$352,065

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

COMMON STOCKS 94.7%

AUSTRALIA 5.2%

CONSUMER DISCRETIONARY 0.2%
Aristocrat Leisure Ltd.	1,046	$24
JB Hi-Fi Ltd.	521	9
Nine Entertainment Co. Holdings Ltd.	4,557	8
Super Retail Group Ltd.	1,389	8

		49

CONSUMER STAPLES 0.9%
GrainCorp Ltd.	1,674	9
Inghams Group Ltd.	3,026	9
Metcash Ltd.	5,596	11
Treasury Wine Estates Ltd.	895	11
Wesfarmers Ltd.	3,209	117
Woolworths Ltd.	4,549	103

		260

ENERGY 0.5%
Caltex Australia Ltd.	1,856	45
Oil Search Ltd.	1,327	9
Origin Energy Ltd.	5,870	43
Santos Ltd. (a)	3,292	15
Woodside Petroleum Ltd.	993	26
WorleyParsons Ltd.	920	12

		150

FINANCIALS 0.8%
AMP Ltd.	14,948	39
Genworth Mortgage Insurance Australia Ltd.	5,290	10
Insurance Australia Group Ltd.	4,091	26
Macquarie Group Ltd.	478	44
Medibank Pvt Ltd.	9,773	21
National Australia Bank Ltd.	469	10
nib holdings Ltd.	2,060	9
QBE Insurance Group Ltd.	4,638	33
Suncorp Group Ltd.	3,045	33

		225

HEALTH CARE 0.5%
Ansell Ltd.	419	8
Australian Pharmaceutical Industries Ltd.	7,030	9
Cochlear Ltd.	119	18
CSL Ltd.	856	122

		157

INDUSTRIALS 0.5%
Brambles Ltd.	3,816	25
CIMIC Group Ltd.	453	14
Downer EDI Ltd.	2,455	12
Monadelphous Group Ltd.	964	11
Qantas Airways Ltd.	1,822	8
SEEK Ltd.	771	13
Sydney Airport	3,009	16
Transurban Group	3,602	32

		131

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.2%
Atlassian Corp. PLC ‘A’ (a)	140	$9
carsales.com Ltd.	760	8
Computershare Ltd.	1,216	17
REA Group Ltd.	125	8

		42

MATERIALS 1.4%
Adelaide Brighton Ltd.	1,668	9
Alumina Ltd.	4,239	9
Amcor Ltd.	1,969	21
BHP Billiton Ltd.	5,693	142
BHP Billiton PLC	4,060	91
BlueScope Steel Ltd.	1,062	14
CSR Ltd.	2,710	9
DuluxGroup Ltd.	1,500	8
Iluka Resources Ltd.	1,254	10
Incitec Pivot Ltd.	3,275	9
Mineral Resources Ltd.	722	9
Newcrest Mining Ltd.	1,816	29
Northern Star Resources Ltd.	2,084	11
Orica Ltd.	914	12
Regis Resources Ltd.	2,883	11
South32 Ltd.	3,229	9
Western Areas Ltd.	4,084	11

		414

REAL ESTATE 0.0%
Lend Lease Group	697	10

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	36,104	70

UTILITIES 0.0%
AGL Energy Ltd.	611	10

Total Australia		1,518

AUSTRIA 0.4%

ENERGY 0.1%
OMV AG	746	42

FINANCIALS 0.1%
Raiffeisen Bank International AG	314	10
UNIQA Insurance Group AG	897	8
Vienna Insurance Group AG Wiener Versicherung Gruppe	346	9

		27

INDUSTRIALS 0.1%
ANDRITZ AG	161	9
Oesterreichische Post AG	205	9

		18

INFORMATION TECHNOLOGY 0.0%
ams AG	87	7

MATERIALS 0.1%
voestalpine AG	221	10
Wienerberger AG	354	9

		19

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
CA Immobilien Anlagen AG	336	$11

Total Austria		124

BELGIUM 0.8%

CONSUMER STAPLES 0.3%
Anheuser-Busch InBev S.A. NV	747	75
Colruyt S.A.	261	15

		90

ENERGY 0.0%
Euronav NV	1,245	11

FINANCIALS 0.2%
Ageas	1,032	52
Gimv NV	141	9

		61

HEALTH CARE 0.1%
UCB S.A.	164	13

INDUSTRIALS 0.0%
bpost S.A.	534	8

MATERIALS 0.1%
Umicore S.A.	486	28

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	630	14

UTILITIES 0.0%
Elia System Operator S.A.	169	11

Total Belgium		236

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%
NagaCorp Ltd.	10,000	9

Total Cambodia		9

CANADA 5.9%

CONSUMER DISCRETIONARY 1.1%
Canadian Tire Corp. Ltd. ‘A’	168	22
Cineplex, Inc.	404	9
Cogeco, Inc. (b)	176	8
Dollarama, Inc.	771	30
Enercare, Inc.	628	9
Gildan Activewear, Inc.	417	12
Great Canadian Gaming Corp. (a)	411	14
Lululemon Athletica, Inc. (a)	169	21
Magna International, Inc.	2,688	156
Martinrea International, Inc. (b)	765	8
Quebecor, Inc. ‘B’	604	12
Restaurant Brands International, Inc.	145	9
Shaw Communications, Inc. ‘B’	618	13

		323

CONSUMER STAPLES 0.5%
Alimentation Couche-Tard, Inc. ‘B’	446	19

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Empire Co. Ltd. ‘A’	857	$17
George Weston Ltd.	138	11
Loblaw Cos. Ltd.	407	21
Maple Leaf Foods, Inc.	351	9
Metro, Inc.	1,078	37
North West Co., Inc.	513	12
Premium Brands Holdings Corp.	119	10
Saputo, Inc.	353	12

		148

ENERGY 1.1%
Baytex Energy Corp. (a)	2,712	9
Calfrac Well Services Ltd. (a)(b)	2,282	10
Cameco Corp.	765	9
Canadian Natural Resources Ltd.	1,124	40
Cenovus Energy, Inc.	4,564	47
Crescent Point Energy Corp.	3,508	26
Encana Corp.	904	12
Enerplus Corp.	927	12
Gibson Energy, Inc.	913	12
Husky Energy, Inc.	1,379	21
Imperial Oil Ltd.	300	10
MEG Energy Corp. (a)	1,396	12
Obsidian Energy Ltd. (a)	7,590	9
Precision Drilling Corp. (a)	2,541	8
ShawCor Ltd.	544	10
Suncor Energy, Inc.	1,324	54
Trican Well Service Ltd. (a)	3,648	8

		309

FINANCIALS 1.0%
Canadian Imperial Bank of Commerce	259	23
CI Financial Corp.	812	15
Fairfax Financial Holdings Ltd.	43	24
Great-West Lifeco, Inc. (b)	711	17
IGM Financial, Inc.	292	8
Intact Financial Corp.	121	9
National Bank of Canada	317	15
Onex Corp.	120	9
Power Corp. of Canada	1,830	41
Power Financial Corp.	451	11
Sun Life Financial, Inc.	479	19
Thomson Reuters Corp.	780	31
Toronto-Dominion Bank	1,223	71

		293

HEALTH CARE 0.0%
Chartwell Retirement Residences	742	9

INDUSTRIALS 0.8%
Aecon Group, Inc.	1,078	13
Air Canada (a)	681	11
Bombardier, Inc. ‘B’ (a)	2,668	11
CAE, Inc.	623	13
Canadian National Railway Co.	446	37
Canadian Pacific Railway Ltd.	319	58
Finning International, Inc.	619	15
NFI Group, Inc.	199	7
Ritchie Bros Auctioneers, Inc.	277	9
Russel Metals, Inc.	409	8
TFI International, Inc.	513	16
Toromont Industries Ltd.	243	11
Transcontinental, Inc. ‘A’	613	14

	SHARES	MARKET VALUE (000S)
WestJet Airlines Ltd.	920	$13

		236

INFORMATION TECHNOLOGY 0.2%
BlackBerry Ltd. (a)	840	8
Celestica, Inc. (a)	1,059	13
CGI Group, Inc. ‘A’ (a)	260	16
Constellation Software, Inc. (b)	39	30

		67

MATERIALS 0.7%
Agnico Eagle Mines Ltd.	192	9
Barrick Gold Corp.	670	9
CCL Industries, Inc. ‘B’	211	10
First Quantum Minerals Ltd.	1,037	15
Franco-Nevada Corp.	297	22
Goldcorp, Inc.	641	9
Kirkland Lake Gold Ltd. (b)	414	9
Labrador Iron Ore Royalty Corp.	483	9
Methanex Corp.	229	16
Nevsun Resources Ltd.	2,611	9
Teck Resources Ltd. ‘B’	1,066	27
Western Forest Products, Inc.	5,344	11
Wheaton Precious Metals Corp.	392	8
Winpak Ltd.	281	9
Yamana Gold, Inc.	3,743	11

		183

REAL ESTATE 0.0%
Colliers International Group, Inc.	115	9

TELECOMMUNICATION SERVICES 0.3%
BCE, Inc.	637	26
Rogers Communications, Inc. ‘B’	650	31
TELUS Corp.	596	21

		78

UTILITIES 0.2%
Atco Ltd. ‘I’	295	9
Capital Power Corp.	447	9
Fortis, Inc.	269	9
Superior Plus Corp.	1,078	10
TransAlta Corp.	2,184	11

		48

Total Canada		1,703

DENMARK 1.3%

CONSUMER DISCRETIONARY 0.0%
Pandora A/S	142	10

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	244	29
Royal Unibrew A/S	144	11

		40

FINANCIALS 0.1%
Topdanmark A/S	199	9
Tryg A/S	368	8

		17

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%
Coloplast A/S ‘B’	212	$21
GN Store Nord A/S	187	9
H Lundbeck A/S	35	3
Novo Nordisk A/S ‘B’	2,538	117
William Demant Holding A/S (a)	283	11

		161

INDUSTRIALS 0.3%
AP Moller - Maersk A/S ‘B’	52	64
Dfds A/S	135	9
DSV A/S	162	13
ISS A/S	347	12

		98

MATERIALS 0.1%
Chr Hansen Holding A/S	181	17
Novozymes A/S ‘B’	483	24

		41

UTILITIES 0.1%
Orsted A/S	204	12

Total Denmark		379

FAROE ISLANDS 0.0%

CONSUMER STAPLES 0.0%
Bakkafrost P/F	151	8

Total Faroe Islands		8

FINLAND 1.1%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat Oyj	213	8

CONSUMER STAPLES 0.1%
Kesko Oyj ‘B’	334	20

ENERGY 0.1%
Neste Oyj	372	29

FINANCIALS 0.1%
Sampo Oyj ‘A’	562	27

HEALTH CARE 0.0%
Orion Oyj ‘B’	346	9

INDUSTRIALS 0.3%
Finnair Oyj	922	10
Kone Oyj ‘B’	824	42
Wartsila Oyj Abp	962	19
YIT OYJ	1,726	10

		81

INFORMATION TECHNOLOGY 0.0%
Tieto OYJ	263	9

MATERIALS 0.2%
Kemira Oyj	803	11
Stora Enso Oyj ‘R’	1,472	29

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
UPM-Kymmene Oyj	544	$19

		59

TELECOMMUNICATION SERVICES 0.1%
Elisa Oyj	491	23

UTILITIES 0.2%
Fortum Oyj	1,786	43

Total Finland		308

FRANCE 7.3%

CONSUMER DISCRETIONARY 1.7%
Accor S.A.	257	12
Cie Generale des Etablissements Michelin S.C.A.	84	10
Elior Group S.A.	666	10
Eutelsat Communications S.A.	422	9
Hermes International	41	25
JCDecaux S.A.	297	10
Kering S.A.	78	44
Lagardere S.C.A.	968	25
LVMH Moet Hennessy Louis Vuitton SE	311	103
Metropole Television S.A.	496	10
Peugeot S.A.	1,216	28
Publicis Groupe S.A.	287	20
Renault S.A.	305	26
Sodexo S.A.	239	24
Television Francaise	774	8
Vivendi S.A.	4,861	119

		483

CONSUMER STAPLES 0.8%
Carrefour S.A.	1,477	24
Casino Guichard Perrachon S.A.	528	20
Danone S.A.	1,317	96
L’Oreal S.A.	188	46
Pernod-Ricard S.A.	354	58

		244

ENERGY 0.8%
CGG S.A. (a)	3,427	9
Total S.A.	3,334	202
Vallourec S.A. (a)	2,400	14

		225

FINANCIALS 0.2%
Coface S.A.	884	10
Eurazeo S.A.	239	18
Natixis S.A.	1,222	8
SCOR SE	234	9
Societe Generale S.A.	349	15

		60

HEALTH CARE 0.1%
BioMerieux	95	8
Essilor International Cie Generale d’Optique S.A.	97	14
Korian S.A.	257	9
Orpea	64	8

		39

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.8%
Aeroports de Paris	66	$15
Airbus SE	852	99
Alstom S.A.	786	36
Bouygues S.A.	1,099	47
Bureau Veritas S.A.	536	14
Dassault Aviation S.A.	3	6
Edenred	383	12
Elis S.A.	372	9
Getlink	871	12
Legrand S.A.	445	33
Rexel S.A.	1,313	19
Safran S.A.	470	57
Schneider Electric SE	249	21
Societe BIC S.A.	112	10
Thales S.A.	124	16
Vinci S.A.	1,179	113

		519

INFORMATION TECHNOLOGY 0.4%
Alten S.A.	84	9
Atos SE	106	14
Capgemini SE	196	26
Dassault Systemes	219	31
Neopost S.A.	319	9
Ubisoft Entertainment SA (a)	99	11
Worldline S.A. (a)	149	8

		108

MATERIALS 0.1%
Eramet	64	9
Vicat S.A.	127	8

		17

REAL ESTATE 0.0%
Nexity S.A.	188	12

TELECOMMUNICATION SERVICES 0.5%
Iliad S.A.	48	8
Orange S.A.	8,479	141

		149

UTILITIES 0.9%
Electricite de France S.A.	4,338	59
Engie S.A.	9,201	141
Rubis S.C.A.	138	9
Veolia Environnement S.A.	1,892	40

		249

Total France		2,105

GERMANY 5.7%

CONSUMER DISCRETIONARY 1.0%
adidas AG	302	66
Axel Springer SE	162	12
Bayerische Motoren Werke AG	410	37
Continental AG	253	57
CTS Eventim AG & Co. KGaA	177	9
Daimler AG	189	12
ElringKlinger AG	549	7
Fielmann AG	144	10
Hella GmbH & Co. KGaA	144	8

	SHARES	MARKET VALUE (000S)
Hugo Boss AG	239	$21
Leoni AG	194	10
ProSiebenSat.1 Media SE	313	8
Puma SE	7	4
TUI AG	1,048	23

		284

CONSUMER STAPLES 0.1%
Beiersdorf AG	139	16
METRO AG	595	7
Suedzucker AG	639	10

		33

FINANCIALS 0.9%
Commerzbank AG	3,740	36
Deutsche Bank AG	3,125	33
Deutsche Boerse AG	441	59
Deutsche Pfandbriefbank AG	961	13
Hannover Rueck SE	119	15
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	400	84
Talanx AG	290	11
Wuestenrot & Wuerttembergische AG	454	9

		260

HEALTH CARE 0.4%
Carl Zeiss Meditec AG	125	9
Fresenius Medical Care AG & Co. KGaA	648	65
Fresenius SE & Co. KGaA	418	34
Rhoen Klinikum AG	288	8

		116

INDUSTRIALS 0.7%
Bilfinger SE	291	15
Brenntag AG	273	15
Deutsche Lufthansa AG	2,155	52
Deutsche Post AG	1,005	33
Deutz AG	1,094	8
Duerr AG	210	10
Fraport AG Frankfurt Airport Services Worldwide	91	9
Hapag-Lloyd AG (a)	200	7
Hochtief AG	62	11
Kloeckner & Co. SE	1,102	11
Rational AG	15	10
Rheinmetall AG	77	8
Siemens AG	127	17
Wacker Neuson SE	292	7

		213

INFORMATION TECHNOLOGY 0.7%
Infineon Technologies AG	1,227	31
SAP SE	893	103
Scout24 AG	198	10
SMA Solar Technology AG	158	7
Software AG	185	9
United Internet AG	234	13
Wirecard AG	105	17

		190

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.7%
Aurubis AG	418	$32
BASF SE	885	84
Covestro AG	209	19
Evonik Industries AG	343	12
K+S AG	852	21
Linde AG	57	13
Salzgitter AG	323	14

		195

REAL ESTATE 0.4%
Deutsche Wohnen SE	624	30
LEG Immobilien AG	93	10
TAG Immobilien AG	779	17
TLG Immobilien AG	508	14
Vonovia SE	1,071	51

		122

TELECOMMUNICATION SERVICES 0.1%
Freenet AG	319	8
Telefonica Deutschland Holding AG	2,774	11

		19

UTILITIES 0.7%
E.ON SE	8,712	93
Innogy SE	200	9
RWE AG	2,880	65
Uniper SE	1,599	48

		215

Total Germany		1,647

HONG KONG 2.5%

CONSUMER DISCRETIONARY 0.4%
Chow Tai Fook Jewellery Group Ltd.	7,600	9
Galaxy Entertainment Group Ltd.	2,000	15
Li & Fung Ltd.	26,000	10
Luk Fook Holdings International Ltd.	2,000	8
Melco Resorts & Entertainment Ltd.	747	21
Shangri-La Asia Ltd.	4,000	7
SJM Holdings Ltd.	17,000	21
Techtronic Industries Co. Ltd.	1,500	8
Xinyi Glass Holdings Ltd.	8,000	10
Yue Yuen Industrial Holdings Ltd.	3,500	10

		119

CONSUMER STAPLES 0.1%
Dairy Farm International Holdings Ltd.	1,500	13
Sun Art Retail Group Ltd.	6,500	9
WH Group Ltd.	15,000	12

		34

FINANCIALS 0.5%
AIA Group Ltd.	8,200	71
Hang Seng Bank Ltd.	800	20
Hong Kong Exchanges and Clearing Ltd.	1,100	33
Kingston Financial Group Ltd.	6,000	2

		126

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%
Sino Biopharmaceutical Ltd.	17,500	$27
SSY Group Ltd.	8,000	9

		36

INDUSTRIALS 0.3%
Cathay Pacific Airways Ltd.	8,000	12
Jardine Matheson Holdings Ltd.	400	25
Jardine Strategic Holdings Ltd.	200	7
MTR Corp. Ltd.	3,000	17
Orient Overseas International Ltd.	500	5
Pacific Basin Shipping Ltd. (a)	33,000	9
Seaspan Corp.	1,480	15

		90

INFORMATION TECHNOLOGY 0.1%
GCL-Poly Energy Holdings Ltd. (a)	88,000	8
Kingboard Chemical Holdings Ltd.	2,500	9
Truly International Holdings Ltd.	10,000	2
VTech Holdings Ltd.	700	8

		27

MATERIALS 0.0%
Lee & Man Paper Manufacturing Ltd.	8,000	8

REAL ESTATE 0.5%
CK Asset Holdings Ltd.	3,500	28
Henderson Land Development Co. Ltd.	1,100	6
Hongkong Land Holdings Ltd.	1,700	12
Hysan Development Co. Ltd.	1,000	6
Kerry Properties Ltd.	2,500	12
New World Development Co. Ltd.	19,000	27
Shimao Property Holdings Ltd.	4,000	10
Sun Hung Kai Properties Ltd.	1,000	15
Swire Pacific Ltd. ‘A’	2,500	26
Wheelock & Co. Ltd.	1,000	7

		149

TELECOMMUNICATION SERVICES 0.1%
HKT Trust & HKT Ltd.	15,000	19
PCCW Ltd.	15,000	9

		28

UTILITIES 0.4%
China Gas Holdings Ltd.	3,400	14
CLP Holdings Ltd.	4,000	43
Hong Kong & China Gas Co. Ltd.	24,100	46
Power Assets Holdings Ltd.	1,000	7

		110

Total Hong Kong		727

IRELAND 1.2%

CONSUMER DISCRETIONARY 0.1%
Paddy Power Betfair PLC	108	12

CONSUMER STAPLES 0.2%
C&C Group PLC	2,301	8
Glanbia PLC	749	14
Kerry Group PLC ‘A’	313	33

		55

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%
ICON PLC (a)	166	$22
Jazz Pharmaceuticals PLC (a)	49	9
Medtronic PLC	1,512	129
Perrigo Co. PLC	198	14
UDG Healthcare PLC	778	9

		183

INDUSTRIALS 0.2%
AerCap Holdings NV (a)	205	11
Allegion PLC	110	8
DCC PLC	108	10
Grafton Group PLC	915	10
Kingspan Group PLC	246	12

		51

MATERIALS 0.1%
James Hardie Industries PLC ADR	516	9
Smurfit Kappa Group PLC	674	27

		36

Total Ireland		337

ISRAEL 0.5%

FINANCIALS 0.2%
Bank Hapoalim BM	1,540	10
Bank Leumi Le-Israel BM	3,280	19
Harel Insurance Investments & Financial Services Ltd.	1,128	9
Israel Discount Bank Ltd. ‘A’	4,779	14
Mizrahi Tefahot Bank Ltd.	482	9
Plus500 Ltd.	394	8

		69

HEALTH CARE 0.1%
Teva Pharmaceutical Industries Ltd.	620	15

INDUSTRIALS 0.0%
Elbit Systems Ltd.	74	9

INFORMATION TECHNOLOGY 0.1%
Check Point Software Technologies Ltd. (a)	160	15
Nice Ltd. (a)	134	14

		29

MATERIALS 0.1%
Frutarom Industries Ltd.	86	9
Israel Chemicals Ltd.	2,640	12

		21

TELECOMMUNICATION SERVICES 0.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	10,860	12

Total Israel		155

ITALY 2.6%

CONSUMER DISCRETIONARY 0.3%
Brembo SpA	626	8
De’ Longhi SpA	308	9
Ferrari NV	161	22

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Luxottica Group SpA	179	$12
Moncler SpA	383	17
PRADA SpA	2,400	11

		79

CONSUMER STAPLES 0.0%
MARR SpA	346	9

ENERGY 0.8%
Eni SpA	9,725	180
Saipem SpA (a)	3,153	15
Saras SpA	7,114	17
Snam SpA	8,280	35

		247

FINANCIALS 0.5%
Anima Holding SpA	1,595	9
Banca Popolare di Sondrio SCPA	2,594	10
BPER Banca	2,787	15
FinecoBank Banca Fineco SpA	852	10
Societa Cattolica di Assicurazioni S.C.	1,039	9
UniCredit SpA	3,351	56
Unione di Banche Italiane SpA	5,083	19
Unipol Gruppo Finanziario SpA	2,921	11

		139

HEALTH CARE 0.1%
DiaSorin SpA	112	13
Recordati SpA	219	8

		21

INDUSTRIALS 0.2%
ASTM SpA	373	9
Atlantia SpA	936	27
Societa Iniziative Autostradali e Servizi SpA	684	10

		46

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA	41,624	31

UTILITIES 0.6%
Enel SpA	22,802	126
ERG SpA	575	13
Iren SpA	3,373	9
Terna Rete Elettrica Nazionale SpA	5,432	29

		177

Total Italy		749

JAPAN 24.2%

CONSUMER DISCRETIONARY 5.4%
Adastria Co. Ltd.	700	9
Aisin Seiki Co. Ltd.	400	18
Arata Corp.	100	6
ASKUL Corp.	300	10
Autobacs Seven Co. Ltd.	700	12
Avex, Inc.	700	10
Bandai Namco Holdings, Inc.	500	21
Benesse Holdings, Inc.	200	7
Bridgestone Corp.	1,400	55
Canon Marketing Japan, Inc.	500	10

	SHARES	MARKET VALUE (000S)
Casio Computer Co. Ltd.	600	$10
CyberAgent, Inc.	400	24
Daiichikosho Co. Ltd.	100	5
DCM Holdings Co. Ltd.	1,400	13
Denso Corp.	1,100	54
Don Quijote Holdings Co. Ltd.	100	5
Eagle Industry Co. Ltd.	500	8
EDION Corp.	1,000	10
FCC Co. Ltd.	300	8
Foster Electric Co. Ltd.	700	10
Fuji Media Holdings, Inc.	1,400	24
Geo Holdings Corp.	700	9
H2O Retailing Corp.	500	8
Happinet Corp.	700	9
Honda Motor Co. Ltd.	2,100	62
Iida Group Holdings Co. Ltd.	500	10
Isetan Mitsukoshi Holdings Ltd. ‘L’	1,500	19
Isuzu Motors Ltd.	1,700	22
J Front Retailing Co. Ltd.	500	8
JVC Kenwood Corp.	3,100	9
K’s Holdings Corp.	1,600	17
Keihin Corp.	400	8
Kohnan Shoji Co. Ltd.	500	12
Koito Manufacturing Co. Ltd.	200	13
Komeri Co. Ltd.	400	10
Kura Corp.	100	7
KYB Corp.	100	4
Mazda Motor Corp.	1,300	16
McDonald’s Holdings Co. Japan Ltd.	100	5
Mitsubishi Motors Corp.	1,500	12
Musashi Seimitsu Industry Co. Ltd.	300	10
NHK Spring Co. Ltd.	900	8
Nifco, Inc.	500	15
Nikon Corp.	900	14
Nishimatsuya Chain Co. Ltd.	800	9
Nissan Motor Co. Ltd.	9,000	87
Nitori Holdings Co. Ltd.	200	31
Nojima Corp.	400	9
NOK Corp.	500	10
Oriental Land Co. Ltd.	200	21
Paltac Corp.	100	6
Panasonic Corp.	3,700	50
Pioneer Corp. (a)	6,200	9
Plenus Co. Ltd.	600	10
Round One Corp.	500	8
Royal Holdings Co. Ltd.	300	8
Saizeriya Co. Ltd.	400	9
Sanden Holdings Corp. (a)	800	10
Sanrio Co. Ltd.	600	12
Sekisui Chemical Co. Ltd.	1,300	22
Seria Co. Ltd.	200	10
Shimachu Co. Ltd.	500	16
Shimano, Inc.	100	15
Shochiku Co. Ltd.	100	14
Showa Corp.	500	8
Sony Corp.	1,400	72
Stanley Electric Co. Ltd.	200	7
Start Today Co. Ltd.	400	14
Subaru Corp.	300	9
Sumitomo Electric Industries Ltd.	1,500	22
Sumitomo Forestry Co. Ltd.	800	12
Sumitomo Rubber Industries Ltd.	1,000	16
Suzuki Motor Corp.	1,000	55
Takashimaya Co. Ltd.	1,000	8
Tokai Rika Co. Ltd.	500	9

	SHARES	MARKET VALUE (000S)
Toridoll Holdings Corp.	300	$7
Toyoda Gosei Co. Ltd.	400	10
Toyota Industries Corp.	300	17
Toyota Motor Corp.	2,400	155
TS Tech Co. Ltd.	200	8
Unipres Corp.	500	10
United Arrows Ltd.	200	7
USS Co. Ltd.	400	8
Yamada Denki Co. Ltd.	6,400	32
Yamaha Corp.	400	21
Yamaha Motor Co. Ltd.	400	10
Yokohama Rubber Co. Ltd.	500	10
Yondoshi Holdings, Inc.	400	10
Yoshinoya Holdings Co. Ltd.	800	16
Zensho Holdings Co. Ltd.	300	8

		1,563

CONSUMER STAPLES 2.7%
Aeon Co. Ltd.	2,300	49
Ain Holdings, Inc.	100	7
Ajinomoto Co., Inc.	1,900	36
Ariake Japan Co. Ltd.	100	9
Asahi Group Holdings Ltd.	800	41
Ci:z Holdings Co. Ltd.	200	9
Coca-Cola Bottlers Japan, Inc.	200	8
cocokara fine, Inc.	100	6
Earth Chemical Co. Ltd.	100	5
FamilyMart UNY Holdings Co. Ltd.	100	11
Fancl Corp.	300	15
Heiwado Co. Ltd.	400	10
J-Oil Mills, Inc.	300	11
Japan Tobacco, Inc.	2,900	81
Kao Corp.	1,000	76
Kikkoman Corp.	400	20
Kirin Holdings Co. Ltd.	3,200	86
Kobayashi Pharmaceutical Co. Ltd.	100	9
Kyokuyo Co. Ltd.	300	10
Mandom Corp.	400	12
Maruha Nichiro Corp.	400	16
Matsumotokiyoshi Holdings Co. Ltd.	200	9
MEIJI Holdings Co. Ltd.	200	17
Mitsui Sugar Co. Ltd.	200	6
Morinaga & Co. Ltd.	100	5
Nichirei Corp.	300	8
Nisshin Oillio Group Ltd.	300	9
Nisshin Seifun Group, Inc.	1,000	21
Nissin Foods Holdings Co. Ltd.	100	7
Noevir Holdings Co. Ltd.	100	7
Pigeon Corp.	500	24
Pola Orbis Holdings, Inc.	200	9
Prima Meat Packers Ltd.	1,000	6
S Foods, Inc.	100	4
Sakata Seed Corp.	200	8
Seven & i Holdings Co. Ltd.	100	4
Shiseido Co. Ltd.	600	48
Sundrug Co. Ltd.	100	4
Tsuruha Holdings, Inc.	100	12
Unicharm Corp.	500	15
Valor Holdings Co. Ltd.	400	9
Warabeya Nichiyo Holdings Co. Ltd.	300	7
Yakult Honsha Co. Ltd.	100	7
Yamazaki Baking Co. Ltd.	300	8

		781

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.9%
Cosmo Energy Holdings Co. Ltd.	200	$7
Idemitsu Kosan Co. Ltd.	1,100	39
Inpex Corp.	4,100	43
Japan Petroleum Exploration Co. Ltd.	400	10
JXTG Holdings, Inc.	19,100	133
Showa Shell Sekiyu KK	1,900	28

		260

FINANCIALS 0.5%
Dai-ichi Life Holdings, Inc.	2,000	36
Daiwa Securities Group, Inc.	3,400	20
Ehime Bank Ltd.	800	9
Fuyo General Lease Co. Ltd.	100	7
Jafco Co. Ltd.	200	8
Japan Post Holdings Co. Ltd.	3,200	35
North Pacific Bank Ltd.	2,500	8
Okasan Securities Group, Inc.	1,000	5
SBI Holdings, Inc.	300	8
Zenkoku Hosho Co. Ltd.	400	18

		154

HEALTH CARE 1.9%
Alfresa Holdings Corp.	1,000	24
Astellas Pharma, Inc.	5,200	79
Chugai Pharmaceutical Co. Ltd.	200	10
Daiichi Sankyo Co. Ltd.	700	27
Eisai Co. Ltd.	500	35
Hisamitsu Pharmaceutical Co., Inc.	200	17
Hogy Medical Co. Ltd.	200	9
Hoya Corp.	400	23
Kaken Pharmaceutical Co. Ltd.	100	5
M3, Inc.	600	24
Medipal Holdings Corp.	1,000	20
Nihon Kohden Corp.	400	11
Nippon Shinyaku Co. Ltd.	200	12
Olympus Corp.	200	8
Ono Pharmaceutical Co. Ltd.	600	14
Otsuka Holdings Co. Ltd.	1,000	48
Paramount Bed Holdings Co. Ltd.	200	9
Rohto Pharmaceutical Co. Ltd.	500	16
Santen Pharmaceutical Co. Ltd.	1,000	17
Sawai Pharmaceutical Co. Ltd.	100	5
Suzuken Co. Ltd.	200	8
Sysmex Corp.	100	9
Taisho Pharmaceutical Holdings Co. Ltd.	100	12
Takeda Pharmaceutical Co. Ltd.	1,000	42
Terumo Corp.	700	40
Toho Holdings Co. Ltd.	500	12
Tsumura & Co.	400	13

		549

INDUSTRIALS 5.7%
Aida Engineering Ltd.	900	9
Alconix Corp.	600	9
ANA Holdings, Inc.	700	26
Asahi Glass Co. Ltd.	500	19
Central Glass Co. Ltd.	400	8
Central Japan Railway Co.	200	41
Dai Nippon Printing Co. Ltd.	1,200	27
Daifuku Co. Ltd.	300	13
Daikin Industries Ltd.	300	36

	SHARES	MARKET VALUE (000S)
Daiseki Co. Ltd.	200	$6
East Japan Railway Co.	200	19
FANUC Corp.	100	20
Fuji Electric Co. Ltd.	2,000	15
Fujikura Ltd.	1,400	9
Fujitec Co. Ltd.	700	9
Furukawa Co. Ltd.	500	7
Hankyu Hanshin Holdings, Inc.	200	8
Hanwa Co. Ltd.	200	8
Hazama Ando Corp.	900	8
Hino Motors Ltd.	1,600	17
ITOCHU Corp.	1,800	33
Iwatani Corp.	300	10
Japan Airlines Co. Ltd.	2,000	71
JGC Corp.	500	10
JTEKT Corp.	900	12
Kajima Corp.	1,000	8
Kanematsu Corp.	800	12
Kawasaki Heavy Industries Ltd.	300	9
Kawasaki Kisen Kaisha Ltd.	500	9
Kinden Corp.	800	13
Kintetsu Group Holdings Co. Ltd.	200	8
Komatsu Ltd.	2,300	65
Kumagai Gumi Co. Ltd.	300	11
Kurita Water Industries Ltd.	400	11
Kyowa Exeo Corp.	400	10
Kyudenko Corp.	200	10
LIXIL Group Corp.	500	10
Makita Corp.	600	27
Marubeni Corp.	8,200	62
Meitec Corp.	200	10
Minebea Mitsumi, Inc.	500	8
Mirait Holdings Corp.	800	12
MISUMI Group, Inc.	400	12
Mitsubishi Corp.	1,400	39
Mitsubishi Heavy Industries Ltd.	600	22
Mitsui & Co. Ltd.	7,600	127
Mitsui E&S Holdings Co. Ltd.	800	10
Mitsui OSK Lines Ltd.	500	12
Miura Co. Ltd.	400	10
Nagase & Co. Ltd.	800	12
Nagoya Railroad Co. Ltd.	300	8
Nidec Corp.	200	30
Nippon Express Co. Ltd.	200	14
Nippon Sheet Glass Co. Ltd.	1,200	11
Nippon Yusen KK	900	18
Nisshinbo Holdings, Inc.	900	10
Nomura Co. Ltd.	400	9
NSK Ltd.	900	9
NTN Corp.	2,100	9
Obara Group, Inc.	100	6
Obayashi Corp.	2,200	23
OSG Corp.	400	8
Park24 Co. Ltd.	400	11
Pasona Group, Inc.	500	8
Penta-Ocean Construction Co. Ltd.	1,200	8
Recruit Holdings Co. Ltd.	2,100	58
Ryobi Ltd.	300	10
Sakai Moving Service Co. Ltd.	100	5
Sankyu, Inc.	100	5
Sanwa Holdings Corp.	800	8
Sanyo Denki Co. Ltd.	100	7
Seino Holdings Co. Ltd.	1,000	18
Shimizu Corp.	800	8
SHO-BOND Holdings Co. Ltd.	100	7

	SHARES	MARKET VALUE (000S)
SMC Corp.	100	$37
Sohgo Security Services Co. Ltd.	200	9
Sojitz Corp.	7,600	28
Star Micronics Co. Ltd.	600	9
Sumitomo Corp.	1,600	26
Sumitomo Mitsui Construction Co. Ltd.	1,220	8
Taikisha Ltd.	200	6
Taisei Corp.	800	44
Takeuchi Manufacturing Co. Ltd.	400	8
Toa Corp.	400	10
Tobu Railway Co. Ltd.	600	18
TOKAI Holdings Corp.	900	9
Tokyu Construction Co. Ltd.	900	9
Tokyu Corp.	500	9
Toppan Printing Co. Ltd.	2,000	16
Toshiba Corp. (a)	11,000	33
Toshiba Plant Systems & Services Corp.	400	9
TOTO Ltd.	200	9
Toyota Tsusho Corp.	1,200	40
West Japan Railway Co.	200	15
Yamato Holdings Co. Ltd.	200	6
Yuasa Trading Co. Ltd.	300	10

		1,665

INFORMATION TECHNOLOGY 2.9%
Advantest Corp.	500	10
Amano Corp.	300	7
Anritsu Corp.	600	8
Canon, Inc.	2,200	72
Capcom Co. Ltd.	600	15
Daiwabo Holdings Co. Ltd.	200	11
Fujitsu Ltd.	1,000	6
Gree, Inc.	1,600	9
Hitachi Ltd.	23,000	162
Horiba Ltd.	100	7
Ibiden Co. Ltd.	500	8
Kaga Electronics Co. Ltd.	300	7
Kakaku.com, Inc.	500	11
Keyence Corp.	100	56
Konami Holdings Corp.	200	10
Konica Minolta, Inc.	2,200	20
Murata Manufacturing Co. Ltd.	100	17
NEC Corp.	1,300	36
NET One Systems Co. Ltd.	900	16
Nexon Co. Ltd. (a)	600	9
Nihon Unisys Ltd.	600	15
Nintendo Co. Ltd.	100	33
Nippon Electric Glass Co. Ltd.	300	8
Nomura Research Institute Ltd.	200	10
Obic Co. Ltd.	100	8
Oki Electric Industry Co. Ltd.	700	8
Omron Corp.	500	23
Otsuka Corp.	300	12
Ricoh Co. Ltd.	4,600	42
Rohm Co. Ltd.	100	8
Sanken Electric Co. Ltd.	1,000	5
SCREEN Holdings Co. Ltd.	200	14
Seiko Epson Corp.	500	9
Shimadzu Corp.	500	15
Square Enix Holdings Co. Ltd.	100	5
SUMCO Corp.	500	10
Taiyo Yuden Co. Ltd.	300	8
TDK Corp.	100	10

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
TIS, Inc.	200	$9
Tokyo Electron Ltd.	200	34
Tokyo Seimitsu Co. Ltd.	300	10
Trend Micro, Inc.	100	6
Wacom Co. Ltd.	1,500	9
Yahoo Japan Corp.	3,000	10
Yaskawa Electric Corp.	400	14

		832

MATERIALS 1.7%
Asahi Kasei Corp.	1,900	24
Daicel Corp.	1,100	12
Daido Steel Co. Ltd.	100	5
FP Corp.	100	5
Fuji Seal International, Inc.	200	7
Hitachi Metals Ltd.	900	9
JFE Holdings, Inc.	2,600	49
Kansai Paint Co. Ltd.	400	8
Kobe Steel Ltd.	2,000	18
Kuraray Co. Ltd.	600	8
Mitsubishi Chemical Holdings Corp.	1,000	8
Mitsubishi Materials Corp.	400	11
Mitsui Chemicals, Inc.	400	11
Mitsui Mining & Smelting Co. Ltd.	100	4
Nippon Light Metal Holdings Co. Ltd.	3,900	9
Nippon Paint Holdings Co. Ltd.	200	9
Nippon Paper Industries Co. Ltd.	900	14
Nippon Steel & Sumitomo Metal Corp.	2,600	51
Nissan Chemical Industries Ltd.	200	9
Nittetsu Mining Co. Ltd.	100	5
Nitto Denko Corp.	200	15
Oji Holdings Corp.	5,000	31
Osaka Soda Co. Ltd.	300	9
Rengo Co. Ltd.	2,100	18
Sanyo Special Steel Co. Ltd.	300	7
Showa Denko KK	400	18
Sumitomo Chemical Co. Ltd.	2,000	11
Sumitomo Metal Mining Co. Ltd.	200	8
Taiheiyo Cement Corp.	200	7
Tokai Carbon Co. Ltd.	500	9
Tokuyama Corp.	400	13
Tokyo Ohka Kogyo Co. Ltd.	200	8
Tokyo Steel Manufacturing Co. Ltd.	1,100	10
Toray Industries, Inc.	3,500	28
Toyo Kohan Co. Ltd.	500	3
Toyo Seikan Group Holdings Ltd. ‘L’	1,000	18
Toyobo Co. Ltd.	600	10
Ube Industries Ltd.	400	10

		509

REAL ESTATE 0.2%
Daito Trust Construction Co. Ltd.	200	33
Leopalace21 Corp.	1,800	10
Open House Co. Ltd.	100	6
Relo Group, Inc.	500	13

		62

TELECOMMUNICATION SERVICES 1.1%
KDDI Corp.	2,900	79
Nippon Telegraph & Telephone Corp.	2,500	114
NTT DOCOMO, Inc.	3,200	81
SoftBank Group Corp.	500	36

		310

	SHARES	MARKET VALUE (000S)
UTILITIES 1.2%
Chubu Electric Power Co., Inc.	3,400	$51
Chugoku Electric Power Co., Inc.	2,500	32
Electric Power Development Co. Ltd.	1,100	28
Hokuriku Electric Power Co.	2,000	20
Kansai Electric Power Co., Inc.	800	12
Nippon Gas Co. Ltd.	200	12
Osaka Gas Co. Ltd.	2,200	46
Shizuoka Gas Co. Ltd.	900	8
Toho Gas Co. Ltd.	400	14
Tokyo Electric Power Co. Holdings, Inc. (a)	13,000	60
Tokyo Gas Co. Ltd.	2,000	53

		336

Total Japan		7,021

LUXEMBOURG 0.6%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	238	16
SES S.A.	927	17

		33

MATERIALS 0.4%
APERAM S.A.	202	9
ArcelorMittal	3,264	95

		104

REAL ESTATE 0.1%
Aroundtown S.A.	1,499	12
Grand City Properties S.A.	554	15

		27

Total Luxembourg		164

MACAU 0.2%

CONSUMER DISCRETIONARY 0.2%
MGM China Holdings Ltd.	3,600	8
Sands China Ltd.	6,000	32
Wynn Macau Ltd.	4,400	14

		54

Total Macau		54

NETHERLANDS 4.3%

CONSUMER STAPLES 0.8%
Heineken Holding NV	399	38
Heineken NV	424	43
Koninklijke Ahold Delhaize NV	6,342	151
Sligro Food Group NV	188	10

		242

ENERGY 1.5%
Core Laboratories NV	124	16
Fugro NV (a)	1,278	18
Royal Dutch Shell PLC ‘A’	11,575	401

		435

FINANCIALS 0.6%
Aegon NV	8,865	53
ASR Nederland NV	216	9
Euronext NV	134	8
ING Groep NV	3,736	54

	SHARES	MARKET VALUE (000S)
NN Group NV	992	$40

		164

HEALTH CARE 0.1%
Koninklijke Philips NV	843	36

INDUSTRIALS 0.4%
Arcadis NV	470	8
Boskalis Westminster	351	10
Cimpress NV (a)	66	10
Koninklijke BAM Groep NV	2,026	8
PostNL NV	2,650	10
Signify NV	411	11
TKH Group NV	134	8
Wolters Kluwer NV	673	38

		103

INFORMATION TECHNOLOGY 0.5%
ASML Holding NV	489	97
NXP Semiconductors NV (a)	307	33

		130

MATERIALS 0.3%
Akzo Nobel NV	517	44
Corbion NV	268	9
Koninklijke DSM NV	410	41

		94

TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	8,474	23
VEON Ltd. ADR	4,306	10

		33

Total Netherlands		1,237

NEW ZEALAND 0.3%

CONSUMER DISCRETIONARY 0.0%
SKYCITY Entertainment Group Ltd.	3,463	9

HEALTH CARE 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	1,900	19

MATERIALS 0.0%
Fletcher Building Ltd.	3,545	17

TELECOMMUNICATION SERVICES 0.1%
Chorus Ltd.	2,991	9
Spark New Zealand Ltd.	7,996	20

		29

UTILITIES 0.1%
Contact Energy Ltd.	2,151	8
Genesis Energy Ltd.	5,843	10

		18

Total New Zealand		92

NORWAY 1.5%

CONSUMER STAPLES 0.2%
Austevoll Seafood ASA	1,214	15

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Marine Harvest ASA	960	$19
Orkla ASA	1,514	13
Salmar ASA	201	8

		55

ENERGY 0.7%
Aker BP ASA	220	8
Aker Solutions ASA (a)	1,218	8
BW Offshore Ltd. (a)	1,869	10
Equinor ASA	5,599	148
Petroleum Geo-Services ASA	4,463	21
Ship Finance International Ltd.	569	9
TGS NOPEC Geophysical Co. ASA	242	9

		213

FINANCIALS 0.2%
DNB ASA	1,151	22
Gjensidige Forsikring ASA	560	9
SpareBank 1 SMN	828	9
SpareBank 1 SR-Bank ASA	943	10

		50

INDUSTRIALS 0.0%
Tomra Systems ASA	397	8

MATERIALS 0.2%
Yara International ASA	1,205	50

TELECOMMUNICATION SERVICES 0.2%
Telenor ASA	2,866	59

Total Norway		435

PORTUGAL 0.4%

CONSUMER STAPLES 0.1%
Jeronimo Martins SGPS S.A.	762	11
Sonae SGPS S.A.	9,407	11

		22

FINANCIALS 0.0%
Banco Comercial Portugues S.A. ‘R’ (a)	28,283	8

INDUSTRIALS 0.0%
CTT-Correios de Portugal S.A.	1,913	7

MATERIALS 0.0%
Navigator Co. S.A.	1,769	11

UTILITIES 0.3%
EDP - Energias de Portugal S.A.	14,757	58
REN - Redes Energeticas Nacionais SGPS S.A.	3,805	11

		69

Total Portugal		117

SINGAPORE 1.5%

CONSUMER DISCRETIONARY 0.1%
Genting Singapore Ltd.	9,600	8
Jardine Cycle & Carriage Ltd.	200	5

	SHARES	MARKET VALUE (000S)
Singapore Press Holdings Ltd.	6,900	$13

		26

CONSUMER STAPLES 0.1%
Golden Agri-Resources Ltd.	38,100	9
Wilmar International Ltd.	9,100	20

		29

ENERGY 0.0%
BW LPG Ltd.	2,398	10

FINANCIALS 0.6%
DBS Group Holdings Ltd.	3,000	58
Oversea-Chinese Banking Corp. Ltd.	4,900	42
Singapore Exchange Ltd.	1,600	9
United Overseas Bank Ltd.	2,400	47

		156

INDUSTRIALS 0.5%
Chip Eng Seng Corp. Ltd.	15,000	9
ComfortDelGro Corp. Ltd.	12,500	22
Hutchison Port Holdings Trust	36,800	10
Keppel Corp. Ltd.	6,000	31
SATS Ltd.	2,700	10
Sembcorp Industries Ltd.	4,900	10
Singapore Airlines Ltd.	2,900	23
Singapore Post Ltd.	12,000	11
Singapore Technologies Engineering Ltd.	5,000	12

		138

INFORMATION TECHNOLOGY 0.0%
Venture Corp. Ltd.	800	11

REAL ESTATE 0.0%
UOL Group Ltd.	1,500	8

TELECOMMUNICATION SERVICES 0.2%
Singapore Telecommunications Ltd.	27,200	61

Total Singapore		439

SOUTH AFRICA 0.1%

FINANCIALS 0.1%
Old Mutual Ltd. (a)	9,294	18

HEALTH CARE 0.0%
Mediclinic International PLC	1,211	9

Total South Africa		27

SPAIN 2.6%

CONSUMER DISCRETIONARY 0.1%
Industria de Diseno Textil S.A.	783	27
Mediaset Espana Comunicacion S.A.	1,086	9

		36

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	2,878	9
Ebro Foods S.A.	476	11

	SHARES	MARKET VALUE (000S)
Viscofan S.A.	284	$19

		39

ENERGY 0.6%
Enagas S.A.	641	18
Repsol S.A.	7,468	146

		164

FINANCIALS 0.2%
Banco Santander S.A.	8,107	43
Bankia S.A.	2,630	10
Mapfre S.A.	3,189	10

		63

HEALTH CARE 0.1%
Grifols S.A.	609	18

INDUSTRIALS 0.4%
ACS Actividades de Construccion y Servicios S.A.	616	25
Aena SME S.A.	210	38
Cia de Distribucion Integral Logista Holdings S.A.	483	13
Ferrovial S.A.	606	12
Obrascon Huarte Lain S.A.	2,218	7
Prosegur Cia de Seguridad S.A.	1,557	10

		105

INFORMATION TECHNOLOGY 0.2%
Amadeus IT Group S.A.	910	71

MATERIALS 0.0%
Ence Energia y Celulosa S.A.	994	9

TELECOMMUNICATION SERVICES 0.1%
Telefonica S.A.	2,279	19

UTILITIES 0.8%
Endesa S.A.	3,786	83
Gas Natural SDG S.A.	1,167	31
Iberdrola S.A.	11,428	88
Red Electrica Corp. S.A.	1,002	21

		223

Total Spain		747

SWEDEN 3.1%

CONSUMER DISCRETIONARY 0.5%
Autoliv, Inc.	354	51
Electrolux AB ‘B’	602	14
Hennes & Mauritz AB ‘B’	3,377	50
Husqvarna AB ‘B’	1,047	10
JM AB	537	10
Nobia AB	1,231	9

		144

CONSUMER STAPLES 0.2%
Axfood AB	1,166	22
Swedish Match AB	616	31

		53

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%
Industrivarden AB ‘C’	620	$12
Ratos AB ‘B’	2,623	9
Svenska Handelsbanken AB ‘A’	1,461	16

		37

INDUSTRIALS 0.9%
Alfa Laval AB	438	10
Assa Abloy AB ‘B’	954	20
Atlas Copco AB ‘A’	1,921	56
Epiroc AB (a)	1,992	21
NCC AB ‘B’	514	8
S.A.S. AB (a)	4,674	9
Sandvik AB	2,506	44
Securitas AB ‘B’	525	9
SKF AB ‘B’	759	14
Volvo AB ‘B’	3,327	53

		244

INFORMATION TECHNOLOGY 0.7%
Hexagon AB ‘B’	258	15
Telefonaktiebolaget LM Ericsson ‘B’	25,721	198

		213

MATERIALS 0.1%
BillerudKorsnas AB	603	8
Hexpol AB	826	9
Svenska Cellulosa AB S.C.A. ‘B’	1,423	15

		32

TELECOMMUNICATION SERVICES 0.6%
Tele2 AB ‘B’	4,588	54
Telia Co. AB	24,888	113

		167

Total Sweden		890

SWITZERLAND 7.3%

CONSUMER DISCRETIONARY 0.5%
Cie Financiere Richemont S.A.	856	72
Forbo Holding AG	6	9
Garmin Ltd.	449	27
Swatch Group AG	40	19
Valora Holding AG	30	10

		137

CONSUMER STAPLES 0.9%
Aryzta AG (a)	513	8
Barry Callebaut AG	6	11
Chocoladefabriken Lindt & Spruengli AG	1	6
Coca-Cola HBC AG	291	10
Emmi AG	13	11
Nestle S.A.	2,727	211

		257

ENERGY 0.3%
Transocean Ltd.	4,611	62
Weatherford International PLC (a)	2,845	9

		71

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.8%
Baloise Holding AG	96	$14
Banque Cantonale Vaudoise	12	9
Cembra Money Bank AG	117	9
Credit Suisse Group AG	2,512	38
GAM Holding AG	850	12
Julius Baer Group Ltd.	197	12
St Galler Kantonalbank AG	19	10
Swiss Life Holding AG	44	15
Swiss Re AG	2,102	183
Valiant Holding AG	90	10
Zurich Insurance Group AG	667	197

		509

HEALTH CARE 1.1%
Lonza Group AG	119	31
Novartis AG	2,021	153
Roche Holding AG	454	101
Sonova Holding AG	96	17
Straumann Holding AG	14	11
Vifor Pharma AG	115	18

		331

INDUSTRIALS 1.0%
ABB Ltd.	5,080	111
Adecco Group AG	145	8
Bucher Industries AG	26	9
Conzzeta AG	7	8
Ferguson PLC	107	9
Flughafen Zurich AG	50	10
Geberit AG	38	16
Georg Fischer AG	13	17
Kuehne + Nagel International AG	141	21
Panalpina Welttransport Holding AG	64	9
Schindler Holding AG	75	16
Schweiter Technologies AG	9	9
SGS S.A.	15	40
Wizz Air Holdings PLC (a)	181	9

		292

INFORMATION TECHNOLOGY 0.3%
Logitech International S.A.	193	9
STMicroelectronics NV	585	13
TE Connectivity Ltd.	868	78

		100

MATERIALS 1.1%
Clariant AG	361	9
EMS-Chemie Holding AG	14	9
Ferrexpo PLC	3,466	8
Givaudan S.A.	19	43
Glencore PLC	48,365	230
Sika AG	213	29

		328

REAL ESTATE 0.1%
Allreal Holding AG (a)	69	11
PSP Swiss Property AG	147	14

		25

TELECOMMUNICATION SERVICES 0.2%
Sunrise Communications Group AG	125	10

	SHARES	MARKET VALUE (000S)
Swisscom AG	111	$50

		60

UTILITIES 0.0%
BKW AG	135	9

Total Switzerland		2,119

THAILAND 0.0%

CONSUMER STAPLES 0.0%
Thai Beverage PCL	15,800	8

Total Thailand		8

UNITED KINGDOM 14.0%

CONSUMER DISCRETIONARY 2.3%
BCA Marketplace PLC	2,997	9
Bellway PLC	234	9
Berkeley Group Holdings PLC	265	13
Bovis Homes Group PLC	618	9
Burberry Group PLC	440	13
Cineworld Group PLC	2,070	7
Compass Group PLC	3,201	68
Daily Mail & General Trust PLC ‘A’	1,130	11
Dixons Carphone PLC	4,062	10
Dunelm Group PLC	1,315	9
Fiat Chrysler Automobiles NV	2,741	52
Greene King PLC	1,109	8
Greggs PLC	702	9
Halfords Group PLC	2,239	10
Inchcape PLC	1,051	11
Informa PLC	1,026	11
InterContinental Hotels Group PLC	277	17
ITV PLC	3,890	9
J D Wetherspoon PLC	517	9
JD Sports Fashion PLC	1,489	9
Kingfisher PLC	18,982	74
Marks & Spencer Group PLC	12,827	50
Marston’s PLC	7,985	11
Next PLC	483	39
Pearson PLC	6,780	79
Persimmon PLC	503	17
Sky PLC	1,880	36
Sports Direct International PLC	1,601	9
SSP Group PLC	1,113	9
Taylor Wimpey PLC	6,057	14
WH Smith PLC	527	14
Whitbread PLC	161	8
William Hill PLC	2,353	9

		672

CONSUMER STAPLES 2.7%
Associated British Foods PLC	420	15
British American Tobacco PLC	1,379	70
Britvic PLC	833	9
Diageo PLC	4,484	161
Imperial Brands PLC	1,222	45
J Sainsbury PLC	20,542	87
Reckitt Benckiser Group PLC	779	64
Tate & Lyle PLC	1,948	17
Tesco PLC	38,848	131
Unilever NV	1,460	81
Unilever PLC	790	44

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
WM Morrison Supermarkets PLC	18,419	$61

		785

ENERGY 1.7%
BP PLC	56,703	431
Hunting PLC (a)	1,074	11
Petrofac Ltd.	1,418	11
Premier Oil PLC	11,551	20
Subsea 7 S.A.	766	12
Tullow Oil PLC (a)	2,585	8

		493

FINANCIALS 1.8%
3i Group PLC	1,544	18
Admiral Group PLC	726	18
Ashmore Group PLC	1,947	10
Barclays PLC	23,947	59
Direct Line Insurance Group PLC	9,532	43
esure Group PLC	3,065	9
Hargreaves Lansdown PLC	556	14
HSBC Holdings PLC	2,417	23
IG Group Holdings PLC	2,024	23
Jardine Lloyd Thompson Group PLC	498	8
Jupiter Fund Management PLC	1,647	10
Lancashire Holdings Ltd.	1,319	10
Legal & General Group PLC	5,471	19
Lloyds Banking Group PLC	66,283	55
London Stock Exchange Group PLC	471	28
Man Group PLC	3,556	8
NEX Group PLC	677	9
Provident Financial PLC	1,305	10
Quilter PLC (a)	4,152	8
Royal Bank of Scotland Group PLC (a)	8,168	28
RSA Insurance Group PLC	1,183	11
Saga PLC	5,242	9
Schroders PLC	271	11
Standard Chartered PLC	8,721	79
Standard Life Aberdeen PLC	1,955	8

		528

HEALTH CARE 0.9%
AstraZeneca PLC	355	25
GlaxoSmithKline PLC	9,662	195
Indivior PLC (a)	2,094	10
Smith & Nephew PLC	1,835	34

		264

INDUSTRIALS 1.7%
Aggreko PLC	1,223	11
Ashtead Group PLC	466	14
Babcock International Group PLC	781	8
BAE Systems PLC	3,387	29
Balfour Beatty PLC	3,263	12
Bunzl PLC	286	9
CNH Industrial NV	903	9
easyJet PLC	1,275	28
Experian PLC	1,202	30
Firstgroup PLC (a)	8,723	10
Galliford Try PLC	720	8
Hays PLC	3,551	9
HomeServe PLC	830	10
Howden Joinery Group PLC	2,023	14
IMI PLC	564	8

	SHARES	MARKET VALUE (000S)
International Consolidated Airlines Group S.A.	2,482	$22
Intertek Group PLC	226	17
Meggitt PLC	1,333	9
Pagegroup PLC	1,164	9
QinetiQ Group PLC	3,721	13
RELX NV	1,141	24
RELX PLC	1,002	21
Rentokil Initial PLC	4,185	19
Royal Mail PLC	11,351	75
Senior PLC	2,398	10
SIG PLC	5,456	10
Spirax-Sarco Engineering PLC	157	13
Stagecoach Group PLC	4,827	9
Travis Perkins PLC	579	11
Vesuvius PLC	1,257	10

		481

INFORMATION TECHNOLOGY 0.2%
Halma PLC	468	8
Micro Focus International PLC	503	9
Moneysupermarket.com Group PLC	2,505	10
Renishaw PLC	121	9
Sage Group PLC	2,185	18

		54

MATERIALS 1.2%
Anglo American PLC	2,219	49
Croda International PLC	344	22
DS Smith PLC	1,229	8
Johnson Matthey PLC	996	48
KAZ Minerals PLC (a)	819	9
Mondi PLC	346	9
Rio Tinto Ltd.	1,620	100
Rio Tinto PLC	1,518	84
Synthomer PLC	1,223	9
Victrex PLC	314	12

		350

TELECOMMUNICATION SERVICES 0.8%
BT Group PLC	8,013	23
TalkTalk Telecom Group PLC	6,667	9
Vodafone Group PLC	87,631	212

		244

UTILITIES 0.7%
Centrica PLC	13,714	29
Drax Group PLC	2,646	11
National Grid PLC	4,838	53
Pennon Group PLC	1,342	14
Severn Trent PLC	618	16
SSE PLC	3,174	57
United Utilities Group PLC	1,054	11

		191

Total United Kingdom		4,062

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%
Carnival PLC	144	8
Samsonite International S.A.	2,400	9

		17

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%
Sims Metal Management Ltd.	924	$11

Total United States		28

Total Common Stocks (Cost $27,793)		27,445

PREFERRED STOCKS 0.8%

GERMANY 0.8%

CONSUMER DISCRETIONARY 0.0%
Porsche Automobil Holding SE	151	10

CONSUMER STAPLES 0.1%
Henkel AG & Co. KGaA	248	32

HEALTH CARE 0.1%
Draegerwerk AG & Co. KGaA	106	7
Sartorius AG	58	9

		16

INDUSTRIALS 0.5%
Volkswagen AG	893	147

MATERIALS 0.1%
Fuchs Petrolub SE	204	10

Total Preferred Stocks (Cost $234)		215

REAL ESTATE INVESTMENT TRUSTS 2.5%

AUSTRALIA 0.1%

REAL ESTATE 0.1%
Goodman Group	2,689	19
GPT Group	2,247	8
Scentre Group	3,526	12

		39

Total Australia		39

BELGIUM 0.1%

REAL ESTATE 0.1%
Befimmo S.A.	164	10
Cofinimmo S.A.	70	9

		19

Total Belgium		19

CANADA 0.4%

REAL ESTATE 0.4%
Allied Properties Real Estate Investment Trust	572	18
Artis Real Estate Investment Trust	853	9
Canadian Apartment Properties REIT	434	14
Cominar Real Estate Investment Trust	1,173	11
Dream Global Real Estate Investment Trust	791	9
Dream Office Real Estate Investment Trust	573	10
Granite Real Estate Investment Trust	211	9
H&R Real Estate Investment Trust	880	13

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
RioCan Real Estate Investment Trust	783	$14

		107

Total Canada		107

FRANCE 0.3%

REAL ESTATE 0.3%
Covivio	93	10
Gecina S.A.	72	12
ICADE	131	12
Klepierre S.A.	309	12
Mercialys S.A.	605	10
Unibail-Rodamco-Westfield (a)	18	4
Unibail-Rodamco-Westfield	126	28

		88

Total France		88

GERMANY 0.0%

REAL ESTATE 0.0%
alstria office REIT-AG	677	10

Total Germany		10

HONG KONG 0.1%

REAL ESTATE 0.1%
Link REIT	4,000	36

Total Hong Kong		36

ITALY 0.0%

REAL ESTATE 0.0%
Beni Stabili SpA SIIQ	9,879	9

Total Italy		9

JAPAN 0.9%

REAL ESTATE 0.9%
Activia Properties, Inc.	2	9
Advance Residence Investment Corp.	6	15
Aeon REIT Investment Corp.	10	12
Daiwa Office Investment Corp.	2	11

	SHARES	MARKET VALUE (000S)
Frontier Real Estate Investment Corp.	2	$8
Fukuoka REIT Corp.	5	8
GLP J-Reit	10	11
Heiwa Real Estate REIT, Inc.	10	10
Industrial & Infrastructure Fund Investment Corp.	8	9
Invincible Investment Corp.	19	9
Japan Excellent, Inc.	9	12
Japan Hotel REIT Investment Corp.	11	8
Japan Logistics Fund, Inc.	5	10
Japan Prime Realty Investment Corp.	5	18
Japan Real Estate Investment Corp.	1	5
Kenedix Office Investment Corp.	1	6
MCUBS MidCity Investment Corp.	15	11
Mori Hills REIT Investment Corp.	9	12
Mori Trust Sogo Reit, Inc.	6	9
Nippon Accommodations Fund, Inc.	2	9
Nippon Building Fund, Inc.	2	12
Nippon Prologis REIT, Inc.	7	14
Orix JREIT, Inc.	6	10
Premier Investment Corp.	9	9
Tokyu REIT, Inc.	9	12

		259

Total Japan		259

SINGAPORE 0.1%

REAL ESTATE 0.1%
CDL Hospitality Trusts	7,300	8
Mapletree Commercial Trust	7,400	9
Mapletree Logistics Trust	9,400	8

		25

Total Singapore		25

SPAIN 0.0%

REAL ESTATE 0.0%
Inmobiliaria Colonial Socimi S.A.	777	9

Total Spain		9

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.5%

REAL ESTATE 0.5%
British Land Co. PLC	2,730	$24
Derwent London PLC	375	15
Great Portland Estates PLC	921	9
Hansteen Holdings PLC	5,765	8
Land Securities Group PLC	1,810	23
Segro PLC	2,634	23
Shaftesbury PLC	915	11
UNITE Group PLC	1,489	17

		130

Total United Kingdom		130

Total Real Estate Investment Trusts (Cost $732)		731

RIGHTS 0.0%

ITALY 0.0%

FINANCIALS 0.0%
Intesa Sanpaolo SpA - Exp. 07/17/2018	13,805	0

Total Italy		0

SPAIN 0.0%

ENERGY 0.0%
Repsol S.A. - Exp. 07/06/2018	6,323	3

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2018	522	1

Total Spain		4

Total Rights (Cost $4)		4

Total Investments in Securities (Cost $28,763)		28,395

Total Investments 98.0% (Cost $28,763)		$28,395

Other Assets and Liabilities, net 2.0%		581

Net Assets 100.0%		$28,976

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Calfrac Well Services Ltd.	12/15/2017 - 06/27/2018	$10	$10	0.03%
Cogeco, Inc.	09/29/2017 - 06/27/2018	10	8	0.03
Constellation Software, Inc.	08/31/2017 - 06/27/2018	25	30	0.10
Great-West Lifeco, Inc.	08/31/2017 - 06/27/2018	19	17	0.06
Kirkland Lake Gold Ltd.	06/29/2018	9	9	0.03
Martinrea International, Inc.	08/31/2017 - 06/27/2018	9	8	0.03

		$82	$82	0.28%

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	07/2018	CAD	29	$22	$0	$0
	07/2018	HKD	358	46	0	0
	07/2018	SGD	55	40	0	0

Total Forward Foreign Currency Contracts					$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3)	$0	$(3)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$49	$0	$49
Consumer Staples	0	260	0	260
Energy	0	150	0	150
Financials	0	225	0	225
Health Care	0	157	0	157
Industrials	0	131	0	131
Information Technology	9	33	0	42
Materials	0	414	0	414
Real Estate	0	10	0	10
Telecommunication Services	0	70	0	70
Utilities	0	10	0	10
Austria
Energy	0	42	0	42
Financials	0	27	0	27
Industrials	0	18	0	18
Information Technology	0	7	0	7
Materials	0	19	0	19
Real Estate	11	0	0	11
Belgium
Consumer Staples	15	75	0	90
Energy	0	11	0	11
Financials	0	61	0	61
Health Care	0	13	0	13
Industrials	8	0	0	8
Materials	0	28	0	28
Telecommunication Services	0	14	0	14
Utilities	0	11	0	11
Cambodia
Consumer Discretionary	0	9	0	9
Canada
Consumer Discretionary	323	0	0	323
Consumer Staples	148	0	0	148

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Energy	$309	$0	$0	$309
Financials	293	0	0	293
Health Care	9	0	0	9
Industrials	236	0	0	236
Information Technology	67	0	0	67
Materials	183	0	0	183
Real Estate	9	0	0	9
Telecommunication Services	78	0	0	78
Utilities	48	0	0	48
Denmark
Consumer Discretionary	0	10	0	10
Consumer Staples	0	40	0	40
Financials	0	17	0	17
Health Care	0	161	0	161
Industrials	0	98	0	98
Materials	0	41	0	41
Utilities	0	12	0	12
Faroe Islands
Consumer Staples	0	8	0	8
Finland
Consumer Discretionary	0	8	0	8
Consumer Staples	0	20	0	20
Energy	0	29	0	29
Financials	0	27	0	27
Health Care	0	9	0	9
Industrials	0	81	0	81
Information Technology	0	9	0	9
Materials	0	59	0	59
Telecommunication Services	0	23	0	23
Utilities	0	43	0	43
France
Consumer Discretionary	0	483	0	483
Consumer Staples	0	244	0	244
Energy	0	225	0	225
Financials	0	60	0	60

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Health Care	$0	$39	$0	$39
Industrials	10	509	0	519
Information Technology	9	99	0	108
Materials	0	17	0	17
Real Estate	0	12	0	12
Telecommunication Services	0	149	0	149
Utilities	0	249	0	249
Germany
Consumer Discretionary	0	284	0	284
Consumer Staples	0	33	0	33
Financials	0	260	0	260
Health Care	8	108	0	116
Industrials	0	213	0	213
Information Technology	0	190	0	190
Materials	0	195	0	195
Real Estate	0	122	0	122
Telecommunication Services	0	19	0	19
Utilities	0	215	0	215
Hong Kong
Consumer Discretionary	21	98	0	119
Consumer Staples	0	34	0	34
Financials	0	126	0	126
Health Care	0	36	0	36
Industrials	15	75	0	90
Information Technology	0	27	0	27
Materials	0	8	0	8
Real Estate	0	149	0	149
Telecommunication Services	0	28	0	28
Utilities	7	103	0	110
Ireland
Consumer Discretionary	0	12	0	12
Consumer Staples	55	0	0	55
Health Care	174	9	0	183
Industrials	31	20	0	51
Materials	9	27	0	36
Israel
Financials	0	69	0	69
Health Care	0	15	0	15
Industrials	0	9	0	9
Information Technology	15	14	0	29
Materials	0	21	0	21
Telecommunication Services	0	12	0	12
Italy
Consumer Discretionary	0	79	0	79
Consumer Staples	0	9	0	9
Energy	0	247	0	247
Financials	0	139	0	139
Health Care	0	21	0	21
Industrials	0	46	0	46
Telecommunication Services	0	31	0	31
Utilities	0	177	0	177
Japan
Consumer Discretionary	0	1,563	0	1,563
Consumer Staples	0	781	0	781
Energy	0	260	0	260
Financials	0	154	0	154
Health Care	0	549	0	549
Industrials	0	1,665	0	1,665
Information Technology	0	832	0	832
Materials	0	509	0	509
Real Estate	0	62	0	62
Telecommunication Services	0	310	0	310
Utilities	0	336	0	336
Luxembourg
Consumer Discretionary	0	33	0	33
Materials	0	104	0	104
Real Estate	0	27	0	27
Macau
Consumer Discretionary	0	54	0	54
Netherlands
Consumer Staples	0	242	0	242

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Energy	$16	$419	$0	$435
Financials	0	164	0	164
Health Care	0	36	0	36
Industrials	10	93	0	103
Information Technology	33	97	0	130
Materials	0	94	0	94
Telecommunication Services	10	23	0	33
New Zealand
Consumer Discretionary	0	9	0	9
Health Care	0	19	0	19
Materials	0	17	0	17
Telecommunication Services	0	29	0	29
Utilities	10	8	0	18
Norway
Consumer Staples	0	55	0	55
Energy	9	204	0	213
Financials	0	50	0	50
Industrials	8	0	0	8
Materials	0	50	0	50
Telecommunication Services	0	59	0	59
Portugal
Consumer Staples	0	22	0	22
Financials	0	8	0	8
Industrials	0	7	0	7
Materials	0	11	0	11
Utilities	0	69	0	69
Singapore
Consumer Discretionary	8	18	0	26
Consumer Staples	0	29	0	29
Energy	0	10	0	10
Financials	0	156	0	156
Industrials	0	138	0	138
Information Technology	0	11	0	11
Real Estate	0	8	0	8
Telecommunication Services	0	61	0	61
South Africa
Financials	0	18	0	18
Health Care	0	9	0	9
Spain
Consumer Discretionary	0	36	0	36
Consumer Staples	0	39	0	39
Energy	0	164	0	164
Financials	0	63	0	63
Health Care	0	18	0	18
Industrials	0	105	0	105
Information Technology	0	71	0	71
Materials	0	9	0	9
Telecommunication Services	0	19	0	19
Utilities	0	223	0	223
Sweden
Consumer Discretionary	51	93	0	144
Consumer Staples	0	53	0	53
Financials	0	37	0	37
Industrials	21	223	0	244
Information Technology	0	213	0	213
Materials	0	32	0	32
Telecommunication Services	0	167	0	167
Switzerland
Consumer Discretionary	27	110	0	137
Consumer Staples	0	257	0	257
Energy	71	0	0	71
Financials	0	509	0	509
Health Care	0	331	0	331
Industrials	8	284	0	292
Information Technology	78	22	0	100
Materials	0	328	0	328
Real Estate	0	25	0	25
Telecommunication Services	0	60	0	60
Utilities	0	9	0	9
Thailand
Consumer Staples	0	8	0	8

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
United Kingdom
Consumer Discretionary	$31	$641	$0	$672
Consumer Staples	0	785	0	785
Energy	0	493	0	493
Financials	16	512	0	528
Health Care	0	264	0	264
Industrials	0	481	0	481
Information Technology	10	44	0	54
Materials	0	350	0	350
Telecommunication Services	0	244	0	244
Utilities	0	191	0	191
United States
Consumer Discretionary	0	17	0	17
Materials	0	11	0	11
Preferred Stocks
Germany
Consumer Discretionary	0	10	0	10
Consumer Staples	0	32	0	32
Health Care	0	16	0	16
Industrials	0	147	0	147
Materials	0	10	0	10
Real Estate Investment Trusts
Australia
Real Estate	0	39	0	39
Belgium
Real Estate	19	0	0	19

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Canada
Real Estate	$107	$0	$0	$107
France
Real Estate	32	56	0	88
Germany
Real Estate	0	10	0	10
Hong Kong
Real Estate	0	36	0	36
Italy
Real Estate	0	9	0	9
Japan
Real Estate	0	259	0	259
Singapore
Real Estate	0	25	0	25
Spain
Real Estate	0	9	0	9
United Kingdom
Real Estate	8	122	0	130
Rights
Spain
Energy	3	0	0	3
Industrials	1	0	0	1

Total Investments	$2,687	$25,708	$0	$28,395

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

COMMON STOCKS 94.9%

BERMUDA 0.2%

FINANCIALS 0.2%
XL Group Ltd.	1,857	$104

Total Bermuda		104

IRELAND 0.5%

INFORMATION TECHNOLOGY 0.5%
Accenture PLC ‘A’	2,171	355

Total Ireland		355

SWITZERLAND 0.1%

FINANCIALS 0.1%
Chubb Ltd.	381	48

Total Switzerland		48

UNITED STATES 94.1%

CONSUMER DISCRETIONARY 18.4%
Aaron’s, Inc.	298	13
Abercrombie & Fitch Co. ‘A’	2,050	50
Adient PLC	796	39
Adtalem Global Education, Inc. (a)	625	30
Advance Auto Parts, Inc.	157	21
Amazon.com, Inc. (a)	523	889
American Eagle Outfitters, Inc.	5,089	118
Aramark	202	8
Asbury Automotive Group, Inc. (a)	271	19
AutoNation, Inc. (a)	510	25
AutoZone, Inc. (a)	144	97
Bed Bath & Beyond, Inc.	5,974	119
Best Buy Co., Inc.	2,587	193
Big Lots, Inc.	778	33
Bloomin’ Brands, Inc.	540	11
Booking Holdings, Inc. (a)	11	22
Bright Horizons Family Solutions, Inc. (a)	227	23
Brinker International, Inc.	2,117	101
Buckle, Inc.	747	20
Cable One, Inc.	15	11
Caleres, Inc.	498	17
Carter’s, Inc.	583	63
CBS Corp. NVDR ‘B’	1,919	108
Cheesecake Factory, Inc.	935	51
Chico’s FAS, Inc.	3,736	30
Children’s Place, Inc.	87	11
Chipotle Mexican Grill, Inc. (a)	80	35
Choice Hotels International, Inc.	182	14
Churchill Downs, Inc.	56	17
Cinemark Holdings, Inc.	582	20
Columbia Sportswear Co.	88	8
Cooper Tire & Rubber Co.	1,114	29
Cooper-Standard Holding, Inc. (a)	160	21
Core-Mark Holding Co., Inc.	783	18
Cracker Barrel Old Country Store, Inc.	221	35
Dana, Inc.	1,203	24
Darden Restaurants, Inc.	351	38
Deckers Outdoor Corp. (a)	335	38
Dick’s Sporting Goods, Inc.	722	25
Dillard’s, Inc. ‘A’	364	34
Dine Brands Global, Inc.	471	35

	SHARES	MARKET VALUE (000S)
Discovery, Inc. (a)	582	$16
Dollar General Corp.	1,959	193
Dollar Tree, Inc. (a)	413	35
Domino’s Pizza, Inc.	217	61
Dorman Products, Inc. (a)	208	14
DR Horton, Inc.	629	26
DSW Inc. ‘A’	2,085	54
Dunkin’ Brands Group, Inc.	315	22
Extended Stay America, Inc.	617	13
Foot Locker, Inc.	1,408	74
Ford Motor Co.	32,211	357
Fossil Group, Inc. (a)	2,818	76
G-III Apparel Group Ltd. (a)	524	23
GameStop Corp. ‘A’	2,935	43
Gannett Co., Inc.	1,740	19
Gap, Inc.	5,372	174
General Motors Co.	11,085	437
Genesco, Inc. (a)	444	18
Gentex Corp.	1,651	38
Genuine Parts Co.	305	28
Goodyear Tire & Rubber Co.	593	14
Graham Holdings Co. ‘B’	35	21
Grand Canyon Education, Inc. (a)	86	10
Group 1 Automotive, Inc.	330	21
Guess?, Inc.	1,421	30
H&R Block, Inc.	1,589	36
Hanesbrands, Inc.	1,353	30
Harley-Davidson, Inc.	790	33
Hasbro, Inc.	90	8
Hilton Worldwide Holdings, Inc.	518	41
Home Depot, Inc.	4,565	891
Houghton Mifflin Harcourt Co. (a)	918	7
ILG, Inc.	195	6
International Game Technology PLC	818	19
Interpublic Group of Cos., Inc.	1,611	38
Jack in the Box, Inc.	304	26
JC Penney Co., Inc. (a)	4,031	9
John Wiley & Sons, Inc. ‘A’	146	9
Kohl’s Corp.	3,570	260
L Brands, Inc.	1,360	50
La-Z-Boy, Inc.	454	14
Las Vegas Sands Corp.	1,642	125
Lear Corp.	306	57
Leggett & Platt, Inc.	717	32
Liberty Media Corp-Liberty SiriusXM (a)	1,464	66
Live Nation Entertainment, Inc. (a)	251	12
Lowe’s Cos., Inc.	4,484	429
Macy’s, Inc.	7,425	278
Madison Square Garden Co. ‘A’ (a)	60	19
Marriott International, Inc. ‘A’	763	97
Marriott Vacations Worldwide Corp.	104	12
Mattel, Inc.	2,764	45
McDonald’s Corp.	2,761	433
MDC Holdings, Inc.	314	10
Meritage Homes Corp. (a)	144	6
Michaels Cos., Inc. (a)	497	10
Murphy USA, Inc. (a)	760	56
Netflix, Inc. (a)	489	191
New Media Investment Group, Inc.	451	8
News Corp. ‘A’	4,684	73
NIKE, Inc. ‘B’	4,988	397
Nordstrom, Inc.	1,998	103
NVR, Inc. (a)	18	53
O’Reilly Automotive, Inc. (a)	477	131

	SHARES	MARKET VALUE (000S)
Office Depot, Inc.	7,322	$19
Omnicom Group, Inc.	999	76
Penn National Gaming, Inc. (a)	343	12
Penske Automotive Group, Inc.	296	14
Polaris Industries, Inc.	208	25
Pool Corp.	136	21
PVH Corp.	136	20
Qurate Retail, Inc. (a)	3,455	73
Ralph Lauren Corp.	686	86
Red Rock Resorts, Inc. ‘A’	208	7
Ross Stores, Inc.	1,328	113
Sally Beauty Holdings, Inc. (a)	2,650	42
Scholastic Corp.	221	10
SeaWorld Entertainment, Inc. (a)	1,561	34
Service Corp. International	633	23
ServiceMaster Global Holdings, Inc. (a)	439	26
Shutterfly, Inc. (a)	110	10
Signet Jewelers Ltd.	586	33
Sinclair Broadcast Group, Inc. ‘A’	239	8
Sirius XM Holdings, Inc.	3,361	23
Six Flags Entertainment Corp.	686	48
Sleep Number Corp. (a)	295	9
Sonic Automotive, Inc. ‘A’	390	8
Sotheby’s (a)	136	7
Starbucks Corp.	1,890	92
Steven Madden Ltd.	424	23
Sturm Ruger & Co., Inc.	361	20
Target Corp.	9,858	750
TEGNA, Inc.	1,436	16
Tempur Sealy International, Inc. (a)	132	6
Tenneco, Inc.	450	20
Texas Roadhouse, Inc.	265	17
Thor Industries, Inc.	202	20
Tiffany & Co.	212	28
TJX Cos., Inc.	2,997	285
Tractor Supply Co.	695	53
Tribune Media Co. ‘A’	1,003	38
TripAdvisor, Inc. (a)	193	11
Tupperware Brands Corp.	390	16
Twenty-First Century Fox, Inc. ‘A’	11,015	547
Ulta Salon Cosmetics & Fragrance, Inc. (a)	32	7
Urban Outfitters, Inc. (a)	1,440	64
Vail Resorts, Inc.	148	41
VF Corp.	1,488	121
Viacom, Inc. ‘B’	5,630	170
Vista Outdoor, Inc. (a)	1,557	24
Visteon Corp. (a)	281	36
Walt Disney Co.	1,282	134
Weight Watchers International, Inc. (a)	329	33
Wendy’s Co.	3,705	64
Williams-Sonoma, Inc.	983	60
Wyndham Destinations, Inc.	352	16
Wyndham Hotels & Resorts, Inc.	352	21
Wynn Resorts Ltd.	246	41
Yum! Brands, Inc.	1,482	116

		12,087

CONSUMER STAPLES 9.9%
Altria Group, Inc.	2,990	170
Archer-Daniels-Midland Co.	7,215	331
B&G Foods, Inc.	276	8
Boston Beer Co., Inc. ‘A’ (a)	97	29

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Brown-Forman Corp. ‘B’	1,547	$76
Bunge Ltd.	2,507	175
Cal-Maine Foods, Inc. (a)	430	20
Campbell Soup Co.	611	25
Casey’s General Stores, Inc.	367	39
Church & Dwight Co., Inc.	778	41
Clorox Co.	279	38
Coca-Cola Co.	12,400	544
Colgate-Palmolive Co.	2,248	146
Conagra Brands, Inc.	924	33
Constellation Brands, Inc. ‘A’	343	75
Costco Wholesale Corp.	2,027	424
Coty, Inc. ‘A’	1,049	15
Dean Foods Co.	848	9
Dr Pepper Snapple Group, Inc.	970	118
Edgewell Personal Care Co. (a)	356	18
Estee Lauder Cos., Inc. ‘A’	870	124
Flowers Foods, Inc.	1,866	39
Fresh Del Monte Produce, Inc.	271	12
General Mills, Inc.	2,327	103
Herbalife Nutrition Ltd. (a)	712	38
Hershey Co.	365	34
Hormel Foods Corp.	471	17
Ingredion, Inc.	78	9
J&J Snack Foods Corp.	60	9
JM Smucker Co.	166	18
Kellogg Co.	786	55
Kimberly-Clark Corp.	803	85
Kroger Co.	13,382	381
Lamb Weston Holdings, Inc.	686	47
Lancaster Colony Corp.	143	20
McCormick & Co., Inc.	266	31
Mondelez International, Inc. ‘A’	2,699	111
Monster Beverage Corp. (a)	987	56
Nu Skin Enterprises, Inc. ‘A’	743	58
PepsiCo, Inc.	4,522	492
Performance Food Group Co. (a)	763	28
Philip Morris International, Inc.	5,044	407
Pinnacle Foods, Inc.	392	25
Procter & Gamble Co.	2,900	226
Sanderson Farms, Inc.	400	42
Spectrum Brands Holdings, Inc.	77	6
Sprouts Farmers Market, Inc. (a)	808	18
Sysco Corp.	2,285	156
TreeHouse Foods, Inc. (a)	385	20
Tyson Foods, Inc. ‘A’	928	64
U.S. Foods Holding Corp. (a)	1,034	39
United Natural Foods, Inc. (a)	676	29
Universal Corp.	325	21
USANA Health Sciences, Inc. (a)	88	10
Vector Group Ltd.	723	14
Wal-Mart Stores, Inc.	15,342	1,314
Weis Markets, Inc.	136	7

		6,499

ENERGY 11.9%
Anadarko Petroleum Corp.	914	67
Andeavor	1,265	166
Apache Corp.	828	39
Archrock, Inc.	879	11
Chevron Corp.	10,665	1,348
CNX Resources Corp. (a)	1,793	32
ConocoPhillips	12,583	876
Continental Resources, Inc. (a)	162	10

	SHARES	MARKET VALUE (000S)
Devon Energy Corp.	906	$40
Diamond Offshore Drilling, Inc. (a)	1,727	36
Diamondback Energy, Inc.	181	24
Dril-Quip, Inc. (a)	440	23
Energen Corp. (a)	180	13
EOG Resources, Inc.	1,025	127
Exterran Corp. (a)	222	6
Exxon Mobil Corp.	10,597	877
Forum Energy Technologies, Inc. (a)	555	7
Green Plains, Inc.	772	14
Halliburton Co.	1,447	65
Helix Energy Solutions Group, Inc. (a)	1,230	10
Helmerich & Payne, Inc.	531	34
Hess Corp.	4,929	330
HollyFrontier Corp.	5,090	348
Marathon Oil Corp.	13,835	289
Marathon Petroleum Corp.	6,294	442
McDermott International, Inc. (a)	793	16
Murphy Oil Corp.	3,240	109
Nabors Industries Ltd.	5,350	34
National Oilwell Varco, Inc.	5,290	230
Noble Energy, Inc.	851	30
Oasis Petroleum, Inc. (a)	1,599	21
Occidental Petroleum Corp.	2,619	219
Oceaneering International, Inc.	1,769	45
Oil States International, Inc. (a)	871	28
ONEOK, Inc.	1,182	82
Patterson-UTI Energy, Inc.	837	15
PBF Energy, Inc. ‘A’	1,619	68
PDC Energy, Inc. (a)	122	7
Peabody Energy Corp.	780	35
Phillips 66	5,090	572
Pioneer Natural Resources Co.	301	57
QEP Resources, Inc. (a)	3,645	45
Rowan Cos. PLC ‘A’ (a)	2,765	45
RSP Permian, Inc. (a)	239	10
SEACOR Holdings, Inc. (a)	254	14
SM Energy Co.	1,503	39
Superior Energy Services, Inc. (a)	3,288	32
Unit Corp. (a)	408	10
Valero Energy Corp.	6,354	704
Whiting Petroleum Corp. (a)	1,554	82
World Fuel Services Corp.	1,506	31
WPX Energy, Inc. (a)	739	13

		7,827

FINANCIALS 7.1%
Affiliated Managers Group, Inc.	114	17
Aflac, Inc.	2,470	106
Alleghany Corp.	20	12
Allstate Corp.	1,081	99
Ally Financial, Inc.	5,560	146
Ambac Financial Group, Inc. (a)	692	14
American Equity Investment Life Holding Co.	325	12
American Express Co.	1,256	123
American Financial Group, Inc.	79	9
American International Group, Inc.	11,075	587
American National Insurance Co.	77	9
AmTrust Financial Services, Inc.	686	10
Arthur J Gallagher & Co.	452	30
Assurant, Inc.	530	55
BankUnited, Inc.	196	8
Berkshire Hathaway, Inc. ‘B’ (a)	3,447	643

	SHARES	MARKET VALUE (000S)
BlackRock, Inc.	205	$102
Brighthouse Financial, Inc. (a)	355	14
Brown & Brown, Inc.	1,278	35
Capital One Financial Corp.	756	70
Capitol Federal Financial, Inc.	583	8
CBOE Holdings, Inc.	326	34
Charles Schwab Corp.	2,155	110
Cincinnati Financial Corp.	161	11
CIT Group, Inc.	420	21
CME Group, Inc.	831	136
CNO Financial Group, Inc.	1,476	28
Comerica, Inc.	304	28
Credit Acceptance Corp. (a)	25	9
Discover Financial Services	526	37
E*TRADE Financial Corp. (a)	490	30
Evercore, Inc. ‘A’	96	10
FactSet Research Systems, Inc.	146	29
Federated Investors, Inc. ‘B’	571	13
First American Financial Corp.	816	42
FirstCash, Inc.	218	20
FNF Group	686	26
Franklin Resources, Inc.	1,198	38
Genworth Financial, Inc. ‘A’ (a)	5,836	26
Hanover Insurance Group, Inc.	286	34
Hartford Financial Services Group, Inc.	573	29
Infinity Property & Casualty Corp.	77	11
Interactive Brokers Group, Inc. ‘A’	162	10
Intercontinental Exchange, Inc.	251	18
Kemper Corp.	414	31
Legg Mason, Inc.	967	34
Loews Corp.	2,361	114
LPL Financial Holdings, Inc.	899	59
Markel Corp. (a)	9	10
Marsh & McLennan Cos., Inc.	1,324	109
MBIA, Inc. (a)	2,205	20
Mercury General Corp.	226	10
Moody’s Corp.	478	82
Morningstar, Inc.	123	16
MSCI, Inc.	375	62
Nasdaq, Inc.	295	27
National General Holdings Corp.	357	9
Navient Corp.	4,442	58
New York Community Bancorp, Inc.	742	8
Old Republic International Corp.	1,184	24
PRA Group, Inc. (a)	299	12
Primerica, Inc.	79	8
ProAssurance Corp.	405	14
Progressive Corp.	1,602	95
S&P Global, Inc.	732	149
Santander Consumer USA Holdings, Inc.	1,172	22
SEI Investments Co.	679	42
SLM Corp. (a)	789	9
Stewart Information Services Corp.	309	13
SVB Financial Group (a)	98	28
T Rowe Price Group, Inc.	1,145	133
TCF Financial Corp.	277	7
TD Ameritrade Holding Corp.	525	29
Travelers Cos., Inc.	2,810	344
Umpqua Holdings Corp.	406	9
Voya Financial, Inc.	2,142	101
Waddell & Reed Financial, Inc. ‘A’	1,529	27
White Mountains Insurance Group Ltd.	42	38

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
World Acceptance Corp. (a)	128	$14
WR Berkley Corp.	123	9

		4,635

HEALTH CARE 9.8%
Abbott Laboratories	3,094	189
AbbVie, Inc.	3,880	360
Aetna, Inc.	580	106
Align Technology, Inc. (a)	139	48
AmerisourceBergen Corp.	116	10
Anthem, Inc.	2,111	503
Baxter International, Inc.	1,691	125
Becton Dickinson and Co.	601	144
Bio-Rad Laboratories, Inc. ‘A’ (a)	110	32
Bio-Techne Corp.	68	10
Biogen, Inc. (a)	168	49
Brookdale Senior Living, Inc. (a)	1,097	10
Bruker Corp.	239	7
Cardinal Health, Inc.	2,929	143
Catalent, Inc. (a)	209	9
Centene Corp. (a)	352	43
Chemed Corp.	166	53
Cigna Corp.	148	25
Cooper Cos., Inc.	104	25
CVS Health Corp.	12,769	822
Danaher Corp.	1,433	141
DaVita, Inc. (a)	176	12
Dentsply Sirona, Inc.	100	4
Diplomat Pharmacy, Inc. (a)	393	10
Edwards Lifesciences Corp. (a)	372	54
Encompass Health Corp.	311	21
Express Scripts Holding Co. (a)	7,233	559
Gilead Sciences, Inc.	3,896	276
HCA Healthcare, Inc.	482	49
Henry Schein, Inc. (a)	172	13
Humana, Inc.	434	129
Illumina, Inc. (a)	303	85
Intuitive Surgical, Inc. (a)	230	110
IQVIA Holdings, Inc. (a)	354	35
Johnson & Johnson	4,706	571
Kindred Healthcare, Inc. (a)	1,497	14
Laboratory Corp. of America Holdings (a)	68	12
LifePoint Health, Inc. (a)	631	31
Magellan Health, Inc. (a)	332	32
Mallinckrodt PLC (a)	573	11
Masimo Corp. (a)	93	9
McKesson Corp.	407	54
MEDNAX, Inc. (a)	633	27
Merck & Co., Inc.	1,635	99
Mettler-Toledo International, Inc. (a)	50	29
Molina Healthcare, Inc. (a)	106	10
Myriad Genetics, Inc. (a)	942	35
Owens & Minor, Inc.	1,517	25
Patterson Cos., Inc.	532	12
Quest Diagnostics, Inc.	176	19
ResMed, Inc.	968	100
Select Medical Holdings Corp. (a)	844	15
Stryker Corp.	692	117
Teleflex, Inc.	176	47
Tenet Healthcare Corp. (a)	2,748	92
Thermo Fisher Scientific, Inc.	714	148
United Therapeutics Corp. (a)	217	25
UnitedHealth Group, Inc.	1,682	413

	SHARES	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc. (a)	3,425	$80
Varian Medical Systems, Inc. (a)	306	35
Waters Corp. (a)	43	8
WellCare Health Plans, Inc. (a)	83	20
Zoetis, Inc.	1,389	118

		6,419

INDUSTRIALS 11.5%
3M Co.	1,782	351
AAR Corp.	308	14
ABM Industries, Inc.	1,061	31
ACCO Brands Corp.	626	9
Actuant Corp. ‘A’	644	19
AECOM (a)	235	8
AGCO Corp.	572	35
Air Lease Corp.	174	7
Aircastle Ltd.	411	8
Alaska Air Group, Inc.	171	10
Allegiant Travel Co.	76	11
Allison Transmission Holdings, Inc.	894	36
AMERCO	27	10
American Airlines Group, Inc.	2,470	94
AMETEK, Inc.	405	29
AO Smith Corp.	343	20
Applied Industrial Technologies, Inc.	266	19
ArcBest Corp.	423	19
Armstrong World Industries, Inc. (a)	184	12
ASGN, Inc. (a)	90	7
Atlas Air Worldwide Holdings, Inc. (a)	284	20
Avis Budget Group, Inc. (a)	1,594	52
Boeing Co.	2,022	678
Briggs & Stratton Corp.	435	8
BWX Technologies, Inc.	663	41
Carlisle Cos., Inc.	112	12
Caterpillar, Inc.	1,062	144
CH Robinson Worldwide, Inc.	992	83
Cintas Corp.	388	72
Copart, Inc. (a)	1,585	90
CoStar Group, Inc. (a)	67	28
Covanta Holding Corp.	1,144	19
Crane Co.	149	12
Cummins, Inc.	629	84
Curtiss-Wright Corp.	199	24
Deere & Co.	2,428	339
Delta Air Lines, Inc.	388	19
Deluxe Corp.	254	17
Donaldson Co., Inc.	460	21
Dun & Bradstreet Corp.	110	14
Emerson Electric Co.	2,935	203
Expeditors International of Washington, Inc.	1,210	88
Fastenal Co.	1,164	56
FedEx Corp.	439	100
Flowserve Corp.	491	20
Fluor Corp.	1,896	93
Fortive Corp.	731	56
Fortune Brands Home & Security, Inc.	156	8
FTI Consulting, Inc. (a)	403	24
GATX Corp.	349	26
Generac Holdings, Inc. (a)	511	26
General Dynamics Corp.	721	134
General Electric Co.	12,733	173
Graco, Inc.	616	28

	SHARES	MARKET VALUE (000S)
Greenbrier Cos., Inc.	546	$29
H&E Equipment Services, Inc.	485	18
Harris Corp.	248	36
HD Supply Holdings, Inc. (a)	752	32
Healthcare Services Group, Inc.	426	18
HEICO Corp.	178	13
Herman Miller, Inc.	328	11
Hertz Global Holdings, Inc. (a)	2,225	34
Hexcel Corp.	502	33
Hillenbrand, Inc.	284	13
HNI Corp.	272	10
Honeywell International, Inc.	1,324	191
Hub Group, Inc. ‘A’ (a)	441	22
Hubbell, Inc.	151	16
Huntington Ingalls Industries, Inc.	224	49
IDEX Corp.	311	42
Illinois Tool Works, Inc.	854	118
ITT, Inc.	444	23
Jacobs Engineering Group, Inc.	895	57
JB Hunt Transport Services, Inc.	419	51
Kaman Corp.	227	16
KAR Auction Services, Inc.	749	41
KBR, Inc.	2,465	44
Kelly Services, Inc. ‘A’	346	8
Kirby Corp. (a)	100	8
KLX, Inc. (a)	89	6
Knight-Swift Transportation Holdings, Inc.	200	8
L3 Technologies, Inc.	139	27
Landstar System, Inc.	450	49
Lennox International, Inc.	161	32
Lincoln Electric Holdings, Inc.	353	31
Lockheed Martin Corp.	1,030	304
Macquarie Infrastructure Corp.	448	19
ManpowerGroup, Inc.	581	50
Masco Corp.	666	25
Masonite International Corp. (a)	146	11
Moog, Inc. ‘A’	162	13
MRC Global, Inc. (a)	1,020	22
MSC Industrial Direct Co., Inc. ‘A’	593	50
Mueller Industries, Inc.	399	12
Neilsen Holdings PLC	123	4
Nordson Corp.	155	20
Northrop Grumman Corp.	984	303
NOW, Inc. (a)	1,914	26
Old Dominion Freight Line, Inc.	229	34
Oshkosh Corp.	109	8
Parker-Hannifin Corp.	296	46
Pitney Bowes, Inc.	2,807	24
Quad/Graphics, Inc.	455	10
Quanta Services, Inc. (a)	1,212	41
Raytheon Co.	768	148
Republic Services, Inc.	211	14
Robert Half International, Inc.	694	45
Rockwell Automation, Inc.	235	39
Rockwell Collins, Inc.	687	93
Rollins, Inc.	482	25
Roper Technologies, Inc.	179	49
Rush Enterprises, Inc. ‘A’ (a)	314	14
Ryder System, Inc.	521	37
SkyWest, Inc.	356	19
Snap-on, Inc.	62	10
Southwest Airlines Co.	198	10
Spirit AeroSystems Holdings, Inc. ‘A’	658	57
SPX FLOW, Inc. (a)	390	17

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Steelcase, Inc. ‘A’	776	$10
Stericycle, Inc. (a)	296	19
Teledyne Technologies, Inc. (a)	150	30
Terex Corp.	747	32
Textron, Inc.	415	27
Timken Co.	670	29
Toro Co.	482	29
TransDigm Group, Inc.	120	41
TransUnion	341	24
Trinity Industries, Inc.	1,171	40
Triumph Group, Inc.	536	11
TrueBlue, Inc. (a)	291	8
Tutor Perini Corp. (a)	551	10
Union Pacific Corp.	1,367	194
United Parcel Service, Inc. ‘B’	1,467	156
United Rentals, Inc. (a)	396	58
United Technologies Corp.	491	61
Universal Forest Products, Inc.	349	13
Verisk Analytics, Inc. (a)	617	66
Wabash National Corp.	711	13
WABCO Holdings, Inc. (a)	188	22
Wabtec Corp.	170	17
Waste Connections, Inc.	249	19
Waste Management, Inc.	1,130	92
Watsco, Inc.	274	49
Werner Enterprises, Inc.	418	16
WESCO International, Inc. (a)	610	35
WW Grainger, Inc.	473	146
XPO Logistics, Inc. (a)	222	22
Xylem, Inc.	711	48

		7,583

INFORMATION TECHNOLOGY 17.4%
Activision Blizzard, Inc.	1,271	97
Adobe Systems, Inc. (a)	873	213
ADTRAN, Inc.	798	12
Akamai Technologies, Inc. (a)	309	23
Alliance Data Systems Corp.	90	21
Amdocs Ltd.	182	12
Amphenol Corp. ‘A’	528	46
Anixter International, Inc. (a)	290	18
ANSYS, Inc. (a)	315	55
Apple, Inc.	3,890	720
Applied Materials, Inc.	817	38
Arista Networks, Inc. (a)	95	24
Arrow Electronics, Inc. (a)	860	65
Autodesk, Inc. (a)	407	53
Automatic Data Processing, Inc.	731	98
Avnet, Inc.	1,404	60
Benchmark Electronics, Inc.	521	15
Booz Allen Hamilton Holding Corp.	1,033	45
Broadridge Financial Solutions, Inc.	546	63
CACI International, Inc. ‘A’ (a)	204	34
Cadence Design Systems, Inc. (a)	943	41
Cars.com, Inc. (a)	298	8
CDK Global, Inc.	265	17
CDW Corp.	690	56
Cisco Systems, Inc.	8,358	360
Citrix Systems, Inc. (a)	225	24
Cognizant Technology Solutions Corp. ‘A’	1,037	82
Conduent, Inc. (a)	1,425	26
Convergys Corp.	1,233	30
CoreLogic, Inc. (a)	144	7

	SHARES	MARKET VALUE (000S)
Corning, Inc.	6,668	$183
Cree, Inc. (a)	1,013	42
Cypress Semiconductor Corp.	649	10
Dolby Laboratories, Inc. ‘A’	351	22
DXC Technology Co.	505	41
eBay, Inc. (a)	1,416	51
Electronic Arts, Inc. (a)	596	84
Entegris, Inc.	254	9
EPAM Systems, Inc. (a)	93	12
F5 Networks, Inc. (a)	329	57
Facebook, Inc. ‘A’ (a)	4,193	815
Fair Isaac Corp. (a)	124	24
Fidelity National Information Services, Inc.	584	62
First Solar, Inc. (a)	403	21
Fiserv, Inc. (a)	1,475	109
FleetCor Technologies, Inc. (a)	166	35
FLIR Systems, Inc.	752	39
Gartner, Inc. (a)	69	9
Genpact Ltd.	1,063	31
Global Payments, Inc.	295	33
Hewlett Packard Enterprise Co.	5,486	80
HP, Inc.	10,994	249
Insight Enterprises, Inc. (a)	456	22
Integrated Device Technology, Inc. (a)	530	17
Intel Corp.	8,287	412
InterActiveCorp (a)	144	22
International Business Machines Corp.	7,886	1,102
Intuit, Inc.	806	165
IPG Photonics Corp. (a)	80	18
Jabil, Inc.	1,518	42
Jack Henry & Associates, Inc.	500	65
Juniper Networks, Inc.	1,954	54
Keysight Technologies, Inc. (a)	348	21
KLA-Tencor Corp.	385	39
Lam Research Corp.	291	50
Leidos Holdings, Inc.	454	27
Littelfuse, Inc.	45	10
Manhattan Associates, Inc. (a)	192	9
ManTech International Corp. ‘A’	322	17
Mastercard, Inc. ‘A’	2,512	494
Maxim Integrated Products, Inc.	494	29
Methode Electronics, Inc.	162	7
Micron Technology, Inc. (a)	2,055	108
Microsoft Corp.	8,629	851
MKS Instruments, Inc.	98	9
Motorola Solutions, Inc.	2,074	241
NetApp, Inc.	476	37
NETGEAR, Inc. (a)	228	14
NVIDIA Corp.	977	231
ON Semiconductor Corp. (a)	773	17
Paychex, Inc.	1,260	86
PayPal Holdings, Inc. (a)	2,006	167
Perspecta, Inc.	286	6
Plantronics, Inc.	318	24
Plexus Corp. (a)	267	16
PTC, Inc. (a)	213	20
Qorvo, Inc. (a)	381	31
QUALCOMM, Inc.	4,357	245
Red Hat, Inc. (a)	330	44
Sabre Corp.	499	12
salesforce.com, Inc. (a)	1,255	171
Sanmina Corp. (a)	988	29

	SHARES	MARKET VALUE (000S)
ScanSource, Inc. (a)	158	$6
Science Applications International Corp.	171	14
Seagate Technology PLC	6,390	361
Silicon Laboratories, Inc. (a)	76	8
Skyworks Solutions, Inc.	146	14
SS&C Technologies Holdings, Inc.	384	20
Symantec Corp.	689	14
SYNNEX Corp.	150	14
Synopsys, Inc. (a)	276	24
Syntel, Inc. (a)	553	18
Take-Two Interactive Software, Inc. (a)	211	25
Tech Data Corp. (a)	576	47
Teradata Corp. (a)	1,191	48
Teradyne, Inc.	475	18
Texas Instruments, Inc.	3,674	405
Total System Services, Inc.	628	53
Twitter, Inc. (a)	1,236	54
VeriSign, Inc. (a)	389	53
Visa, Inc. ‘A’	4,617	612
Vishay Intertechnology, Inc.	1,328	31
VMware, Inc. ‘A’ (a)	142	21
Western Union Co.	2,122	43
WEX, Inc. (a)	79	15
Worldpay, Inc. ‘A’ (a)	630	52
Xerox Corp.	2,619	63
Xilinx, Inc.	476	31
Zebra Technologies Corp. ‘A’ (a)	98	14
Zillow Group, Inc. ‘C’ (a)	313	19

		11,459

MATERIALS 3.7%
Air Products & Chemicals, Inc.	389	60
Alcoa Corp. (a)	2,553	120
Allegheny Technologies, Inc. (a)	1,448	36
AptarGroup, Inc.	425	40
Ashland Global Holdings, Inc.	113	9
Avery Dennison Corp.	442	45
Axalta Coating Systems Ltd. (a)	382	11
Ball Corp.	357	13
Bemis Co., Inc.	1,084	46
Boise Cascade Co.	478	21
Carpenter Technology Corp.	471	25
Celanese Corp. ‘A’	87	10
CF Industries Holdings, Inc.	2,171	96
Cleveland-Cliffs, Inc. (a)	3,693	31
Commercial Metals Co.	1,704	36
Compass Minerals International, Inc.	355	23
Crown Holdings, Inc. (a)	434	19
Domtar Corp.	961	46
Eastman Chemical Co.	231	23
Ecolab, Inc.	83	12
Freeport-McMoRan, Inc.	10,302	178
Graphic Packaging Holding Co.	1,901	28
Huntsman Corp.	225	6
Innophos Holdings, Inc.	184	9
Innospec, Inc.	102	8
International Flavors & Fragrances, Inc.	227	28
Kaiser Aluminum Corp.	193	20
Louisiana-Pacific Corp.	259	7
LyondellBasell Industries NV ‘A’	4,194	461
Materion Corp.	171	9

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
Mosaic Co.	5,880	$165
NewMarket Corp.	69	28
Newmont Mining Corp.	945	36
Owens-Illinois, Inc. (a)	689	12
Packaging Corp. of America	319	36
PolyOne Corp.	485	21
PPG Industries, Inc.	518	54
Praxair, Inc.	1,191	188
Reliance Steel & Aluminum Co.	776	68
Royal Gold, Inc.	118	11
RPM International, Inc.	403	23
Schnitzer Steel Industries, Inc. ‘A’	430	14
Schweitzer-Mauduit International, Inc.	255	11
Scotts Miracle-Gro Co.	207	17
Sealed Air Corp.	674	29
Sensient Technologies Corp.	226	16
Sherwin-Williams Co.	177	72
Silgan Holdings, Inc.	694	19
Sonoco Products Co.	832	44
Steel Dynamics, Inc.	453	21
TimkenSteel Corp. (a)	579	9
Trinseo S.A.	156	11
Tronox Ltd. ‘A’	454	9
United States Steel Corp.	873	30
Worthington Industries, Inc.	158	7
WR Grace & Co.	149	11

		2,438

REAL ESTATE 0.1%
CBRE Group, Inc. ‘A’ (a)	589	28
Jones Lang LaSalle, Inc.	83	14
St. Joe Co. (a)	488	9

		51

TELECOMMUNICATION SERVICES 2.6%
AT&T, Inc.	8,368	269
CenturyLink, Inc.	12,075	225
Telephone & Data Systems, Inc.	1,124	31
Verizon Communications, Inc.	23,201	1,167

		1,692

UTILITIES 1.7%
AES Corp.	11,133	149
ALLETE, Inc.	92	7
Aqua America, Inc.	324	12
Avista Corp.	121	6
Entergy Corp.	845	68
Evergy, Inc.	510	29
Exelon Corp.	7,681	327
FirstEnergy Corp.	2,740	98
Hawaiian Electric Industries, Inc.	352	12
IDACORP, Inc.	93	9
MDU Resources Group, Inc.	871	25
New Jersey Resources Corp.	156	7
NextEra Energy, Inc.	836	140
NRG Energy, Inc.	1,340	41
PPL Corp.	1,129	32
Public Service Enterprise Group, Inc.	897	49
Southern Co.	699	32
Spire, Inc.	202	14
Vectren Corp.	151	11
Vistra Energy Corp. (a)	2,132	51

	SHARES	MARKET VALUE (000S)
WGL Holdings, Inc.	92	$8

		1,127

Total United States		61,817

Total Common Stocks (Cost $61,130)		62,324

REAL ESTATE INVESTMENT TRUSTS 4.0%

UNITED STATES 4.0%

FINANCIALS 0.5%
AGNC Investment Corp.	1,064	20
Annaly Capital Management, Inc.	1,619	17
Apollo Commercial Real Estate Finance, Inc.	512	9
Blackstone Mortgage Trust, Inc. ‘A’	497	16
Capstead Mortgage Corp.	1,090	10
Chimera Investment Corp.	1,619	30
CYS Investments, Inc.	2,297	17
Invesco Mortgage Capital, Inc.	1,587	25
Ladder Capital Corp.	756	12
MFA Financial, Inc.	2,826	21
New Residential Investment Corp.	2,194	38
PennyMac Mortgage Investment Trust	808	15
Redwood Trust, Inc.	653	11
Starwood Property Trust, Inc.	1,500	33
Two Harbors Investment Corp.	2,666	42

		316

REAL ESTATE 3.5%
Acadia Realty Trust	328	9
Alexandria Real Estate Equities, Inc.	255	32
American Campus Communities, Inc.	587	25
American Homes 4 Rent ‘A’	612	14
American Tower Corp.	108	16
Apartment Investment & Management Co. ‘A’	517	22
Apple Hospitality REIT, Inc.	1,099	20
AvalonBay Communities, Inc.	85	15
Boston Properties, Inc.	125	16
Brandywine Realty Trust	1,030	17
Brixmor Property Group, Inc.	1,959	34
Camden Property Trust	354	32
CBL & Associates Properties, Inc.	4,005	22
Columbia Property Trust, Inc.	1,258	29
CoreCivic, Inc.	1,466	35
Corporate Office Properties Trust	490	14
Crown Castle International Corp.	882	95
CubeSmart	851	27
CyrusOne, Inc.	152	9
DCT Industrial Trust, Inc.	432	29
DDR Corp.	1,845	33
Digital Realty Trust, Inc.	91	10
Douglas Emmett, Inc.	456	18
Duke Realty Corp.	1,234	36
Education Realty Trust, Inc.	294	12
Empire State Realty Trust, Inc. ‘A’	377	6
EPR Properties	243	16
Equinix, Inc.	11	5
Equity Commonwealth (a)	699	22
Equity LifeStyle Properties, Inc.	304	28
Equity Residential	782	50
Essex Property Trust, Inc.	36	9
Extra Space Storage, Inc.	500	50
Federal Realty Investment Trust	198	25

	SHARES	MARKET VALUE (000S)
First Industrial Realty Trust, Inc.	450	$15
Gaming and Leisure Properties, Inc.	596	21
GGP, Inc.	541	11
Government Properties Income Trust	518	8
Gramercy Property Trust	579	16
HCP, Inc.	595	15
Healthcare Realty Trust, Inc.	445	13
Healthcare Trust of America, Inc. ‘A’	497	13
Highwoods Properties, Inc.	423	21
Hospitality Properties Trust	745	21
Hudson Pacific Properties, Inc.	382	14
Iron Mountain, Inc.	688	24
Kilroy Realty Corp.	310	23
Kimco Realty Corp.	957	16
Kite Realty Group Trust	579	10
Lamar Advertising Co. ‘A’	520	36
Lexington Realty Trust	1,361	12
Liberty Property Trust	697	31
Life Storage, Inc.	248	24
Macerich Co.	608	35
Mack-Cali Realty Corp.	686	14
Medical Properties Trust, Inc.	1,323	19
Mid-America Apartment Communities, Inc.	356	36
National Health Investors, Inc.	108	8
National Retail Properties, Inc.	813	36
Omega Healthcare Investors, Inc.	941	29
Outfront Media, Inc.	1,057	21
Paramount Group, Inc.	1,299	20
Park Hotels & Resorts, Inc.	375	12
Piedmont Office Realty Trust, Inc. ‘A’	1,181	24
Prologis, Inc.	324	21
PS Business Parks, Inc.	112	14
Public Storage	243	55
Quality Care Properties, Inc. (a)	935	20
Rayonier, Inc.	989	38
Realty Income Corp.	161	9
Regency Centers Corp.	313	19
Retail Opportunity Investments Corp.	390	7
Retail Properties of America, Inc. ‘A’	1,692	22
RLJ Lodging Trust	604	13
Ryman Hospitality Properties, Inc.	269	22
Sabra Health Care REIT, Inc.	401	9
SBA Communications Corp. (a)	287	47
Select Income REIT	444	10
Senior Housing Properties Trust	1,862	34
Simon Property Group, Inc.	1,199	204
SL Green Realty Corp.	98	10
Spirit MTA REIT (a)	371	4
Spirit Realty Capital, Inc.	3,960	32
STORE Capital Corp.	813	22
Sun Communities, Inc.	320	31
Tanger Factory Outlet Centers, Inc.	543	13
Taubman Centers, Inc.	285	17
UDR, Inc.	841	32
Ventas, Inc.	341	19
VEREIT, Inc.	1,263	9
Vornado Realty Trust	146	11
Washington Prime Group, Inc.	3,120	25
Washington Real Estate Investment Trust	360	11
Weingarten Realty Investors	799	25
Welltower, Inc.	388	24
Weyerhaeuser Co.	142	5
WP Carey, Inc.	563	37

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	47

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

June 30, 2018

	SHARES	MARKET VALUE (000S)
Xenia Hotels & Resorts, Inc.	980	$24

		2,325

Total Real Estate Investment Trusts (Cost $2,537)		2,641

Total Investments in Securities (Cost $63,667)		64,965

Total Investments 98.9% (Cost $63,667)		$64,965

Other Assets and Liabilities, net 1.1%		693

Net Assets 100.0%		$65,658

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$104	$0	$0	$104
Ireland
Information Technology	355	0	0	355
Switzerland
Financials	48	0	0	48
United States
Consumer Discretionary	12,087	0	0	12,087
Consumer Staples	6,499	0	0	6,499
Energy	7,827	0	0	7,827
Financials	4,635	0	0	4,635
Health Care	6,419	0	0	6,419

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Industrials	$7,583	$0	$0	$7,583
Information Technology	11,459	0	0	11,459
Materials	2,438	0	0	2,438
Real Estate	51	0	0	51
Telecommunication Services	1,692	0	0	1,692
Utilities	1,127	0	0	1,127
Real Estate Investment Trusts
United States
Financials	316	0	0	316
Real Estate	2,325	0	0	2,325

Total Investments	$64,965	$0	$0	$64,965

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2018

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

ANNUAL REPORT	JUNE 30, 2018	49

Notes to Financial Statements (Cont.)

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements   In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

50	PIMCO EQUITY SERIES

June 30, 2018

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies

ANNUAL REPORT	JUNE 30, 2018	51

Notes to Financial Statements (Cont.)

other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. The Manager may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the

52	PIMCO EQUITY SERIES

June 30, 2018

requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted

ANNUAL REPORT	JUNE 30, 2018	53

Notes to Financial Statements (Cont.)

markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2018 are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are

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included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
New/Small Fund	X	X	X
Market Trading	X	X	X
Equity	X	X	X
Credit	X	X	X
Market	X	X	X
Liquidity	X	X	X
Issuer	X	X	X
Derivatives	X	X	X
Foreign (Non-U.S.) Investment	X	X
Emerging Markets	X
Currency	X	X
Model	X	X	X
Leveraging	X	X	X
Management and Tracking Error	X	X	X
Indexing	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

ANNUAL REPORT	JUNE 30, 2018	55

Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

56	PIMCO EQUITY SERIES

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operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

ANNUAL REPORT	JUNE 30, 2018	57

Notes to Financial Statements (Cont.)

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2018 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the applicable Fee Waiver Agreements and Expense Limitation Agreement combined) at June 30, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$119	$119
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	122	122
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	122	122

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal

58	PIMCO EQUITY SERIES

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course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$373,424	$118,734
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	11,424	9,335
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	24,825	22,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2018, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$140,344	$0
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	40,382	14,327
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	86,263	26,768

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	59

Notes to Financial Statements (Cont.)

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,890	$0	$(32,766)	$0	$(14,197)	$0	$0
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	487	0	(404)	0	(751)	0	0
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	364	0	1,301	0	(1,382)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, Passive Foreign Investment Companies (PFICs), Real Estate Investment Trusts (REITs), and non-REIT Return of Capital.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$14,197	$0
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	751	0
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,382	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2018

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$384,811	$10,014	$(42,759)	$(32,745)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	28,798	1,030	(1,433)	(403)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	63,665	3,112	(1,812)	1,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, convertible preferred securities, unrealized gain or loss on Passive Foreign Investment Companies (PFICs), Real Estate Investment Trusts (REITs), and non-REIT Return of Capital.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018			June 30, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$443	$0	$0	$0	$0	$0
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	176	0	0	0	0	0
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	226	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2018	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (three of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 31, 2017 (inception date) through June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period August 31, 2017 (inception date) through June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

62	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
CAD	Canadian Dollar	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	SGD	Singapore Dollar

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced
NVDR	Non-Voting Depositary Receipt

ANNUAL REPORT	JUNE 30, 2018	63

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	1.40%	100.00%	$0	$0	$5,093,387	$600,733
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%	100.00%	0	0	721,094	69,063
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	100.00%	100.00%	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

64	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2018	65

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and General Deputy Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

66	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2018	67

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

68	PIMCO EQUITY SERIES

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2018	69

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063018

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2018	$616,834
	June 30, 2017	$491,328

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	June 30, 2018	$—
	June 30, 2017	$—

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2018	$—
	June 30, 2017	$24,550

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2018	$—
	June 30, 2017	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2018	June 30, 2017
PIMCO Equity Series Trust	$—	$24,550
Pacific Investment Management Company LLC (“PIMCO”)	7,397,858	8,531,028

Totals	$7,397,858	$8,555,578

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Jennifer Holden Dunbar

Peter B. McCarthy

Ronald C. Parker

.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable to open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	August 28, 2018